                                                                   EXHIBIT 10.GG

                                                                  CONFORMED COPY

                              U.S. $753,085,340.10

            AMENDED AND RESTATED SPONSOR SUBSIDIARY CREDIT AGREEMENT

                       Originally Dated as of May 9, 2000

   Amended and Restated as of December 15, 2000, June 29, 2001, July 19, 2002

            and as further Amended and Restated as of April 16, 2003

                                      among

                             NORIC HOLDINGS, L.L.C.,

                                  as borrower,

                                       and

                  THE OTHER SPONSOR SUBSIDIARIES PARTY HERETO,

                                 as co-obligors,

                           MUSTANG INVESTORS, L.L.C.,

                          as Sponsor Subsidiary Lender,

                                       and

                          CLYDESDALE ASSOCIATES, L.P.,

                          as Subordinated Note Holder,

                                       and

                            WILMINGTON TRUST COMPANY,

                     as Sponsor Subsidiary Collateral Agent,

                                       and

                         CITICORP NORTH AMERICA, INC.,

                           as Mustang Collateral Agent

Sponsor Subsidiary Credit Agreement

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                                TABLE OF CONTENTS

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                   ARTICLE I DEFINITIONS AND ACCOUNTING TERMS

Section 1.01. Certain Defined Terms..............................................................          2
Section 1.02. Computation of Time Periods........................................................          3
Section 1.03. No Presumption Against Any Party...................................................          3
Section 1.04. Use of Certain Terms...............................................................          3
Section 1.05. Headings and References............................................................          4
Section 1.06. Accounting Terms...................................................................          4
Section 1.07. Balance in Cash Reserve............................................................          4
Section 1.08. Face Value Amount..................................................................          4
Section 1.09. Supplements to Schedules...........................................................          5
Section 1.10. E&P Assets - Interest Coverage.....................................................          5
Section 1.11. Sponsor Subsidiary Notices.........................................................          6
Section 1.12. Material Adverse Effect............................................................          6

                  ARTICLE II AMOUNTS AND TERMS OF THE ADVANCES

Section 2.01. The Advances.......................................................................          6
Section 2.02. [Intentionally omitted]............................................................          6
Section 2.03. Interest...........................................................................          6
Section 2.04. Repayment of Advances..............................................................          7
Section 2.05. Prepayment of Advances.............................................................          7
Section 2.06. Payments and Computations; Additional Amounts......................................          9
Section 2.07. Taxes; Additional Financing Costs..................................................          9
Section 2.08. Evidence of Indebtedness...........................................................         11
Section 2.09. E&P Assets - E&P Borrowing Base Determinations.....................................         12
Section 2.10. Collateral Shortfall...............................................................         16
Section 2.11. Adjustments to Energy Investment Loan Values.......................................         17

                       ARTICLE III CONDITIONS TO ADVANCES

Section 3.01. Conditions Precedent to Making the Initial Advance.................................         18
Section 3.02. Conditions Precedent to Making the Additional Advances.............................         23
Section 3.03. Conditions Precedent to Third Restatement on July 19, 2002.........................         24
Section 3.04. Conditions Precedent to Amending and Restating this Agreement on
                 April 16, 2003..................................................................         39

                    ARTICLE IV REPRESENTATIONS AND WARRANTIES

Section 4.01. Representations and Warranties with Respect to Each Sponsor
                Subsidiary.......................................................................         35
Section 4.02. Representations and Warranties with Respect to Energy Investments
                and Controlled Businesses........................................................         41
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Section 4.03. Representations and Warranties with Respect to E&P Assets..........................         43
Section 4.04. Timing of Representations and Warranties with respect to Operative
                Documents........................................................................         45

                   ARTICLE V COVENANTS OF SPONSOR SUBSIDIARIES

Section 5.01. Affirmative Covenants with Respect to Sponsor Subsidiaries.........................         45
Section 5.02. Negative Covenants with Respect to Sponsor Subsidiaries............................         49
Section 5.03. Refinancing of the Controlled Business Debt........................................         55
Section 5.04. Financial Covenants................................................................         56
Section 5.05. Certain Negative Covenants with respect to Lipizzan and Noric LP...................         58
Section 5.06. A-Loans and Total Cash Collateral Amount...........................................         60
Section 5.07. Appraisals of Energy Investments...................................................         61
Section 5.08. Affirmative Covenants with Respect to Controlled Businesses........................         62
Section 5.09. Negative Covenants with Respect to Each Controlled Business........................         64
Section 5.10. Covenants with Respect to E&P Participation Agreements and
                Production Payment Agreements....................................................         73
Section 5.11. Application of Amounts on Deposit in the Proceeds Account..........................         75

                          ARTICLE VI EVENTS OF DEFAULT

Section 6.01. Events of Default..................................................................         76
Section 6.02. Termination and Liquidation Event..................................................         81

              ARTICLE VII ADMINISTRATION, SETTLEMENT AND COLLECTION

Section 7.01. Maintaining the Cash Reserves and Operating Accounts...............................         82
Section 7.02. Deposit of Funds into the Sponsor Subsidiary Cash Reserve, the Noric
                Holdings I Cash Reserve, the Noric Holdings III Deposit Account
                and Noric Holdings IV Cash Reserve...............................................         84
Section 7.03. Permitted Investments..............................................................         86
Section 7.04. Transfers from the Cash Reserves...................................................         88
Section 7.05. Transfers from the Sponsor Subsidiary Operating Account............................         93
Section 7.06. Subsisting Event of Default or Incipient Event.....................................         94
Section 7.07. Transfers from the Cash Reserves and the Sponsor Subsidiary
                Operating Account in Respect of Payments on the Maturity Date and
                Application of Proceeds of Collateral Pursuant to the Sponsor
                Subsidiary Security Agreement....................................................         94

                        ARTICLE VIII THE COLLATERAL AGENT

Section 8.01. Authorization and Action...........................................................         95
Section 8.02. Sponsor Subsidiary Collateral Agent's Reliance, Etc................................         96
Section 8.03. Mustang Credit Decision............................................................         96
Section 8.04. Fee ...............................................................................         97
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      ARTICLE IX ASSIGNMENTS; ACCESSION OF ADDITIONAL SPONSOR SUBSIDIARIES;
                       ACQUISITIONS OF TRANSACTION ASSETS

Section 9.01. No Assignment by any Sponsor Subsidiary............................................         97
Section 9.02. Additional Sponsor Subsidiaries and Acquisitions of Transaction Assets.............         97
Section 9.03. Permitted Assignment by Mustang....................................................         97

                            ARTICLE X INDEMNIFICATION

Section 10.01. Indemnities by Sponsor Subsidiaries...............................................         97
Section 10.02. Survival of Indemnification Obligations...........................................         99
Section 10.03. Limitations on Indemnification Obligations........................................         99
Section 10.04. Payments..........................................................................         99
Section 10.05. Procedural Requirements...........................................................         99

                            ARTICLE XI MISCELLANEOUS

Section 11.01. Amendments, Etc...................................................................        101
Section 11.02. Notices, Etc......................................................................        101
Section 11.03. No Waiver, Remedies...............................................................        102
Section 11.04. Costs and Expenses................................................................        102
Section 11.05. Right of Setoff...................................................................        103
Section 11.06. Binding Effect....................................................................        104
Section 11.07. Governing Law.....................................................................        104
Section 11.08. Execution in Counterparts.........................................................        104
Section 11.09. Non-Recourse Liability............................................................        104
Section 11.10. WAIVER OF JURY TRIAL..............................................................        104
Section 11.11. Authorization of Noric Holdings as Sponsor Subsidiaries' Agent....................        104
Section 11.12. Consent to Jurisdiction...........................................................        105
Section 11.13. Permitted Disclosure..............................................................        105
Section 11.14. No Novation, Etc..................................................................        105
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SCHEDULES

Schedule I                 Acquisition/Accession Procedures Schedule
Schedule 3.04(b)           Legal Opinions
Schedule 5.09(d)(A)        Oil and Gas Properties held by CIG Controlled
                           Business as at the Fourth Restatement Date

EXHIBITS

EXHIBIT A                  Form of E&P Participation Agreement
EXHIBIT B-1                Form of El Paso A-Loan Note
EXHIBIT B-2                Form of El Paso Affiliate A-Loan Note
EXHIBIT C-1                Form of El Paso Demand Loan (El Paso)
EXHIBIT C-2                Form of El Paso Demand Loan (El Paso Affiliates)
EXHIBIT D                  Form of E&P Borrowing Base Report

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EXHIBIT E                  Hedge Agreements Trade Confirmations

EXHIBIT F                  Form of Sponsor Subsidiary Subordinated Note
EXHIBIT G                  Subordination Provisions
EXHIBIT 5.01(r)            Form of Monthly Report to be delivered Under
                           Section 5.01(r)
EXHIBIT 5.03(b)            Form of El Paso Undertaking
EXHIBIT 5.07(f)            Form of Compliance Certificate to be delivered Under
                           Section 5.07(f)
EXHIBIT 7.04(f)            Form of Compliance Certificate to be delivered Under
                           Section 7.04(f)
EXHIBIT 7.04(g)            Form of Compliance Certificate to be delivered Under
                           Section 7.04(g)

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            AMENDED AND RESTATED SPONSOR SUBSIDIARY CREDIT AGREEMENT

                  THIS AMENDED AND RESTATED SPONSOR SUBSIDIARY CREDIT AGREEMENT Originally Dated as of May 9, 2000, Amended and Restated as of December 15, 2000, June 29, 2001, and July 19, 2002, and as further Amended and Restated as of April 16, 2003 among NORIC HOLDINGS, L.L.C., a Delaware limited liability company ("NORIC HOLDINGS"), as borrower, each other Sponsor Subsidiary listed on the signature pages hereof and each other Additional Sponsor Subsidiary that executes a Sponsor Subsidiary Accession Agreement, MUSTANG INVESTORS L.L.C., a Delaware limited liability company ("MUSTANG"), as lender, WILMINGTON TRUST COMPANY, a Delaware banking corporation ("WILMINGTON"), as collateral agent for Mustang and Clydesdale (as defined below) (the "SPONSOR SUBSIDIARY COLLATERAL AGENT") and CITICORP NORTH AMERICA, INC., as collateral agent under the Mustang Credit and Security Agreement (in such capacity, the "MUSTANG COLLATERAL AGENT") and CLYDESDALE ASSOCIATES, L.P., a Delaware limited partnership or any successor holder of the Sponsor Subsidiary Subordinated Note (as defined below), as the Subordinated Note Holder.

                             PRELIMINARY STATEMENTS:

                  (1) Noric Holdings, the other Sponsor Subsidiaries, Clydesdale (as lender thereunder) and the Sponsor Subsidiary Collateral Agent entered into that certain Sponsor Subsidiary Credit Agreement, originally dated as of May 9, 2000, as amended and restated as of December 15, 2000 and June 29, 2001 and as further amended and restated as of July 19, 2002 among, inter alia, Noric Holdings, the other Sponsor Subsidiaries, Clydesdale and the Sponsor Subsidiary Collateral Agent (the "ORIGINAL SPONSOR SUBSIDIARY CREDIT AGREEMENT"). As of the date hereof, prior to giving effect to the Redemption, Withdrawal and Consent Agreement, Original Advances in the aggregate principal amount of $983,085,340.10 (NINE HUNDRED EIGHTY-THREE MILLION, EIGHTY-FIVE THOUSAND, THREE HUNDRED FORTY DOLLARS AND TEN CENTS) were outstanding under the Original Sponsor Subsidiary Credit Agreement (the "ORIGINAL OUTSTANDING ADVANCES").

                  (2) Pursuant to the Redemption, Withdrawal and Consent Agreement, Clydesdale redeemed and retired in full Mustang's Clydesdale Class B Limited Partnership Interest in accordance with Section 7.4 of the Clydesdale Partnership Agreement (as defined in the Original Sponsor Subsidiary Credit Agreement) and Distributed to Mustang in kind, as consideration for the redemption and retirement of Mustang's Clydesdale Class B Limited Partnership Interest, (a) a senior undivided interest in all of Clydesdale's rights, title and interest in and to the Original Outstanding Advances under the Original Sponsor Subsidiary Credit Agreement in the unpaid aggregate principal amount of $753,085,340.10 (Seven hundred FIFTY-THREE MILLION, EIGHTY-FIVE THOUSAND, THREE HUNDRED FORTY DOLLARS AND TEN CENTS), together with all amounts (including all accrued and unpaid interest) owing in respect of such principal amount, (b) all of Clydesdale's rights, title and interest in and to the Original Sponsor Subsidiary Credit Agreement to the extent relating to the Original Outstanding Advances Distributed as described in clause (a) above, and (c) a senior undivided interest in the Sponsor Subsidiary Security Agreement and the Collateral thereunder (such interests and other property so Distributed to Mustang being the "SENIOR DEBT").

Sponsor Subsidiary Credit Agreement

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                  (3)      The remaining undivided interest in the $230,000,000
(TWO HUNDRED THIRTY MILLION DOLLARS) aggregate principal amount of the Original Outstanding Advances not Distributed pursuant to the Redemption, Withdrawal and Consent Agreement as described in Paragraph (2) above shall be subordinated at all times to the Senior Debt on, and otherwise subject to, the terms set forth in Exhibit G of the Sponsor Subsidiary Credit Agreement (such remaining Original Outstanding Advances being the "Sponsor Subsidiary Subordinated Debt"). The Sponsor Subsidiary Subordinated Debt shall be evidenced by a promissory note (the "Sponsor Subsidiary Subordinated Note"), which shall be issued in favor of Clydesdale, shall have an original principal amount equal to $230,000,000 (TWO HUNDRED THIRTY MILLION DOLLARS), shall be in the form of Exhibit F attached to this Agreement and shall be secured by a subordinated security interest in the Collateral described in clause (c) of Paragraph (2) above.

                  (4) It is a condition precedent to the effectiveness of the fourth amendment and restatement of this Agreement, and Noric Holdings, each other Sponsor Subsidiary, Mustang, Clydesdale and the Sponsor Subsidiary Collateral Agent have agreed, that the Sponsor Subsidiaries shall jointly and severally issue to Clydesdale one or more Sponsor Subsidiary Subordinated Notes obligating each Sponsor Subsidiary on a joint and several basis to pay the full amount of the Sponsor Subsidiary Subordinated Debt, and it has been agreed by Noric Holdings, each other Sponsor Subsidiary, Mustang and Clydesdale that, with respect to the Sponsor Subsidiary Subordinated Debt, the terms of the Sponsor Subsidiary Subordinated Note shall supersede the terms of the Original Sponsor Subsidiary Credit Agreement and shall supersede all rights of Clydesdale and all obligations of each Sponsor Subsidiary under the Original Sponsor Subsidiary Credit Agreement with respect to the Sponsor Subsidiary Subordinated Debt, it being understood and expressly acknowledged that this Agreement shall hereafter cease to inure to the benefit of Clydesdale, other than (in each of the following cases, in respect of the portion of the Original Outstanding Advances constituting Sponsor Subsidiary Subordinated Debt) with respect to accrued interest, fees and expenses, and indemnification provisions and other Obligations accrued and owing under the terms of the Original Sponsor Subsidiary Credit Agreement on or prior to the date hereof or arising in the case of indemnification under the terms of the Original Sponsor Subsidiary Credit Agreement.

         (5) Now, therefore, the parties hereto hereby agree to amend and restate the Original Sponsor Subsidiary Credit Agreement, and the Original Sponsor Subsidiary Credit Agreement is hereby amended and restated, in its entirety to read as follows:

                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

                  Section 1.01. Certain Defined Terms. (a) Words and expressions defined in the Definitions Agreement dated as of April 16, 2003 among El Paso, Noric Holdings, the Sponsor Subsidiaries, Mustang, Clydesdale and the other parties thereto or, if not defined therein, in Exhibit A to the Amended and Restated El Paso Agreement, dated as of the date of this Agreement, made by El Paso Corporation, shall have the same meanings in this Agreement unless otherwise defined herein. A reference to this "AGREEMENT" is a reference to this Amended

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and Restated Sponsor Subsidiary Credit Agreement, as amended, supplemented or modified from time to time.

                  (b) Unless the context otherwise clearly requires, references in Section 3.01 to documents, schedules, etc., are to such documents and other items as in effect as of the Closing Date, capitalized terms used in such Section 3.01 have the respective meanings assigned thereto in the May 9, 2000 Sponsor Subsidiary Credit Agreement (as defined in Section 3.01) and references therein to actions "hereby" taken or to be taken in the future and the like are historical references to actions taken on the Closing Date.

                  (c) Unless the context otherwise clearly requires, references in Section 3.02 to documents, schedules, etc., are to such documents and other items as in effect on the date of an Advance referred to in the introductory paragraph of Section 3.02, capitalized terms used in such Section
3.02 have the respective meanings assigned thereto in the Original Sponsor Subsidiary Credit Agreement and references therein to actions "hereby" taken or to be taken in the future and the like are historical references to actions taken on the date of an Advance referred to in Section 3.02.

                  (d) Unless the context otherwise clearly requires, references in Section 3.03 to documents, schedules, etc., are to such documents and other items as in effect on the Third Restatement Date (as defined in Section 3.03), capitalized terms used in such Section 3.03 have the respective meanings assigned thereto in the Sponsor Subsidiary Credit Agreement as in effect on the date of the Third Restatement Date (as defined in Section 3.01) and references therein to actions "hereby" taken or to be taken in the future and the like are historical references to actions taken on the Third Restatement Date.

                  Section 1.02. Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the words "FROM" and "COMMENCING ON" mean "from and including" and the words "TO", "THROUGH", "UNTIL" and "ENDING ON" each mean "to but excluding".

                  Section 1.03. No Presumption Against Any Party. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any particular party, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each party and its counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

                  Section 1.04. Use of Certain Terms. Unless the context of this Agreement requires otherwise, the plural includes the singular, the singular includes the plural, and "INCLUDING" has the inclusive meaning of "including without limitation". Subject to Sections 1.01(b), (c) and (d), the words "HEREOF", "HEREIN", "HEREBY", "HEREUNDER" and other similar terms of this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. All pronouns and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

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                  Section 1.05. Headings and References. Section and other
headings are for reference only, and shall not affect the interpretation or meaning of any provision of or to this Agreement. Unless otherwise provided, references to Articles, Sections, Schedules, and Exhibits shall be deemed to be references to Articles, Sections, Schedules, and Exhibits of or to this Agreement. Whether or not stated herein or therein, references to this Agreement and to any other Operative Document or any other agreement include this Agreement and the other Operative Documents and agreements as the same may be modified, amended, restated or supplemented from time to time pursuant to the provisions hereof or thereof as permitted by the Operative Documents. Whether or not stated herein, a reference to any law or Applicable Law shall mean that law or Applicable Law as it may be amended, modified or supplemented from time to time, and any successor law or Applicable Law. A reference to a Person includes the successors and assigns of such Person, but such reference shall not increase, decrease or otherwise modify in any way the provisions in this Agreement governing the assignment of rights and obligations under or the binding effect of any provision of this Agreement.

                  Section 1.06. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with, and certificates of compliance with covenants shall be based upon, GAAP.

                  Section 1.07. Balance in Cash Reserve. A reference in this Agreement to a "BALANCE IN", the "BALANCE OF", an "AMOUNT ON DEPOSIT IN" or words to similar effect with respect to the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve or the Noric Holdings IV Cash Reserve at any time is a reference to the aggregate value of:

                  (a) the cash balance standing to the credit of the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve or the Noric Holdings IV Cash Reserve, as the case may be, at that time; and

                  (b) the face value amount of all Permitted Investments held in or made from funds on deposit in the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve or the Noric Holdings IV Cash Reserve, as the case may be, at that time. Any Investments that are not Permitted Investments or are in default at such time (after giving effect to any grace period provided for under clause (a) of the definition of El Paso Event) shall be deemed to have no value.

                  Section 1.08. Face Value Amount. A reference in this Agreement to the "FACE VALUE AMOUNT" of any Permitted Investment at any time is a reference to:

                  (a) where the Permitted Investment is a Cash Equivalent, the face value of such Cash Equivalent less any unamortized discount at such time; or

                  (b) where the Permitted Investment is an El Paso Demand Loan, the outstanding principal amount of such El Paso Demand Loan at that time.

                  Section 1.09. Supplements to Schedules. Parts I, II, III, IV, V, IX and X of Schedule I to the Sponsor Subsidiary Security Agreement shall automatically be supplemented by Parts I, II, III, IV, V, IX and X, respectively, of any Transaction Asset Schedule attached to a Sponsor Subsidiary Accession Agreement or to a Sponsor Subsidiary Security Agreement

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Supplement on the applicable Acquisition/Accession Date, whereupon any reference in any Operative Document to such Schedule shall be a reference to each such Schedule as supplemented in accordance with this Section 1.09.

                  Section 1.10. E&P Assets - Interest Coverage. (a) E&P Participation Property. For the purposes of Section 6.01(f), if at the time of testing the ratio in Section 6.01(f) any E&P Participation Property with respect to any E&P Asset has been held by a Sponsor Subsidiary, Noric or Noric LP, as the case may be, for less than four complete Fiscal Quarters, the aggregate net cash received by the relevant Sponsor Subsidiary, Noric or Noric LP, as the case may be, in respect of such E&P Participation Property for the most recently completed four Fiscal Quarters shall be equal to the aggregate net cash received by such Sponsor Subsidiary, Noric or Noric LP, as the case may be, in respect of such E&P Participation Property for such number of complete Fiscal Quarters since the Closing Date or the applicable Acquisition/Accession Date, as the case may be, multiplied by a fraction of which the numerator is four and the denominator is the number of complete Fiscal Quarters that have elapsed since the Closing Date or the applicable Acquisition/Accession Date, as the case may be.

                  (b) Production Payments. (i) For purposes of calculating the amount under clause (x) of Section 6.01(f)(i), if at the time of testing the ratio in Section 6.01(f) any Subject Interest has been held by any Counterparty to any Production Payment Agreement for less than four complete Fiscal Quarters, the aggregate cash revenues from such Subject Interest for the most recently completed four Fiscal Quarters shall be deemed equal to the cash revenues from such Subject Interest (without regard to the respective Production Payment) minus all operating expenses, capital expenditures and Taxes attributable to such Subject Interest for such number of complete Fiscal Quarters since the date of acquisition of such Subject Interest by such Counterparty to such Production Payment Agreement, multiplied by a fraction of which the numerator is four and the denominator is the number of complete Fiscal Quarters that have elapsed since the date of acquisition of such Subject Interest by such Counterparty to such Production Payment Agreement.

                  (ii)     For purposes of calculating the amount under clause
(y) of Section 6.01(f)(i), if at the time of testing the ratio in Section 6.01(f) any increased portion of the Scheduled Quantities listed on Schedule 1 to any Production Payment Conveyance for the most recently completed four Fiscal Quarters has been included on such Schedule 1 for less than four complete Fiscal Quarters, the aggregate cash received by Lipizzan in respect of the Production Payment granted pursuant to such Production Payment Conveyance for the most recently completed four Fiscal Quarters shall be deemed equal to (A) the aggregate cash received by Lipizzan in respect of such portion of the Scheduled Quantities for such number of complete Fiscal Quarters since the date such Scheduled Quantities were included on such Schedule 1, multiplied by a fraction of which the numerator is four and the denominator is the number of complete Fiscal Quarters that have elapsed since the date such Scheduled Quantities were included on such Schedule 1, plus (B) all other cash received by Lipizzan in respect of the Production Payment granted pursuant to such Production Payment Conveyance for the most recently completed four Fiscal Quarters.

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                  Section 1.11. Sponsor Subsidiary Notices. Any notice, request or information required hereunder to be provided by a specified Sponsor Subsidiary (other than in Article III hereof) may be provided by any Sponsor Subsidiary on behalf of any or all Sponsor Subsidiaries.

                  Section 1.12. Material Adverse Effect. A reference in this Agreement to a "MATERIAL ADVERSE EFFECT" on the business, operations, performance, properties or financial condition (or any specified subset thereof) of any Controlled Business means a "material adverse effect" on the business, operations, performance, properties or financial condition (or any specified subset thereof) of the issuer of any Energy Investment, and the related Intermediate Holders and Underlying Businesses, taken as a whole on a consolidated basis.

                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

                  Section 2.01. The Advances. (a) On the terms and conditions set forth in the Original Sponsor Subsidiary Credit Agreement, Clydesdale made an advance to Noric Holdings on the Closing Date in a principal amount of $280,000,000 and Clydesdale subsequently made an advance to Noric Holdings on December 15, 2000 in a principal amount of $950,000,000 (such advances the "ORIGINAL Advances"). A portion of the Original Advances in an aggregate principal amount of $753,085,340.10 (the "ADVANCES") constituting the Senior Debt will be subject to the terms and provisions of this Agreement. The remaining $230,000,000 of the Original Advances shall not constitute Obligations outstanding under this Agreement, will constitute Sponsor Subsidiary Subordinated Debt and will be evidenced solely by and be payable solely in accordance with the terms of the Sponsor Subsidiary Subordinated Note. Neither Mustang nor Clydesdale shall have any obligation to make further Advances under this Agreement.

                  (b) Amounts borrowed hereunder and repaid or prepaid may not be reborrowed.

                  (c) Each Sponsor Subsidiary shall be jointly and severally liable for the repayment of the principal amount of, and for the payment of interest and all other amounts in respect of, each Advance made to Noric Holdings hereunder, and each Sponsor Subsidiary shall be jointly and severally liable for all Obligations hereunder as a primary obligor and not as a surety.

                  Section 2.02. [Intentionally omitted].

                  Section 2.03. Interest. (a) The Sponsor Subsidiaries shall jointly and severally pay interest on the unpaid principal amount of the Advances outstanding, until the principal amount thereof shall be paid in full, at a rate per annum at all times during each Interest Period equal to the Funding Rate for such Interest Period. Interest shall be payable on the Payment Date next succeeding the last day of each Interest Period.

                  (b) Mustang (or the Mustang Collateral Agent on Mustang's behalf) shall notify Noric Holdings of the Funding Rate for any Interest Period (or portion thereof) three

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Business Days prior to the Payment Date for such Interest Period. A notice by
Mustang or the Mustang Collateral Agent to Noric Holdings of the Funding Rate shall be binding on each Sponsor Subsidiary absent manifest error.

                  Section 2.04. Repayment of Advances. The Sponsor Subsidiaries shall jointly and severally repay on the Maturity Date the principal amount of all Advances then outstanding in full.

                  Section 2.05. Prepayment of Advances. (a) Voluntary. A Sponsor Subsidiary may, upon at least five Business Days' notice to Mustang stating the proposed date and the aggregate principal amount of the prepayment, and, if such notice is given, such Sponsor Subsidiary shall, prepay the outstanding principal amount of the Advances in whole or in part together with all other amounts required to be paid pursuant to Section 2.06(c) in connection with such prepayment; provided that each partial prepayment shall be in an aggregate principal amount of not less than $1,000,000.

                  (b)      Mandatory.

                  (i) Disposition of Controlled Business upon Merger or Consolidation. If any Controlled Business enters into any transaction of consolidation or merger with or into any other Person (other than a merger permitted pursuant to Section 5.09(c)), then such merger or consolidation shall be treated as a Disposition of such Controlled Business, and on the effective date of such consolidation or merger the Sponsor Subsidiaries shall prepay the Advances in a principal amount equal to the Energy Investment Loan Value applicable to such Controlled Business, together with all other amounts required to be paid pursuant to Section 2.06(c) in connection with such prepayment.

                  (ii) Disposition of Energy Investments. Upon a Disposition of any Energy Investment by a Sponsor Subsidiary (whether to El Paso, an Affiliate of El Paso or any other Person), the Sponsor Subsidiaries shall forthwith on the effective date of such Disposition, prepay Advances in a principal amount equal to the Energy Investment Loan Value of such Energy Investment, together with all other amounts required to be paid pursuant to
Section 2.06(c) in connection with such prepayment.

                  (iii) Disposition of Assets of Underlying Businesses. Except in the case of any Disposition permitted by Section 5.09(d)(C), 5.09(d)(D) (but subject to the proviso set forth at the end of Section 5.09(d)) or 5.09(d)(G), if all or substantially all of the assets of, or Equity Interests in, any Intermediate Holder or Underlying Business relating to an Energy Investment (other than a Publicly Traded Investment) are Disposed of (whether to El Paso, an Affiliate of El Paso or any other Person) at any time after the Closing Date or the Acquisition/Accession Date of such Energy Investment (as applicable), then the Sponsor Subsidiaries shall forthwith on the effective date of such Disposition, prepay Advances in a principal amount equal to the Energy Investment Loan Value of the Energy Investment to which such Intermediate Holder or Underlying Business relates, together with all other amounts required to be paid pursuant to Section 2.06(c) in connection with such prepayment.

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                                       7

                  (iv) Excess Distribution. On the date of each Distribution by an Underlying Business, the Sponsor Subsidiaries shall prepay Advances in a principal amount equal to the Excess Distribution (if any) calculated as of such date, together with all other amounts required to be paid pursuant to Section 2.06(c) in connection with such prepayment.

                  (v) A-Loans. (A) If El Paso or any Affiliate of El Paso prepays any principal under any A-Loan Note, the Sponsor Subsidiaries shall forthwith prepay Advances in a principal amount equal to the principal amount of such prepayment, together with all other amounts required to be paid pursuant to
Section 2.06(c) in connection with such prepayment.

                  (B) If the Sponsor Subsidiaries prepay Advances (other than in accordance with clause (A) above), then El Paso or any Affiliate of El Paso that is an obligor under an A-Loan Note shall (x) be deemed to have prepaid the principal amount outstanding under such A-Loan Note in the principal amount of such prepayment of Advances by the Sponsor Subsidiaries and (y) pay interest accrued on the principal deemed to have been so prepaid under such A-Loan Note in accordance with the terms thereof; provided that the amount described in clause (x) above shall be deemed to be distributed to El Paso or such Affiliate of El Paso and the outstanding principal amount of the A-Loan Notes shall be reduced by the principal amount of such deemed prepayment.

                  (vi) E&P Borrowing Base Reductions. The Sponsor Subsidiaries shall prepay Advances in a principal amount equal to the amount, and at the times, specified in Section 2.10, Section 5.11 and Section 7.04(i)(A) or (B), together with all other amounts required to be paid pursuant to Section 2.06(c) in connection with such prepayment.

                  (vii) Minimum Outstanding Principal Amount of Advances. If, as a result of any voluntary or mandatory prepayment under this Section 2.05, the outstanding principal balance of the remaining Advances would be less than $50,000,000, then the Sponsor Subsidiaries shall on the date of such voluntary or mandatory prepayment prepay the Advances in full together with all other amounts required to be paid pursuant to Section 2.06(c) in connection with such prepayment.

                  (viii) El Paso RA Event. For so long as the senior unsecured long-term debt credit ratings of El Paso are lower than BBB- by S&P and Baa3 by Moody's (an "EL PASO RA EVENT"), then the Sponsor Subsidiaries shall prepay the Advances in a principal amount equal to:

                  (A) the Net Cash Proceeds from any Dispositions described in Sections 5.02(d)(C)(3) and (4), 5.05(a)(C) and (D) and 5.09(d)(C)
         and (D) and the Disposition Value of the E&P Assets Disposed of pursuant to Section 5.05(a)(E) and (F) and occurring during the continuance of an El Paso RA Event; provided that such prepayment of the Advances shall be made at the earlier of (x) the next Payment Date following any such Disposition and (y) any date, following the initial occurrence of such El Paso RA Event and thereafter following the making of any prepayment under this clause (A), on which the aggregate amount of Net Cash Proceeds from all such Dispositions described in Sections 5.02(d)(C)(3) and (4), 5.05(a)(C) and (D) and 5.09(d)(C) and (D) and
         the Disposition Value of the E&P Assets from all such Dispositions described in Sections

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                                       8

         5.05(a)(E) and (F), in each case not theretofore so applied to prepay the Advances, is at least $5,000,000; and

                  (B)      an amount equal to the lesser of (a) $100,000,000 or
         (b) the remaining outstanding aggregate principal amount of the Advances on each Payment Date from and including the Payment Date occurring on May 7, 2003 through and including February 7, 2005;

in each case together with all other amounts required to be paid pursuant to
Section 2.06(c) in connection with such prepayment.

                  Section 2.06. Payments and Computations; Additional Amounts.
(a) Mustang Operating Account. Each Sponsor Subsidiary shall make each payment hereunder, irrespective of any right of setoff or counterclaim, no later than 10:00 a.m. (New York City time) on the day when due in immediately available Dollars. Each payment to Mustang shall be made to the Operating Account (as defined in the Mustang Credit and Security Agreement) or, after the Mustang Debt Collection Date, to the Account (as defined in the Mustang Administration Agreement). Each payment to any other Person shall be made to such account as such Person shall direct in writing.

                  (b) Calculation. All computations of interest hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed (except where the Equity Amount and the Notified Amount are calculated by reference to the Base Rate (as defined in the Mustang Credit and Security Agreement), in which case the computation of interest hereunder shall be made on the basis of a year of 365 days or 366 days, as applicable). Each determination by Mustang of an interest rate hereunder shall be conclusive and binding for all purposes, in the absence of manifest error.

                  (c) Additional Amounts. All payments of principal under this Agreement (whether on prepayment or otherwise) shall be made together with (without duplication) all accrued interest to the date of such payment or prepayment on the principal amount paid or prepaid, any accrued and unpaid fees to the date of such payment or prepayment, expenses and indemnities and other Obligations of the Sponsor Subsidiaries (including any interest on the principal amount paid or prepaid) owing hereunder.

                  (d) Notice. Each payment under this Agreement shall be accompanied by written notice by Noric Holdings identifying the nature of the payment.

                  Section 2.07. Taxes; Additional Financing Costs.

                  (a) Taxes.

                                    (i)      Any and all payments by or on
                  account of any obligation of any Sponsor Subsidiary hereunder shall be made free and clear of and without deduction for any Indemnified Taxes and Other Taxes; provided that if a Sponsor Subsidiary shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (a) the sum payable shall be increased as necessary so that, after making all required deductions (including deductions applicable to

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                                       9
                  additional sums payable under this Section 2.07), Mustang receives an amount equal to the sum it would have received had no such deductions been made, (b) such Sponsor Subsidiary shall make such deductions, and (c) such Sponsor Subsidiary shall pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law.

                                    (ii)     In addition, the Sponsor
                  Subsidiaries shall jointly and severally pay any Other Taxes to the relevant Governmental Authority in accordance with Applicable Law.

                                    (iii)    Each Sponsor Subsidiary shall
                  jointly and severally indemnify Mustang, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by Mustang on or with respect to any payment by or on account of any obligation of any Sponsor Subsidiary hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.07(a)) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Noric Holdings by Mustang (or the Mustang Collateral Agent) shall be conclusive absent manifest error.

                                    (iv)     As soon as practicable after any
                  payment of Indemnified Taxes or Other Taxes by a Sponsor Subsidiary to a Governmental Authority, Noric Holdings shall deliver to Mustang and the Mustang Collateral Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Mustang and the Mustang Collateral Agent.

                                    (v)      Any Foreign Person that is entitled
                  to an exemption from or reduction of withholding tax under the law of the United States, or of the jurisdiction in which the Sponsor Subsidiaries are located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Sponsor Subsidiaries (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Sponsor Subsidiaries as will permit such payments to be made without withholding or at a reduced rate.

                                    (vi)     Mustang (or the Mustang Collateral
                  Agent on its behalf) shall, in its reasonable discretion, determine if it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by a Sponsor Subsidiary or with respect to which a Sponsor Subsidiary has paid additional amounts pursuant to this Section 2.07(a). If it determines that it has received any such refund, it shall pay over such refund to the applicable Sponsor Subsidiary or

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                                       10

                  Sponsor Subsidiaries (but only to the extent of indemnity payments made, or additional amounts paid, by each such Sponsor Subsidiary under this Section 2.07(a) with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of Mustang and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that each Sponsor Subsidiary agrees that, upon the request of Mustang (or the Mustang Collateral Agent on its behalf), it will repay to Mustang the amount that Mustang paid over to such Sponsor Subsidiary (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that Mustang is required to repay such refund to such Governmental Authority. Subject to Section 11.13, this Section shall not be construed to require Mustang or the Mustang Collateral Agent to make available its tax returns (or any other information relating to its taxes which it deems confidential) to any Sponsor Subsidiary or any other Person.

                  (b)      Additional Financing Costs.

                  (i) The Sponsor Subsidiaries shall jointly and severally from time to time, upon demand or deemed demand by Mustang to Noric Holdings as set forth in clause (ii), pay to Mustang additional amounts sufficient to reimburse Mustang for all Additional Financing Costs and Transaction Costs in accordance with clause (ii).

                  (i) Mustang may deliver to Noric Holdings on behalf of the Sponsor Subsidiaries written notice with supporting documents therefor certifying in reasonable detail the nature of, and if applicable, the method of computation of, Additional Financing Costs or Transaction Costs, calculated on an After-Tax Basis with respect to Mustang. Mustang shall specify whether such Additional Financing Costs or Transaction Costs will be recurring, and, if known, the duration of such recurrence. Recurring amounts claimed shall be paid on each specified recurrence without further notice by Mustang. Subject to the next sentence, such notice shall specify whether Mustang requests the amount claimed to be paid on the immediately following Payment Date (for which no less than 2 Business Days prior notice shall be required) after the initial occurrence or after each specified recurrence or, with respect to claims for amounts other than recurring amounts, on a day other than a Payment Date (for which no less than 6 Business Days prior notice shall be required). Notwithstanding the foregoing, any Additional Financing Costs or Transaction Costs arising by reason of the late receipt of principal of or interest on the Advances shall in all cases be payable upon demand. Mustang shall notify Noric Holdings on behalf of the Sponsor Subsidiaries if any such recurring cost ceases to be recurring (or if the amount thereof decreases) promptly after becoming aware thereof and agrees to refund any excess payment received in respect of such ceased or reduced recurring costs.

                  Section 2.08. Evidence of Indebtedness. Mustang shall maintain, or shall cause the Mustang Collateral Agent or the Mustang Administrative Agent to maintain, an account or accounts evidencing the indebtedness of each Sponsor Subsidiary to Mustang resulting from the Advances, including the amounts of principal and interest payable and paid to Mustang from time to time hereunder.

Sponsor Subsidiary Credit Agreement

                  Section 2.09. E&P Assets - E&P Borrowing Base Determinations. The E&P Borrowing Base of all E&P Participation Property and the Production Payments shall be determined from time to time in the manner described in this
Section 2.09.

                  (a) Initial E&P Borrowing Base Determination. The E&P Borrowing Base shall be $506,600,000 during the period from the Third Restatement Date until the E&P Borrowing Base is determined or redetermined pursuant to this Section 2.09. The portion of the E&P Borrowing Base attributable to the E&P Participation Property shall be $61,600,000 and the portion of the E&P Borrowing Base attributable to the Production Payments shall be $445,000,000.

                  (b) Scheduled E&P Borrowing Base Determinations. A determination of the E&P Borrowing Base (each, an "E&P BORROWING BASE DETERMINATION") shall be made once during each calendar year in accordance with this Section 2.09(b).

                           (i) No later than March 1 of each calendar year, Noric Holdings shall deliver a Reserve Report dated as of the Reserve Report Date to the Calculation Agent, with a copy to Mustang; provided that Noric Holdings shall have the right to prepare such Reserve Report on a pro forma basis, reflecting the Proved Reserves attributable to the E&P Assets (including, for this purpose, Subject Interests relating to any Production Payment) to be acquired and/or Disposed of prior to the effectiveness of the E&P Borrowing Base to be determined based on such pro forma Reserve Report.

                           (ii) No later than 30 days after the date of delivery of the Reserve Report pursuant to clause (i) above, the Calculation Agent on behalf of Mustang shall deliver to Noric Holdings a copy of a draft E&P Borrowing Base Report. In making its determination of such draft E&P Borrowing Base Report the Calculation Agent shall, not later than 10 Business Days prior to the delivery of such draft E&P Borrowing Base Report to Noric Holdings, consult in good faith with the Designated Representative and shall consult in good faith with the Designated Representative through the remainder of the process of establishing an E&P Borrowing Base pursuant to this
                  Section 2.09.

                           (iii) No later than 10 days after the date of delivery of the draft E&P Borrowing Base Report pursuant to clause (ii) above, Noric Holdings shall deliver to the Calculation Agent, with a copy to Mustang, its written comments and adjustments to the draft E&P Borrowing Base Report.

                           (iv) No later than 5 days after the date of delivery of Noric Holdings' written comments and adjustments to the draft E&P Borrowing Base Report pursuant to clause
                  (iii) above (during which period the Calculation Agent shall consult in good faith with the Designated Representative), the Calculation Agent on behalf of Mustang shall deliver to Noric Holdings the final E&P Borrowing Base Report (the date of delivery of such final report, the "FINAL BORROWING BASE REPORT DELIVERY DATE") containing the Calculation Agent's recommendation for the E&P Borrowing Base (the "E&P BORROWING BASE RECOMMENDATION"). The

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                                       12

                  E&P Borrowing Base Recommendation shall (A) take into account the projected cash flows from Proved Reserves only, (B) ignore any rights or benefits of any Person other than a Sponsor Subsidiary, Noric or Noric LP, as the case may be, under any Hedge Agreement permitted by the Operative Documents and (C) be determined in accordance with the Calculation Agent's normal and customary oil and gas lending criteria.

                           (v) No later than 15 days after the Final Borrowing Base Report Delivery Date (during which period the Calculation Agent shall consult in good faith with the Designated Representative), the Calculation Agent with the agreement of Mustang shall furnish written notice to Noric Holdings of the E&P Borrowing Base Determination, which shall contain the determination of the new E&P Borrowing Base.

                           (vi) Such new E&P Borrowing Base shall become effective, at Noric Holdings' discretion and upon delivery by Noric Holdings of written notice to the Calculation Agent, on any date (the "E&P BORROWING BASE EFFECTIVE DATE") from, and including, the date of the notice to Noric Holdings under clause (v) above to, and including, the date falling 60 days after the date of such notice (the "OUTSIDE DATE"; it being understood that if Noric Holdings does not deliver such written notice to the Calculation Agent, the E&P Borrowing Base Effective Date shall be the Outside Date) and shall remain effective during the period from such date to the effective date of the next change to the E&P Borrowing Base occurring thereafter pursuant to this Section 2.09 (such period being the "E&P BORROWING BASE PERIOD"). The E&P Borrowing Base in effect during any E&P Borrowing Base Period is referred to as the "CURRENT E&P BORROWING BASE").

                           (vii) During each E&P Borrowing Base Period, (A) the "REDETERMINATION THRESHOLD" for such E&P Borrowing Base Period shall be an amount equal to 10% of the Current E&P Borrowing Base, (B) the "ADJUSTED REDETERMINATION THRESHOLD" for such E&P Borrowing Base Period shall be an amount equal to the Redetermination Threshold for such E&P Borrowing Base Period minus the Disposition Value of all Relevant Assets which have been Disposed of during the Threshold Adjustment Period for such E&P Borrowing Base Period, and (C) the "THRESHOLD ADJUSTMENT PERIOD" for such E&P Borrowing Base Period shall be a period starting from the Reserve Report Date in respect of the Current E&P Borrowing Base and ending on the E&P Borrowing Base Effective Date for such E&P Borrowing Base Period.

                           (viii) Notwithstanding anything to the contrary contained herein, in the event the Reserve Report used to determine a new E&P Borrowing Base was prepared on a pro forma basis, a new E&P Borrowing Base shall not become effective until any proposed acquisition reflected in such Reserve Report has been completed (including, without limitation, the completion of any amendment, filing, recordation and other actions required in connection with such acquisition). If an E&P Borrowing Base shall fail to become effective due to the failure of one or more proposed acquisitions reflected in such Reserve Report to be completed

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                                       13
                  prior to or on the Outside Date relating to such E&P Borrowing Base, the E&P Borrowing Base shall be adjusted by the Calculation Agent by subtracting therefrom the aggregate amount of the portion of the E&P Borrowing Base attributable to the Relevant Asset in connection with each of such proposed acquisitions, and such adjusted E&P Borrowing Base shall become effective on the Outside Date.

                  (c)      Optional Redeterminations of the E&P Borrowing Base.
         (i) In addition to the annual E&P Borrowing Base Determination pursuant to Section 2.09(b), redeterminations of the E&P Borrowing Base (each an "E&P BORROWING BASE REDETERMINATION") may be made from time to time upon notice (each a "REDETERMINATION NOTICE") under Section 2.09(d) and
         Section 2.09(e), and subject to this Section 2.09(c).

                           (ii) An E&P Borrowing Base Redetermination shall become effective on the E&P Borrowing Base Effective Date applicable thereto and shall remain effective during the period from such date to the effective date of the next change to the E&P Borrowing Base occurring thereafter pursuant to this Section 2.09.

                  (d)      E&P Borrowing Base Redeterminations - Annual Option.
         (i) Mustang may, not more than once per calendar year, deliver to Noric Holdings and the Calculation Agent a Redetermination Notice under this
         Section 2.09(d)(i) (and identifying this Section 2.09(d)(i)), following which the E&P Borrowing Base shall be determined in accordance with the procedure set forth in Section 2.09(b) above; provided that the reference to "March 1" in Section 2.09(b)(i) shall be construed as a reference to the date falling 30 days after the date of delivery of the Redetermination Notice.

                           (ii) Noric Holdings may, not more than once per calendar year, deliver a Redetermination Notice to Mustang and the Calculation Agent under this Section 2.09(d)(ii) (and identifying this Section 2.09(d)(ii)), following which the E&P Borrowing Base shall be determined pursuant to the procedure set forth in Section 2.09(b) above; provided that the reference to "March 1" in Section 2.09(b)(i) shall be construed as a reference to the date of delivery of the Redetermination Notice.

                  (e) E&P Borrowing Base Redeterminations - Acquisitions and Dispositions. If any Sponsor Subsidiary, Lipizzan, Noric or Noric LP, (as the case may be):

                           (i) acquires any E&P Asset (including as a result of a proportional increase thereof); or

                           (ii) Disposes of any E&P Assets (or any portion thereof),

                  (the E&P Assets so acquired or Disposed of, the "RELEVANT ASSETS"), and:

                           (A) the PV-10 Value of the Relevant Assets acquired, together with that of any other Relevant Assets acquired by any Sponsor Subsidiary, Lipizzan, Noric or Noric LP, during the current E&P Borrowing Base Period equals or

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                                       14
                  exceeds the Redetermination Threshold for such current E&P Borrowing Base Period; or

                           (B) the Disposition Value of the Relevant Assets Disposed of, together with that of any other Relevant Assets Disposed of by any Sponsor Subsidiary, Lipizzan, Noric or Noric LP, during the current E&P Borrowing Base Period equals or exceeds the Adjusted Redetermination Threshold for such current E&P Borrowing Base Period, then Mustang or Noric Holdings may deliver a Redetermination Notice to the other under this Section 2.09(e) (and identifying this Section 2.09(e)), following which the E&P Borrowing Base shall be redetermined in accordance with the procedure set forth in Section 2.09(b) above; provided that Noric Holdings may, at its discretion, prepare a new Reserve Report to be dated as of the date of delivery of such Redetermination Notice and in contemplation of the occurrence of acquisitions and/or Dispositions that will result in an option to deliver a Redetermination Notice as provided above, on a pro forma basis reflecting the Proved Reserves attributable to the E&P Assets to be acquired and/or Disposed of and deliver such Reserve Report to the Calculation Agent, with a new E&P Borrowing Base becoming effective at the later of (x) the date on which all of such proposed acquisitions are completed (including, without limitation, the completion of any amendment, filing, recordation and other actions required in connection with such acquisitions) and (y) the new E&P Borrowing Base Effective Date determined in accordance with the procedure set forth in Section 2.09(b) above (it being agreed that the date referred to in this clause
         (y) may be contemporaneous with the date referred to in clause (x) above); and provided further that, in making such redetermination, the reference to "March 1" in Section 2.09(b)(i) shall be construed as a reference to (1) the date of delivery of the Redetermination Notice (where Noric Holdings delivers such Redetermination Notice) and (2) the date falling 30 days after the date of delivery of the Redetermination Notice (where Mustang delivers such Redetermination Notice).

                  For the purposes of the calculation to be made pursuant to the immediately preceding paragraph:

                           (1) subject to paragraph (2) below, any Relevant Assets acquired by Noric Holdings I and then transferred to Noric by way of a capital contribution shall only be considered to have been acquired by Noric;

                           (2) any Relevant Asset that is acquired by Noric (including pursuant to paragraph (1) above) and then transferred to Noric LP, as the case may be, by way of a capital contribution shall only be considered to have been acquired by Noric LP;

                           (3) any Relevant Asset that is transferred by Noric Holdings I to Noric or Noric to Noric LP by way of a capital contribution shall not be considered as a Disposition of such Relevant Asset;

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                                       15

                           (4) any Relevant Asset acquired by Noric Holdings IV and then transferred to Lipizzan by way of a capital contribution shall only be considered to have been acquired by Lipizzan; and

                           (5) any Relevant Asset that is transferred by Noric Holdings IV to Lipizzan by way of a capital contribution shall not be considered as a Disposition of such Relevant Asset.

                  (f) Scheduled Quantity Adjustments. The Scheduled Quantities under any Production Payment Conveyance may, upon the request of Noric Holdings or Mustang, be adjusted on each E&P Borrowing Base Determination and each E&P Borrowing Base Redetermination. Such adjustment, if any, shall be agreed to by the Counterparty to such Production Payment Conveyance and shall be determined together with the new E&P Borrowing Base on the same terms and conditions and following the procedure set forth in Section 2.09(b) above; provided that the E&P Borrowing Base Report shall contain, in addition to the recommendation to the new E&P Borrowing Base, a recommendation of the new Scheduled Quantities under such Production Payment Conveyance and the written notice delivered by the Calculation Agent to Noric Holdings referred to in clause (v) of Section 2.09(b) shall contain the determination of such new Scheduled Quantities. The new Scheduled Quantities under such Production Payment Conveyance shall become effective on the E&P Borrowing Base Effective Date relating to such E&P Borrowing Base Determination or E&P Borrowing Base Redetermination and upon execution and delivery of an amendment to such Production Payment Conveyance reflecting the new Scheduled Quantities.

                  (g) Further Assurance. Each Sponsor Subsidiary shall, and Noric Holdings I in its capacity as the Noric Class A Member shall cause Noric and Noric LP to, and Noric Holdings IV in its capacity as the Lusitano Member shall cause Lusitano as the Lipizzan General Partner to, provide all documents and other information reasonably necessary to enable each E&P Borrowing Base Determination, E&P Borrowing Base Redetermination and adjustment of the Scheduled Quantities to be completed in accordance with this Section 2.09.

                  Section 2.10. Collateral Shortfall. The following provisions shall apply in respect of each annual E&P Borrowing Base Determination made pursuant to Section 2.09(b).

                  If, following any such annual E&P Borrowing Base Determination, the Energy Investment Exposure exceeds the Aggregate Energy Investment Loan Value Amount at such time (after giving effect to such annual E&P Borrowing Base Determination) (such excess, the "COLLATERAL SHORTFALL AMOUNT"), then the Sponsor Subsidiaries shall on the E&P Borrowing Base Effective Date either:

                           (i)      (A)      prepay Advances from amounts
                  standing to the credit of the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and/or the Noric Holdings IV Cash Reserve at such time in an aggregate principal amount equal to the lesser of (1) the Collateral Shortfall Amount and
                  (2) the excess of (I) the credit balance of the Sponsor Subsidiary Cash Reserve, the Noric Holdings I

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                                       16

                  Cash Reserve and the Noric Holdings IV Cash Reserve over (II) the sum of (w) the Noric Holdings I Required Cash Reserve Balance at such time, (x) the Noric Holdings IV Required Cash Reserve Balance at such time, (y) the Sponsor Subsidiary Required Energy Investment Cash Reserve Balance at such time and (z) the Total Cash Collateral Amount at such time; and

                                    (B)      pay, or make a deemed payment of,
                  additional Cash Collateral Amounts to the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and/or the Noric Holdings IV Cash Reserve in an aggregate principal amount equal to the difference between the Collateral Shortfall Amount and the amounts pre-paid pursuant to clause
                  (i)(A); or

                           (ii) pay, or make a deemed payment of, additional Cash Collateral Amounts to the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and/or the Noric Holdings IV Cash Reserve in an aggregate principal amount equal to the Collateral Shortfall Amount;

provided that, with respect to clause (a)(i)(A) above, such prepayment of Advances shall be required and, with respect to clause (a)(i)(B) and clause
(a)(ii) above, such payment of additional Cash Collateral Amounts shall be required only if the outstanding principal balance of the remaining Advances at such time shall be greater than the sum of (x) the Aggregate Energy Investment Loan Value Amount, (y) the new E&P Borrowing Base and (z) the Total Cash Collateral Amount at such time.

                  Section 2.11. Adjustments to Energy Investment Loan Values.
(a) Noric Holdings may at any time deliver a written request to Mustang for an approval to an increase in the Energy Investment Loan Value of any Energy Investment (with respect to any Energy Investment, such increased amount being, the "REVISED ENERGY INVESTMENT LOAN VALUE" of such Energy Investment). Noric Holdings may not deliver more than two such requests per year, however each request may request an increase in the Energy Investment Loan Value of any number of Energy Investments. Such request shall be accompanied by such documents and evidence necessary to support the request for such increase.

                  (b) Mustang shall no later than the applicable Energy Investment Loan Value Voting Date advise Noric Holdings in writing as to whether it agrees to the Revised Energy Investment Loan Value for each Energy Investment the subject of such request.

                  (c) If Mustang agrees to the Revised Energy Investment Loan Value for any Energy Investment the subject of such request, then as from the applicable Energy Investment Loan Value Voting Date the Energy Investment Loan Value Amount for such Energy Investment shall be deemed to be the Revised Energy Investment Loan Value for such Energy Investment and shall remain effective during the period from such date to the effective date of the next change to the Energy Investment Loan Value for such Energy Investment occurring thereafter pursuant to this Section 2.11.

                  (d) Each Energy Investment Loan Value shall be from time to time:

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                                       17

                           (i) decreased by the amount of the Energy Investment Loan Value attributable to any Energy Investment Disposed of pursuant to Section 5.02(d)(B); and

                           (ii) decreased by the amount of the Energy Investment Loan Value attributable to the Disposition pursuant to Section 5.09(d)(B) of all or substantially all of the assets of, or Equity Interests in, any Intermediate Holder or Underlying Business (other than any Intermediate Holder or Underlying Business relating to a Publicly Traded Investment and other than any Disposition permitted under Section 5.09(d)(G)) relating to such Energy Investment.

                  (e) The Aggregate Energy Investment Loan Value Amount shall be $500,000,000 during the period from the Fourth Restatement Date until the effective date of the next change of an Energy Investment Loan Value for any Energy Investment pursuant to this Section 2.11.

                                  ARTICLE III

                             CONDITIONS TO ADVANCES

                  Section 3.01. Conditions Precedent to Making the Initial Advance. The agreement of Clydesdale to make the Initial Advance on the Closing Date was subject to the following conditions precedent being satisfied on or prior to the Closing Date:

                  (a) In the case of El Paso and its Consolidated Subsidiaries, since December 31, 1999, nothing shall have occurred that will have resulted in a Material Adverse Effect (adopting for the purposes of this Section 3.01(a) the definition of "Material Adverse Effect" set forth in clause (b) of the definition thereof in Exhibit A to the Clydesdale Partnership Agreement as in effect on May 9, 2000 (the "MAY 9, 2000 CLYDESDALE PARTNERSHIP AGREEMENT").

                  (b) Clydesdale shall have received the following documents, each dated as of the Closing Date (other than the documents described in clause (b)(iv)) and duly executed by the respective party or parties thereto, and otherwise in form and substance reasonably satisfactory to Clydesdale and (except for any El Paso Demand Note, A-Loan Note, B-Loan Note (as defined in the Sponsor Subsidiary Credit Agreement as in effect on May 9, 2000 (the "MAY 9, 2000 SPONSOR SUBSIDIARY CREDIT AGREEMENT"), the Convertible Note (as defined in the May 9, 2000 Sponsor Subsidiary Credit Agreement) and any document listed in clauses (b)(ii) and (b)(iv)) in four original counterparts:

                           (i)      Each Operative Document.

                           (ii) Duly executed copies of proper financing statements (Form UCC-1) under the UCC (or its equivalent) of all jurisdictions that may be necessary or advisable in order to perfect and protect the Liens created by the Sponsor Subsidiary Security Agreement.

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                                       18

                           (iii) Evidence that all other actions to the extent necessary to perfect and protect the Liens created by the Sponsor Subsidiary Security Agreement have been taken.

                           (iv) Certificates of the Secretary of State of the State of Delaware with respect to Noric, Appaloosa, Noric Holdings, Noric Holdings I, Noric Holdings II, each other Sponsor Subsidiary, El Paso, each Counterparty to each E&P Participation Agreement and Assignment of Receivables (as defined in the May 9, 2000 Sponsor Subsidiary Credit Agreement), each Issuer of any A-Loan Note, B-Loan Note (as defined in the May 9, 2000 Sponsor Subsidiary Credit Agreement), Convertible Note (as defined in the May 9, 2000 Sponsor Subsidiary Credit Agreement) and El Paso Demand Note and the Intermediate Lessee (as defined in the May 9, 2000 Sponsor Subsidiary Credit Agreement) (each dated on or a recent date prior to the Closing Date), in each case, attaching the certificate of formation or charter of such Person and each amendment thereto on file in such office and certifying that (A) such certificate of formation or charter is a true and complete copy thereof, (B) such amendments are the only amendments to such certificate of formation or charter on file in such office, (C) such Person has paid all franchise taxes to the date of such certificate, and (D) such Person is duly formed and in good standing under the laws of Delaware.

                           (v) Certificates of each of Appaloosa, Noric, Noric Holdings, Noric Holdings I, Noric Holdings II, each other Sponsor Subsidiary, El Paso, each Counterparty to each E&P Participation Agreement and Assignment of Receivables (as defined in the May 9, 2000 Sponsor Subsidiary Credit Agreement), each issuer of any A-Loan Note, B-Loan Note (as defined in the May 9, 2000 Sponsor Subsidiary Credit Agreement), Convertible Note (as defined in the May 9, 2000 Sponsor Subsidiary Credit Agreement) and El Paso Demand Note and the Intermediate Lessee (as defined in the May 9, 2000 Sponsor Subsidiary Credit Agreement), signed on behalf of each such Person by a managing member, President, Vice President, Treasurer, Assistant Treasurer, Secretary, Deputy Corporate Secretary, Assistant Secretary or Deputy Treasurer of each such Person (the statements made in which certificate shall be true and correct on and as of the Closing Date), certifying as to:

                                    (A)      the absence of any amendments to
                           the charter or certificate of formation of such Person since the date of the certificate referred to in Section 3.01(b)(iv),

                                    (B)      with respect to El Paso, Appaloosa,
                           each Counterparty to each E&P Participation Agreement and Assignment of Receivables (as defined in the May 9, 2000 Sponsor Subsidiary Credit Agreement), each issuer of any A-Loan Note, B-Loan Note (as defined in the May 9, 2000 Sponsor Subsidiary Credit Agreement), Convertible Note (as defined in the May 9, 2000 Sponsor Subsidiary Credit Agreement) and El Paso Demand Note and the Intermediate Lessee (as defined in the May 9, 2000

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                                       19

                           Sponsor Subsidiary Credit Agreement), a true and correct copy of the by-laws of such Person as in effect on the Closing Date,

                                    (C)      the due incorporation or formation
                           and good standing of such Person as a corporation or limited liability company, as the case may be, under the laws of the jurisdiction of its organization, and the absence of any proceeding for the dissolution or liquidation of such Person,

                                    (D)      in the case of each such Person,
                           that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, executive (or other) committee of the board of directors, board of managers, managing member or manager, as applicable, of such Person authorizing the execution, delivery and performance of the Operative Documents to which it is or is to be a party,

                                    (E)      in the case of each such Person,
                           that such resolutions have not been revoked, annulled or modified in any manner and are in full force and effect,

                                    (F)      in the case of each such Person,
                           the incumbency and specimen signature of each officer or managing member, as applicable, of such Person executing the Operative Documents described in clause
                           (D) above, and a certification of another officer or an authorized representative of such Person or of a managing member of such Person, as applicable, as to the signature of the officers signing certificates referred to in this subclause (v),

                                    (G)      no Liquidating Event, Termination
                           Event, Notice Event, Event of Default, or Incipient Event has occurred and is continuing or would result from the making of the Initial Advance,

                                    (H)      in the case of Noric Holdings and
                           Noric Holdings I, Noric Holdings and Noric Holdings I have each made or are simultaneously making all capital contributions required to be made by Noric Holdings and Noric Holdings I on the Closing Date pursuant to the Clydesdale Partnership Agreement,

                                    (I)      in the case of Noric Holdings I,
                           Noric Holdings I has made or is simultaneously making all capital contributions required to be made by Noric Holdings I on the Closing Date pursuant to the Noric Company Agreement, and

                                    (J)      in the case of Appaloosa, Appaloosa
                           has made or is simultaneously making all capital contributions required to be made by it on the Closing Date pursuant to the Clydesdale Partnership Agreement and Appaloosa, as the Clydesdale General Partner, will simultaneously cause Clydesdale to make all capital contributions required to be made by

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                                       20

                           Clydesdale on the Closing Date pursuant to the Noric Company Agreement.

                           (vi) The legal opinions described in Schedule 3.01(b)(vi) to the May 9, 2000 Sponsor Subsidiary Credit Agreement.

                           (vii) A certificate of Appaloosa certifying that, on the Closing Date and after giving effect to the use of proceeds and the other transactions contemplated by the Operative Documents on the Closing Date: (A) Appaloosa is the Clydesdale General Partner, each of Noric Holdings and Noric Holdings I is a Clydesdale Class A Limited Partner and Mustang is the Clydesdale Class B Limited Partner and (B) Appaloosa's, Noric Holdings', Noric Holdings I's and Mustang's Capital Account under and as defined in the Clydesdale Partnership Agreement (after giving effect to all allocations required to be made through the Closing Date and the making of additional capital contributions to Clydesdale in respect of Appaloosa's Clydesdale General Partnership Interest, Noric Holdings' Clydesdale Class A Limited Partnership Interest, Noric Holdings I's Class A Limited Partnership Interest and Mustang's Clydesdale Class B Limited Partnership Interest) is not less than $5,000,000, $25,000,000, $25,000,000 and
                  $250,000,000, respectively.

                           (viii) A certificate of Noric Holdings I certifying that, on the Closing Date and after giving effect to the use of proceeds and the other transactions contemplated by the Operative Documents on the Closing Date: (A) Noric Holdings I is the Noric Class A Member and Clydesdale is the Noric Class B Member and (B) Noric Holdings I and Clydesdale have made all capital contributions required to be made by Noric Holdings I and Clydesdale, respectively, to Noric on the Closing Date pursuant to the terms of the Noric Company Agreement.

                           (ix) A copy of each notice by Noric Holdings required pursuant to Section 7.01(b) and Section 7.02(b) hereof.

                           (x) Any other documents referred to in Exhibit 5 to the Acquisition/Accession Procedures Schedule relating to any Transaction Assets contributed on the Closing Date.

                           (xi) Certificates from Noric Holdings and Noric Holdings I certifying that, on or prior to the Closing Date, Noric Holdings and Noric Holdings I have received capital contributions from their respective members in amounts not less than $25,000,000 and $25,000,000, respectively.

                           (xii) Such other certificates, documents and opinions as Clydesdale may reasonably request.

                  (c) Appaloosa shall be the Clydesdale General Partner, Noric Holdings and Noric Holdings I shall each be a Clydesdale Class A Limited Partner, Noric Holdings I shall be the Noric Class A Member, Mustang shall be the Clydesdale Class B Limited

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                                       21

         Partner and Clydesdale shall be the Noric Class B Member and each such Person shall have made all capital contributions to Clydesdale and Noric (as applicable) required by the terms of the Clydesdale Partnership Agreement and the Noric Company Agreement, as applicable.

                  (d) All agreements related to, and the capital and legal structure of, Appaloosa, Noric, the Sponsor Subsidiaries and any Intermediate Lessee (as defined in the May 9, 2000 Sponsor Subsidiary Credit Agreement) (including, but not limited to, the Operative Documents) and all organizational documents shall be reasonably satisfactory to Clydesdale.

                  (e) All necessary governmental and third-party approvals in connection with the Transactions shall have been received, except for such governmental and third party approvals that, pursuant to the provisions hereof or the Operative Documents, are not required to be obtained on or prior to the Closing Date.

                  (f) No litigation by any entity (private or governmental) shall be pending, or to Noric Holdings' knowledge threatened, against or involving (i) Noric, Clydesdale, any Sponsor Subsidiary, any Intermediate Holder, any Underlying Business or any Counterparty to any E&P Participation Agreement or any Assignment of Receivables (as defined in the May 9, 2000 Sponsor Subsidiary Credit Agreement) or affecting any of their respective properties, assets, rights or businesses or (ii) any E&P Participation Agreement, any Assignment of Receivables (as defined in the May 9, 2000 Sponsor Subsidiary Credit Agreement), any E&P Participation Property or any underlying property or affecting any of the rights of any party thereto, or owner thereof, in each case in any court, or before any arbitrator of any kind, or before or by any governmental body which, in the reasonable judgment of Clydesdale (taking into account the exhaustion of all appeals) would have a Material Adverse Effect or which purports to affect the legality, validity, binding effect or enforceability of any Operative Document.

                  (g) All fees and reasonable out-of-pocket costs and expenses, including reasonable legal fees and expenses (and other compensation contemplated hereby) payable to the Sponsor Subsidiary Collateral Agent, required to be paid by the Sponsor Subsidiaries hereunder shall have been paid to the extent due.

                  (h) Clydesdale shall be reasonably satisfied with all legal issues including tax and regulatory matters relating to the Operative Documents and the Transactions.

                  (i) Evidence that the Sponsor Subsidiary Cash Reserve, the Noric Cash Reserve, the Clydesdale Operating Account and the Sponsor Subsidiary Operating Account have been established.

                  (j) On the Closing Date, the following statements shall be true (and acceptance by Noric Holdings of the proceeds of the Initial Advance on the Closing Date shall constitute a representation and warranty by Noric Holdings that on the Closing Date such statements are true):

Sponsor Subsidiary Credit Agreement

                           (i) the representations and warranties of each El Paso Party contained in each Operative Document to which it is a party are correct in all material respects on and as of the Closing Date, before and after giving effect to the Initial Advance and to the application of the proceeds therefrom, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been correct in all material respects on and as of such earlier date));

                           (ii) no event has occurred and is continuing, or would result from the making of the Initial Advance or from the application of the proceeds therefrom, that constitutes a Liquidating Event, Termination Event, Notice Event, Event of Default or Incipient Event; and

                           (iii) the proceeds of the Initial Advance will be used solely to make A-Loans and B-Loans (as defined in the May 9, 2000 Sponsor Subsidiary Credit Agreement).

                  (k) Lord Securities shall have been appointed as (i) an independent member of each Sponsor Subsidiary pursuant to the terms of each Sponsor Subsidiary Company Agreement, (ii) an independent director of Appaloosa and (iii) an independent member of the Intermediate Lessee (as defined in the May 9, 2000 Sponsor Subsidiary Credit Agreement).

                  (l) The aggregate principal amount of A-Loans to be made on the Closing Date is equal to $231,711,000, and the aggregate principal amount of B-Loans (as defined in the May 9, 2000 Sponsor Subsidiary Credit Agreement) to be made on the Closing Date is equal to $48,289,000.

                  Section 3.02. Conditions Precedent to Making the Additional Advances. Pursuant to the Original Sponsor Subsidiary Credit Agreement (and subject to Section 1.01(b) of this Agreement) Clydesdale was authorized to make Additional Advances from time to time subject to the following conditions:

                  (a) On the date of the notice referred to in Section 2.02(b)(i) and on such Capital Contribution Date, the following statements shall be true (and acceptance by Noric Holdings of the proceeds of an Additional Advance on the applicable Capital Contribution Date shall constitute a representation and warranty by Noric Holdings that on each such date such statements are true):

                           (i) the representations and warranties of each El Paso Party contained in each Operative Document to which it is a party are correct in all material respects on and as of each such date, before and after giving effect to such Additional Advance and to the application of the proceeds therefrom, as though made on and as of each such date (except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been correct in all material respects on and as of such earlier date));

Sponsor Subsidiary Credit Agreement

                           (ii) no event has occurred and is continuing, or would result from the making of such Additional Advance or from the application of the proceeds therefrom, that constitutes a Liquidating Event, Termination Event, Notice Event, Event of Default or Incipient Event; and

                           (iii) the proceeds of such Additional Advance will be used solely to make additional A-Loans.

                  (b) Evidence that the aggregate principal amount of the A-Loans on such Additional Advance Date is at least equal to the aggregate principal amount of the Advances outstanding on such Additional Advance Date.

                  (c) Each of Appaloosa, Noric Holdings, Noric Holdings I and Mustang shall have made all capital contributions to Clydesdale required by the terms of the Clydesdale Partnership Agreement on such Additional Advance Date.

                  (d) Any other documents referred to in Exhibit 5 to the Acquisition/Accession Procedures Schedule relating to any Transaction Assets contributed on such Additional Advance Date.

                  (e) All fees and reasonably out-of-pocket costs and expenses, including reasonable legal fees and expenses, required to be paid by the Sponsor Subsidiaries hereunder shall have been paid to the extent due.

                  (f) Unless waived by Clydesdale, certified copies of the resolutions of the Board of Directors of El Paso authorizing the transactions contemplated on such Capital Contribution Date, and of all documents evidencing other necessary corporate action and government approvals, if any, with respect to the transactions contemplated on such Capital Contribution Date.

                  (g) Such other certificates, documents and opinions as Clydesdale may reasonably request.

                  Section 3.03. Conditions Precedent to Third Restatement on July 19, 2002. The Original Sponsor Subsidiary Agreement was amended and restated most recently as of July 19, 2002 (the "THIRD RESTATEMENT DATE"), the effectiveness of which amendment and restatement was subject to, and took effect upon, the following conditions precedent being satisfied on or prior to such date:

                  (a) In the case of El Paso and its Consolidated Subsidiaries, since December 31, 2001, nothing shall have occurred that will have resulted in a Material Adverse Effect (adopting for the purposes of this Section 3.03(a) the definition of "Material Adverse Effect" set forth in clause (b) of the definition thereof in Exhibit A to the Clydesdale Partnership Agreement in effect on the Third Restatement Date).

                  (b) Clydesdale shall have received the following documents, each dated as of the Third Restatement Date (other than the documents described in clause (b)(iii)) and duly executed by the respective party or parties thereto, and otherwise in form and

Sponsor Subsidiary Credit Agreement
         substance reasonably satisfactory to Clydesdale and (except for any A-Loan Note and any document listed in clause (b)(iii)) in four original counterparts:

                           (i)      The Original Sponsor Subsidiary Credit
                  Agreement.

                           (ii) A replacement A-Loan Note dated the Third Restatement Date (to be delivered against receipt of the then existing A-Loan Note and the then existing B-Loan Note (as defined in the Original Sponsor Subsidiary Credit Agreement).

                           (iii) Certificates of the Secretary of State of the State of Delaware with respect to (without duplication) Lusitano, Lipizzan, El Paso Production Oil & Gas USA, El Paso Oil & Gas Resources and El Paso Energy Raton, L.L.C, in each case, certifying that (A) such Person has paid all franchise taxes to the date of such certificate and (B) such Person is duly formed and in good standing under the laws of its state of formation or incorporation and attaching the certificate of formation or certificate of limited partnership and each amendment thereto on file in such office and certifying, (1) such certificate of formation or certificate of limited partnership is a true and complete copy thereof and (2) such amendments are the only amendments to such certificate of formation or certificate of limited partnership on file in such office.

                           (iv)     Certificates of each of (without
                  duplication) Appaloosa, Noric, Noric LP, Palomino, Paso Fino, Noric Holdings, Noric Holdings I, Noric Holdings III, Noric Holdings IV, each other Sponsor Subsidiary, Lusitano, Lipizzan, El Paso, each Counterparty to each E&P Participation Agreement, El Paso Production Oil & Gas USA, El Paso Oil & Gas Resources, El Paso Energy Raton, L.L.C, each issuer of any A-Loan Note and El Paso Demand Note, signed on behalf of each such Person by a managing member, President, Vice President, Treasurer, Assistant Treasurer, Secretary, Deputy Corporate Secretary, Assistant Secretary or Deputy Treasurer of each such Person or its managing member or general partner, as applicable (the statements made in which certificate shall be true and correct on and as of the Third Restatement Date), certifying as to:

                                    (A)      the absence of any amendments to
                           the charter, certificate of formation or certificate of limited partnership of such Person since the date of the certificate referred to in Section 3.01(b)(iv) (or since December 15, 2000 in the case of Noric LP, Palomino or Paso Fino or since June 19, 2001 in the case of Noric Holdings III) and with respect to Lusitano, Lipizzan, El Paso Production Oil & Gas USA, El Paso Oil & Gas Resources and El Paso Energy Raton, L.L.C, the absence of any amendments to the certificate of formation or certificate of limited partnership of such Person since the date of the certificate referred to in Section 3.03(b)(iii),

                                    (B)      with respect to (without
                           duplication) El Paso, Appaloosa, each Counterparty to each E&P Participation Agreement, each issuer of

Sponsor Subsidiary Credit Agreement
                           any A-Loan Note and El Paso Demand Note, the absence of any amendments to the by-laws of such Person since delivery of such by-laws under Section 3.01(b)(v)(B), with respect to El Paso Energy Raton, L.L.C., a true and correct copy of its company agreement and, with respect to each Counterparty to any Production Payment Agreement, a true and correct copy of the partnership agreement of such Person,

                                    (C)      the due incorporation or formation
                           and good standing of such Person as a corporation, limited partnership or limited liability company, as the case may be, under the laws of the jurisdiction of its organization, and the absence of any proceeding for the dissolution or liquidation of such Person,

                                    (D)      in the case of each such Person,
                           that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, executive (or other) committee of the board of directors, board of managers, managing member, general partner or manager, as applicable, of such Person authorizing the execution, delivery and performance of the Operative Documents to which it is or is to be a party as amended and restated as of the Third Restatement Date,

                                    (E)      in the case of each such Person,
                           that such resolutions, or if no resolutions are delivered as described in clause (D) above such resolutions as were previously delivered under
                           Section 3.01 with respect to such Person, have not been revoked, annulled or modified in any manner and are in full force and effect,

                                    (F)      in the case of each such Person,
                           the incumbency and specimen signature of each officer of such Person or of a managing member or general partner of such Person, as applicable, executing the Operative Documents described in clause (D) above, and a certification of another officer or an authorized representative of such Person or of a managing member or general partner of such Person, as applicable, as to the signature of the officers signing certificates referred to in this subclause
                           (v), and

                                    (G)      no Liquidating Event, Termination
                           Event, Notice Event, Event of Default, or Incipient Event has occurred and is continuing or would result from the amendment and restatement of this Agreement and the other transactions contemplated on the Third Restatement Date.

                           (v) The Sponsor Subsidiary Security Agreement, as amended and restated as of the Third Restatement Date.

                           (vi) The El Paso Guaranty, as amended and restated as of the Third Restatement Date.

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

                           (vii) The El Paso Agreement, as amended and restated as of the Third Restatement Date.

                           (viii) The Clydesdale Partnership Agreement, as amended and restated as of the Third Restatement Date.

                           (ix) The Noric Holdings Company Agreement, as amended and restated as of the Third Restatement Date.

                           (x) The Noric Holdings I Company Agreement, as amended and restated as of the Third Restatement Date.

                           (xi) The Noric Holdings III Company Agreement, as amended and restated as of the Third Restatement Date.

                           (xii)    The Noric Holdings IV Company Agreement.

                           (xiii) The Noric Company Agreement, as amended and restated as of the Third Restatement Date.

                           (xiv) The Noric LP Partnership Agreement, as amended and restated as of the Third Restatement Date.

                           (xv)     The Lusitano Company Agreement.

                           (xvi)    The Lipizzan Partnership Agreement.

                           (xvii) The Notice Agreement, as amended and restated as of the Third Restatement Date.

                           (xviii)  Each Production Payment Conveyance in
                  sufficient counterparts for recording in all appropriate jurisdictions.

                           (xix) Each Production and Delivery Agreement in sufficient counterparts for recording in all appropriate jurisdictions.

                           (xx) Financing statements for filing in each appropriate jurisdiction in order to perfect the security interests granted under each Production and Delivery Agreement.

                           (xxi) A Liquidation Indemnity with respect to each of Noric Holdings IV, Lusitano and Lipizzan.

                           (xxii) The Mustang Company Agreement, as amended and restated as of the Third Restatement Date.

                           (xxiii)  The Sponsor Subsidiary Consent.

                           (xxiv)   Amendment No. 2 to the Administration
                  Agreement.

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                                       27

                           (xxv)    A copy of each notice required pursuant to
                  Section 7.01(b) and Section 7.02(b).

                           (xxvi) The legal opinions described in Schedule 3.03(b) of the Sponsor Subsidiary Credit Agreement as amended and restated as of the Third Restatement Date.

                           (xxvii)  A certificate of Noric Holdings IV
                  certifying that, on the Third Restatement Date and after giving effect to the use of proceeds and the other transactions contemplated by the Operative Documents on the Third Restatement Date: (A) Noric Holdings IV is the Lusitano Member and the Lipizzan Limited Partner, (B) Lusitano is the Lipizzan General Partner and (C) Noric Holdings IV has made all capital contributions required to be made by Noric Holdings IV to Lipizzan on the Third Restatement Date pursuant to the terms of the Lipizzan Partnership Agreement.

                           (xxviii) The Engage Letter.

                           (xxix) Such other certificates, documents and opinions as Clydesdale may reasonably request.

                  (c) Evidence that all other actions to the extent necessary or desirable, in the judgment of Clydesdale, to perfect and protect the Liens created by the Sponsor Subsidiary Security Agreement have been taken, including, without limitation, the delivery of copies of proper Financing Statements (Form UCC-1 and/or UCC-3) with respect to the financing statements filed in connection with the Sponsor Subsidiary Security Agreement.

                  (d) All agreements related to, and the capital and legal structure of, Appaloosa, Noric, Noric LP, Palomino, Paso Fino, the Sponsor Subsidiaries, Lusitano and Lipizzan (including, but not limited to, the Operative Documents) and all organizational documents shall be reasonably satisfactory to Clydesdale.

                  (e) All necessary governmental and third-party approvals in connection with the transactions contemplated hereby and by the other Operative Documents on the Third Restatement Date or otherwise referred to herein shall have been received, except for such governmental and third-party approvals that, pursuant to the provisions hereof or the Operative Documents, are not required to be obtained on or prior to the Third Restatement Date.

                  (f) No litigation by any entity (private or governmental) shall be pending, or to Noric Holdings' knowledge threatened, against or involving (i) Noric, Noric LP, Palomino, Paso Fino, Clydesdale, any Sponsor Subsidiary, Lusitano, Lipizzan, any Underlying Business or any Counterparty to any E&P Participation Agreement or any Production Payment Agreement or affecting any of their respective properties, assets, rights or businesses or (ii) any E&P Participation Agreement, any Production Payment Agreement, any E&P Participation Property, any Production Payment Interests or any underlying property or affecting any of the rights of any party thereto, or owner thereof,

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                                       28
         in each case in any court, or before any arbitrator of any kind, or before or by any governmental body which, in the reasonable judgment of Clydesdale (taking into account the exhaustion of all appeals), would have a Material Adverse Effect or which purports to affect the legality, validity, binding effect or enforceability of any Operative Document.

                  (g) All fees and reasonable out-of-pocket costs and expenses, including reasonable legal fees and expenses (and other compensation contemplated hereby) payable to the Sponsor Subsidiary Collateral Agent, required to be paid by the Sponsor Subsidiaries hereunder shall have been paid to the extent due.

                  (h) Clydesdale shall be reasonably satisfied with all legal issues including tax and regulatory matters relating to the Operative Documents and the Transactions.

                  (i) On the Third Restatement Date, the following statements shall be true (and each Sponsor Subsidiary hereby represents as of the Third Restatement Date that such statements are true):

                           (i) the representations and warranties of each El Paso Party contained in each Operative Document to which it is a party are correct in all material respects on and as of the Third Restatement Date, before and after giving effect to the amendment of this Agreement as of such date, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been correct in all material respects on and as of such earlier date)); and

                           (ii) no event has occurred and is continuing, or would result from the amendment and restatement of this Agreement as of such Date, that constitutes a Liquidating Event, Termination Event, Notice Event, Event of Default or Incipient Event.

                  (j) Lord Securities shall have been appointed as an independent member of Noric Holdings IV pursuant to the terms of the Noric Holdings IV Company Agreement.

                  (k) Evidence that all of the B-Loans (as defined in the Original Sponsor Subsidiary Credit Agreement) outstanding immediately prior to the Third Restatement Date have been converted to A-Loans.

                  (l) Evidence that the aggregate principal amount of the A-Loans on the Third Restatement Date is at least equal to the aggregate principal amount of the Advances outstanding on the Third Restatement Date.

                  (m) Evidence that, immediately after the Third Restatement Date, the Sponsor Subsidiaries shall be in compliance with the requirements of Section 5.04(b).

                  Section 3.04. Conditions Precedent to Amending and Restating this Agreement on April 16, 2003. The fourth amendment and restatement of this Agreement as of April 16, 2003 (the "FOURTH RESTATEMENT DATE") is subject to, and shall take effect upon, the following conditions precedent being satisfied on or prior to such date:

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                                       29

                  (a) There shall not have occurred a Material Adverse Effect (as defined in clause (b) of the definition thereof), since December 31, 2002, except as disclosed in El Paso's 10-K, 10-Q and 8-K filings, and materials relating to proxies, in each case filed with the United States Securities and Exchange Commission prior to the Fourth Restatement Date (other than any material adverse development or material adverse change in any matter disclosed therein).

                  (b) Mustang shall have received the following documents, each dated as of the Fourth Restatement Date and duly executed by the respective party or parties thereto, and otherwise in form and substance reasonably satisfactory to Mustang and (except for any A-Loan Note and any document listed in clause (b)(iii)) in four original counterparts:

                           (i) This Agreement, as amended and restated as of the Fourth Restatement Date.

                           (ii) A replacement A-Loan Note dated the Fourth Restatement Date (to be delivered against receipt of the then existing A-Loan Note (as defined in the Original Sponsor Subsidiary Credit Agreement) in an amount equal to the sum of
                  (i) the aggregate principal amount of Advances outstanding on the Fourth Restatement Date and (ii) the aggregate principal amount of the Sponsor Subsidiary Subordinated Debt.

                           (iii) A copy, certified as true and correct, of the Sponsor Subsidiary Subordinated Note, in the principal amount of $230,000,000.

                           (iv) Certificates of the Secretary of State of the State of Delaware with respect to (without duplication) each Sponsor Subsidiary, each Sponsor Subsidiary Member, Noric, Palomino, Paso Fino, Noric LP, Lipizzan, Lusitano, Clydesdale, Appaloosa and El Paso in each case, certifying that (A) such Person has paid all franchise taxes to the date of such certificate and (B) such Person is duly formed and in good standing under the laws of its state of formation or incorporation and attaching the certificate of incorporation, the certificate of formation or certificate of limited partnership and each amendment thereto on file in such office and certifying, (1) such certificate of incorporation, certificate of formation or certificate of limited partnership is a true and complete copy thereof and (2) such amendments are the only amendments to such certificate of incorporation, certificate of formation or certificate of limited partnership on file in such office.

                           (v) Certificates of (without duplication) each Sponsor Subsidiary, each Sponsor Subsidiary Member, Noric, Palomino, Paso Fino, Noric LP, Lipizzan, Lusitano, Clydesdale, Appaloosa and El Paso and each issuer of any A-Loan Note and each issuer of any El Paso Demand Note, signed on behalf of each such Person by a managing member, President, Vice President, Treasurer, Assistant Treasurer, Secretary, Deputy Corporate Secretary, Assistant Secretary or Deputy Treasurer of each such Person or its managing member or general partner, as

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                                       30
                  applicable (the statements made in which certificate shall be true and correct on and as of the Fourth Restatement Date), certifying as to:

                                    (A)      The absence of any amendments to
                           the charter, certificate of incorporation, certificate of formation or certificate of limited partnership of such Person, (i) in the case of Palomino, Paso Fino and Noric LP, since December 15, 2000, (ii) in the case of Noric Holdings III, since June 19, 2001, (iii) in the case of Noric Holdings IV, Lusitano and Lipizzan, since the date of the certificates referred to in Section 3.03(b)(iii),
                           (iv) in the case of El Paso Noric Investments I, L.L.C., El Paso Noric Investments III, L.L.C., and El Paso Noric Investments IV, L.L.C., since the date of the certificates referred to in Section 3.04(b)(iv), and (v) in any other case, since the date of the certificates referred to in Section 3.01(b)(iv),

                                    (B)      With respect to (without
                           duplication) El Paso, each issuer of any A-Loan Note and each issuer of any El Paso Demand Note, the absence of any amendments to the by-laws of such Person since delivery of such by-laws under Section 3.01(b)(v)(B),

                                    (C)      The due incorporation or formation
                           and good standing of such Person as a corporation, limited partnership or limited liability company, as the case may be, under the laws of the jurisdiction of its organization, and the absence of any proceeding for the dissolution or liquidation of such Person,

                                    (D)      In the case of each such Person,
                           that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, executive (or other) committee of the board of directors, board of managers, managing member, general partner or manager, as applicable, of such Person authorizing the execution, delivery and performance of the Operative Documents to which it is or is to be a party, as amended and restated as of the Fourth Restatement Date, and that such resolutions have not been revoked, annulled or modified in any manner and are in full force and effect,

                                    (E)      In the case of each such Person,
                           the incumbency and specimen signature of each officer of such Person or of a managing member or general partner of such Person, as applicable, executing the Operative Documents described in clause (D) above, and a certification of another officer or an authorized representative of such Person or of a managing member or general partner of such Person, as applicable, as to the signature of the officers signing certificates referred to in this subclause
                           (E), and

                                    (F)      No Liquidating Event, Termination
                           Event, Notice Event, Event of Default, or Incipient Event has occurred and is continuing or

Sponsor Subsidiary Credit Agreement
                           would result from the amendment and restatement of this Agreement and the consummation of the other transactions contemplated to occur on the Fourth Restatement Date.

                           (vi) The Sponsor Subsidiary Security Agreement, as amended and restated as of the Fourth Restatement Date.

                           (vii) The El Paso Guaranty, as amended and restated as of the Fourth Restatement Date.

                           (viii) The El Paso Agreement, as amended and restated as of the Fourth Restatement Date.

                           (ix) The Clydesdale Partnership Agreement, as amended and restated as of the Fourth Restatement Date.

                           (x) The Noric Holdings Company Agreement, as amended and restated as of the Fourth Restatement Date.

                           (xi) The Noric Holdings I Company Agreement, as amended and restated as of the Fourth Restatement Date.

                           (xii) The Noric Holdings III Company Agreement, as amended and restated as of the Fourth Restatement Date.

                           (xiii) The Noric Holdings IV Company Agreement, as amended and restated as of the Fourth Restatement Date.

                           (xiv) The Noric Company Agreement, as amended and restated as of the Fourth Restatement Date.

                           (xv) The Noric LP Partnership Agreement, as amended and restated as of the Fourth Restatement Date.

                           (xvi) The Lusitano Company Agreement, if amended and restated as of the Fourth Restatement Date.

                           (xvii) The Lipizzan Partnership Agreement, if amended and restated as of the Fourth Restatement Date.

                           (xviii)  The Notice Agreement, as amended and
                  restated as of the Fourth Restatement Date.

                           (xix) The Palomino Company Agreement, if amended and restated as of the Fourth Restatement Date.

                           (xx) Mustang Company Agreement, as amended and restated as of the Fourth Restatement Date.

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                                       32

                           (xxi) The Mustang Credit and Security Agreement, as amended and restated as of the Fourth Restatement Date.

                           (xxii)   The Sponsor Subsidiary Consent.

                           (xxiii)  All required consents under the Mustang
                  Company Agreement, as amended and restated as of the Fourth Restatement Date, and under the Mustang Credit and Security Agreement.

                           (xxiv) The Paso Fino Company Agreement, if amended and restated as of the Fourth Restatement Date.

                           (xxv)    The Definitions Agreement.

                           (xxvi) The Redemption, Withdrawal and Consent Agreement.

                           (xxvii)  The Intercreditor Agreement.

                           (xxviii) A copy of each notice required pursuant to
                  Section 7.01(b) and Section 7.02(b).

                           (xxix) The legal opinions described in Schedule 3.04(b).

                           (xxx)    [Intentionally omitted].

                           (xxxi)   [Intentionally omitted].

                           (xxxii)  Such other certificates, documents and
                  opinions as Mustang may reasonably request.

                  (c) Evidence that all (i) the Noric Class B Membership Interests, the Noric Holdings I Cash Reserve and the Noric Holdings III Deposit Account have been subjected to the Lien of the Sponsor Subsidiary Security Agreement and (ii) actions to the extent necessary or desirable, in the judgment of Mustang, to perfect and protect the Liens created by the Sponsor Subsidiary Security Agreement have been taken, including without limitation, the delivery of copies of proper UCC-3 amendments with respect to the financing statements filed in connection with the Sponsor Subsidiary Security Agreement in order to reflect the pledge of the Noric Class B Membership Interests, the Noric Holdings I Cash Reserve and the Noric Holdings III Deposit Account to the Sponsor Subsidiary Collateral Agent.

                  (d) All agreements related to, and the capital and legal structure of, Noric, Noric LP, Palomino, Paso Fino, the Sponsor Subsidiaries, Lusitano and Lipizzan (including, but not limited to, the Operative Documents) and all organizational documents of such Persons shall be reasonably satisfactory to Mustang.

                  (e) Evidence that all necessary governmental and third-party approvals in connection with the transactions contemplated hereby and by the other Operative

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                                       33

         Documents on the Fourth Restatement Date or otherwise referred to herein shall have been received, except for such governmental and third party approvals that, pursuant to the provisions hereof or the Operative Documents, are not required to be obtained on or prior to the Fourth Restatement Date.

                  (f) Except as disclosed in El Paso's 10-K, 10-Q and 8-K filings, and materials relating to proxies, in each case filed with the United States Securities and Exchange Commission prior to the Fourth Restatement Date, no litigation by any entity (private or governmental) shall be pending or, to Noric Holdings' knowledge, threatened against
         (i) any El Paso Party, any withdrawing Sponsor Subsidiary Member, any Underlying Business or any Counterparty to any E&P Participation Agreement or any Production Payment Agreement or affecting any of their respective properties, assets, rights or businesses or (ii) any E&P Participation Agreement, any Production Payment Agreement, any E&P Participation Property, any Production Payment Interests or any underlying property or affecting any of the rights of any party thereto, or owner thereof, in each case in any court, or before any arbitrator of any kind, or before or by any governmental body which, in the reasonable judgment of Mustang (taking into account the exhaustion of all appeals) would have a Material Adverse Effect or which purports to affect the legality, validity, binding effect or enforceability of any Operative Document.

                  (g) All fees and reasonable out-of-pocket costs and expenses, including reasonable legal fees and expenses (and other compensation contemplated hereby) payable to the Sponsor Subsidiary Collateral Agent, required to be paid by the Sponsor Subsidiaries hereunder shall have been paid to the extent invoiced and due.

                  (h) Mustang shall be reasonably satisfied with all legal issues including tax and regulatory matters relating to the Operative Documents and the Transactions.

                  (i) On the Fourth Restatement Date, the representations and warranties of each El Paso Party contained in each Operative Document to which it is a party are correct in all material respects on and as of the Fourth Restatement Date, before and after giving effect to the amendment and restatement of this Agreement as of such date, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been correct in all material respects on and as of such earlier date)).

                  (j) Evidence that each Transfer of Interests shall have occurred.

                  (k) Evidence that, immediately after the Fourth Restatement Date, the Sponsor Subsidiaries shall be in compliance with the requirements of Section 5.04(a) and (b).

                  (l) Evidence that the Noric Holdings I Cash Reserve and the Noric Holdings III Deposit Account have been established.

                  (m) Evidence that any and all amounts standing to the credit of the Noric Cash Reserve (as defined in the Original Sponsor Subsidiary Credit Agreement) and the Noric LP Cash Reserve (as defined in the Original Sponsor Subsidiary Credit Agreement), and

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                                       34
         all existing Permitted Investments thereof, in accordance with the Original Sponsor Subsidiary Credit Agreement have been transferred to the Noric Holdings I Cash Reserve.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  Section 4.01. Representations and Warranties with Respect to Each Sponsor Subsidiary. Each Sponsor Subsidiary represents and warrants as follows in respect of itself and, in the case of Noric Holdings I only, in respect of each of Noric, Palomino, Paso Fino and Noric LP, and, in the case of Noric Holdings IV only, in respect of each of Lusitano and Lipizzan:

                  (a) Due Formation. Each such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) is duly formed, validly existing and in good standing under the laws of the State of Delaware. Each such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) has all requisite limited liability company or limited partnership powers to carry on its business as now conducted and all governmental licenses, authorizations, consents and approvals required in each case to carry on its business as now conducted, except for such governmental licenses, authorizations, consents and approvals of which the failure to obtain could not reasonably be expected to have a Material Adverse Effect.

                  (b) Authorization of Agreements. Each such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) has the limited liability company or limited partnership (as the case may be) power and authority to execute and deliver each Operative Document to which it is a party and to perform its obligations thereunder. The execution, delivery and performance by each such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) of each Operative Document to which it is a party have been duly authorized by all necessary limited liability company or limited partnership action (as the case may be).

                  (c) Enforceability. Each Operative Document to which each such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) is a party constitutes the legal, valid and binding obligation of such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) and is enforceable against such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) in accordance with its terms, except as the enforceability thereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity.

                  (d) Compliance with Applicable Laws. Each such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) is in compliance with all Applicable Laws applicable to it and all licensing requirements of all Governmental Authorities the violation of which could reasonably be expected to have a

Sponsor Subsidiary Credit Agreement

         Material Adverse Effect, and none of such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) is the subject of any outstanding or threatened citation, order, or investigation by any Governmental Authority that could reasonably be expected to have a Material Adverse Effect.

                  (e) No Conflict with Restrictions; No Default. The execution, delivery and performance by such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) of each Operative Document to which such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) is a party does not (i) contravene or constitute a breach or default under (A) any provision of Applicable Law (including Regulation T, U, or X issued by the Board of Governors of the Federal Reserve System) applicable to such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be), (B) the Organizational Documents of such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be),
         (C) any judgment, injunction, order, decree or agreement binding upon it, (D) any contract, loan agreement, indenture, mortgage, deed of trust, lease or other agreement or instrument binding upon or with respect to such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be), or (E) any of the properties of such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be), or (ii) result in the creation or imposition of any Lien on any of the assets of such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be), except for Permitted Liens. None of such Sponsor Subsidiary, Noric, Lusitano, Lipizzan, Palomino, Paso Fino or Noric LP (as the case may be) is in violation of any such Applicable Law, or in breach of or in default under any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other agreement or instrument, except for any violation, breach or default which could not reasonably be expected to have a Material Adverse Effect.

                  (f) Authorizations. (i) The execution, delivery and performance by such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) of each Operative Document to which such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) is a party and the consummation of the Transactions;

                           (ii) the grant by such Sponsor Subsidiary of the Liens pursuant to the Sponsor Subsidiary Security Agreement;

                           (iii) the perfection or maintenance of the Liens created pursuant to the Sponsor Subsidiary Security Agreement (including the first priority nature thereof, subject to Permitted Liens); and

                           (iv) the exercise by the Sponsor Subsidiary Collateral Agent or the Mustang Collateral Agent or Mustang of their respective rights under the Operative Documents or the remedies in respect of the Collateral pursuant thereto (other than any consents, approvals, notices or filings that may be required under the Securities Act and Article 9 of the UCC (or its equivalent) as in effect in the

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

                  relevant jurisdiction in connection with the perfection of the security interests in or with foreclosure on, and Disposition of, the Collateral and other than any consents, approvals, notices or filings that may be required under any securities laws or FERC regulations of general applicability in connection with the Disposition of the Collateral), in each case do not require any action by or in respect of (including any license or permit), or filing with, any Governmental Authority or any other Person that has not been obtained or made and that is not in full force and effect, except for the filing of financing statements and any continuation statements with respect to filings under the UCC (or its equivalent) in relevant jurisdictions permitted by the provisions of the Operative Documents to be performed or filed at a later date and such consents, authorizations, approvals, actions, notices and filings as (1) have been obtained, made, taken or given are in full force and effect and copies of which have been furnished to Mustang, the Sponsor Subsidiary Collateral Agent and the Mustang Collateral Agent or (2) are not yet required to be obtained, made, taken or given under the terms of the Operative Documents to which such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) is a party.

                  (g) No Material Adverse Effect; Litigation. Except as disclosed in El Paso's 10-K, 10-Q and 8-K filings, and materials relating to proxies, in each case filed with the United States Securities and Exchange Commission prior to the Fourth Restatement Date (other than any material adverse change in any matter disclosed therein), there is (i) no action, suit or proceeding pending, or to such Sponsor Subsidiary's knowledge threatened, against or involving such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) or affecting any of such Person's properties, assets, rights or businesses (excluding, for the purposes of this representation and warranty, any Intermediate Holder or Underlying Business relating to any Energy Investment) in any court, or before any arbitrator of any kind, or before or by any governmental body or (ii) any other event with respect to such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) that, in either case, in such Sponsor Subsidiary's reasonable judgment (taking into account, in the case of proceedings described in clause (i) above, the exhaustion of all appeals), would have a Material Adverse Effect or which purports to affect the legality, validity, binding effect or enforceability of any Operative Document.

                  (h) Investment Company Act; Public Utility Holding Company Act. None of such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) is an "investment company" within the meaning of the Investment Company Act. None of such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) is a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935.

                  (i) No Event. No Incipient Event, Event of Default, Liquidating Event, Termination Event or Notice Event has occurred and is continuing or would result from entering in to the fourth amendment and restatement of this Agreement.

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

                  (j) El Paso Company. Such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) is an El Paso Company.

                  (k) No Prior Activities. Since the date of its formation, none of such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) has engaged in any activity other than that contemplated by the Operative Documents or entered into any commitment or incurred any Indebtedness other than pursuant to, or as permitted under, the Operative Documents to which it is a party.

                  (l) Purpose. Such Sponsor Subsidiary was formed to carry out the activities set forth in its Sponsor Subsidiary Company Agreement and, except in connection therewith (and except as contemplated by the Operative Documents), it has no significant assets or liabilities. Noric was formed to carry out the activities set forth in the Noric Company Agreement and, except in connection therewith (and except as contemplated by the Operative Documents), Noric has no significant assets or liabilities. Each of Palomino and Paso Fino was formed to carry out the activities set forth in the Palomino Company Agreement and Paso Fino Company Agreement, respectively, and, except in connection therewith (and except as contemplated by the Operative Documents), neither Palomino nor Paso Fino has any significant assets or liabilities. Noric LP was formed to carry out the activities set forth in the Noric LP Partnership Agreement and, except in connection therewith (and except as contemplated by the Operative Documents), Noric LP has no significant assets or liabilities. Each of Lusitano and Lipizzan was formed to carry out the activities set forth in the Lusitano Company Agreement and Lipizzan Partnership Agreement, respectively, and, except in connection therewith (and except as contemplated by the Operative Documents), neither Lusitano nor Lipizzan has any significant assets or liabilities.

                  (m) Collateral. (i) All of the existing Collateral pledged by it pursuant to the Sponsor Subsidiary Security Agreement is owned legally and beneficially by it free and clear of all Liens, except for Permitted Liens.

                           (ii) The Sponsor Subsidiary Credit Agreement and the pledge and/or assignment of the Collateral created pursuant to the Sponsor Subsidiary Security Agreement together with the financing statements to be filed with respect thereto, the Sponsor Subsidiary Collateral Agent's taking and maintaining possession of all instruments and certificates representing or evidencing the Collateral, the registration of any Collateral constituting uncertificated securities on the books of the issuer thereof in the name of the Sponsor Subsidiary Collateral Agent and the other actions taken by it in accordance with Section 4 of the Sponsor Subsidiary Security Agreement and the filing of the financing statements referred to in Section 3.01(b)(ii) and 3.04(c) of this Agreement, create valid and enforceable perfected security interests in and Liens on such Collateral, securing the payment of all Obligations purported to be secured thereby.

                           (iii) Such security interests are first priority, subject to Permitted Liens.

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                           (iv)     No effective financing statement or other
                  instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Sponsor Subsidiary Collateral Agent relating to this Agreement.

                           (v)      It has no trade names.

                           (vi) Such Sponsor Subsidiary does not own any securities that are not Collateral.

                           (vii) Schedule I to the Sponsor Subsidiary Security Agreement and each Transaction Asset Schedule (other than Parts IX and X thereof) are true, correct and complete in all material respects.

                  (n) Agreement Collateral. (i) None of the Assigned Agreements has been amended or otherwise modified (except, in the case of each Assigned Agreement other than an Operative Document, any modifications made on or before the Closing Date) except as disclosed in Schedule I to the Sponsor Subsidiary Security Agreement or Schedule I to the Noric Company Agreement or as disclosed in any Transaction Asset Schedule, and as otherwise permitted by the Operative Documents, and each Assigned Agreement is in full force and effect.

                           (ii) It is not and, to the best of its knowledge, no other party to any Assigned Agreement is, in default of its material obligations under any Assigned Agreement.

                           (iii) None of the Agreement Collateral (as defined in the Sponsor Subsidiary Security Agreement) is evidenced by a promissory note or other instrument or chattel paper (each within the meaning of the UCC) that has not been delivered to the Sponsor Subsidiary Collateral Agent pursuant to Section 4 of the Sponsor Subsidiary Security Agreement.

                           (iv) Each party to the Assigned Agreements to which such Sponsor Subsidiary is a party other than the Sponsor Subsidiaries and the other parties to the Operative Documents has executed and delivered to such Sponsor Subsidiary a consent, in substantially the form of Exhibit A to the Sponsor Subsidiary Security Agreement, to the assignment of the Assigned Agreement to the Sponsor Subsidiary Collateral Agent pursuant to the Sponsor Subsidiary Security Agreement.

                  (o) Location; Registered Office. Such Sponsor Subsidiary's location (for purposes of Section 9-307 of the UCC) and its chief place of business and chief executive office are located at the address specified for Noric Holdings in Section 2.7 of the Noric Holdings Company Agreement.

                  (p) Tort Claims. Neither it nor any of its officers or directors nor any Responsible Officer of El Paso has actual knowledge of any facts, circumstances, conditions or occurrences that could reasonably be anticipated to form the basis of any

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

         tort claim against any Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino, Noric LP, Mustang or any Counterparty to any E&P Participation Agreement or any Production Payment Agreement, or any Sponsor Subsidiary Property, Lusitano Property, Lipizzan Property, Noric Property, Palomino Property, Paso Fino Property, Noric LP Property, Mustang Property, E&P Participation Property, Production Payment Interest or Subject Interest that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

                  (q) A-Loans. As of the Fourth Restatement Date, the aggregate outstanding principal amount of all A-Loans made by all Sponsor Subsidiaries equals the sum of (i) the outstanding principal amount of all Advances made hereunder to all Sponsor Subsidiaries as of such date and (ii) the aggregate outstanding principal amount of Sponsor Subsidiary Subordinate Debt as of such date.

                  (r) Assets. None of such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) has any material assets other than Permitted Assets.

                  (s) Taxes. Such Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP (as the case may be) has filed and paid, or caused to be filed and paid on a timely basis, all tax returns and Taxes (whether gains Taxes, transfer Taxes, recording fees or Taxes or any other Taxes) due and owing, and such other tax returns and Taxes that arise in connection with the Transactions, on the Closing Date, the Third Restatement Date and each Capital Contribution Date, but excluding Taxes the non-timely filing or payment of which, in the context of the Operative Documents, the Transactions and the rights and remedies of the respective parties thereto, could not reasonably be expected to have a Material Adverse Effect.

                  (t) Credit Related Party and Material Subsidiaries. None of any Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino, Noric LP, any Intermediate Holder or any Underlying Business is:

                           (i) a Credit Related Party or a Restricted Subsidiary; or

                           (ii)     directly owned by El Paso.

                  (u) E&P Assets. (i) All of each E&P Asset held by such Sponsor Subsidiary, Lipizzan, Noric or Noric LP (as the case may be) has been Freely Transferred to it.

                           (ii) All of each E&P Asset held by such Sponsor Subsidiary, Lipizzan, Noric or Noric LP (as the case may be) is Freely Transferable.

                           (iii)    Each E&P Asset held by such Sponsor
                  Subsidiary, Lipizzan, Noric or Noric LP (as the case may be) is an Eligible Investment.

                           (iv) All of the rights and obligations of EPPC under each Hedge Agreement the subject of each trade confirmation attached as Exhibit E hereto

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

                  have been validly assigned and delegated to Noric or Noric LP, as the case the case may be, free and clear of any Liens.

                  (v) Compliance with Financial Covenants. It is in compliance with the requirements of Section 5.04 of this Agreement.

                  Section 4.02. Representations and Warranties with Respect to Energy Investments and Controlled Businesses. Each Sponsor Subsidiary represents and warrants as follows with respect to (x) each Energy Investment owned by it and (y) each Controlled Business which is a direct or indirect Subsidiary of such Sponsor Subsidiary, subject in the case of this clause (y) to Part VI of the Transaction Asset Schedule with respect to each such Controlled Business:

                  (a) Energy Investments. After giving effect to the Transactions on the Closing Date and each Acquisition/Accession Date:

                           (i) Schedule I to the Sponsor Subsidiary Security Agreement and each Transaction Asset Schedule together set forth as of each such date a complete and accurate list of each Energy Investment (including each Intermediate Holder (if any) and each Underlying Business relating to each such Energy Investment) owned by each Sponsor Subsidiary.

                           (ii) Each such Schedule sets forth as of each such date for each such Energy Investment each outstanding class of Investment with respect to each Intermediate Holder (if any) and each Underlying Business related thereto and the percentage of such class of such Investment held directly, or indirectly through one or more Intermediate Holders (if any), by each Sponsor Subsidiary.

                           (iii) Each such Energy Investment has been duly authorized and validly issued by the issuer thereof.

                           (iv) Each such Energy Investment is fully paid and nonassessable and is not subject to any mandatory capital call or similar obligation, except as otherwise described in
                  Schedule I to the Sponsor Subsidiary Security Agreement and each Transaction Asset Schedule.

                           (v) Each Energy Investment held by such Sponsor Subsidiary has been Freely Transferred to it.

                           (vi) Each Energy Investment held by such Sponsor Subsidiary is Freely Transferable (it being understood that the Pre-approved Energy Investment is subject to Section 4.14 (Change of Control) of the Indenture dated as of June 15, 1990 between Colorado Interstate Gas Company, a Delaware corporation and Texas Commerce Bank National Association, a national banking association, as trustee).

                           (vii)    Each Energy Investment is an Eligible
                  Investment.

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

                           (viii)   Part V of Schedule I to the Sponsor
                  Subsidiary Security Agreement and Part V of each Transaction Asset Schedule together set forth all Material Agreements with respect to each Energy Investment.

                  (b) Due Formation. Each Controlled Business is duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation. Each Controlled Business possesses all corporate, limited liability company or other applicable Business Entity powers and other authorizations and licenses necessary to engage in its business and operations as now conducted, the failure to obtain or maintain which would have a Material Adverse Effect.

                  (c)      Authorization of Material Agreements. Part V of
         Schedule I to the Sponsor Subsidiary Security Agreement and Part V of each Transaction Asset Schedule, as applicable, with respect to each Controlled Business sets forth all Material Agreements with respect to such Controlled Business. The execution, delivery and performance by each Controlled Business of each Material Agreement to which it is a party are or were within its corporate, limited liability company or other applicable Business Entity powers, have been duly authorized by all necessary corporate, limited liability company or other applicable Business Entity action, and do not contravene (i) its Organizational Documents, (ii) any Applicable Law, except to the extent that such contravention would not have a Material Adverse Effect or (iii) any material contractual restriction binding on or affecting it.

                  (d) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by each Controlled Business of each Material Agreement to which it is a party, except filings necessary to comply with Applicable Laws in the ordinary course to enable the Sponsor Subsidiaries to comply with the ongoing obligations set forth in Sections 5.08 and 5.09 and under such Material Agreements and to perfect security interests.

                  (e) Enforceability. Each Material Agreement to which each Controlled Business is a party constitutes the legal, valid and binding obligation of such Controlled Business, enforceable against such Controlled Business in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity.

                  (f) Compliance with Laws, Etc. Each Controlled Business is in compliance with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to so comply, individually or in the aggregate, would not in the reasonable judgment of such Sponsor Subsidiary be expected to result in a Material Adverse Effect.

                  (g) Litigation. There is no action, suit or proceeding pending, or to the knowledge of such Sponsor Subsidiary threatened, against or involving any Controlled Business in any court, or before any arbitrator of any kind, or before or by any

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

         governmental body, which, in the reasonable judgment of such Sponsor Subsidiary (taking into account the exhaustion of all appeals), would have a Material Adverse Effect, or which purports to affect the legality, validity, binding effect or enforceability of any Material Agreement.

                  (h) Taxes. Each Controlled Business has duly filed all tax returns required to be filed, and has duly paid and discharged all taxes, assessments and governmental charges upon it or against its properties due and payable on the Closing Date, each Additional Advance Date or the Acquisition/Accession Date with respect to such Controlled Business (as applicable), the failure to pay which would have a Material Adverse Effect, unless and to the extent only that the same are being contested by any such Person in good faith and by appropriate proceedings.

                  (i) Title to Property. Each Controlled Business has good title to its properties and assets, free and clear of all mortgages, liens and encumbrances, except for mortgages, liens and encumbrances (including covenants, restrictions, rights, easements and minor irregularities in title) which do not materially interfere with the business or operations of such Controlled Business as presently conducted or which are permitted by Section 5.09(a) and except that no representation or warranty is made with respect to Margin Stock.

                  (j) Investment Company; Holding Company. (i) No Controlled Business is an "investment company" within the meaning of the Investment Company Act of 1940.

                           (ii) No Controlled Business is a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935.

                  Section 4.03. Representations and Warranties with Respect to E&P Assets. Noric Holdings represents and warrants on the date of delivery of each Reserve Report pursuant to Section 2.09(b), Section 2.09(d) and Section 2.09(e) that (provided that the representations and warranties to be made under clauses (b) and (c) below shall only be made with respect to each Reserve Report prepared by Noric Holdings):

                  (a) the information (excluding any projections or estimates) contained in such Reserve Report and any other information delivered therewith is true and correct in all material respects as of the date of the Reserve Report;

                  (b) any projections set forth in such Reserve Report and the estimates of the Proved Reserves attributable to the E&P Participation Properties and the Subject Interests, respectively, set forth therein were made in good faith and arrived at after due and careful consideration and are believed by the Sponsor Subsidiaries to have been fair and reasonable as of the date of such Reserve Report and no Sponsor Subsidiary is aware of anything which has occurred since the date of such Reserve Report which would render the foregoing statements in this clause inaccurate or misleading in any material respect;

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

                  (c) all of the assumptions upon which such projections and such estimates were predicated are outlined in such Reserve Report and are believed by the Sponsor Subsidiaries to have been fair and reasonable as of the date of such Reserve Report and the Sponsor Subsidiaries are not aware of anything which has occurred since the date of such Reserve Report which would render the foregoing statements in this clause inaccurate or misleading in any material respect;

                  (d)      after giving effect to all Liens permitted under
         Section 4.2.3 of the applicable E&P Participation Agreement and all lessor's royalties, overriding royalties, production payments, net profit interests and other similar burdens on, or payable from, production, the Sponsor Subsidiaries, Noric and/or Noric LP (as the case may be) own the net interests in production attributable to each E&P Participation Property the subject of such E&P Participation Agreement reflected in such Reserve Report, except for Dispositions permitted by this Agreement.

                  (e) the ownership by the Sponsor Subsidiaries, Noric and/or Noric LP (as the case may be) of the Conveyed Interests (as defined in any E&P Participation Agreement) relating to an E&P Participation Property shall not obligate any such Person to bear costs and expenses relating to the maintenance, development and operations of such E&P Participation Property in an amount in excess of the working interest of such E&P Participation Property set forth in such Reserve Report;

                  (f) except as set forth in any certificate delivered pursuant to Section 5.4(b)(vi) of the El Paso Agreement, on a net basis there are no material gas imbalances, take or pay prepayments, or other prepayments, in each case with respect to any E&P Participation Property evaluated in such Reserve Report which would require any Sponsor Subsidiary, Noric or Noric LP (as the case may be) to deliver hydrocarbons produced from such E&P Participation Property at some future time without then or thereafter receiving payment therefor;

                  (g) after giving effect to all Permitted Encumbrances (as defined in each Production Payment Conveyance) and all lessor's royalties, overriding royalties, production payments, net profit interests and other similar burdens on, or payable from production (other than the relevant Production Payment), each Counterparty to such Production Payment Conveyance owns the net interests in the production attributable to each Subject Interest (and the wells attributable thereto) reflected in such Reserve Report and Lipizzan owns each Production Payment reflected in such Reserve Report, except for Dispositions permitted by this Agreement.

                  (h) the ownership by each Counterparty to any Production Payment Agreement of the Subject Interests related thereto shall not obligate such Counterparty to such Production Payment Agreement to bear costs and expenses relating to the maintenance, development and operations of such Subject Interests (and the wells attributable thereto) in an amount in excess of the working interest of such Subject Interests or wells set forth in such Reserve Report; and

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

                  (i) except as set forth in any certificate delivered pursuant to Section 5.4(b)(vi) of the El Paso Agreement, on a net basis there are no material gas imbalances, take or pay prepayments, or other prepayments, in each case with respect to any Subject Interest or any Production Payment evaluated in such Reserve Report which would require any Counterparty to any Production Payment Agreement or Lipizzan (as the case may be) to deliver hydrocarbons produced from or attributable to such Subject Interests or such Production Payment at some future time without then or thereafter receiving payment therefor.

                  Section 4.04. Timing of Representations and Warranties with respect to Operative Documents(a). (a) On the date of execution of each E&P Participation Agreement or Novation Agreement, the Sponsor Subsidiary party thereto and, in the case of each Novation Agreement, Noric Holdings I on behalf of Noric or Noric LP, as the case may be, shall be deemed to repeat the representations set forth in Section 4.01 (other than the representations and warranties in Section 4.01(i), Section 4.01(k), Section 4.01(m), Section 4.01(r) or Section 4.01(t)); provided that, any reference therein to an Operative Document shall be construed as a reference to such E&P Participation Agreement or Novation Agreement, as the case may be.

                  (b) On the date of execution of each Production Payment Agreement Noric Holdings IV, on its behalf and on behalf of Lipizzan, as the case may be, shall be deemed to repeat the representations set forth in Section
4.01 (other than the representations and warranties in Section 4.01(i), Section 4.01(k), Section 4.01(m), Section 4.01(r) or Section 4.01(t)); provided that, any reference therein to an Operative Document shall be construed as a reference to such Production Payment Agreement.

                                   ARTICLE V

                        COVENANTS OF SPONSOR SUBSIDIARIES

                  Section 5.01. Affirmative Covenants with Respect to Sponsor Subsidiaries. Until the Debt Collection Date, each Sponsor Subsidiary will at all times, unless otherwise consented to in writing by Mustang:

                  (a) Compliance with Laws, Etc. Comply with, and cause its properties to be maintained and used in accordance with, all Applicable Laws applicable to it or its properties, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  (b) Payment of Taxes, Etc. Pay and discharge before the same shall become delinquent (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and
         (ii) all lawful claims, which, in each case, if unpaid, might by law become a Lien upon its property; provided that such Sponsor Subsidiary shall not be required to pay or discharge any such tax, assessment, governmental charge, levy or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained in accordance with GAAP, unless and until any

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

         Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

                  (c) Preservation of Existence, Etc. Preserve and maintain its existence as a limited liability company and its rights (charter and statutory) and authority, except that Noric Holdings I (i) may convert into a corporation under state law with the consent of Mustang and the Mustang Collateral Agent, which consent shall not be unreasonably withheld, and shall be conditioned on the execution of documents reasonably requested by the Mustang Collateral Agent or (ii) may elect to be taxed as a corporation.

                  (d) Inspection Rights. Upon reasonable notice, at any reasonable time during normal business hours and not more often than is reasonable under the circumstances, permit Mustang, the Sponsor Subsidiary Collateral Agent, the Mustang Collateral Agent or any agents or representatives thereof to examine the records and books of account of such Sponsor Subsidiary and to discuss the affairs, finances and accounts of such Sponsor Subsidiary with any officer of such Sponsor Subsidiary and to disclose to Mustang, the Mustang Collateral Agent and the Sponsor Subsidiary Collateral Agent or any agents or representatives thereof any and all financial statements and other information of any kind relating to such Sponsor Subsidiary and, after prior notice to Noric Holdings, to discuss the affairs, finances and accounts of such Sponsor Subsidiary with its independent certified public accountants and permit such accountants to disclose to Mustang, the Sponsor Subsidiary Collateral Agent or the Mustang Collateral Agent any and all financial statements and other information of any kind that they may have with respect to such Sponsor Subsidiary. The Sponsor Subsidiaries jointly and severally shall assume or pay all reasonable costs and expenses associated with any such examination, discussion or copying; provided that, except (i) during the existence of -------- an Event of Default, Incipient Event, Notice Event, Termination Event or Liquidating Event or (ii) where Mustang acting in good faith reasonably believes there to be a reasonable expectation that an Event of Default, Incipient Event, Notice Event, Termination Event or Liquidating Event has occurred and is continuing, the Sponsor Subsidiaries shall only be liable for the costs and expenses of one such examination or discussion per Fiscal Year.

                  (e) Keeping of Books. Keep complete, proper and separate books of record and account, including a record of all costs and expenses incurred, all charges made, all credits made and received, and all income derived in connection with the operation of the business of such Sponsor Subsidiary, all in accordance with GAAP, in each case to the extent necessary to enable such Sponsor Subsidiary to comply with the periodic reporting requirements of this Agreement.

                  (f)      Performance of Documents. Subject to Section 5.02(f),
         (i) perform and observe in all material respects all of the terms and provisions of, and obligations under, each Operative Document and each Assigned Agreement to be performed or observed by it (including, in respect of Noric Holdings I, causing Noric to take the Noric Required Actions, in respect of Noric Holdings IV taking all Noric Holdings IV Required Actions and, in respect of each Sponsor Subsidiary, taking the Sponsor Subsidiary Required Actions), (ii) maintain, to the extent it has the capacity to do so, each such Operative Document to which such Sponsor Subsidiary is a party and each Assigned Agreement to

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

         which it is a party in full force and effect, (iii) promptly enforce in all material respects its rights under each such Operative Document and Assigned Agreement in accordance with its terms (subject to the terms of Article VI hereof), (iv) take all such action to such end (not in violation of its Organizational Documents) as may be from time to time reasonably requested by Mustang, the Mustang Collateral Agent or the Sponsor Subsidiary Collateral Agent, and (v) upon request of Mustang, make to each other party to each Operative Document to which such Sponsor Subsidiary is a party or a beneficiary such demands and requests for information and reports or for action as such Sponsor Subsidiary is entitled to make under such Operative Document.

                  (g) Maintenance of Licenses and Permits. Maintain all licenses and permits necessary to own its properties and to conduct its activities in accordance with all Applicable Laws applicable to it or its properties, except for such failures as could not reasonably be expected to result in a Material Adverse Effect.

                  (h) Search Reports. Promptly following the Closing Date and each Acquisition/Accession Date, deliver to Mustang, in form and substance reasonably satisfactory to Mustang, certified copies of reflective searches, or equivalent reports, listing all effective financing statements filed in the jurisdictions referred to in Section 3.01(b)(ii) that name such Sponsor Subsidiary as debtor, together with copies of such other financing statements.

                  (i) Maintenance of Insurance. Maintain, or cause to be maintained, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by entities engaged in similar businesses owning similar properties in the same general areas in which such Sponsor Subsidiary operates.

                  (j) Further Assurance. (i) Promptly upon request by Mustang, correct any material defect or error that may be discovered in any Operative Document to which it is a party or in the execution, acknowledgment, filing or recording thereof.

                           (ii) Promptly upon request by Mustang, the Sponsor Subsidiary Collateral Agent or the Mustang Collateral Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as Mustang, the Sponsor Subsidiary Collateral Agent or the Mustang Collateral Agent may reasonably require from time to time in order to (A) carry out more effectively the purposes of the Sponsor Subsidiary Credit Documents, (B) to the fullest extent permitted by Applicable Law, subject such Sponsor Subsidiary's properties, assets, rights or interests to the Liens now or hereafter intended to be covered by such Sponsor Subsidiary Credit Documents, (C) perfect and maintain the validity, effectiveness and priority (subject to Permitted Liens) of the Sponsor Subsidiary Credit Documents and any of the Liens intended to be created thereunder, and (D) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto Mustang the rights

Sponsor Subsidiary Credit Agreement
                  granted or now or hereafter purported to be granted to Mustang under any Sponsor Subsidiary Credit Document or under any other instrument executed in connection with any Sponsor Subsidiary Credit Document to which such Sponsor Subsidiary is or is to be a party.

                  (k) Controlled Businesses. Exercise (and use all reasonable efforts to cause each of its Affiliates to exercise) all of the rights and remedies of such Sponsor Subsidiary and each of its Affiliates under each document, instrument or agreement evidencing or relating to such Sponsor Subsidiary's interest in any Controlled
         Business:

                           (i) to comply in all material respects with all Applicable Laws (including all Environmental Laws and Environmental Permits) binding on each Controlled Business, except to the extent that non-compliance would not reasonably be expected to have a Material Adverse Effect;

                           (ii)     to comply in all respects with all
                  contractual obligations binding on each Controlled Business, except to the extent non-compliance would not reasonably be expected to have a Material Adverse Effect; and

                           (iii) to operate and maintain each Controlled Business in accordance with prudent industry practice.

                  (l) Purpose. Apply the proceeds of the Advances solely for the purpose of making A-Loans.

                  (m) Maintenance of Title to Assets. Maintain legal and beneficial title to each of its assets, including each Transaction Asset, except to the extent permitted by Section 5.02(d) below.

                  (n)      [Intentionally omitted].

                  (o)      [Intentionally omitted].

                  (p) Equity Interests. (i) In the case of Noric Holdings I only (subject to the provisions of the Noric Company Agreement and the other Operative Documents), (A) take all action necessary to maintain its Noric Class A Membership Interest and its Noric Class B Membership Interest in full force and effect and (B) cause Noric to (1) take all action necessary to maintain its Palomino Membership Interest and its Paso Fino Membership Interest and (2) to cause each of Palomino and Paso Fino to take all actions necessary to maintain its Noric LP General Partnership Interest and its Noric LP Limited Partnership Interest, respectively, in full force and effect.

                           (ii) In the case of Noric Holdings IV only, (A) take all action necessary to maintain its Lusitano Membership Interest and its Lipizzan Limited Partnership Interest in full force and effect and (B) cause Lusitano to take all actions necessary to maintain its Lipizzan General Partnership Interest in full force and effect.

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

                  (q) Eligible Investments. Maintain each Transaction Asset and each Intermediate Holder (if any) and Underlying Business with respect to each Energy Investment (except any Publicly Traded Investment and any Intermediate Holder or Underlying Business with respect thereto) as an Eligible Investment.

                  (r) Monthly Reports. Beginning with the month of April, 2003, within five Business Days after the end of each month, a monthly cash reserve report substantially in the form attached hereto as
         Exhibit 5.01(r) will be delivered by the Sponsor Subsidiary Collateral Agent to Mustang, the Mustang Collateral Agent and El Paso.

                  Section 5.02. Negative Covenants with Respect to Sponsor Subsidiaries. Until the Debt Collection Date, each Sponsor Subsidiary will not at any time without the written consent of Mustang:

                  (a) Liens, Etc. Create, incur, assume or suffer to exist any Lien on or with respect to any of its properties or assets of any character (including the Collateral) whether now owned or hereafter acquired, or assign any accounts or other right to receive income; excluding, however, from the operation of the foregoing restrictions any Permitted Lien.

                  (b) Indebtedness. Create, incur, assume or suffer to exist any Indebtedness other than Indebtedness created, incurred or assumed:

                           (i) of the type described in clause (i) of the definition of "Indebtedness" constituting Sponsor Subsidiary Expenses incurred in the ordinary course of business;

                           (ii)     under any Hedge Agreement permitted by
                  Section 5.02(o);

                           (iii) under any Operative Document to which such Sponsor Subsidiary is a party;

                           (iv) constituting Sponsor Subsidiary Subordinated Debt; provided that the principal amount of such Sponsor Subsidiary Subordinated Debt shall not exceed $230,000,000, nor shall any Sponsor Subsidiary be permitted to prepay or repay any principal thereof; and provided further, that the per annum interest rate on the Sponsor Subsidiary Subordinated Debt shall equal the Funding Rate; the Sponsor Subsidiary Subordinated Debt shall at all times be evidenced by a Sponsor Subsidiary Subordinated Note in the form attached hereto as Exhibit F; and the Sponsor Subsidiary Subordinated Debt shall be subject to provisions contained in Exhibit G attached hereto, which shall provide (inter alia) that the holder of the Sponsor Subsidiary Subordinated Debt shall agree that, except as set forth in Exhibit G, it may not (A) cancel or otherwise fully discharge any of the Sponsor Subsidiary Subordinated Debt, (B) convert or exchange any of the Sponsor Subsidiary Subordinated Debt into or for any other debt or equity interest or equity rights, or subordinate any of the Sponsor Subsidiary Subordinated Debt to any Debt of any Sponsor Subsidiary other than the Advances without the prior written consent of the Sponsor Subsidiary Collateral Agent (acting at the direction

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                                       49
                  of Mustang), (C) permit the terms of any of the Subordinated Debt to be changed or (D) at any time accept any prepayment of the principal thereof or forgive the Sponsor Subsidiary Subordinated Debt; or

                           (v) intercompany Investments resulting from deposits of funds into the Noric Holdings I Cash Reserve among Noric Holdings I, Noric, Palomino, Paso Fino and Noric LP and into the Noric Holdings IV Cash Reserve among Noric Holdings IV, Lusitano and Lipizzan.

                  (c) Mergers, Etc. Enter into any transaction of consolidation or merger with or into any other Person, except (A) if immediately prior to or contemporaneous with such consolidation or merger all Advances are repaid in full together with all accrued interest, all amounts required to be paid pursuant to Section 2.06(c), all Indemnified Amounts and other amounts payable under the Sponsor Subsidiary Credit Documents, (B) any consolidation or merger of one Sponsor Subsidiary with or into another Sponsor Subsidiary, (C) if such Sponsor Subsidiary does not have (directly or indirectly) any Transaction Assets, any interest in any A-Loans, or any other material assets or rights of the kind described in Section 1 of the Sponsor Subsidiary Security Agreement, such Sponsor Subsidiary may consolidate with or merge into any other Subsidiary of El Paso (other than another Sponsor Subsidiary), or (D) any merger by Noric, Palomino, Paso Fino or Noric LP into Noric Holdings I (with Noric Holdings I as the surviving entity) in accordance with the terms of the Noric Company Agreement.

                  (d) Acquisitions, Sales, Etc., of Assets. (i) Enter into any partnership, joint venture or sale and leaseback transaction, (ii) purchase or otherwise acquire (in one or a series of related transactions) any portion of the property or assets of any Person or
         (iii) Dispose of, or grant any option with respect to, directly or indirectly (or agree to any of the foregoing at any future time), all or any portion of its property or assets (including any of the Collateral), except that:

                           (A) Permitted Investments may be acquired and Disposed of in the ordinary course of business and subject to and in accordance with the terms of Section 7.03;

                           (B) Energy Investments may be (x) Disposed of in whole but not in part or (y) acquired; provided that:

                                    (1)      In each case, no Liquidating Event,
                           Termination Event, Notice Event, Event of Default or Incipient Event has occurred and is continuing or would result from such acquisition or Disposition and the Sponsor Subsidiaries, Lipizzan, Noric and Noric LP shall be in compliance with Section 5.04 on a pro forma basis as of the last date of the calculation of the covenants in Section 5.04 (in the case of a Disposition, after giving effect to any payment, including any deemed payment, of Cash Collateral Amounts to the Sponsor Subsidiary Cash Reserve);

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                                       50

                                    (2)      On the effective date of a
                           Disposition, the Sponsor Subsidiaries prepay the Advances in accordance with Section 2.05(b)(ii); and

                                    (3)      Any acquisition of an Energy
                           Investment shall be effected in accordance with the Acquisition/Accession Procedures Schedule;

                           (C) E&P Assets constituting E&P Participation Properties may be acquired or Disposed of from time to time, in each case subject to Section 2.09(e); provided that:

                                    (1)      In each case, no Liquidating Event,
                           Termination Event, Notice Event, Event of Default or Incipient Event has occurred and is continuing or would result from such acquisition or Disposition;

                                    (2)      Any acquisition of an E&P Asset
                           constituting E&P Participation Properties shall be effected in accordance with the Acquisition/Accession Procedures Schedule;

                                    (3)      Starting from the Third Restatement
                           Date, Relevant Assets may be Disposed of if the aggregate Disposition Value of such Relevant Assets to be Disposed of (together with the Disposition Value of all Relevant Assets Disposed of by any Sponsor Subsidiary, Noric LP and Lipizzan during the current E&P Borrowing Base Period) does not exceed the Adjusted Redetermination Threshold for such E&P Borrowing Base Period; and

                                    (4)      Starting from the Third Restatement
                           Date, Relevant Assets may be Disposed of if the aggregate Disposition Value of such Relevant Assets to be Disposed of (together with the Disposition Value of all Relevant Assets Disposed of by any Sponsor Subsidiary, Noric LP and Lipizzan during the current E&P Borrowing Base Period) exceeds the Adjusted Redetermination Threshold for such E&P Borrowing Base Period; provided that the Net Cash Proceeds from any such Disposition in excess of such Adjusted Redetermination Threshold shall be deposited by the Sponsor Subsidiary in the Sponsor Subsidiary Cash Reserve and shall be applied pursuant to Section 7.04(i)(A) or (B);

                  provided that for so long as an El Paso RA Event has occurred and is continuing at the time of any such Disposition described in clauses (3) and (4) above, such Sponsor Subsidiary shall apply the Net Cash Proceeds from any such Disposition to prepay the Advances in accordance with Section 2.05(b)(viii)(A);

                           (D) Noric Holdings IV may from time to time (i) acquire E&P Assets constituting Production Payment Interests solely for the purpose of transferring such Production Payment Interests to Lipizzan (which transfer shall not be a Disposition for purposes of Section 5.02(d)(C)) or (ii) Dispose of E&P Assets

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                                       51
                  constituting Production Payment Interests solely in connection with a Disposition by Lipizzan of such Production Payment Interests; and

                           (E) Equity Interests in the CIG Excluded Subsidiary, or any Intermediate Holder or Underlying Business, may be acquired and Disposed of in connection with a Distribution under Section 5.02(j)(iii).

                  (e) Investments, Acquisitions of Transaction Assets, Etc. Make or hold any Investment except:

                           (i) in the case of Noric Holdings and Noric Holdings I, for its acquisition and holding of a Clydesdale Class A Limited Partnership Interest;

                           (ii) in the case of Noric Holdings I, for its acquisition and holding of the Noric Class A Membership Interest and the Noric Class B Membership Interest, and additional equity contributions in Noric in accordance with
                  Section 5.2 and Section 5.3 of the Noric Company Agreement;

                           (iii) subject to Section 5.02(d) above, any Investment in Permitted Assets of such Sponsor Subsidiary;

                           (iv)     the making and holding of Permitted
                  Investments in accordance with the terms of Section 7.03; provided that such Sponsor Subsidiary may only maintain any defaulted Cash Equivalent for a reasonable period after the occurrence of such default to Dispose of such Cash Equivalent in an orderly fashion or to diligently pursue collection or enforcement thereof;

                           (v) the making of any capital contribution in respect of an Energy Investment with the proceeds of equity capital contributions by the equity holders of such Sponsor Subsidiary;

                           (vi) the payment, including any deemed payment, of any Cash Collateral Amounts to the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and/or the Noric Holdings IV Cash Reserve;

                           (vii) in the case of Noric Holdings IV, for its acquisition and holding of the Lusitano Membership Interest and the Lipizzan Limited Partnership Interest, and additional equity contributions in Lipizzan in accordance with Sections
                  4.2 and 4.3 of the Lusitano Company Agreement and Sections 5.2 and 5.3 of the Lipizzan Partnership Agreement;

                           (viii) any other Investments resulting solely from the Transfers of Interests; and

                           (ix)     Investments Permitted under Section
                  5.02(b)(v).

                  (f) Amendment, Etc., of Operative Documents. (i) Cancel or terminate any Operative Document to which it is a party;

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

                           (ii) consent to or accept any cancellation or termination of any Operative Document to which it is a party;

                           (iii) forgive any obligation under, or amend, modify or change in any manner any term or condition of any Operative Document to which it is a party;

                           (iv) give any consent, waiver or approval under any Operative Document to which it is a party;

                           (v) waive any default under or any breach of any term or condition of any Operative Document to which it is a party;

                           (vi) agree in any manner to any other amendment, modification or change of any term or condition of any Operative Document to which it is a party; or

                           (vii) in the case of Noric Holdings IV, deliver to El Paso Production Oil & Gas USA and /or El Paso Oil & Gas Resources, the notice described in the Engage Letter,

         provided that this Section 5.02(f) shall not prohibit any Disposition of an E&P Asset permitted under Section 5.02(d), any amendment permitted under Section 5.10(b) or any action expressly contemplated in the Transfers of Interests.

                  (g) Negative Pledge. Enter into or suffer to exist any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets other than (i) any such agreement in favor of the Sponsor Subsidiary Collateral Agent, the Mustang Collateral Agent and Mustang or (ii) as provided in the other Operative Documents.

                  (h) Subsidiaries. Establish, create or acquire any direct Subsidiary (other than with respect to Distributions permitted under Section 5.02(j)(iii)) that holds all or any part, directly or indirectly, of any Transaction Asset unless 100% of the Equity Interests of such Subsidiary (or at least 65% if such Subsidiary is not organized under the laws of the United States or any state thereof) is pledged to the Sponsor Subsidiary Collateral Agent pursuant to the Sponsor Subsidiary Security Agreement and such Sponsor Subsidiary has taken all actions reasonably requested thereunder in respect of further assurances in connection with such pledge.

                  (i) Nature of Activities. Engage in any activity other than as set forth in Section 2.6 of the Sponsor Subsidiary Company Agreement of such Sponsor Subsidiary or possess Sponsor Subsidiary Property or assign rights to Sponsor Subsidiary Property for other than a purpose described in Section 2.6 of such Sponsor Subsidiary Company Agreement, other than any assignment by way of security pursuant to the Sponsor Subsidiary Credit Documents.

                  (j) Distributions. Declare or pay any Distributions; provided that:

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

                           (i) a Sponsor Subsidiary may make Distributions constituting or in respect of Excluded Payments;

                           (ii) if no Incipient Event or Event of Default, Notice Event, Termination Event or Liquidating Event shall have occurred and be continuing or shall result therefrom, the Sponsor Subsidiaries may Distribute (w) on each Payment Date cash from the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and the Noric Holdings IV Cash Reserve in an amount equal to the amount permitted to be so Distributed pursuant to Section 7.04(a)(7), (x) on each Cash Collateral Amount Distribution Date, cash from the Total Cash Collateral Amount in the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and the Noric Holdings IV Cash Reserve in an aggregate amount equal to the aggregate amount permitted to be so Distributed pursuant to Section 7.04(g), and (y) from time to time, cash from the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and the Noric Holdings IV Cash Reserve in an aggregate amount equal to the aggregate amount permitted to be so Distributed pursuant to Sections 7.04(f), (h), (i) and (k), as applicable; and

                           (iii) a Sponsor Subsidiary may make Distributions constituting Equity Interests in the CIG Excluded Subsidiary, Intermediate Holder or Underlying Business to the extent a Disposition of such Equity Interests is permitted under
                  Section 5.09(d)(C) or (G).

                  (k) Sponsor Subsidiary Member Transactions. Purchase, redeem, retire, defease or otherwise acquire any part of the interest of any Sponsor Subsidiary Member in any Sponsor Subsidiary.

                  (l) Reimbursement. Reimburse any holder of an Equity Interest in any Sponsor Subsidiary for any liability, loss, cost or expense other than as expressly provided for in or contemplated by the Operative Documents.

                  (m)      Employees. Have any employees.

                  (n) Affiliate Transactions. Enter into any transaction or series of related transactions (including making any loan or advance or giving any credit) with any of its Affiliates, including El Paso or any of its Affiliates, other than:

                           (i) any Hedge Agreement permitted under Section 5.02(o);

                           (ii) the transactions contemplated by the Operative Documents to which it is a party; and

                           (iii) any transaction or series of transactions expressly required or permitted, or on terms expressly required or permitted, under the Operative Documents to which it is a party and, if applicable, upon the terms required for such transaction or series of transactions under the relevant Operative Document.

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

                  (o) Hedge Agreements. Enter into any Hedge Agreement without the prior written consent of Mustang, except Hedge Agreements with Approved Hedge Counterparties designed to hedge against fluctuations in oil and gas prices incurred in the ordinary course of business and consistent with prudent business practice so long as the aggregate volume of oil and/or gas (as applicable) hedged under each such Hedge Agreement does not materially exceed the projected actual production of oil and/or gas (as applicable) from Proved Reserves of all of the E&P Participation Properties for such period based on the most recent Reserve Report;

                  (p) El Paso Demand Loans. Make any Investment in El Paso or any Affiliate of El Paso to be evidenced by, or acquire by purchase or contribution, any El Paso Demand Loan except to the extent permitted by Section 7.03 and unless at the time of such making or acquisition
         (i) the borrowing evidenced by the El Paso Demand Loan has been duly authorized by all required corporate action, such action has been duly certified by the secretary or an assistant secretary of El Paso or such Affiliate, and such certification has been delivered to it, together with certificates as to incumbency and due authorization of the officers of El Paso or such Affiliate authorized to execute and deliver such El Paso Demand Loan (which certified action may be one so taken and certification may be one so delivered before that Investment or acquisition if the certified action remains in effect at the time of, and is applicable to, that acquisition) and (ii) such El Paso Demand Loan is the legal, valid and binding obligation of El Paso or the Affiliate of El Paso (as applicable) enforceable against El Paso or such Affiliate of El Paso in accordance with its terms. The making or acquisition of any Demand Loan shall constitute a representation by the Sponsor Subsidiaries that this Section 5.02(p) has been satisfied and that the matters referred to in subclauses (i) and (ii) above are true and correct as of the date of such making or acquisition.

                  Section 5.03. Refinancing of the Controlled Business Debt. Each Sponsor Subsidiary shall, unless otherwise consented to in writing by
Mustang:

                  (a) Cause each Controlled Business owned by such Sponsor Subsidiary that has Controlled Business Debt to use its commercially reasonable efforts to refinance all such Controlled Business Debt on or prior to the occurrence of any CBD Maturity Event with respect to such Controlled Business Debt on arm's length terms and conditions reasonably acceptable to Mustang; provided that no Sponsor Subsidiary shall be in breach of this Section 5.03(a) if El Paso contributes to the capital of such Controlled Business indirectly through such Sponsor Subsidiary on or prior to any CBD Maturity Event with respect to the Controlled Business Debt of such Controlled Business sufficient cash to pay any such Controlled Business Debt on or prior to the occurrence of any CBD Maturity Event with respect to such Controlled Business Debt and such Controlled Business pays such Controlled Business Debt in full on or prior to any such CBD Maturity Event.

                  (b) Deliver to Mustang prior to the Acquisition/Accession Date on which any Sponsor Subsidiary that owns any Controlled Business that has Controlled Business Debt accedes to the Sponsor Subsidiary Credit Documents an undertaking by El Paso in favor of Mustang (in the form of Exhibit 5.03(b) hereto and otherwise in form and substance

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

         reasonably acceptable to Mustang) to contribute to the capital of such Controlled Business indirectly through such Sponsor Subsidiary sufficient cash to pay any Controlled Business Debt of such Controlled Business on or prior to the occurrence of any CBD Maturity Event with respect to such Controlled Business Debt, together with customary legal opinions with respect thereto and in form and substance reasonably satisfactory to Mustang. The execution and delivery of such undertaking of El Paso to Mustang and the delivery of such opinions are conditions precedent to the accession of any such Sponsor Subsidiary to the Sponsor Subsidiary Credit Documents.

                  Section 5.04. Financial Covenants. Until the Debt Collection Date, the Sponsor Subsidiaries shall:

                  (a) Energy Investments - Fixed Charge Coverage. Maintain, at all times that the Energy Investment Exposure exceeds $0, as of the date of each Compliance Certificate with respect to each Fiscal Quarter (beginning with respect to the Fiscal Quarter ending on September 30, 2001) and Fiscal Year pursuant to Section 5.4 of the El Paso Agreement (each such date a "COVERAGE TEST DATE") a ratio of:

                           (i)      the sum of (A) for all Controlled
                  Businesses, the aggregate EBITDA (excluding EBITDA attributable to the CIG Excluded Subsidiary) for the most recently completed four Fiscal Quarters for the Underlying Businesses of all Controlled Businesses owned by the Sponsor Subsidiaries at the end of such Fiscal Quarter and (B) for all Publicly Traded Investments, the aggregate distributions on the equity securities of all Publicly Traded Investments received by the Sponsor Subsidiaries during the most recently completed four Fiscal Quarters less the aggregate amount of all Maintenance Capital Expenditures payable during the most recently completed four Fiscal Quarters for the Underlying Businesses relating to such Controlled Businesses, other than Maintenance Capital Expenditures that were funded from capital contributions made by El Paso or an Affiliate of El Paso (other than a Sponsor Subsidiary or any Intermediate Holder relating to such Controlled Business), to

                           (ii) the sum of (A) the Energy Investment Notional Amortization (after giving effect to any payment, including any deemed payment, of Cash Collateral Amounts to the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and/or the Noric Holdings IV Cash Reserve) computed as of the Coverage Test Date and (B) interest payable during the most recently completed four Fiscal Quarters on all Controlled Business Debt, Refinanced Controlled Business Debt and CIG Existing Debt outstanding as of the Coverage Test Date, greater than 1.3 to 1.

                  (b) Energy Investments - Loan to Value. Maintain, at all times that the Energy Investment Exposure exceeds $0, as of each Coverage Test Date and the date of each Disposition of an Energy Investment or a Disposition (other than in accordance with

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         Section 5.09(d)(G)) of all or substantially all of the assets of or
         Equity Interests in any Intermediate Holder or Underlying Business (after giving effect to such Disposition and 2.05(b) hereof) a ratio of:

                           (A) the sum of (A) the Energy Investment Exposure on such date (after giving effect to any payment, including any deemed payment, of Cash Collateral Amounts to the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and/or the Noric Holdings IV Cash Reserve on such date) and (B) the Controlled Business Debt, Refinanced Controlled Business Debt and the CIG Existing Debt on such date,

         to

                           (B) the aggregate Carrying Value of all Energy Investments (excluding all Energy Investments, or the Energy Investments relating to the assets or Equity Interests, Disposed of) on such date, of not more than 0.7 to 1.

                  (c) Required Cash Reserve Amounts. (i) Maintain on deposit in the Noric Holdings I Cash Reserve at the end of each Fiscal Quarter an amount (such amount, the "NORIC HOLDINGS I REQUIRED CASH RESERVE BALANCE") equal to the lesser of (x) 20% of the portion of the E&P Borrowing Base attributable to the E&P Participation Properties at such time and (y) the sum of all of the Noric Holdings I Required Cash Reserve Increases for all previously completed Fiscal Quarters, including such Fiscal Quarter.

                           (ii)     Maintain on deposit in the Sponsor
                  Subsidiary Cash Reserve and/or the Noric Holdings IV Cash Reserve at the end of each Fiscal Quarter an aggregate amount at least equal to the sum of (1) Sponsor Subsidiary Required Energy Investment Cash Reserve Balance and (2) an amount (such amount, the "NORIC HOLDINGS IV REQUIRED CASH RESERVE BALANCE") equal to the lesser of (x) 20% of the portion of the E&P Borrowing Base attributable to the Production Payments at such time and (y) the sum of all of the Noric Holdings IV Required Cash Reserve Increases for all previously completed Fiscal Quarters, including such Fiscal Quarter.

                  (d) Calculations. In determining compliance with Section 5.04(a), "EBITDA" and "net income" of any Energy Investment or Underlying Business shall only include the portion thereof equal to the aggregate percentage interest of the Underlying Business owned directly or indirectly by the Sponsor Subsidiaries.

                  (e) E&P Borrowing Base Determinations and Revised Energy Investment Loan Values. In addition to being tested on each Coverage Test Date and each other specific date referred to herein and the Acquisition/Accession Procedures Schedule, the financial covenants in Sections 5.04(a) and (b) shall be tested on each E&P Borrowing Base Effective Date and each Energy Investment Loan Value Voting Date. If any ratio in Section 5.04(a) or (b) shall fail to be met on any such date, the Sponsor Subsidiaries shall be deemed to have failed to comply with the covenant under such Sections.

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                  (f)      Energy Investment Exposure and Energy Investment Loan
         Amount. Cause (by prepaying the Advance or by making a payment, including a deemed payment, of a Cash Collateral Amount), at all times that the Energy Exposure exceeds $0, as of each Coverage Test Date, the Energy Investment Exposure on such date not to exceed the Aggregate Energy Investment Loan Value Amount on such date.

                  Section 5.05. Certain Negative Covenants with respect to Lipizzan and Noric LP. Except as otherwise permitted under the Noric Company Agreement, Noric Holdings I shall cause Noric LP not to, and, except as otherwise permitted under the Lipizzan Partnership Agreement, Noric Holdings IV shall cause Lipizzan not to, at any time without the written consent of Mustang:

                  (a) Acquisitions, Sales, Etc., of Assets. (x) Enter into any partnership, joint venture or sale and leaseback transaction, (y) purchase or otherwise acquire (in one or a series of related transactions) any portion of the property or assets of any Person or
         (z) Dispose of, or grant any option with respect to, directly or indirectly (or agree to any of the foregoing at any future time), all or any portion of its property or assets, except that interests in E&P Assets constituting E&P Participation Properties may be acquired or Disposed of from time to time by Noric LP and interests in Production Payment Interests may be acquired or Disposed of from time to time by Lipizzan in connection with acquisitions or Dispositions by any Counterparty to any Production Payment Agreement of Subject Interests burdened by a Production Payment, in each case subject to Section 2.09(e); provided that:

                           (A)      In each case, no Liquidating Event,
                  Termination Event, Notice Event, Event of Default or Incipient Event has occurred and is continuing or would result from such acquisition or Disposition;

                           (B) Any acquisition of an E&P Asset shall be effected in accordance with the Acquisition/Accession Procedures Schedule;

                           (C) Starting from the Third Restatement Date, Relevant Assets may be Disposed of by Noric LP if the aggregate Disposition Value of such Relevant Assets to be Disposed of (together with the Disposition Value of all Relevant Assets Disposed of by any Sponsor Subsidiary, Noric LP and Lipizzan during the current E&P Borrowing Base Period) does not exceed the Adjusted Redetermination Threshold for such E&P Borrowing Base Period;

                           (D) Starting from the Third Restatement Date, Relevant Assets may be Disposed of by Noric LP if the aggregate Disposition Value of such Relevant Assets to be Disposed of (together with the Disposition Value of all Relevant Assets Disposed of by any Sponsor Subsidiary, Noric LP and Lipizzan during the current E&P Borrowing Base Period) exceeds the Adjusted Redetermination Threshold for such E&P Borrowing Base Period; provided that the Net Cash Proceeds from any such Disposition in excess of such Adjusted Redetermination Threshold shall be deposited by Noric LP and/or Noric Holdings I in the Noric

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                  Holdings I Cash Reserve and shall be applied pursuant to
                  Section 7.04(i)(A) or (B);

         provided that if, at the time of any Disposition described in clauses
         (C) or (D) above, an El Paso RA Event has occurred and is continuing, the Sponsor Subsidiaries shall, and shall cause Noric LP to, apply the Net Cash Proceeds from any such Disposition to prepay the Advances in accordance with Section 2.05(b)(viii)(A);

                           (E) Starting from the Third Restatement Date, Relevant Assets may be Disposed of by Lipizzan if the aggregate Disposition Value of such Relevant Assets to be Disposed of (together with the Disposition Value of all Relevant Assets Disposed of by any Sponsor Subsidiary, Noric LP and Lipizzan during the current E&P Borrowing Base Period) does not exceed the Adjusted Redetermination Threshold for such E&P Borrowing Base Period;

                           (F) Starting from the Third Restatement Date, Relevant Assets may be Disposed of by Lipizzan if the aggregate Disposition Value of such Relevant Assets to be Disposed of (together with the Disposition Value of all Relevant Assets Disposed of by any Sponsor Subsidiary, Noric LP and Lipizzan during the current E&P Borrowing Base Period) exceeds the Adjusted Redetermination Threshold for such E&P Borrowing Base Period; provided that the amount of the Disposition Value of any such Relevant Assets Disposed of by Lipizzan in excess of such Adjusted Redetermination Threshold shall be deposited by Lipizzan and/or Noric Holdings IV in the Noric Holdings IV Cash Reserve and shall be applied pursuant to Section 7.04(i)(A) or (B); and

                           (G) As condition to any Disposition by Lipizzan under clauses (E) and (F) above (including Dispositions under Section 5.10(a)(ii)(C) and Section 5.10(b)(iii)) Lipizzan shall receive from the applicable Counterparty to a Production Payment Agreement the Disposition Value of the Relevant Asset Disposed of; provided that any amount received pursuant to clause (E) above shall be deposited in the Noric Holdings IV Cash Reserve and may be invested in Permitted Investments and any amount received pursuant to clause (F) above shall be applied as described in such clause (F);

         provided that if, at the time of any Disposition described in clauses
         (E) or (F) above, an El Paso RA Event has occurred and is continuing, the Sponsor Subsidiaries shall, and shall cause Lipizzan to, prepay the Advances in accordance with Section 2.05(b)(viii)(A) in an amount equal to the Disposition Value of such Relevant Assets.

                  (b) Permitted Investments. Make or hold any Investment except:

                  (i) subject to Section 5.05(a) above, any Investment in Permitted Assets of Noric LP and Lipizzan, as the case may be; and

                  (ii) in the case of Noric LP, Cash Equivalents and El Paso Demand Loans; provided that an El Paso Demand Loan may be made only if after giving effect to the making of such El Paso Demand Loan the aggregate of the amounts on deposit in the

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         Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve
         and/or the Noric Holdings IV Cash Reserve is greater than or equal to the sum of the Dispositions Reserve Amount and the Sponsor Subsidiary Minimum Monthly Cash Balance for the then-applicable month (subject to Section 7.04(k) below).

                  Section 5.06. A-Loans and Total Cash Collateral Amount. (a) A-Loans. Each Sponsor Subsidiary shall ensure that the aggregate principal amount of all A-Loans outstanding at any time is equal to the sum of (i) the aggregate principal amount of the Advances outstanding at that time and (ii) the aggregate principal amount of the Sponsor Subsidiary Subordinated Debt.

                  (b) Payments of Cash Collateral Amounts. Subject to compliance with clause (a) above and pursuant to clauses (c) and (d) below, the Sponsor Subsidiaries may, on each date specified below, pay or make a deemed payment of a Cash Collateral Amount to the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and/or the Noric Holdings IV Cash Reserve in order to ensure compliance with the covenants in Section 5.04:

                  (i)      each Coverage Test Date;

                  (ii)     each Appraisal Date;

                  (iii) the date of any change in the Energy Investment Loan Value of any Energy Investment;

                  (iv) on the date of Disposition of any Transaction Asset pursuant to Sections 5.02(d) and 5.05(a) or the Disposition of all or substantially all of the assets of, or Equity Interests in, any Intermediate Holder or Underlying Business pursuant to Section 5.09(d)(B);

                  (v)      the date referred to in Section 5.07(f);

                  (vi)     the date of any prepayment pursuant to Section 2.05;

                  (vii)    each E&P Borrowing Base Effective Date; and

                  (viii)   each Acquisition/Accession Date.

                  (c) Cash Collateral Amounts. Subject to Section 5.06(b), each Sponsor Subsidiary Member shall have the right to make a cash capital contribution to the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and/or the Noric Holdings IV Cash Reserve in an amount necessary for all El Paso Parties obligated under Section 5.04 to comply with the financial covenants in Section 5.04 (each such cash capital contribution being a "CASH COLLATERAL AMOUNT").

                  (d) Deemed Cash Collateral Amounts. Notwithstanding anything to the contrary in clause (c) above and subject to Section 5.06(b), each Sponsor Subsidiary Member shall have the right to make a deemed payment of a Cash Collateral Amount to the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and/or the Noric Holdings IV Cash Reserve in an amount specified by El Paso up to an aggregate amount, if any, by which the

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balance of the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash
Reserve and the Noric Holdings IV Cash Reserve exceeds the sum of (i) the Sponsor Subsidiary Required Energy Investment Cash Reserve Balance, (ii) the Noric Holdings I Required Cash Reserve Balance, (iii) the Noric Holdings IV Required Cash Reserve Balance, (iv) the Total Cash Collateral Amount (taking into account all other Cash Collateral Amounts deemed paid under this Section 5.06(d)), (in the case of clauses (i) through (iv) each as in effect immediately prior to such deemed payment), (v) the Dispositions Reserve Amount and (vi) the Sponsor Subsidiary Minimum Monthly Cash Balance; provided that no portion of such excess amount invested in El Paso Demand Loans (after giving effect to any payment thereof on or prior to the date of such deemed payment of Cash Collateral Amounts) shall be used to make such deemed payment of such Cash Collateral Amount.

                  Section 5.07. Appraisals of Energy Investments. (a) An Appraisal of each Energy Investment shall be undertaken by the Appraiser on the occurrence of each Appraisal Event.

                  (b) Each Sponsor Subsidiary shall co-operate with the Appraiser, Mustang and the Agent to ensure that each Appraisal is timely completed in accordance with the provisions of this Section 5.07. Each Sponsor Subsidiary shall promptly following the occurrence of an Appraisal Event, provide the Appraiser with access to all documents, records and other information necessary for the Appraiser to complete the Appraisal in accordance with this Section 5.07.

                  (c) Noric Holdings shall, on the date of each Appraisal Event with respect to a Publicly Traded Investment, deliver a certificate to Mustang, the Sponsor Subsidiary Collateral Agent and the Mustang Collateral Agent certifying the revised Carrying Value of such Publicly Traded Investment. Absent manifest error, the revised Carrying Value of such Publicly Traded Investment shall be deemed to be the value set forth in such certificate.

                  (d) An Appraisal of an Energy Investment (other than an Appraisal pursuant to clause (c) above and Section 5.04(c)(ii)) shall be completed as soon as reasonably practicable after the occurrence of the relevant Appraisal Event, but in any event within 30 days after the date of occurrence of such Appraisal Event (or, if such 30th day is not a Business Day, the next succeeding Business Day) (the date of completion of such Appraisal, the "APPRAISAL DATE").

                  (e) If an Appraisal of an Energy Investment pursuant to clause (d) above is not completed within 30 days after the date of occurrence of the Appraisal Event giving rise to the Appraisal (or if such 30th day is not a Business Day, the next succeeding Business Day), then the value of such Energy Investment shall be deemed to be $0 until the next Appraisal Date for such Energy Investment.

                  (f) Within 5 Business Days after each Appraisal Date, a Responsible Officer of El Paso shall deliver to Mustang a Compliance Certificate, substantially in the form attached hereto as Exhibit 5.07(f), showing the pro forma calculations of the financial covenants in Sections 5.04(a), (b) and (f) in sufficient detail as of the date of such Compliance Certificate, together with copies of any such Appraisals; provided that such pro forma calculations shall use the newly appraised Carrying Values of all Energy Investments and the EBITDA of such Energy

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Investments as of date of the financial statements reflected in the last
Compliance Certificate delivered pursuant to Section 5.4 of the El Paso Agreement. For the purposes of this clause (f), an Appraisal of each Publicly Traded Investment shall be undertaken on the date of such Compliance Certificate to enable calculation of such financial covenants.

                  Section 5.08. Affirmative Covenants with Respect to Controlled Businesses. At all times until the Debt Collection Date, each Sponsor Subsidiary will, unless otherwise consented to in writing by Mustang, with respect to each Controlled Business relating to each Energy Investment owned by such Sponsor Subsidiary (but subject to Part VII of the Transaction Asset Schedule with respect to each such Controlled Business):

                  (a) Compliance with Applicable Laws, Etc. Cause such Controlled Business to comply with, and its properties to be maintained and used in accordance with, all Applicable Laws applicable to it or its properties, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  (b) Payment of Taxes, Etc. Cause such Controlled Business to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims which, if unpaid, might by law become a Lien upon its property; provided that such Controlled Business shall not be required to pay or discharge any such tax, assessment, governmental charge, levy or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained in accordance with GAAP, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

                  (c) Preservation of Existence, Etc. Except as otherwise permitted under Section 5.09(c) below, cause such Controlled Business to preserve and maintain its existence as a corporation, limited liability company or other applicable Business Entity and its rights (charter and statutory) and authority.

                  (d) Inspection Rights. Upon reasonable, and in any event at least three Business Days', prior notice and during normal business hours and not more often than is reasonable under the circumstances, permit Mustang, the Sponsor Subsidiary Collateral Agent or the Mustang Collateral Agent or, in each case, any agents or representatives thereof to examine the records and books of account of such Controlled Business, and to discuss the affairs, finances and accounts of such Controlled Business with any officer of such Sponsor Subsidiary or its managing member and to disclose to such Person any and all financial statements and other information of any kind relating to such Controlled Business and, after prior notice to such Sponsor Subsidiary, to discuss the affairs, finances and accounts of such Sponsor Subsidiary with its independent certified public accountants and permit such accountants to disclose to such Person any and all financial statements and other information of any kind that they may have with respect to such Controlled Business. The Sponsor Subsidiaries jointly and severally shall assume or pay all reasonable costs and expenses associated with any such examination, discussion or copying; provided that, except (i) during the existence of an Event of Default or Incipient Event, Notice Event, Termination Event or Liquidating Event or (ii) where Mustang

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         acting in good faith reasonably believes there to be a reasonable expectation that an Event of Default, Incipient Event, Notice Event, Termination Event or Liquidating Event has occurred and is continuing, the Sponsor Subsidiaries shall only be liable for the costs and expenses of one such examination or discussion per Fiscal Year.

                  (e) Keeping of Books. Cause such Controlled Business to keep complete, proper and separate books of record and account, including a record of all costs and expenses incurred, all charges made, all credits made and received, and all income derived in connection with the operation of the business of such Controlled Business, all in accordance with GAAP, in each case to the extent necessary to enable such Sponsor Subsidiary to comply with the periodic reporting requirements of this Agreement.

                  (f)      Performance of Documents. Cause such Controlled
         Business to:

                           (i) perform and observe in all material respects all of the terms and provisions of each Material Agreement to be performed or observed by it;

                           (ii) maintain, to the extent it has the capacity to do so, each such Material Agreement to which such Controlled Business is a party; provided that such Sponsor Subsidiary may terminate, or permit a Controlled Business to terminate, a Material Agreement if prior to or contemporaneously with such termination a replacement or substitute agreement is entered into, the terms (including the financial terms) of which are not materially less favorable to such Sponsor Subsidiary or Controlled Business, as the case may be, than the terminated Material Agreement, and such Sponsor Subsidiary delivers to Mustang, the Sponsor Subsidiary Collateral Agent and the Mustang Collateral Agent a revised Transaction Asset Schedule reflecting such termination and replacement or substitution;

                           (iii) promptly enforce to the extent it is commercially reasonable to do so in all material respects each such Material Agreement in accordance with its terms (subject to the terms of Article VI hereof);

                           (iv) take all such action to such end (not in violation of its Organizational Documents) as may be from time to time reasonably requested by Mustang or (in the case of any Material Agreement relating to a Controlled Business held by a Sponsor Subsidiary) the Sponsor Subsidiary Collateral Agent or the Mustang Collateral Agent; and

                           (v) upon the request of Mustang, make to each other party to each such Material Agreement such demands and requests for information and reports or for action as such Controlled Business is entitled to make under such Material Agreement.

                  (g) Maintenance of Licenses and Permits. Cause such Controlled Business to maintain all licenses and permits necessary to own its properties and to conduct its activities in accordance with all Applicable Laws applicable to it or its properties, except

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         for such failures as could not reasonably be expected to result in a
         Material Adverse Effect.

                  (h) Maintenance of Insurance. Cause such Controlled Business to maintain or cause to be maintained, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Controlled Business operates.

                  (i) Maintenance of Title to Assets. Cause such Controlled Business to maintain legal and beneficial title to each of its assets, except as otherwise permitted under Section 5.09(d) below.

                  (j) Transactions with Affiliates. Cause such Controlled Business to conduct all transactions otherwise permitted under the Operative Documents with any of its Affiliates, including El Paso and any of its Affiliates:

                           (i) on terms required for any such transaction under the Operative Documents; or

                           (ii) otherwise on terms that are fair and reasonable and that provide for exchanges of fair consideration and reasonably equivalent value between or among the parties thereto.

                  Section 5.09. Negative Covenants with Respect to Each Controlled Business. At any time until the Debt Collection Date, each Sponsor Subsidiary will not, without the written consent of Mustang with respect to each Controlled Business held by such Sponsor Subsidiary (but subject to Part VII of the Transaction Asset Schedule with respect to each such Controlled Business):

                  (a) Liens, Etc. Permit such Controlled Business to create, incur, assume or suffer to exist any Lien on or with respect to any of its properties or assets of any character whether now owned or hereafter acquired, or assign any accounts or other right to receive income, excluding, however, from the operation of the foregoing restrictions:

                           (i) Liens to secure the performance of tenders, bids, leases, trade contracts (not for borrowed money), regulatory or statutory obligations, surety or appeal bonds, tender or performance and return of money bonds, bankers' acceptances, government contracts or other obligations of a like nature incurred in the ordinary course of business;

                           (ii)     Liens to secure any purchase money
                  Indebtedness permitted by Section 5.09(b)(iv) below and covering only the property acquired by such Indebtedness, accessions thereto and the proceeds thereof;

                           (iii) Liens arising out of any conditional sale or other title retention agreement permitted by Section 5.09(b)(v) below and covering only the property subject thereto and the proceeds thereof;

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                           (iv)     Liens to secure any Indebtedness under any
                  capital lease permitted by Section 5.09(b)(vi) below and covering only the property subject thereto and the proceeds thereof;

                           (v) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;

                           (vi) Liens arising by operation of law of landlords and carriers, warehousemen, mechanics, suppliers, sellers, materialmen, or repairmen, or other similar Liens, in each case arising in the ordinary course of business and with respect to amounts not yet delinquent or that are being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made;

                           (vii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security;

                           (viii) easements, rights-of-way, municipal and zoning and building ordinances and similar charges, encumbrances, title defects or other irregularities, governmental restrictions on the use of property or conduct of business, and Liens in favor of governmental authorities and public utilities, that do not materially interfere with the ordinary course of business of such Controlled Business;

                           (ix) leases or subleases granted to other Persons that do not materially interfere with the ordinary course of business of such Controlled Business;

                           (x) any interest or title of a lessor in the property subject to any capital lease or operating lease permitted by Section 5.09(b) below and the proceeds thereof;

                           (xi) any option or other agreement to purchase any asset of such Controlled Business the purchase, sale or other disposition of which is not prohibited by any other provision of the Operative Documents;

                           (xii) Liens arising from the rendering of an interim or final judgment or order against such Controlled Business; provided that the aggregate principal amount of all Liens arising under any judgment or order that is not stayed or dismissed within 60 days of the date thereof does not exceed $50,000,000, and Liens imposed against such Controlled Business in connection with any claim against such Controlled Business so long as the claim is being contested in good faith and does not materially and adversely affect the business and operations of such Controlled Business;

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                           (xiii)   Liens securing reimbursement obligations
                  with respect to letters of credit permitted by Section 5.09(b)(vii) below that encumber documents and other property relating to such letters of credit and the proceeds thereof;

                           (xiv) Liens encumbering customary initial deposits and margin deposits;

                           (xv)     royalties, overriding royalties,
                  reversionary interests and similar burdens with respect to the Oil and Gas Properties of any CIG Controlled Business to the extent such burdens do not reduce such CIG Controlled Business' net interest in production in its Oil and Gas Properties below the interests as at the Third Restatement Date and do not operate to deprive such CIG Controlled Business of any material right in respect of its Oil and Gas Properties;

                           (xvi)    operator's Liens incidental to the
                  maintenance, development or operation of the Oil and Gas Properties of any CIG Controlled Business in each case arising in the ordinary course of business securing amounts not yet delinquent or that are being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; or

                           (xvii) Liens extending, renewing or replacing any of the foregoing Liens; provided that the principal amount of the Indebtedness or other obligation secured by such Lien is not increased or the maturity thereof shortened and such Lien is not extended to cover any additional Indebtedness, obligations or property, other than like obligations and the substitution of like property (or categories of property to the extent the terms of the Lien being extended, renewed or replaced, extended to or covered such categories of property) or the proceeds of the property subject thereto.

                  (b) Indebtedness. Permit such Controlled Business to create, incur, assume or suffer to exist, any Indebtedness other than Indebtedness created, incurred or assumed for or in respect of:

                           (i)      Indebtedness of the type described in clause
                  (i) of the definition thereof constituting accounts payable incurred in the ordinary course of business;

                           (ii) Hedge Agreements designed to hedge against fluctuations in interest rates or foreign exchange rates incurred in the ordinary course of business and consistent with prudent business practice;

                           (iii) obligations as lessee under leases of Non-Principal Property that have been or should be, in accordance with GAAP, recorded as operating leases;

                           (iv) obligations of such Controlled Business for the deferred purchase price of property or services;

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                           (v)      obligations of such Controlled Business
                  created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Controlled Business (whether or not the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

                           (vi) obligations of such Controlled Business in respect of Capitalized Leases;

                           (vii) obligations, contingent or otherwise, of such Controlled Business under acceptance, letter of credit or similar facilities;

                           (viii) obligations of such Controlled Business evidenced by bonds, notes, debentures or other similar instruments, but only to the extent that such obligations relate to any of the obligations referred to in clause (iv),
                  (v) or (vii) above;

                           (ix) obligations of other Persons of the type described in clause (iv), (v), (vi), (vii) or (viii) above guaranteed directly or indirectly in any manner by such Controlled Business;

                           (x) any Indebtedness of such Controlled Business (not otherwise described herein) secured by any Lien permitted under Section 5.09(a) above;

                           (xi) obligations of such Controlled Business as lessee under leases of Principal Property that have been or should be, in accordance with GAAP, recorded as operating leases;

                           (xii) Indebtedness of any Controlled Business relating to an Energy Investment owing to any other Controlled Business relating to the same Energy Investment;

                           (xiii) the Controlled Business Debt and the CIG Existing Debt and any refinancings of the Debt referred to in clause (i) of the definition of Controlled Business Debt pursuant to Section 5.03(a) to the extent that any such refinanced Debt is not subject to a CBD Maturity Condition (any such refinanced Debt, the "REFINANCED CONTROLLED BUSINESS DEBT"); and

                           (xiv) in the case of any CIG Controlled Business, Hedge Agreements with Approved Hedge Counterparties designed to hedge against fluctuations in oil and gas prices incurred in the ordinary course of business and consistent with prudent business practice so long as the aggregate volume of oil and/or gas (as applicable) hedged under each such Hedge Agreement of a CIG Controlled Business does not materially exceed the projected actual production of oil and/or gas (as applicable) from proved reserves of such CIG Controlled Business for such period;

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         provided that the aggregate amount of all Indebtedness of all
         Controlled Businesses relating to Energy Investments owned by the Sponsor Subsidiaries under or in respect of clauses (iv) to (xi) (inclusive) shall not at any time exceed 10% of the Aggregate Energy Investment Loan Value Amount at such time (taking the Indebtedness under clause (xi) above at the net present value of the aggregate amount of (without duplication) all remaining lease payments and liquidated damages on or in respect of all such leases discounted to the time of determination at a discount rate of 8% per annum).

                  (c) Mergers, Etc. Permit such Controlled Business to enter into any transaction of consolidation or merger with or into any other Person, except (i) if the Sponsor Subsidiaries prepay the Advances in accordance with Section 2.05(b)(i), together with all amounts required to be paid pursuant to Section 2.06(c) or (ii) a Controlled Business may consolidate with or merge into another Controlled Business provided that (A) immediately before and after giving effect to such consolidation or merger no Notice Event, Termination Event, Event of Default, Liquidating Event or Incipient Event has occurred and is continuing and (B) the Energy Investment or Energy Investments, as the case may be, relating to such merged or consolidated Controlled Business or Controlled Businesses, as the case may be, are pledged, transferred and assigned to the Sponsor Subsidiary Collateral Agent under the Sponsor Subsidiary Security Agreement and such pledge, transfer and assignment is perfected in accordance with the terms thereof.

                  (d) Acquisitions, Sales, Etc. of Assets. Permit such Controlled Business to (i) enter into any sale and leaseback transaction, (ii) purchase or otherwise acquire (in one or a series of related transactions) any portion of the property or assets of any Person or (iii) Dispose of, or grant any option with respect to, directly or indirectly (or agree to any of the foregoing at any future time), all or any material portion of its property or assets, except:

                           (A)      in the case of any Controlled Business:

                                    (1)      any purchase or other acquisition
                           of any property or assets by such Controlled Business the purchase price of which is individually or, if such property or assets are purchased in a series of related transactions, in the aggregate less than $5,000,000;

                                    (2)      any purchase or other acquisition
                           of property or assets by such Controlled Business which would following such purchase or acquisition become eligible for rate coverage under the regulations promulgated by FERC; or

                                    (3)      any purchase or other acquisition
                           of Oil and Gas Properties that are within reasonable proximity to the geographic location of the Oil and Gas Properties listed on Schedule 5.09(d)(A), and any fixtures and equipment necessary for the production, maintenance and operation of any such existing or acquired Oil and Gas Properties; provided that such purchase or acquisition is funded from capital contributions made by El

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                           Paso or an Affiliate of El Paso (other than a Sponsor
                           Subsidiary or any Intermediate Holder) through the applicable Sponsor Subsidiary.

                           (B) any Disposition of all or substantially all of the assets of, or Equity Interests in, any Intermediate Holder or Underlying Business relating to any Energy Investment (other than a Publicly Traded Investment, Dispositions described in clause (C) below and except as otherwise permitted under clause (G) below); provided that:

                                    (1)      no Liquidating Event, Termination
                           Event, Notice Event, Event of Default or Incipient Event has occurred and is continuing or would result from such Disposition and the Sponsor Subsidiaries shall be in compliance with Section 5.04 on a pro forma basis as of the last date of the calculation of the covenants in Section 5.04 (after giving pro forma effect to any payment, including any deemed payment, of Cash Collateral Amounts to the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and the Noric Holdings IV Cash Reserve on the date of such Disposition and the prepayment of Advances pursuant to clause (2) below); and

                                    (2)      on the effective date of a
                           Disposition, the Sponsor Subsidiaries shall prepay the Advances in accordance with Section 2.05(b)(iii);

                           (C) starting from the Third Restatement Date, any Disposition of property, plant and equipment (as defined under GAAP) of an Underlying Business or Equity Interests in any Intermediate Holder or Underlying Business relating to any Energy Investment (not subject to clause (B) above or otherwise permitted under clause (G) below) if the cumulative aggregate amount of Net Cash Proceeds from such Disposition (together with all such other Dispositions) does not exceed $15,000,000;

                           (D) starting from the Third Restatement Date, any Disposition of property, plant and equipment (as defined under GAAP) of an Underlying Business or Equity Interests in any Intermediate Holder or Underlying Business relating to any Energy Investment (not subject to clause (B) above or otherwise permitted under clause (G) below) if the cumulative aggregate amount of Net Cash Proceeds from such Disposition (together with all such other Dispositions) exceeds $15,000,000; provided that all such Net Cash Proceeds in excess of $15,000,000 shall be deposited by the Underlying Business that made such Disposition into the Proceeds Account of such Underlying Business and shall be applied pursuant to
                  Section 5.11;

                           (E) any sale of current assets (as defined under GAAP), other than as contemplated under clause (F) below, of an Underlying Business in the ordinary course of business of such Underlying Business;

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                           (F)      the limited recourse sale of accounts
                  receivable providing, by their terms, for payment within 30 days from the date of the original invoice, in connection with the factoring or securitization thereof, which sale is non-recourse to the extent customary in factoring or securitization transactions (as applicable); and

                           (G) any Disposition of all or substantially all the assets of, or Equity Interests in, the CIG Excluded Subsidiary; provided that (i) such Disposition shall not be permitted to the extent that the CIG Excluded Subsidiary has acquired assets on or after the Third Restatement Date unless such assets were acquired with funds from (w) cash balances on hand at the CIG Excluded Subsidiary as of the Third Restatement Date, (x) EBITDA generated after the Third Restatement Date by such CIG Excluded Subsidiary or (y) capital contributions made by El Paso or an Affiliate of El Paso (other than a Sponsor Subsidiary or any Intermediate Holder relating to the CIG Excluded Subsidiary) through the applicable Sponsor Subsidiary and (ii) the Net Cash Proceeds from and to the extent of any such permitted Disposition may be deposited, at El Paso's election, in any account of El Paso or any of its Affiliates;

         provided, that if, at the time of any such Disposition described in clauses (C) and (D) above, an El Paso RA Event has occurred and is continuing, such Sponsor Subsidiary shall apply such Net Cash Proceeds to prepay Advances in accordance with Section 2.05(b)(viii)(A).

                  (e) Investments. Permit such Controlled Business to make or hold any Investment other than:

                           (i) demand loans to El Paso or any of its Affiliates ("AFFILIATE LOANS"); provided that an Affiliate Loan may only be made if (a) no Incipient Event or Event of Default, Notice Event, Termination Event or Liquidating Event shall have occurred and be outstanding or shall result therefrom and (b) after giving effect to the making of such Affiliate Loan the aggregate of the amounts on deposit in the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and/or the Noric Holdings IV Cash Reserve is greater than or equal to the sum of the Dispositions Reserve Amount and the Sponsor Subsidiary Minimum Monthly Cash Balance for the then-applicable month and the conditions set forth in
                  Section 7.04(k) are satisfied; provided further that, following the occurrence of an Event of Default and acceleration of the Advances, the Sponsor Subsidiary that owns such Controlled Business shall cause such Controlled Business to demand repayment of such Affiliate Loan forthwith;

                           (ii) Investments by such Controlled Business in any Cash Equivalents;

                           (iii) Investments by such Controlled Business in any Indebtedness permitted under Section 5.09(b) above;

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                           (iv)     loans and advances to employees in the
                  ordinary course of the business of any such Controlled Business; and

                           (v) Investments by such Controlled Business in any other CIG Controlled Business.

                  (f) Amendment, Etc. of Material Agreements. Permit such Controlled Business to:

                           (i)      cancel or terminate any Material Agreement;

                           (ii) consent to or accept any cancellation or termination of any Material Agreement;

                           (iii) amend, modify or change in any manner any term or condition of any Material Agreement;

                           (iv) give any consent, waiver or approval under any Material Agreement;

                           (v) waive any default under or any breach of any term or condition of any Material Agreement; or

                           (vi) agree in any manner to any other amendment, modification or change of any term or condition of any Material Agreement,

         other than (A) any amendment, supplement, cancellation, termination, consent, approval, waiver or modification consented to or waived by Mustang or (B) any amendment, supplement, cancellation, termination, consent, approval, waiver or modification which would not have a material adverse effect on the business, operations, performance, properties, or financial condition of any Controlled Business and provided that after giving effect to any such amendment, supplement, cancellation, termination, consent, approval, waiver or modification no Liquidating Event, Termination Event, Notice Event, Event of Default or Incipient Event shall have occurred and be continuing and the Sponsor Subsidiaries shall be in compliance with the financial covenants in
         Section 5.04 on a pro forma basis as of the last date of the calculation of the covenants in Section 5.04.

                  (g) Negative Pledge. Permit such Controlled Business to enter into or suffer to exist any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets except as set forth in the Operative Documents or except in connection with:

                           (i)      any purchase money Indebtedness permitted by
                  Section 5.09(b)(iv) solely to the extent that the agreement or instrument governing such Indebtedness prohibits a Lien on the property acquired with the proceeds of such Indebtedness, accessions thereto or the proceeds thereof;

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                           (ii)     any Capitalized Lease of any Controlled
                  Business permitted by Section 5.09(b)(vi) solely to the extent that the agreement or instrument governing such Capitalized Lease prohibits a Lien on the property subject thereto or the proceeds thereof; or

                           (iii) the Controlled Business Debt, the Refinanced Controlled Business Debt or the CIG Existing Debt, as applicable, solely to the extent that the agreements governing such Controlled Business Debt, Refinance Controlled Business Debt and CIG Existing Debt, as applicable, prohibit a Lien on the property of the respective Controlled Business (including property of Subsidiaries constituting Underlying Businesses with respect to an Underlying Business that is the obligor on any Controlled Business Debt, Refinanced Controlled Business Debt or CIG Existing Debt, as applicable); provided that to the extent any provision of the Loan Documents creates a Lien (as defined in the agreements related to the Controlled Business Debt, Refinanced Controlled Business Debt or CIG Existing Debt, as applicable) on the property of any Controlled Business, such Lien shall be permitted under such agreements.

                  (h) Affiliate Loans. (i) Subject to Section 5.09(e), permit such Controlled Business to:

                           (A)      cancel, terminate or forgive any Affiliate
                  Loan;

                           (B) consent to or accept any cancellation, forgiveness or termination of any Affiliate Loan; or

                           (C) waive any default under or any breach of any term or condition of any Affiliate Loan, other than (1) any waiver consented to by Mustang or (2) any waiver which would not have a Material Adverse Effect or a material adverse effect on the business, operations, performance, properties, or financial condition of any Controlled Business and provided that after giving effect to such waiver no Liquidating Event, Termination Event, Notice Event, Event of Default or Incipient Event shall have occurred and be continuing and the Sponsor Subsidiaries shall be in compliance with the financial covenants in Section 5.04 on a pro forma basis as of the last date of the calculation of covenants in Section 5.04.

                           (ii) Permit such Controlled Business to make any Investment in El Paso or any Affiliate of El Paso to be evidenced by, or acquire by purchase or contribution, any Affiliate Loan except to the extent permitted by Section 5.09(e), unless at the time of such making or acquisition (A) the borrowing evidenced by the Affiliate Loan has been duly authorized by all required corporate action, such action has been duly certified by the secretary or an assistant secretary of El Paso or such Affiliate, and such certification has been delivered to it, together with certificates as to incumbency and due authorization of the officers of El Paso or such Affiliate authorized to execute and deliver such Affiliate Loan (which certified action may be one so taken and certification may be one so delivered

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                  before that Investment or acquisition if the certified action remains in effect at the time of, and is applicable to, that acquisition) and (B) such Affiliate Loan is the legal, valid and binding obligation of El Paso or the Affiliate of El Paso (as applicable) enforceable against El Paso or such Affiliate of El Paso in accordance with its terms. The making or acquisition of any Affiliate Loan shall constitute a representation by the Sponsor Subsidiaries that this Section 5.09(h) has been satisfied and that the matters referred to in subclauses (A) and (B) above are true and correct as of the date of such making or acquisition.

                  (i) Payments under Controlled Business Debt, Refinanced Controlled Business Debt and CIG Existing Debt. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner any Controlled Business Debt, Refinanced Controlled Business Debt or CIG Existing Debt, except (i) with respect to the Controlled Business Debt, in connection with a refinancing of the Controlled Business Debt in accordance with Section 5.03, (ii) with respect to the CIG Existing Debt, a prepayment or redemption of the CIG Existing Debt funded from capital contributions made by El Paso or an Affiliate of El Paso (other than a Sponsor Subsidiary or any Intermediate Holder) through the applicable Sponsor Subsidiary or and
         (iii) with respect to the CIG Existing Debt, in connection with a refinancing of the CIG Existing Debt to the extent that such refinanced CIG Existing Debt (a) has a maturity date occurring after June 15, 2007 and (b) is not redeemable at the option of the holder, or subject to scheduled mandatory redemption, prior to June 15, 2007.

                  Section 5.10. Covenants with Respect to E&P Participation Agreements and Production Payment Agreements.

                  (a) Performance of E&P Participation Agreements and Production Payment Agreements. Until the Debt Collection Date, each Sponsor Subsidiary will, and Noric Holdings I will cause Noric and Noric LP to, and Noric Holdings IV will cause Lusitano as the Lipizzan General Partner to cause Lipizzan to, at all times, unless otherwise consented to in writing by Mustang:

                           (i) perform and observe in all material respects all of the terms and provisions of each E&P Participation Agreement and each Production Payment Agreement to which it is a party to be performed or observed by it;

                           (ii) maintain each such E&P Participation Agreement and each such Production Payment Agreement; provided that (A) such Sponsor Subsidiary may terminate or assign any of its rights or obligations under any E&P Participation Agreement to which it is a party in connection with a Disposition of an E&P Asset relating thereto in accordance with Section 5.02(d), (B) Noric LP may terminate or assign any of its rights or obligations under any E&P Participation Agreement to which it is a party in connection with a Disposition of an E&P Asset relating thereto in accordance with Section 5.05(a), and (C) Lipizzan may (but shall not be obligated to) assign, re-convey or release any of its rights or interests in respect of any Production Payment Interest (including any Liens granted under the relevant Production and Delivery Agreement) to the extent

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                  attributable to a Disposition of a Subject Interest by any
                  Counterparty to a Production Payment Agreement and otherwise in accordance with Section 5.05(a);

                           (iii) promptly enforce each such E&P Participation Agreement and each such Production Payment Agreement in accordance with its respective terms (subject to the terms of Article VI hereof and the Sponsor Subsidiary Security Agreement);

                           (iv) promptly take all action under or in respect of each such E&P Participation Agreement and each such Production Payment Agreement as may be from time to time reasonably requested by Mustang, the Sponsor Subsidiary Collateral Agent or the Mustang Collateral Agent or the Mustang Collateral Agent; and

                           (v) upon the request of Mustang, promptly make to each other Counterparty to each such E&P Participation Agreement and each such Production Payment Agreement such demands and requests for information and reports or for action as such Sponsor Subsidiary, Noric LP or Lipizzan, as the case may be, is entitled to make under such E&P Participation Agreement and such Production Payment Agreement (excluding, prior to the occurrence of a Liquidating Event, any request by a Sponsor Subsidiary, Noric or Noric LP, as the case may be, pursuant to Section 5.1 of any E&P Participation Agreement to convey record title to such Person of all or any part of the Conveyed Interests or the Material E&P Agreement) (in each case, as defined in such E&P Participation Agreement)).

                  (b) Amendment, Etc., of E&P Participation Agreements and Production Payment Agreements. Until the Debt Collection Date, each Sponsor Subsidiary will not, and Noric Holdings I will cause Noric and Noric LP not to, and Noric Holdings IV will cause Lusitano as the Lipizzan General Partner to cause Lipizzan not to, at any time, without the written consent of Mustang:

                           (i) cancel or terminate any E&P Participation Agreement or any Production Payment Agreement to which it is a party; provided that such Sponsor Subsidiary may cancel or terminate any E&P Participation Agreement to which it is a party in connection with a Disposition of an E&P Asset relating thereto in accordance with Sections 5.02(d);

                           (ii) consent to or accept any cancellation or termination of any E&P Participation Agreement to which it is a party; provided that (A) such Sponsor Subsidiary may cancel or terminate any E&P Participation Agreement to which it is a party in connection with a Disposition of an E&P Asset relating thereto in accordance with Section 5.02(d) and (B) Noric LP may cancel or terminate any E&P Participation Agreement to which it is a party in connection with a Disposition of an E&P Asset relating thereto in accordance with Section 5.05(a);

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                           (iii)    forgive any obligation under, or amend,
                  modify or change in any manner any term or condition of any E&P Participation Agreement or any Production Payment Agreement to which it is a party, other than (A) amendments to Exhibit A to any E&P Participation Agreement to reflect any Disposition by such Sponsor Subsidiary or Noric LP of any interest in any E&P Participation Property, (B) amendments to Exhibit A to any Production Payment Agreement to reflect (x) any assignment, re-conveyance or release by Lipizzan of any of its rights or interests in respect of any Production Payment Interest (including any Liens granted under the relevant Production and Delivery Agreement) to the extent attributable to a Disposition of a Subject Interest by any Counterparty to a Production Payment Agreement and otherwise in accordance with Section 5.05(a) or (y) any acquisition of interests in Production Payment Interests in connection with acquisitions by any Counterparty to a Production Payment Agreement of Subject Interests burdened by a Production Payment and otherwise in accordance with Section 5.05(a) and (C) any amendments to Schedule 1 to any Production Payment Conveyance to reflect any adjustments to the Scheduled Quantities made pursuant to Section 2.09(f); provided that the form of any such assignment, re-conveyance, amendment or release shall be reasonably satisfactory to the Calculation Agent;

                           (iv) give any consent, waiver or approval under any E&P Participation Agreement or any Production Payment Agreement to which it is a party;

                           (v) waive any default under or any breach of any term or condition of any E&P Participation Agreement or Production Payment Agreement to which it is a party; or

                           (vi) agree in any manner to any other amendment, modification or change of any term or condition of any E&P Participation Agreement or any Production Payment Agreement to which it is a party.

                  Section 5.11. Application of Amounts on Deposit in the Proceeds Account. The amounts deposited by any Underlying Business into the Proceeds Account of such Underlying Business pursuant to Section 5.09(d)(D) may, at any time, be invested by such Underlying Business in Cash Equivalents. Each Underlying Business from time to time shall also have the right to apply any amounts on deposit in the Proceeds Account of such Underlying Business to make Affiliate Loans or Distributions; provided that with respect to any amounts deposited into any Proceeds Account pursuant to Section 5.09(d)(D), such amounts shall be held in such Proceeds Account pending a new Appraisal of the relevant Energy Investment and, on or after the date on which a Responsible Officer of El Paso delivers a Compliance Certificate pursuant to Section 5.07(f), may be applied by the applicable Underlying Business to make Affiliate Loans pursuant to Section 5.09(e) or to make Distributions to a Sponsor Subsidiary by depositing such amounts into the Sponsor Subsidiary Cash Reserve pursuant to
Section 7.02(a)(ii) and subsequently releasing such amounts from the Sponsor Subsidiary Cash Reserve pursuant to Section 7.04(h); provided further that, prior to such application of such amounts, to the extent that the Energy Investment Exposure then in effect is greater than the Aggregate Energy Investment Loan Value Amount at such time, an amount necessary to reduce such Energy

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Investment Exposure (x) shall have been deposited, or deemed deposited, into the
Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and/or the Noric Holdings IV Cash Reserve as a Cash Collateral Amount and/or (y) shall have been applied (by the Sponsor Subsidiaries or by any Underlying Businesses relating thereto on behalf of such Sponsor Subsidiaries) to prepay the Advances, together with all other amounts required to be paid pursuant to Section 2.06(c) in connection with such prepayment, in order to ensure compliance with the financial covenant set forth in Section 5.04(f) after giving effect to such deposit and/or prepayment.

                                   Article VI

                                EVENTS OF DEFAULT

                  Section 6.01. Events of Default. If any of the following events (each an "EVENT OF DEFAULT") shall occur and be continuing:

                  (a)      any Sponsor Subsidiary shall fail to pay:

                           (i) any principal of any Advance when the same becomes due and payable; or

                           (ii) any interest on any Advance or any other amount payable by it under this Agreement or under any other Sponsor Subsidiary Credit Document when the same becomes due and payable if such failure to pay shall remain unremedied for five Business Days after such amount becomes due and payable; or

                  (b) any written representation or warranty made or deemed made by any El Paso Party in any Operative Document, or in any certificate or report prepared by or furnished by or on behalf of any Sponsor Subsidiary pursuant to any Operative Document shall prove to have been incorrect in any material respect when made or deemed made; or

                  (c) any Sponsor Subsidiary shall fail to perform or observe any term, covenant or agreement contained in Sections 5.01(m), 5.01(p), 5.02(a), 5.02(b), 5.02(c), 5.02(d) (other than Section
         5.02(d)(C)(4) (but only with respect to the failure of the Sponsor Subsidiaries to deposit into the Sponsor Subsidiary Cash Reserve an amount equal to the Net Cash Proceeds from any Disposition described in
         Section 5.02(d)(C)(4) in an aggregate amount greater than an amount equal to the difference (but not less than zero) of (x) $5,000,000 minus (y) the aggregate amount of Net Cash Proceeds from any Disposition described in Section 5.05(a)(D) that Noric Holdings I and Noric LP have failed to deposit in the Noric Holdings I Cash Reserve plus the aggregate amount of the Disposition Value of the Relevant Assets from any Disposition described in Section 5.05(a)(F) that Noric Holdings IV and Lipizzan have failed to deposit in the Noric Holdings IV Cash Reserve, in excess of the then effective Adjusted Redetermination Threshold)), 5.02(e), 5.02(f), 5.02(i), 5.02(m),
         5.02(o), 5.02(p), 5.03, 5.04 (excluding Section 5.04(c)(i) or
         5.04(c)(ii)), 5.05 (other than Section 5.05(a)(D) (but only with respect to the failure of Noric Holdings I and Noric LP to deposit into the Noric Holdings

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         I Cash Reserve an amount equal to the Net Cash Proceeds from any
         Disposition described in Section 5.05(a)(D) in an aggregate amount greater than an amount equal to the difference (but not less than zero) of (x) $5,000,000 minus (y) the aggregate amount of Net Cash Proceeds from any Disposition described in Section 5.02(d)(C)(4) that the Sponsor Subsidiaries have failed to deposit in the Sponsor Subsidiary Cash Reserve plus the aggregate amount of the Disposition Value of the Relevant Assets from any Disposition described in Section 5.05(a)(F) that Noric Holdings IV and Lipizzan have failed to deposit in the Noric Holdings IV Cash Reserve, in excess of the then effective Adjusted Redetermination Threshold) and other than Section 5.05(a)(F) (but only with respect to the failure of Noric Holdings IV and Lipizzan to deposit into the Noric Holdings IV Cash Reserve an amount equal to the Disposition Value of the Relevant Assets from any Disposition described in Section 5.05(a)(F) in an aggregate amount greater than an amount equal to the difference (but not less than zero) of (x) $5,000,000 minus (y) the aggregate amount of Net Cash Proceeds from any Disposition described in Section 5.02(d)(C)(4) that the Sponsor Subsidiaries have failed to deposit in the Sponsor Subsidiary Cash Reserve plus the aggregate amount of Net Cash Proceeds from any Disposition described in Section 5.05(a)(D) that Noric Holdings I and Noric LP have failed to deposit in the Noric Holdings I Cash Reserve, in excess of the then effective Adjusted Redetermination Threshold)), 5.06, 5.09 (other than Section 5.09(d)(D) (but only with respect to the failure of the Sponsor Subsidiaries to, or to cause any Controlled Business to, deposit into the relevant Proceeds Account any Net Cash Proceeds from any Dispositions described in Section 5.09(d)(D) in an aggregate amount greater than the first $5,000,000 in excess of $15,000,000) and Section 5.09(g)), 5.10(a)(ii) or 5.10(b) (but, in each case, subject to any provisions relating to the cure of any Default or Event of Default referred to therein) or Section 7.02(a), 7.03(b) or 7.03(d) hereof or Section 19 of the Sponsor Subsidiary Security Agreement; or

                  (d) any Sponsor Subsidiary shall fail to perform or observe any term, covenant or agreement contained in Section 5.02 (other than as set forth in Section 6.01(c)), 5.09(d)(D) (but only with respect to the failure of the Sponsor Subsidiaries to, or to cause any Controlled Business to, deposit into the relevant Proceeds Account any Net Cash Proceeds from any Dispositions described in Section 5.09(d)(D) in an aggregate amount not greater than the first $5,000,000 in excess of $15,000,000), 5.09(g), 5.10(a)(iv) or 5.10(a)(v), in each case, if such failure shall remain unremedied for five Business Days after the occurrence thereof; or

                  (e) any Sponsor Subsidiary shall fail to perform or observe in any material respect any other term, covenant or agreement contained in any Sponsor Subsidiary Credit Document (other than as set forth in, including giving effect to exclusions of Sections of the Sponsor Subsidiary Credit Agreement set forth in, Section 6.01(a),
         Section 6.01(c), Section 6.01(d), or Section 6.01(m)) on its part to be performed or observed, in each case, if such failure shall remain unremedied for 30 days following notice thereof by Mustang if such failure is reasonably curable; or

                  (f) subject to Section 1.10, at any time that the E&P Borrowing Base exceeds $0 (but tested only as of each Coverage Test
         Date), the ratio of:

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                           (i)      the aggregate net cash received by the
                  Sponsor Subsidiaries, Lipizzan, Noric and Noric LP (without double counting) in respect of each Production Payment and each E&P Participation Property which is then part of any E&P Asset for the most recently completed four Fiscal Quarters; provided that, for the purpose of calculating this ratio with respect to each Production Payment, the net cash received shall be deemed to be equal to the lesser of (x) all cash revenues from the Subject Interests (without regard to such Production Payment) minus all operating expenses, capital expenditures and Taxes paid in cash attributable to the Subject Interests for such most recently completed four Fiscal Quarters and (y) aggregate net cash received by Lipizzan in respect of each Production Payment for such most recently completed four Fiscal Quarters;

                           (ii) E&P Notional Interest computed as of the end of the most recently completed Interest Period,

         shall be less than 4.25 to 1; or

                  (g) any judgment or order for the payment of money in excess of $50,000 (or the equivalent in any foreign currency) shall be rendered against any Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP and either (i) any action (other than any enforcement proceedings consisting of the mere obtaining and filing of a judgment lien or obtaining of a garnishment or similar order so long as no foreclosure, levy or similar process in respect of such lien, or payment over in respect of such garnishment or similar order, has commenced and is continuing or has been completed) shall be legally taken by a judgment creditor to attach or levy upon any property or assets of such Person to enforce any such judgment or order or (ii) such judgment or order shall remain undischarged for a period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal, bonding or otherwise, shall not be in effect; or

                  (h) any non-monetary judgment or order shall be rendered against any Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP that, taking into account the exhaustion of all appeals, is reasonably likely to have a Material Adverse Effect, and there shall be any period of ten consecutive Business Days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (i) any provision of any Sponsor Subsidiary Credit Document after the delivery thereof pursuant to Section 3.01, 3.02,
         3.03 or 3.04 shall for any reason cease, in any material respect, to be valid and binding on or enforceable against any Sponsor Subsidiary party thereto, except as contemplated by any other agreement to which Mustang is a party and to which the Mustang Collateral Agent has consented; or

                  (j) the Sponsor Subsidiary Collateral Agent shall, at any time after the Closing Date, not have a valid and perfected first priority security interest in the Collateral (other than as a result of Permitted Liens); or

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                  (k)      any Person who holds an Equity Interest in Lusitano,
         Lipizzan, Noric, Palomino, Paso Fino, Noric LP or any Sponsor Subsidiary shall transfer its interest therein so that as a result of any such transfer Lusitano, Lipizzan, Noric, Palomino, Paso Fino, Noric LP or such Sponsor Subsidiary (as applicable) is caused to be required to be registered as an "investment company" within the meaning of the Investment Company Act; or

                  (l) (i) a Notice Event (other than any Notice Event resulting solely from the occurrence of an Event of Default) shall have occurred and ten Business Days shall have lapsed after the delivery of written notice of the same by Mustang or the Mustang Collateral Agent to the Sponsor Subsidiaries, (ii) a Sponsor Subsidiary Termination Event (other than under clause (b) of the definition thereof to the extent arising from the occurrence of a Notice Event, or resulting solely from the occurrence of an Event of Default, but without limiting the effectiveness of clause (i) above) shall have occurred, or (iii) the Liquidation Period with respect to Lusitano, Lipizzan, Noric, Palomino, Paso Fino, Noric LP or a Sponsor Subsidiary shall have expired or terminated; or

                  (m) the Sponsor Subsidiaries shall fail to maintain a credit balance (i) in the Noric Holdings I Cash Reserve equal to at least the Noric Holdings I Required Cash Reserve Balance, (ii) in the Noric Holdings IV Cash Reserve equal to at least the Noric Holdings IV Required Cash Reserve Balance, and (iii) in the Sponsor Subsidiary Cash Reserve equal to at least the Sponsor Subsidiary Required Energy Investment Cash Reserve Balance and any such failure remains unremedied for two Business Days; or

                  (n) any Counterparty to any E&P Participation Agreement shall fail to perform or observe any term, covenant or agreement contained in (i) Section 4.2.12, 4.2.20 or 5.1 of such E&P Participation Agreement, (ii) Section 4 (other than Sections 4.2.12 and 4.2.20) of such E&P Participation Agreement and such failure shall remain unremedied for five Business Days after the occurrence thereof, or (iii) any other Section of such E&P Participation Agreement in any material respect and such failure shall remain unremedied for 30 days after the occurrence thereof; or

                  (o) any written representation or warranty made or deemed made by any Counterparty in any E&P Participation Agreement or any Production Payment Agreement or in any certificate or report prepared by or furnished by or on behalf of any such Person pursuant to any E&P Participation Agreement or any Production Payment Agreement shall prove to have been incorrect in any material respect when made or deemed made; or

                  (p) any provision of any E&P Participation Agreement after the Closing Date or the applicable Acquisition/Accession Date shall for any reason cease, in any material respect, to be valid and binding on or enforceable against any Counterparty to any E&P Participation Agreement; or

                  (q) any Sponsor Subsidiary Termination Event of the kind described in paragraph (c) or(d) of the definition thereof shall occur; or

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                  (r)      any Counterparty to a Production Payment Agreement
         shall fail to perform or observe any term, covenant or agreement contained in (i) Section 1.08 of such Production Payment Conveyance or Sections 9(e) or 11(a) of such Production and Delivery Agreement, (ii)
         Section 1.07 of such Production Payment Conveyance or Section 9 (other than Section 9(e)) of such Production and Delivery Agreement and such failure shall remain unremedied for five Business Days after the occurrence thereof or (iii) any other Section of such Production Payment Agreement in any material respect and such failure shall remain unremedied for 30 days after the occurrence thereof; or

                  (s) any provision of any Production Payment Agreement after the Third Restatement Date or the applicable
         Acquisition/Accession Date shall for any reason cease, in any material respect, to be valid and binding on or enforceable against any Counterparty to any Production Payment Agreement; or

                  (t) any El Paso Event shall have occurred and be continuing;

                  (u) an Event of Default of the type specified in Section 6.01(i) of the Mustang Credit and Security Agreement shall have occurred and be continuing (other than as a result of the action or inaction, after any required request for action, of Mustang,;

then, and in any such event, Mustang may by notice to Noric Holdings (in its individual capacity and on behalf of all Sponsor Subsidiaries) declare all Advances, all interest thereon, all amounts required to be paid pursuant to
Section 2.06(c) and all other amounts payable under this Agreement and the other Sponsor Subsidiary Credit Documents to be forthwith due and payable, whereupon all Advances, all such interest, amounts under Section 2.06(c) and other amounts under the Sponsor Subsidiary Credit Documents shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Sponsor Subsidiary; provided that in the event of either (i) an actual or deemed entry of an order for relief with respect to any Sponsor Subsidiary under the United States Bankruptcy Code as then in effect or (ii) the occurrence of the event described in clause (s) above, all Advances, all such interest, all such amounts under Section 2.06(c) and all such other amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by each Sponsor Subsidiary. The Sponsor Subsidiary Collateral Agent and Mustang shall each have, in addition to all other rights and remedies under the Sponsor Subsidiary Credit Documents or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other Applicable Laws, which rights shall be cumulative.

                  Without limiting the foregoing, after the occurrence of an Event of Default:

                  (i)      Mustang may:

                           (A) direct the Sponsor Subsidiary Collateral Agent to apply all or any part of the credit balance in the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve, the Noric Holdings IV Cash Reserve and the Noric Holdings III Deposit Account in prepayment of any Obligations of any Sponsor Subsidiary under the Sponsor Subsidiary Credit Documents; and/or

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                           (B)      exercise the rights of Noric Holdings I in
                  respect of its Noric Class A Membership Interest or its Noric Class B Membership Interest; and in turn Noric's rights in respect of its Palomino Membership Interest and its Paso Fino Membership Interest, and Palomino's and Paso Fino's rights in respect of Palomino's Noric LP General Partnership Interest and Paso Fino's Noric LP Limited Partnership Interest; and/or

                           (C) exercise the rights of Noric Holdings IV in respect of its Lipizzan Limited Partnership Interest and its Lusitano Membership Interest; and in turn Lusitano's rights in respect of its Lipizzan General Partnership Interest; and/or

                           (D)      exercise the rights of each Sponsor
                  Subsidiary under each Sponsor Subsidiary Company Agreement to call for mandatory capital contributions from the Sponsor Subsidiary Members in respect of the Maximum Clawback Amount; and/or

                           (E) exercise any right, remedy, power or privilege of any Sponsor Subsidiary, or cause Noric or Noric LP (as the case may be) to exercise any right, remedy, power or privilege of Noric or Noric LP (as the case may be), under or in respect of any E&P Participation Agreement to which such Sponsor Subsidiary, Noric or Noric LP (as the case may be) is a party; and/or

                           (F) exercise any right, remedy, power or privilege of Noric Holdings IV, or cause Lusitano or Lipizzan (as the case may be) to exercise any right, remedy, power or privilege of Lusitano or Lipizzan (as the case may be), under or in respect of any Production Payment Agreement to which Noric Holdings IV or Lipizzan (as the case may be) is a party; and/or

                           (G) exercise any right, remedy, power or privilege of each Sponsor Subsidiary, or cause Lusitano, Lipizzan, Noric or Noric LP to exercise any right, remedy, power or privilege of Lusitano, Lipizzan, Noric or Noric LP, under the El Paso Guaranty; and

                  (ii) the Sponsor Subsidiary Collateral Agent shall make such demands under any letter of credit issued for the benefit of any Sponsor Subsidiary or any El Paso Demand Loan or Affiliate Loan and liquidate such other Permitted Investments as are necessary to give effect to the prepayment referred to in clause (i)(A) above.

                  Section 6.02. Termination and Liquidation Event. At any time on or after the occurrence and during the continuance of any Notice Event, Mustang may elect to cause such Notice Event to result in a Termination Event by delivering to Noric Holdings and to each other Sponsor Subsidiary a Termination Notice. Such Termination Notice shall be effective to cause the applicable Notice Event to become a Termination Event on the Business Day when delivered, if such delivery shall occur prior to 11:00 A.M. (New York time) or otherwise on the next Business Day thereafter (unless stated to be effective on any other day after the day of delivery) to Noric Holdings and each other Sponsor Subsidiary (or if such delivery day or such other day is not a Business Day, the immediately following Business Day). Mustang may

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rescind any such Termination Notice with respect to any Sponsor Subsidiary prior to the Liquidation Start Date by delivery of a rescission notice to such Sponsor Subsidiary.

                                  Article VII

                    ADMINISTRATION, SETTLEMENT AND COLLECTION

                  Section 7.01. Maintaining the Cash Reserves and Operating Accounts. Until the Debt Collection Date:

                  (a) Noric Holdings will maintain the Sponsor Subsidiary Cash Reserve and the Sponsor Subsidiary Operating Account with the Sponsor Subsidiary Collateral Agent, such accounts to be in the name of Noric Holdings, but subject to the sole dominion and control of the Sponsor Subsidiary Collateral Agent. Noric Holdings I will maintain the Noric Holdings I Cash Reserve with the Sponsor Subsidiary Collateral Agent, such account to be in the name of Noric Holdings I, but subject to the sole dominion and control of the Sponsor Subsidiary Collateral Agent. Noric Holdings III will maintain the Noric Holdings III Deposit Account with the Sponsor Subsidiary Collateral Agent, such account to be in the name of Noric Holdings III, but subject to the sole dominion and control of the Collateral Agent. Noric Holdings IV will maintain the Noric Holdings IV Cash Reserve with the Sponsor Subsidiary Collateral Agent, such account to be in the name of Noric Holdings IV, but subject to the sole dominion and control of the Sponsor Subsidiary Collateral Agent.

                  (b) It shall be a term and condition of the Noric Holdings IV Cash Reserve, the Noric Holdings I Cash Reserve, the Sponsor Subsidiary Cash Reserve, the Noric Holdings III Deposit Account and the Sponsor Subsidiary Operating Account, and on or prior to the date hereof Noric Holdings IV, Noric Holdings III, Noric Holdings I and Noric Holdings, as the case may be, shall give to the Sponsor Subsidiary Collateral Agent written notice and shall obtain the Sponsor Subsidiary Collateral Agent's written agreement (such notice and agreement to be in form and substance satisfactory to the Sponsor Subsidiary Collateral Agent and Mustang), that notwithstanding any term or condition to the contrary in any other agreement relating to the Noric Holdings IV Cash Reserve, the Noric Holdings I Cash Reserve, the Sponsor Subsidiary Cash Reserve, the Noric Holdings III Deposit Account and/or the Sponsor Subsidiary Operating Account, no amount (including interest on Permitted Investments held in the Noric Holdings IV Cash Reserve, the Noric Holdings I Cash Reserve, the Sponsor Subsidiary Cash Reserve and/or the Sponsor Subsidiary Operating Account) shall be paid or released from the Noric Holdings IV Cash Reserve, the Noric Holdings I Cash Reserve, the Sponsor Subsidiary Cash Reserve, the Noric Holdings III Deposit Account and/or the Sponsor Subsidiary Operating Account to or for the account of, or withdrawn by or for the account of, Noric Holdings IV, Noric Holdings III, Noric Holdings I, Noric Holdings, any other Sponsor Subsidiary, or any other Person other than pursuant to instructions originated by the Sponsor Subsidiary Collateral Agent, which shall in turn act at the direction of Mustang, and without the need for further consent by Noric Holdings IV,

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         Noric Holdings III, Noric Holdings I, Noric Holdings, any other Sponsor
         Subsidiary, or any other Person.

                  (c) Mustang (or the Mustang Collateral Agent) shall give all necessary directions to the Sponsor Subsidiary Collateral Agent to effect the following investments, payments or withdrawals under this
         Section 7.01 and the Sponsor Subsidiary Collateral Agent may rely on such directions as certifying that the requirements of the Operative Documents have been met with respect to such investments, payments and withdrawals:

                           (i) with respect to the Noric Holdings IV Cash Reserve, the Noric Holdings I Cash Reserve and the Sponsor Subsidiary Cash Reserve:

                                    (A)      amounts standing to the credit of
                           the Noric Holdings IV Cash Reserve, the Noric Holdings I Cash Reserve and the Sponsor Subsidiary Cash Reserve may be invested in Permitted Investments in accordance with Section 7.03; provided that the Total Cash Collateral Amount shall not be invested in El Paso Demand Loans; and

                                    (B)      withdrawals may be made from the
                           Noric Holdings IV Cash Reserve, the Noric Holdings I Cash Reserve and the Sponsor Subsidiary Cash Reserve in accordance with Sections 7.04, 7.06 and 7.07;

                           (ii) with respect to the Sponsor Subsidiary Operating Account:

                                    (A)      Noric Holdings may invest amounts
                           standing to the credit of the Sponsor Subsidiary Operating Account in Permitted Investments in accordance with Section 7.03; and

                                    (B)      withdrawals may be made from the
                           Sponsor Subsidiary Operating Account in accordance with Sections 7.05, 7.06 and 7.07; and

                           (iii) with respect to the Noric Holdings III Deposit Account: any and all amounts standing to the credit of the Noric Holdings III Deposit Account shall be transferred to the Sponsor Subsidiary Cash Reserve on each Business Day. Any Permitted Investments of such transferred amounts made from the Sponsor Subsidiary Cash Reserve shall not prejudice the ability of El Paso to reflect Noric Holding III's ownership of such amounts on El Paso's books and records for financial accounting purposes.

                  The Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve, the Noric Holdings IV Cash Reserve, the Noric Holdings III Deposit Account and the Sponsor Subsidiary Operating Account shall be subject to Applicable Laws and applicable regulations of any competent banking authority, as may now or hereafter be in effect.

                  Each Sponsor Subsidiary shall have an undivided interest in the Sponsor Subsidiary Cash Reserve to the extent of any funds deposited by or on behalf of such Sponsor Subsidiary in the Sponsor Subsidiary Cash Reserve.

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

                  Each Sponsor Subsidiary hereby acknowledges and agrees that the Sponsor Subsidiary Collateral Agent has sole dominion and control of the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve, the Noric Holdings III Deposit Account, the Noric Holdings IV Cash Reserve and the Sponsor Subsidiary Operating Account. Each Sponsor Subsidiary agrees not to take any action inconsistent with the preceding sentence.

                  To the extent that El Paso or its Affiliates have arranged to have letters of credit issued for the benefit of any Sponsor Subsidiary in respect of any obligations owing to such Sponsor Subsidiary by El Paso or such Affiliates, the Sponsor Subsidiary Collateral Agent shall be entitled to draw under such letters of credit in compliance therewith.

                  Section 7.02. Deposit of Funds into the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve, the Noric Holdings III Deposit Account and Noric Holdings IV Cash Reserve. (a) Noric Holdings IV shall deposit, or shall cause to be deposited, into the Noric Holdings IV Cash Reserve (or, in the case of interest on El Paso Demand Loans, in the Sponsor Subsidiary Cash Reserve) forthwith upon receipt thereof all amounts received by it or payable to it on any account whatsoever (including, in the case of any Disposition referred to in clause (ii)(2) below, received by or payable to Lipizzan), Noric Holdings III shall deposit, or shall cause to be deposited, into the Noric Holdings III Deposit Account (or, in the case of interest on El Paso Demand Loans, in the Sponsor Subsidiary Cash Reserve) forthwith upon receipt thereof all amounts received by it or payable to it on any account whatsoever (or, in the case of any Disposition referred to in clause (ii)(3) below, received by or payable to any Intermediate Holder or Underlying Business), Noric Holdings I shall deposit, or shall cause to be deposited, into the Noric Holdings I Cash Reserve (or, in the case of interest on El Paso Demand Loans, in the Sponsor Subsidiary Cash Reserve) forthwith upon receipt thereof all amounts received by it or payable to it on any account whatsoever (including, in the case of any disposition referred to in clause (ii)(1) below, received by or payable to Noric or Noric LP) and each other Sponsor Subsidiary shall deposit, or shall cause to be deposited, into the Sponsor Subsidiary Cash Reserve forthwith upon receipt thereof all amounts received by it or payable to it on any account whatsoever, including without limitation:

                  (i) any payment of interest under the A-Loan Notes and any prepayment of principal of the A-Loan Notes described in Section 2.05(b)(v);

                  (ii) (1) the Net Cash Proceeds from the Disposition of any Energy Investments owned by any Sponsor Subsidiary and of any E&P Asset constituting E&P Participation Properties owned by any Sponsor Subsidiary, Noric and Noric LP, (2) the Disposition Value of any E&P Asset constituting a Production Payment Interest Disposed of by Lipizzan, (3) Net Cash Proceeds from any Disposition described in
         Section 5.09(d)(B) and any Disposition occurring under the circumstances described in the last proviso of Section 5.09(d) and (4) all amounts Distributed from the Proceeds Accounts pursuant to Section 5.11;

                  (iii) (1) in the case of Noric Holdings I, any Distribution in respect of its Noric Class A Membership Interest or its Noric Class B Membership Interest after the Liquidation Start Date, and (2) in the case of Noric Holdings IV, any Distribution in respect of its Lusitano Membership Interest or Lipizzan Limited Partnership Interest;

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                  (iv)     (1) any proceeds of Sponsor Subsidiary Property,
         Noric Property or Noric LP Property distributable to Noric Holdings I as the Noric Class A Member and Noric Class B Member, in each case, after the Liquidation Start Date and (2) any proceeds of Sponsor Subsidiary Property or Lipizzan Property distributable to Noric Holdings IV as the Lusitano Member or the Lipizzan Limited Partner;

                  (v) the proceeds of any Distribution made by any Intermediate Holder or Underlying Business (other than to another Underlying Business); provided that a Distribution made by any Intermediate Holder shall not be required to be deposited into the Sponsor Subsidiary Cash Reserve to the extent that a capital contribution in the amount of such Distribution is made by any Sponsor Subsidiary Member of Noric Holdings III pursuant to Section 5.2(a)(vi) of the Noric Holdings III Company Agreement and such capital contribution is deposited into the Sponsor Subsidiary Cash Reserve on or before the date such Distribution is made;

                  (vi) the proceeds of any capital contribution made by any Sponsor Subsidiary Member pursuant to the terms of the Sponsor Subsidiary Company Agreement of the Sponsor Subsidiary of which it is a member (including any such capital contribution made to permit any Sponsor Subsidiary to comply with its payment obligations hereunder);

                  (vii) any payments of principal of and interest on any El Paso Demand Loan or any other Permitted Investment;

                  (viii) any amount received by a Sponsor Subsidiary under or in respect of any E&P Participation Agreement to which such Sponsor Subsidiary is a party; and

                  (ix) any payments of Cash Collateral Amounts made pursuant to Section 5.06(b);

but excluding (A) principal payments on the A-Loans (but including any amount representing the prepayment of principal of the A-Loan Notes described in
Section 2.05(b)(v)), (B) the proceeds of the Advances deposited into the Sponsor Subsidiary Operating Account in accordance with Section 2.02(c) of the Original Sponsor Subsidiary Credit Agreement, and (C) Excluded Payments.

                  (b) On or prior to the date hereof, (i) Noric Holdings shall give to El Paso written notice (such notice to be in form and substance satisfactory to Mustang) irrevocably instructing El Paso and its Affiliates that all amounts payable by El Paso and its Affiliates to any Sponsor Subsidiary under the A-Loan Notes (other than principal under the A-Loan Notes, except any prepayment of principal of the A-Loan Notes described in Section 2.05(b)(v)), the El Paso Demand Notes, and each E&P Participation Agreement (including under the El Paso Guaranty with respect to any of the foregoing) shall be deposited directly into the Sponsor Subsidiary Cash Reserve, (ii) Noric Holdings I shall cause Noric and Noric LP to give to El Paso and its Affiliates written notice (such notice to be in form and substance satisfactory to Mustang) irrevocably instructing El Paso and its Affiliates that all amounts payable by El Paso and its Affiliates to Noric or Noric LP under any El Paso Demand Note and each E&P Participation

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Agreement (including under the El Paso Guaranty and the El Paso Agreement with respect to any of the foregoing) shall be deposited directly into the Noric Holdings I Cash Reserve and (iii) Noric Holdings IV shall cause Lusitano as the Lipizzan General Partner to cause Lipizzan to give to El Paso and to each Counterparty to any Production Payment Agreement written notice (such notice to be in form and substance satisfactory to Mustang) irrevocably instructing El Paso and such Counterparty that all amounts payable by El Paso, such Counterparty and their respective Affiliates to Lipizzan under any Production Payment Agreement and any El Paso Hydrocarbon Sales Contract (including under the El Paso Guaranty and the El Paso Agreement with respect to any of the foregoing) shall be deposited directly into the Noric Holdings IV Cash Reserve.

                  (c) Noric Holdings shall cause the Sponsor Subsidiary Collateral Agent to promptly notify Noric Holdings and Mustang of any such deposit made pursuant to this Section 7.02 and to provide to Noric Holdings and Mustang quarterly reports of holdings and transactions in the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and the Noric Holdings IV Cash Reserve and monthly reports of deposits to the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and/or the Noric Holdings IV Cash Reserve pursuant to Section 7.04(k).

                  Section 7.03. Permitted Investments. (a) The Sponsor Subsidiary Collateral Agent (at the direction of the Mustang Collateral Agent) may from time to time invest amounts on deposit in the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve, the Noric Holdings IV Cash Reserve and the Sponsor Subsidiary Operating Account in Permitted Investments in accordance with this Section 7.03; provided, that the Total Cash Collateral Amount shall not be invested in El Paso Demand Loans.

                  (b) Amounts on deposit in the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and the Noric Holdings IV Cash Reserve shall not be invested in other Permitted Investments (and no Sponsor Subsidiary shall make any further El Paso Demand Loans) if a Liquidating Event, Termination Event, Notice Event, Event of Default or Incipient Event has occurred and is continuing or would result therefrom.

                  (c) Amounts on deposit in the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and the Noric Holdings IV Cash Reserve shall not be invested in new (as opposed to existing) Permitted Investments consisting of El Paso Demand Loans unless, subject to Section 7.04(k), after giving effect to the making of such El Paso Demand Loan, the aggregate of the amounts on deposit in the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and/or the Noric Holdings IV Cash Reserve is greater than or equal to the sum of the Dispositions Reserve Amount and the Sponsor Subsidiary Minimum Monthly Cash Balance for the then-applicable month. For purposes of this Section 7.03, El Paso Demand Loans constituting Permitted Investments (as defined in the Original Sponsor Subsidiary Credit Agreement) of Noric LP and Noric existing prior to the Fourth Restatement Date may be transferred to Noric Holdings I on the Fourth Restatement Date and shall thereafter constitute Permitted Investments consisting of El Paso Demand Loans of amounts on deposit in the Noric Holdings I Cash Reserve.

                  (d) If a Liquidating Event shall occur, the Sponsor Subsidiaries shall forthwith demand repayment of each El Paso Demand Loan.

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

                  (e)      [Intentionally Omitted].

                  (f) Any Permitted Investment (other than any El Paso Demand Loan) made from amounts on deposit in the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve, the Noric Holdings IV Cash Reserve or the Sponsor Subsidiary Operating Account shall be made in the name of the Sponsor Subsidiary Collateral Agent.

                  (g) Mustang (or the Mustang Collateral Agent) shall give notice of any such Permitted Investment to the Sponsor Subsidiary Collateral Agent promptly after the making of such Permitted Investment.

                  (h) The Sponsor Subsidiary Collateral Agent (at the direction of Mustang or the Mustang Collateral Agent), in the case of clause (i) below, and at the direction of the Sponsor Subsidiary Liquidator, in the case of clause (ii) below), shall liquidate, convert or call in, or demand payment of, any Permitted Investment prior to its maturity:

                  (i) if the proceeds of such liquidation, conversion or calling in or demand are necessary for any payment required to be made by the Sponsor Subsidiary Collateral Agent in accordance with the provisions of Section 7.04 or Section 7.05; or

                  (ii) pursuant to an exercise by the Sponsor Subsidiary Collateral Agent of the rights and remedies available under the Sponsor Subsidiary Credit Documents.

                  (i) Mustang (or the Mustang Collateral Agent) will give all necessary directions to the Sponsor Subsidiary Collateral Agent to effect the investments made pursuant to this Section 7.03.

                  (j) Interest and proceeds from or in respect of any Permitted Investment may be invested or reinvested in additional Permitted Investments and, if not so invested or reinvested, shall be deposited and held in the Sponsor Subsidiary Cash Reserve (in the case of any Permitted Investment made from amounts on deposit in the Sponsor Subsidiary Cash Reserve or the Sponsor Subsidiary Operating Account or in the case of interest on El Paso Demand Loans from amounts on deposit in the Noric Holdings I Cash Reserve and/or the Noric Holdings IV Cash Reserve), the Noric Holdings I Cash Reserve (in the case of any Permitted Investment made from amounts on deposit in the Noric Holdings I Cash Reserve) or the Noric Holdings IV Cash Reserve (in the case of any Permitted Investment made from amounts on deposit in the Noric Holdings IV Cash Reserve), all as directed by Mustang or the Mustang Collateral Agent.

                  (k) The Sponsor Subsidiary Collateral Agent at the direction of the Mustang Collateral Agent to the extent reasonably practicable, may dispose of Permitted Investments in the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve, the Noric Holdings IV Cash Reserve and the Sponsor Subsidiary Operating Account so as to minimize any loss on such Permitted Investments, but in no event shall the Sponsor Subsidiary Collateral Agent be liable for any losses incurred as the result of any sale or disposition of Permitted Investments, and each party hereto hereby releases the Sponsor Subsidiary Collateral Agent from any liability arising out of, or in connection with, any investment or liquidation or conversion made by it hereunder,

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except where such liability arises from the Sponsor Subsidiary Collateral
Agent's gross negligence or willful misconduct.

                  Section 7.04. Transfers from the Cash Reserves. (a) Transfers in Respect of Periodic Payments from the Cash Reserves. Subject to Section 7.06 and the other provisions referred to in this Section 7.04 on each Payment Date Mustang (or the Mustang Collateral Agent) shall direct the Sponsor Subsidiary Collateral Agent to make the following transfers from funds in the Sponsor Subsidiary Cash Reserve and, to the extent additional amounts are required, funds in the Noric Holdings I Cash Reserve and/or the Noric Holdings IV Cash Reserve (except in the case of clauses (1) to (5) (inclusive) below, free from any Lien under the Sponsor Subsidiary Credit Documents) to the following accounts, such transfers to be applied in the following order of priority:

                  (1) First, to the Sponsor Subsidiary Operating Account in respect of Excluded Payments (to the extent not paid);

                  (2) Second, to the Sponsor Subsidiary Operating Account, such amount as is necessary to pay Sponsor Subsidiary Expenses (except any Sponsor Subsidiary Expenses specified in clause (6) below) then due or that are scheduled to become due within 30 days thereafter;

                  (3) Third, to the Sponsor Subsidiary Operating Account, such amount as is necessary to meet capital calls with respect to Energy Investments;

                  (4)      Fourth, [Intentionally Omitted];

                  (5) Fifth, to the Sponsor Subsidiary Operating Account, such amount as represents capital contributions received from Sponsor Subsidiaries in respect of the obligation of Noric Holdings I to make mandatory capital contributions under Section 5.3 of the Noric Company Agreement so as to meet the obligation of Noric Holdings I to make such mandatory capital contributions;

                  (6) Sixth, to the Mustang Operating Account such amount as is necessary to satisfy the Obligations of the Sponsor Subsidiaries under the Operative Documents payable on that Payment Date (including any mandatory prepayments), such transfer in turn to be applied to the Obligations of the Sponsor Subsidiaries in the following order of priority (without duplication):

                           (i) First, to the aggregate amount of fees and other amounts then due and payable to the Sponsor Subsidiary Collateral Agent under the Sponsor Subsidiary Credit Documents;

                           (ii) Second, to accrued and unpaid interest then due and payable under this Agreement;

                           (iii) Third, to any Indemnified Amount then due and payable under Section 10;

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                           (iv)     Fourth, to any prepayment of principal under
                  Section 2.05 (if any) to be made on such Payment Date; and

                           (v) Fifth, to any other payment to be made by the Sponsor Subsidiaries under the Operative Documents on the Payment Date; and

                  (7) Seventh, provided no Incipient Event, Event of Default, Notice Event, Termination Event or Liquidating Event shall have occurred and be continuing or would result therefrom to the Noric Holdings Member or such other Person or account as Noric Holdings directs an amount equal to the sum of (A) the balance (if any) standing to the credit of the Sponsor Subsidiary Cash Reserve, (B) the balance (if any) standing to the credit of the Noric Holdings IV Cash Reserve, and (C) the balance (if any) standing to the credit of the Noric Holdings I Cash Reserve on such Payment Date, less the sum of:

                           (x) the Noric Holdings IV Required Cash Reserve Balance, the Noric Holdings I Required Cash Reserve Balance and the Sponsor Subsidiary Required Energy Investment Cash Reserve Balance, in each case as of the end of the Fiscal Quarter preceding such Payment Date;

                           (y)      the Total Cash Collateral Amount (subject to
                  Section 7.04(g) below); and

                           (z) the Dispositions Reserve Amount and the Sponsor Subsidiary Minimum Monthly Cash Balance for the then-applicable month (subject to Section 7.04(k) below).

         provided that the balance in the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and in the Noric Holdings IV Cash Reserve shall not in any circumstances be reduced to below $0.

                  (b) Transfers from the Cash Reserves in Respect of Sponsor Subsidiary Expenses, Noric Expenses, Palomino Expenses, Paso Fino Expenses, Noric LP Expenses, Lusitano Expenses and Lipizzan Expenses Otherwise than on a Payment Date. Subject to Section 7.06 and so long as no Incipient Event, Event of Default, Notice Event, Termination Event or Liquidating Event would result therefrom, Mustang (or the Mustang Collateral Agent) may from time to time (other than on a Payment Date), at Noric Holdings' request, direct the Sponsor Subsidiary Collateral Agent to transfer funds in the Sponsor Subsidiary Cash Reserve and, to the extent additional amounts are required, funds in Noric Holdings I Cash Reserve and/or the Noric Holdings IV Cash Reserve to the Sponsor Subsidiary Operating Account such amount as is necessary to pay Sponsor Subsidiary Expenses, Noric Expenses, Palomino Expenses, Paso Fino Expenses, Noric LP Expenses, Lusitano Expenses and Lipizzan Expenses then due or that are scheduled to become due within 30 days thereafter; provided that, (i) to the extent funds are required to be applied from the Noric Holdings I Cash Reserve to pay Noric Expenses, Palomino Expenses, Paso Fino Expenses and Noric LP Expenses, such payments shall be made directly from funds in the Noric Holdings I Cash Reserve with no intermediate transfer to the Sponsor Subsidiary Operating Account and (ii) to the extent funds are required to be applied from the Noric Holdings IV Cash Reserve to pay Lusitano Expenses and Lipizzan

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

Expenses, such payments shall be made directly from funds in the Noric Holdings IV Cash Reserve with no intermediate transfer to the Sponsor Subsidiary Operating Account.

                  (c) Transfers from the Cash Reserves in Respect of Prepayments of Principal Under Section 2.05 Otherwise than on a Payment Date. Subject to Section 7.06, on the date (other than a Payment Date) of each prepayment under Section 2.05, Mustang (or the Mustang Collateral Agent) shall direct the Sponsor Subsidiary Collateral Agent to transfer funds in the Sponsor Subsidiary Cash Reserve and, to the extent additional amounts are required, funds in the Noric Holdings I Cash Reserve and/or the Noric Holdings IV Cash Reserve to the Mustang Operating Account such amount as is necessary to satisfy the Obligations of the Sponsor Subsidiaries under this Agreement in respect of that prepayment (including amounts payable under Section 2.06(c) in respect of such prepayment), such transfer to be applied to the Obligations of the Sponsor Subsidiaries in the following order of priority (without duplication):

                  (1) First, to the aggregate amount of fees and other amounts then due and payable to the Sponsor Subsidiary Collateral Agent under the Sponsor Subsidiary Credit Documents;

                  (2) Second, to the payment of Additional Financing Costs then required to be paid pursuant to Section 8.04 of the Mustang Credit and Security Agreement;

                  (3) Third, to the payment of accrued and unpaid interest then due and payable under this Agreement in respect of such prepayment; and

                  (4)      Fourth, to the prepayment of principal under Section
         2.05.

                  (d) Transfers from the Cash Reserves in Respect of Excluded Payments Otherwise than on a Payment Date. Mustang (or the Mustang Collateral Agent) may, upon Noric Holdings' request, from time to time (other than on a Payment Date) direct the Sponsor Subsidiary Collateral Agent to transfer funds in the Sponsor Subsidiary Cash Reserve and, to the extent additional amounts are required, funds in the Noric Holdings I Cash Reserve and/or the Noric Holdings IV Cash Reserve to the Sponsor Subsidiary Operating Account such amount as is represented by Excluded Payments (to the extent not paid).

                  (e) Transfers from the Cash Reserves in Respect of Capital Contributions Otherwise than on a Payment Date. Mustang (or the Mustang Collateral Agent) may, upon Noric Holdings' request, from time to time direct the Sponsor Subsidiary Collateral Agent to transfer funds in the Sponsor Subsidiary Cash Reserve and, to the extent additional amounts are required, funds in the Noric Holdings I Cash Reserve and/or the Noric Holdings IV Cash Reserve to the Sponsor Subsidiary Operating Account such amount as represents the proceeds of capital contributions received from Sponsor Subsidiary Members in respect of capital calls made in respect of the Energy Investments, capital contributions pursuant to the Sponsor Subsidiary Company Agreements, in respect of Noric Holdings, mandatory capital calls under Section 4.3 of the Lusitano Company Agreement and Section 5.3 of the Lipizzan Partnership Agreement and mandatory capital calls under Section 5.3 of the Noric Company Agreement and
Section 5.3 of the Noric LP Partnership Agreement.

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                  (f)      Transfers from the Cash Reserves in Respect of
Distributions in Excess of the Sponsor Subsidiary Minimum Monthly Cash Balance. Subject to Section 7.04(k), Mustang shall, upon Noric Holdings's request, from time to time direct the Sponsor Subsidiary Collateral Agent to transfer funds in the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and/or the Noric Holdings IV Cash Reserve (free of any Lien under the Sponsor Subsidiary Credit Documents) to any Sponsor Subsidiary Member or such other Person or account as Noric Holdings directs an aggregate amount equal to the amount (if any) by which the aggregate amount on deposit in the Sponsor Subsidiary Cash Reserve, Noric Holdings I Cash Reserve and/or the Noric Holdings IV Cash Reserve after giving effect to any prepayment made pursuant to Section
2.10 is in excess of the sum of the Dispositions Reserve Amount and the Sponsor Subsidiary Minimum Monthly Cash Balance for the then-applicable month; provided that such transfers shall be permitted only upon delivery by a Responsible Officer of El Paso of a Compliance Certificate substantially in the form attached hereto as Exhibit 7.04(f) showing the amount to be so transferred and certifying that, immediately prior to and after giving effect to such transfer, all of the requirements to Section 7.04(k) have been met.

                  (g) Transfers from the Total Cash Collateral Amount in the Cash Reserves. Subject to Section 7.06 and provided that no Incipient Event, Event of Default, Notice Event, Termination Event, or Liquidating Event shall have occurred and be continuing or would result therefrom Noric Holdings shall have the right to direct the Sponsor Subsidiary Collateral Agent to make transfers from the Total Cash Collateral Amount in the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and/or the Noric Holdings IV Cash Reserve to a Sponsor Subsidiary Member or such other Person or account as Noric Holdings directs in an amount not exceeding the balance of the Total Cash Collateral Amount on (A) any date on which (w) any prepayment of the principal amount of Advances is made in accordance with Section 2.05, (x) any increase of the E&P Borrowing Base becomes effective pursuant to the terms of this Agreement as a result of the acquisition of additional Subject Interests pursuant to a Production Payment Conveyance, or (y) any increase of the E&P Borrowing Base occurs as a result of an E&P Borrowing Base Redetermination of E&P Assets based on the most recent Reserve Report (other than with respect to new Participation Properties included in a pro forma Reserve Report) or (z) any increase of the Aggregate Energy Investments Loan Value Amount becomes effective pursuant to
Section 2.11 of this Agreement (B) each Coverage Test Date and (C) the date referred to in Section 5.07(f) (each such date being a "CASH COLLATERAL AMOUNT DISTRIBUTION DATE"); provided that such transfers shall be permitted upon delivery by a Responsible Officer of El Paso of a Compliance Certificate substantially in the form attached hereto as Exhibit 7.04(g), showing the amount of the Total Cash Collateral Amount to be so transferred and the calculation of the financial covenant set forth in Section 5.04(f).

                  (h) Transfers from the Sponsor Subsidiary Cash Reserve in Respect of Distributions from the Proceeds Accounts. Subject to Sections 7.04(k) and 7.06 and pursuant to Section 5.11, Mustang (or the Mustang Collateral Agent) shall, upon Noric Holdings' request, from time to time direct the Sponsor Subsidiary Collateral Agent to Distribute from the Sponsor Subsidiary Cash Reserve any amounts deposited into the Sponsor Subsidiary Cash Reserve pursuant to Section 7.02(a)(ii)(4) if, at any such time, Affiliate Loans are permitted to be made pursuant to Section 5.09(e).

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                  (i)      Transfer from the Cash Reserves in Respect of Net
Cash Proceeds and Disposition Value. The amounts deposited by any Sponsor Subsidiary into the Sponsor Subsidiary Cash Reserve pursuant to Section 5.02(d)(C)(4), the amounts deposited by Noric Holdings I, Noric or Noric LP into the Noric Holdings I Cash Reserve pursuant to Section 5.05(a)(D) and the amounts deposited by Noric Holdings IV or Lipizzan into the Noric Holdings IV Cash Reserve pursuant to Section 5.05(a)(F) may, at any time, be invested by Noric Holdings I and Noric Holdings IV, as the case may be, in Cash Equivalents. Noric Holdings, Noric Holdings I and Noric Holdings IV from time to time shall also have the right, subject to clauses (A) and (B) below, to apply any amounts on deposit in the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and the Noric Holdings IV Cash Reserve, as the case may be, to make El Paso Demand Loans or Distributions; provided that:

                           (A) with respect to any amounts deposited into the Sponsor Subsidiary Cash Reserve pursuant to Section 5.02(d)(C)(4), into the Noric Holdings I Cash Reserve pursuant to Section 5.05(a)(D) and into the Noric Holdings IV Cash Reserve pursuant to Section 5.05(a)(F), such amounts shall be held in the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve or the Noric Holdings IV Cash Reserve, as the case may be, pending an E&P Borrowing Base Redetermination pursuant to Section 2.09(e) (or, in the absence of such redetermination, a redetermination pursuant to
                  Section 2.09(b)) and, on or after the E&P Borrowing Base Effective Date occurring after any Disposition referred to in Sections 5.02(d)(C)(4), 5.05(a)(D) and 5.05(a)(F), may be
                  applied by Noric Holdings, Noric Holdings I and Noric Holdings IV, as the case may be, to make El Paso Demand Loans or Distributions; provided that, prior to such application of such amounts, to the extent there is any Collateral Shortfall Amount, the amount necessary to cure such Collateral Shortfall Amount (x) shall have been deposited, or deemed deposited, into the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and/or the Noric Holdings IV Cash Reserve as a Cash Collateral Amount and/or (y) shall have been applied to prepay the Advances in accordance with Section 2.05(b)(v) in order to ensure compliance with the financial covenant set forth in Section 5.04(f) after giving effect to such deposit and/or prepayment;

                           (B) notwithstanding anything to the contrary contained in clause (A) above, if the new E&P Borrowing Base that will become effective on the next E&P Borrowing Base Effective Date has been determined on the basis of a pro forma Reserve Report, Noric Holdings, Noric Holdings I and Noric Holdings IV, as the case may be, may apply, immediately prior to or contemporaneously with such new E&P Borrowing Base becoming effective, (1) the Net Cash Proceeds from any Disposition referred to in Sections 5.02(d)(C)(4) and 5.05(a)(D) and (2) an amount not to exceed the aggregate Disposition Value of the Relevant Assets from any Disposition described in Section 5.05(a)(F), as the case may be, solely to complete the proposed acquisition of the Relevant Assets reflected in such pro forma Reserve Report and in an aggregate amount not to exceed the PV-10 Value of such Relevant Assets to be acquired; provided that (x) the new E&P Borrowing Base shall become effective, in accordance with Section 2.09(e), immediately after or contemporaneously with the completion of such acquisition, (y) to the

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

                  extent there is any Collateral Shortfall Amount, the amount necessary to cure such Collateral Shortfall Amount (A) shall have been deposited, or deemed deposited, into the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and/or the Noric Holdings IV Cash Reserve as a Cash Collateral Amount and/or (B) shall have been applied to prepay the Advances in accordance with Section 2.05(b)(v) in order to ensure compliance with the financial covenant set forth in
                  Section 5.04(f) after giving effect to such deposit and/or prepayment, and (z) on or after such new E&P Borrowing Base Effective Date, the remaining balance, if any, of the Net Cash Proceeds from any Disposition referred to in Sections 5.02(d)(C)(4) and 5.05(a)(D) and the remaining balance, if any, of the Disposition Value of the Relevant Assets from any Disposition described in Section 5.05(a)(F) may be applied by Noric Holdings, Noric Holdings I and Noric Holdings IV, as the case may be, to make El Paso Demand Loans or Distributions; and

                           (C) the conditions set forth in Section 7.04(k) are satisfied.

                  (j) Application of Total Cash Collateral Amount. The Total Cash Collateral Amount in the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and/or Noric Holdings IV Cash Reserve may be applied at any time to prepay Advances in accordance with Section 2.05(a).

                  (k) Transfers from the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and the Noric Holdings IV Cash Reserve in Respect of Amounts in Excess of the Sponsor Subsidiary Minimum Monthly Cash Balance. (i) The following conditions must be satisfied on any date of determination prior to the making of any El Paso Demand Loan pursuant to Section
7.03 or Section 7.04(i), any Distribution pursuant to Section 7.04(f), Section 7.04(h) or Section 7.04(i) and any Affiliate Loan pursuant to Section 7.04(h):
(w) immediately prior to and immediately after the making of all such Distributions, El Paso Demand Loans and Affiliate Loans on such date of determination (but after giving effect to all prepayments of Advances and payments of Cash Collateral Amounts made on or prior to such date of determination) no Collateral Shortfall Amount exists, (x) immediately prior to and immediately after the making of all such Distributions, El Paso Demand Loans and Affiliate Loans on such date of determination each Sponsor Subsidiary would be in compliance with the requirements of Section 5.04(c) determined as of the immediately preceding Coverage Test Date (or, if applicable, the Coverage Test Date occurring on such date of determination); (y) any transfer of the Total Cash Collateral Amount shall be made only in accordance with Section 7.04(g) and
(z) no Incipient Event or Event of Default, Notice Event, Termination Event or Liquidating Event shall have occurred and be continuing or would result from the making of any of such Distributions, El Paso Demand Loans and/or Affiliate Loans.

                  (ii) Amounts on deposit in any Cash Reserve at any time shall be available to satisfy the Sponsor Subsidiary Minimum Monthly Cash Balance only if such amounts are invested in cash or Cash Equivalents at such time.

                  Section 7.05. Transfers from the Sponsor Subsidiary Operating Account. (a) Excluded Payments. Mustang may from time to time, upon Noric Holdings' request, direct the

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

Sponsor Subsidiary Collateral Agent to transfer from the Sponsor Subsidiary Operating Account (free from any Lien under the Sponsor Subsidiary Credit Documents) to such account or Person as Noric Holdings designates such amount as is represented by Excluded Payments (to the extent not paid).

                  (b) Sponsor Subsidiary Expenses. Mustang may from time to time, upon request from Noric Holdings, direct the Sponsor Subsidiary Collateral Agent to transfer from the Sponsor Subsidiary Operating Account (free from any Lien under the Sponsor Subsidiary Credit Documents) to such account or Person as Noric Holdings designates such amounts as are necessary to pay Sponsor Subsidiary Expenses when due.

                  (c) Energy Investments Capital Calls. Mustang may from time to time, upon Noric Holdings' request, direct the Sponsor Subsidiary Collateral Agent to transfer from the Sponsor Subsidiary Operating Account (free from any Lien under the Sponsor Subsidiary Credit Documents) to such account or Person as Noric Holdings designates such amounts as are necessary to meet capital calls with respect to Energy Investments to the extent such funds have been transferred to the Sponsor Subsidiary Operating Account pursuant to Section 7.04(e).

                  (d)      [Intentionally Omitted].

                  (e)      [Intentionally Omitted].

                  Section 7.06. Subsisting Event of Default or Incipient Event. Notwithstanding anything to the contrary set forth in Section 7.04 or Section 7.05, if Mustang provides notice to the Sponsor Subsidiary Collateral Agent of the occurrence and continuance of an Event of Default, Notice Event, Termination Event or Incipient Event, and until such time as the Sponsor Subsidiary Collateral Agent receives notice from Mustang that such Event of Default, Notice Event, Termination Event or Incipient Event no longer continues, the Sponsor Subsidiary Collateral Agent shall (and each Sponsor Subsidiary agrees not to take any action inconsistent with any such action by the Sponsor Subsidiary Collateral Agent) hold all funds in the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve, the Noric Holdings IV Cash Reserve and the Sponsor Subsidiary Operating Account for application, following and during the continuance of an Event of Default, pursuant to Section 13 of the Sponsor Subsidiary Security Agreement and Section 7.07 hereof, as directed by Mustang. Mustang shall promptly notify the Sponsor Subsidiary Collateral Agent and the Mustang Collateral Agent if any Incipient Event, Notice Event, Termination Event or Event of Default ceases to exist or is waived.

                  Section 7.07. Transfers from the Cash Reserves and the Sponsor Subsidiary Operating Account in Respect of Payments on the Maturity Date and Application of Proceeds of Collateral Pursuant to the Sponsor Subsidiary Security Agreement. Subject to Section 13 of the Sponsor Subsidiary Security Agreement, on:

                  (a)      the Maturity Date;

                  (b) receipt by the Sponsor Subsidiary Collateral Agent of any proceeds of Collateral upon and after any sale of, collection from, or other realization upon, all or any part of the Collateral pursuant to the exercise of remedies available to the Sponsor Subsidiary Collateral Agent under the Sponsor Subsidiary Security Agreement; or

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                  (c)      receipt by the Sponsor Subsidiary Collateral Agent of
         any proceeds of any Disposition of Sponsor Subsidiary Property after the Liquidation Start Date,

the Sponsor Subsidiary Collateral Agent shall (and each Sponsor Subsidiary agrees not to take any action inconsistent with such action by the Sponsor Subsidiary Collateral Agent) direct the Sponsor Subsidiary Collateral Agent to transfer (free from any Lien under the Sponsor Subsidiary Credit Documents) to the Mustang Operating Account all amounts on deposit in the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve, the Noric Holdings IV Cash Reserve and the Sponsor Subsidiary Operating Account and such proceeds, such transfer to be applied to the Obligations of the Sponsor Subsidiaries in the following order of priority (without duplication):

                  (1) First, to the aggregate amount of fees and other amounts then due and payable to the Sponsor Subsidiary Collateral Agent under this Agreement;

                  (2) Second, to accrued and unpaid interest then due and payable under this Agreement;

                  (3)      Third, to the repayment of principal of the Advances;

                  (4) Fourth, to any other payment to be made by the Sponsor Subsidiaries on such date; and

                  (5)      Fifth, the balance (if any) to Noric Holdings.

                                  Article VIII

                              THE COLLATERAL AGENT

                  Section 8.01. Authorization and Action. Each of Mustang and Clydesdale and each Sponsor Subsidiary hereby appoints and authorizes Wilmington as the Sponsor Subsidiary Collateral Agent hereunder to take such action as Sponsor Subsidiary Collateral Agent on its respective behalf (and on behalf of any subsequent holder of Advances or of Sponsor Subsidiary Subordinated Notes) and to exercise such powers under this Agreement and the other Sponsor Subsidiary Credit Documents as are expressly delegated to the Sponsor Subsidiary Collateral Agent by the terms hereof and thereof. As to any matters not expressly provided for by the Sponsor Subsidiary Credit Documents, including enforcement or collection of the Indebtedness resulting from the Advances and enforcement of this Agreement, the Sponsor Subsidiary Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of Mustang and the Mustang Collateral Agent and such instructions shall be binding upon Mustang; provided that the Sponsor Subsidiary Collateral Agent shall not be required to take any action that exposes it to personal liability or that is contrary to this Agreement or Applicable Law. The Sponsor Subsidiary Collateral Agent agrees to give to Mustang and the Mustang Collateral Agent prompt notice of each notice and copies of all other documents (if any) given to it by the Sponsor Subsidiaries pursuant to the terms of this Agreement and the other Sponsor Subsidiary Credit Documents.

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                  Section 8.02. Sponsor Subsidiary Collateral Agent's Reliance,
Etc. Neither the Sponsor Subsidiary Collateral Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Sponsor Subsidiary Credit Documents, except for its or their own gross negligence, fraud or willful misconduct, and each party hereto agrees that it will not assert or seek to assert any claim it might have against any of them in violation of this provision. Without limiting the generality of the foregoing:

                  (a) the Sponsor Subsidiary Collateral Agent may consult with legal counsel (including counsel for any Sponsor Subsidiary), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts;

                  (b) the Sponsor Subsidiary Collateral Agent makes no warranty or representation to Mustang and shall not be responsible to Mustang for any statements, warranties or representations made in or in connection with the Sponsor Subsidiary Credit Documents;

                  (c) the Sponsor Subsidiary Collateral Agent shall have no duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Sponsor Subsidiary Credit Document on the part of any Sponsor Subsidiary or to inspect the property (including the books and records) of any Sponsor Subsidiary;

                  (d) the Sponsor Subsidiary Collateral Agent shall not be responsible for the due execution, legality, validity, enforceability, genuineness, sufficiency, or value of any Operative Document or any other instrument or document furnished pursuant hereto or thereto;

                  (e) the Sponsor Subsidiary Collateral Agent shall not be liable under or in respect of any Operative Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy or e-mail) believed by it to be genuine and signed or sent by the proper party or parties;

                  (f) the Sponsor Subsidiary Collateral Agent shall not be liable for any losses incurred as the result of any sale or disposition of Permitted Investments or the transfer of any funds pursuant to the terms hereof; and

                  (g) the Sponsor Subsidiary Collateral Agent makes no representation or warranty and shall have no responsibility concerning the value or validity of the Collateral or the validity or the perfection of the pledge thereof nor concerning Liens thereon, except as expressly set forth in Section 6.5 of the Sponsor Subsidiary Collateral Agent Agreement.

                  Section 8.03. Mustang Credit Decision. Mustang acknowledges that it has, independently and without reliance upon the Sponsor Subsidiary Collateral Agent and based on such documents and information as it has deemed appropriate, made its own credit analysis and

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decision to enter into this Agreement. Mustang also acknowledges that it will, independently and without reliance upon the Sponsor Subsidiary Collateral Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                  Section 8.04. Fee. The Sponsor Subsidiaries shall jointly and severally pay the Sponsor Subsidiary Collateral Agent an annual fee in the amount set out in and pursuant to the terms of the Sponsor Subsidiary Collateral Agent Fee Letter.

                                   Article IX

   ASSIGNMENTS; ACCESSION OF ADDITIONAL SPONSOR SUBSIDIARIES; ACQUISITIONS OF
                               TRANSACTION ASSETS

                  Section 9.01. No Assignment by any Sponsor Subsidiary. No Sponsor Subsidiary may assign or otherwise transfer any of its rights or obligations under this Agreement.

                  Section 9.02. Additional Sponsor Subsidiaries and Acquisitions of Transaction Assets. An El Paso Company may become an additional Sponsor Subsidiary and an existing Sponsor Subsidiary may acquire a Transaction Asset in accordance with the provisions of the Acquisition/Accession Procedures Schedule (Schedule I). The terms of the Acquisition/Accession Procedures Schedule shall be incorporated herein as if set out herein in full.

                  Section 9.03. Permitted Assignment by Mustang. After the occurrence of a Liquidating Event, Mustang may assign or otherwise transfer any or all of its rights or obligations under this Agreement to any Person; provided that such assignment shall only be valid if the assignee's ownership of an interest in an Advance, and any interest thereon payable by a Sponsor Subsidiary, is reflected in the books of such Sponsor Subsidiary.

                                   Article X

                                 INDEMNIFICATION

                  Section 10.01. Indemnities by Sponsor Subsidiaries. Each Sponsor Subsidiary jointly and severally agrees, to the fullest extent permitted by Applicable Law, to indemnify and hold harmless each Indemnified Person on an After-Tax Basis from and against any and all claims, damages, liabilities and expenses (including fees and disbursements of counsel and claims, damages, liabilities and expenses relating to environmental matters) other than Taxes or Other Taxes (except in the case of the Sponsor Subsidiary Collateral Agent) (all of the foregoing to the extent not expressly excluded being collectively referred to as the "INDEMNIFIED AMOUNTS") for which any of them may become liable or which may be incurred or realized by or asserted against any such Indemnified Person, in each case in connection with or arising out of or by reason of any investigation, litigation, or proceeding, whether or not any Indemnified Person is a party thereto, arising out of, related to or in connection with this Agreement, any Sponsor Subsidiary Credit Document, any Operative Document, or any Assigned Agreement, or the use

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of proceeds of any Advance, including any and all Indemnified Amounts relating to, growing out of or resulting from:

                  (i) reliance on any representation or warranty or statement made or deemed made by any El Paso Party in any Operative Document that shall have been incorrect in any material respect when made or deemed made;

                  (ii) the failure by any El Paso Party to comply with any Applicable Law with respect to any Operative Document or Assigned Agreement, or the nonconformity of any Operative Document or Assigned Agreement with any such Applicable Law;

                  (iii) the failure to vest in the Sponsor Subsidiary Collateral Agent a valid and perfected first priority security interest in the Collateral (subject to Permitted Liens);

                  (iv) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC (or its equivalent) of any applicable jurisdiction or other Applicable Laws with respect to any Collateral;

                  (v) any dispute, claim, offset or defense of any party to any Operative Document or Assigned Agreement to the payment of any amount owing to any Sponsor Subsidiary under the provisions thereof (including a defense based on such payment or the related Operative Document or Assigned Agreement not being a legal, valid and binding obligation of such Person enforceable against it in accordance with its terms);

                  (vi) any failure by any El Paso Party to perform any duty or obligation (other than a payment obligation) under any Operative Document or Assigned Agreement or any failure by any Intermediate Holder or Underlying Business to perform any duty or obligation under any Assigned Agreement;

                  (vii) any investigation, litigation or proceeding in respect of any Operative Document or Assigned Agreement or arising out of or related to the use of the proceeds of any Advance; or

                  (viii) (A) any petition or proceeding (x) seeking or asserting or (y) a court ordering, in any case or proceeding under the United States Bankruptcy Code involving El Paso, any El Paso Party or any other Subsidiary of El Paso, as debtor, that the assets and liabilities of Lusitano, Lipizzan, Noric, Palomino, Paso Fino, Noric LP or any Sponsor Subsidiary be consolidated substantively with the assets and liabilities of El Paso, any El Paso Party (other than Lusitano, Lipizan, Noric, Palomino, Paso Fino, Noric LP or any Sponsor Subsidiary) or any other Subsidiary of El Paso (other than Lusitano, Lipizzan, Noric, Palomino, Paso Fino, Noric LP or any Sponsor Subsidiary) and (B) defending against any petition, proceeding or order referred to in clause (A) above; it being agreed that upon the occurrence of an event described in clause (A)(y) above which is or becomes a final judgment or order, the Indemnified Persons involved shall be entitled to recover from the Sponsor Subsidiaries, as liquidated damages for Indemnified Amounts under such clause (A) (but without prejudice to amounts recoverable under clause (B) above or any other provision of the Operative Documents), and not as a penalty, an aggregate amount equal to the outstanding principal amount of the Advances,

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         together with all interest accrued and unpaid thereon to such date in addition to all other Indemnified Amounts hereunder.

                  Section 10.02. Survival of Indemnification Obligations. All indemnities provided for in this Agreement shall survive the termination of this Agreement.

                  Section 10.03. Limitations on Indemnification Obligations. The indemnities provided in Section 10.01 shall be subject to the following limitations:

                  (a) Limitation by Law. Such sections shall be enforced only to the maximum extent permitted by Applicable Law.

                  (b) Misconduct, Etc. No Indemnified Person shall be indemnified or held harmless for and no Sponsor Subsidiary shall have any liability for or in respect of, any Expenses with respect to such Indemnified Person to the extent caused by or resulting from (i) the actual fraud, willful misconduct, bad faith or gross negligence of such Indemnified Person or any of its Related Persons or (ii) any inaccuracy in, or breach of, any written certification, representation or warranty made by such Indemnified Person or any of its Related Persons in any Operative Document or in any written report or certification required hereunder or under any other Operative Document (unless and to the extent such inaccuracy or breach is attributable to any written information provided by El Paso or its Affiliates), in each case under this clause (iii) (A) if, but only if, such certification, representation or warranty is made as of a specific date, as of the date as of which the facts stated therein were certified, represented or warranted and (B) in all other cases, as of any date or during any period to which such certification, representation or warranty may be applicable.

                  (c)      No Duplication. Indemnified Amounts under this
         Article X shall be without duplication of any amounts payable under indemnification provisions of any other Operative Document or other agreement or any amounts actually paid thereunder.

                  (d) Limitation with Respect to Production Payments. No Indemnified Person shall be indemnified or held harmless for any insufficiency in the quantity of Hydrocarbons produced from the Subject Lands (as defined in each Production Payment Agreement) and attributable to the Subject Interests.

                  Section 10.04. Payments. Any amounts subject to the indemnification provisions of this Article X shall be paid by each Sponsor Subsidiary within two Business Days following demand therefor, accompanied, as may be appropriate in the context, by supporting documentation in reasonable detail. Payment shall be made to the bank account or at another location as such Indemnified Person shall designate in writing or as is expressly required under any Operative Document the obligations under which are the subject of any such payment, not later than 10:00 AM (New York time) on the date for such payment in immediately available funds.

                  Section 10.05. Procedural Requirements. (a) Notice of Claims. Any Indemnified Person that proposes to assert a right to be indemnified under this Article X will, promptly after receipt of notice of commencement of any action, suit or proceeding against such

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Indemnified Person in respect of which a claim is to be made against any Sponsor
Subsidiary under this Article X (an "INDEMNIFIED PROCEEDING"), or the incurrence or realization of Indemnified Amounts in respect of which a claim is to be made against any Sponsor Subsidiary under this Article X, notify Noric Holdings of the commencement of such Indemnified Proceeding or of such incurrence or realization, enclosing a copy of all relevant documents, including all papers served and claims made, but the omission so to notify Noric Holdings promptly of any such Indemnified Proceeding or incurrence or realization shall not relieve
(x) any Sponsor Subsidiary from any liability that it may have to such Indemnified Person under this Article X or otherwise, except, as to each Sponsor Subsidiary's liability under this Article X, to the extent, but only to the extent, that such Sponsor Subsidiary shall have been prejudiced by such omission, or (y) any other indemnitor from liability that it may have to any Indemnified Person under the Operative Documents.

                  (b) Defense of Proceedings. In case any Indemnified Proceeding shall be brought against any Indemnified Person and it shall notify Noric Holdings of the commencement thereof, the Sponsor Subsidiaries together shall be entitled to participate in, and to assume the defense of, such Indemnified Proceeding with counsel reasonably satisfactory to such Indemnified Person and, after notice from Noric Holdings to such Indemnified Person of such Sponsor Subsidiary's election so to assume the defense thereof and the failure by such Indemnified Person to object to such counsel within ten Business Days following its receipt of such notice, no Sponsor Subsidiary shall be liable to such Indemnified Person for legal or other expenses incurred after such notice of election to assume such defense except as provided below and except for the reasonable costs of investigating, monitoring or cooperating in such defense subsequently incurred by such Indemnified Person reasonably necessary in connection with the defense thereof. Such Indemnified Person shall have the right to employ its counsel in any such Indemnified Proceeding, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless:

                  (i) the employment of counsel by such Indemnified Person at the expense of the Sponsor Subsidiaries has been authorized in writing by Noric Holdings;

                  (ii) such Indemnified Person shall have reasonably concluded in its good faith (which conclusion shall be determinative unless a court determines that conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between a Sponsor Subsidiary and such Indemnified Person in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Person (it being agreed that in any case referred to in this clause (ii) the Sponsor Subsidiaries shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Person);

                  (iii) the Sponsor Subsidiaries shall not have employed Jones, Day, Reavis and Pogue, or other counsel reasonably acceptable to the Indemnified Person, to assume the defense of such Indemnified Proceeding within a reasonable time after notice of the commencement thereof (provided that this clause shall not be deemed to constitute a waiver of any conflict of interest which may arise with respect to any such counsel); or

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                  (iv)     any counsel employed by the Sponsor Subsidiaries
         shall fail to timely commence or maintain the defense of such Indemnified Proceeding;

in each of which cases the fees and expenses of counsel for such Indemnified Person shall be at the expense of the Sponsor Subsidiaries jointly and severally; provided that without the prior written consent of such Indemnified Person, no Sponsor Subsidiary shall settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding, unless such settlement, compromise or consent or related judgment includes an unconditional release of such Indemnified Person from all liability for Expenses arising out of such claim, action, investigation, suit or other legal proceeding. No Indemnified Person shall settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding in respect of which any payment would result hereunder or under the Operative Documents without the prior written consent of El Paso, such consent not to be unreasonably withheld or delayed. Only one counsel shall be retained by all Indemnified Persons with respect to any Indemnified Proceeding, unless counsel for any Indemnified Person reasonably concludes in good faith (which conclusion shall be determinative unless a court determines that conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between such Indemnified Person and one or more other Indemnified Persons in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Person (it being agreed that in any case referred to in this sentence such Indemnified Person may retain separate counsel together with all other Indemnified Persons subject to the same conflict of interest or sharing such additional defenses, claims, counterclaims or causes of action).

THE FOREGOING INDEMNITIES SHALL EXPRESSLY INCLUDE ANY INDEMNIFIED AMOUNTS ATTRIBUTABLE TO THE ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE OF ANY INDEMNIFIED PERSON.

                                   ARTICLE XI

                                  MISCELLANEOUS

                  Section 11.01. Amendments, Etc. No amendment, waiver, modification or supplement of any provision of this Agreement or any other Sponsor Subsidiary Credit Document, nor consent to any departure by any Sponsor Subsidiary therefrom, shall in any event be effective unless the same shall be in writing and signed by Noric Holdings and Mustang; provided that if the amendment, waiver, modification, or supplement relates to the rights or obligations of the Sponsor Subsidiary Collateral Agent under this Agreement, then the consent of the Sponsor Subsidiary Collateral Agent also shall be required. Such amendment, waiver, modification, supplement or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  Section 11.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopy communication) and mailed, telecopied or delivered:

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                           (a)      if to any Sponsor Subsidiary, to such
         Sponsor Subsidiary c/o Wilmington Trust Company, 1100 North Market Street, Rodney Square North, Wilmington, DE 19890 - 1600, Attention:
         Corporate Trust Administration, Facsimile No.: 302-651-8882, with a copy to El Paso at the address set forth in the El Paso Agreement;

                           (b) if to Mustang, c/o Wilmington Trust Company at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-1600, Attention: Corporate Trust Administration, Facsimile No.:
         (302) 651-8882 with a copy to Citicorp North America, Inc., as Mustang Collateral Agent, 388 Greenwich Street, New York, New York 10013,
         Attention: Global Maximization Unit, Facsimile: (212) 816-0262 with copies to Citibank, N.A., 1200 Smith Street, Houston, Texas 77002,
         Attention: Amy Pincu, Relationship Manager, El Paso Corporation,
         Facsimile: (713) 654-2849 and to Capital Structuring, Citibank, N.A.,
         Attention: Elliot Conway, Managing Director, Capital Structuring, Facsimile (212) 816-0636;

                           (c) if to the Sponsor Subsidiary Collateral Agent, c/o Wilmington Trust Company at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-1600, Attention: James Hanley, Facsimile No.: (302) 651-8882, with a copy to Citicorp North America, Inc., as Mustang Collateral Agent, 388 Greenwich Street, New York, New York 10013, Attention: Global Maximization Unit, Facsimile:
         (212) 816-0262 with copies to Citibank, N.A., 1200 Smith Street, Houston, Texas 77002, Attention: Amy Pincu, Relationship Manager, El Paso Corporation, Facsimile: (713) 654-2849 and to Capital Structuring, Citibank, N.A., Attention: Elliot Conway, Managing Director, Capital Structuring, Facsimile (212) 816-0636;

                           (d) if to Clydesdale, at Appaloosa Holdings Company, c/o Wilmington Trust Company, 1100 North Market Street, Rodney Square North, Wilmington, DE 19890 - 1600, Attention: Corporate Trust Administration, Facsimile No.: 302-651-8882, with a copy to El Paso at the address set forth in the El Paso Agreement;

or at such other address as shall be designated by such party in a written notice to the other parties. Any such notices and communications shall be deemed to be delivered, given, and received for all purposes as of the date so delivered, if delivered personally, or otherwise as of the date on which the same was received (if a Business Day or, if not, on the next succeeding Business
Day).

                  Section 11.03. No Waiver, Remedies. No failure on the part of Mustang, the Sponsor Subsidiary Collateral Agent or the Mustang Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any other Sponsor Subsidiary Credit Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  Section 11.04. Costs and Expenses. (a) Each Sponsor Subsidiary jointly and severally agrees to pay pursuant to Section 7.04:

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                  (i)      all reasonable costs and expenses of the Sponsor
         Subsidiary Collateral Agent and Mustang, in connection with the administration, modification and amendment of any Sponsor Subsidiary Credit Document (including (A) all due diligence, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing, rating agency and recording fees and expenses, (B) the preservation of, or the sale (other than any registration under the securities laws with respect thereto) of, collection from, or other realization upon, any of the Collateral, (C) the enforcement of any of the rights of the Sponsor Subsidiary Collateral Agent or Mustang under any Sponsor Subsidiary Credit Document and (D) the reasonable fees and expenses of counsel for the Sponsor Subsidiary Collateral Agent and Mustang with respect to advising such Person as to its rights and responsibilities, or the perfection, protection, or preservation of rights or interests, under any Sponsor Subsidiary Credit Document, with respect to negotiations with any Sponsor Subsidiary or with other creditors of any Sponsor Subsidiary arising out of any Incipient Event or Event of Default or with Mustang or El Paso arising out of any Notice Event, Termination Event or Liquidating Event or any events or circumstances that may give rise to an Incipient Event or Event of Default or a Notice Event, Termination Event or Liquidating Event and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto with respect to any Sponsor Subsidiary, Mustang or El Paso); and

                  (ii) all reasonable out-of-pocket costs and expenses of the Sponsor Subsidiary Collateral Agent and Mustang in connection with the enforcement of any Sponsor Subsidiary Credit Document, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including the reasonable fees and expenses of counsel for Mustang with respect thereto), subject, in each case to the limitations set forth in
         Section 10.03.

                  (b) If the Sponsor Subsidiaries fail to pay when due any costs, expenses or other amounts payable by them under any Sponsor Subsidiary Credit Document, including fees and expenses of counsel and indemnities, but excluding principal and interest payments and commitment fees, such amount may be paid on behalf of the Sponsor Subsidiaries by Mustang, in its sole discretion.

                  (c)      The indemnities set forth in Article X and this
Section 11.04 shall be in addition to any other obligations or liabilities of any Sponsor Subsidiary hereunder or at common law or otherwise; provided that the indemnities set forth in Article X and this Section 11.04 shall not apply with respect to Relevant Taxes and liabilities with respect thereto, for which the exclusive remedy of Mustang and the Sponsor Subsidiary Collateral Agent against each Sponsor Subsidiary shall be pursuant to Section 2.07 hereof. Without prejudice to the survival of any other obligation of any Sponsor Subsidiary under this Agreement, but subject to the foregoing, the indemnities and obligations contained in Article X and this Section 11.04 shall survive the payment in full of the principal of and interest on the Advances or the termination of this Agreement.

                  Section 11.05. Right of Setoff. On and after the Liquidation Start Date, Mustang is hereby authorized at any time and from time to time, to the fullest extent permitted by

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Applicable Law, to setoff and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Mustang to or for the credit or the account of any Sponsor Subsidiary against any and all of the Obligations of any Sponsor Subsidiary now or hereafter existing under this Agreement and although such obligations may be unmatured. The rights of Mustang under this Section are in addition to other rights and remedies (including other rights of setoff) that Mustang may have.

                  Section 11.06. Binding Effect. This Agreement shall become effective when it shall have been executed by each Sponsor Subsidiary party hereto on the date of this Agreement, Mustang, the Mustang Collateral Agent, Clydesdale, and the Sponsor Subsidiary Collateral Agent and thereafter shall be binding upon and inure to the benefit of each Sponsor Subsidiary (including each Additional Sponsor Subsidiary pursuant to Section 9.02 hereof and the terms of the Acquisition/Accession Procedures Schedule), Mustang and the Designated Representative and their respective successors and assigns and each other Indemnified Person.

                  Section 11.07. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  Section 11.08. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  Section 11.09. Non-Recourse Liability. No recourse shall be had against the principal amount of (as distinguished from any interest payable on) any A-Loan (other than in respect of any prepayment of principal of the A-Loan Notes described in Section 2.05(b)(v)).

                  Section 11.10. WAIVER OF JURY TRIAL. EACH SPONSOR SUBSIDIARY, THE SPONSOR SUBSIDIARY COLLATERAL AGENT, MUSTANG, THE MUSTANG COLLATERAL AGENT AND CLYDESDALE EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE SPONSOR SUBSIDIARY CREDIT DOCUMENTS, THE ADVANCES OR ACTIONS OF THE SPONSOR SUBSIDIARY COLLATERAL AGENT OR MUSTANG IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                  Section 11.11. Authorization of Noric Holdings as Sponsor Subsidiaries' Agent. Each Sponsor Subsidiary (other than Noric Holdings) hereby
(a) appoints Noric Holdings as its agent to take all actions, do all things, and exercise all discretions, in each case for and on behalf of such Sponsor Subsidiary, that are expressly delegated to Noric Holdings under the Operative Documents and/or that such Sponsor Subsidiary is entitled to take, do or exercise, under the Sponsor Subsidiary Credit Documents or any other Operative Document and (b) authorizes Noric Holdings, for and on behalf of such Sponsor Subsidiary, to execute and deliver all

Sponsor Subsidiary Credit Agreement
certificates and notices to be delivered by such Sponsor Subsidiary under the Sponsor Subsidiary Credit Documents or any other Operative Document.

                  Section 11.12. Consent to Jurisdiction. (a) Each Sponsor Subsidiary hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City and any appellate court from any thereof in any action or proceeding by Mustang or any other Indemnified Person (each such Person, a "CLAIMANT") in respect of, but only in respect of, any claims or causes of action arising out of or relating to any Sponsor Subsidiary Credit Document (such claims and causes of action, collectively, being "PERMITTED CLAIMS"), and each Sponsor Subsidiary hereby irrevocably agrees that all Permitted Claims may be heard and determined in such New York State court or in such Federal court. Each Sponsor Subsidiary hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding in any aforementioned court in respect of Permitted Claims. Each Sponsor Subsidiary hereby irrevocably appoints CT Corporation System (the "PROCESS AGENT"), with an office on the date hereof at 111 8th Avenue, New York, New York 10011, as its agent to receive on behalf of such Person and its property service of copies of the summons and complaint and other process which may be served on a Claimant in any such action or proceeding in any aforementioned court in respect of Permitted Claims. Such service may be made by delivering a copy of such process to a Sponsor Subsidiary by courier and by certified mail (return receipt requested), fees and postage prepaid, both (i) in care of the Process Agent at the Process Agent's above address and (ii) at El Paso's address specified pursuant to Section 6.2 of the El Paso Agreement, and each Sponsor Subsidiary hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. Each Sponsor Subsidiary agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  Nothing in this Section 11.12 shall affect the right of any Claimant to serve legal process in any other manner permitted by law or affect any right otherwise existing of any Claimant to bring any action or proceeding against any Sponsor Subsidiary or its property in the courts of other jurisdictions or (ii) shall be deemed to be a general consent to jurisdiction in any particular court or a general waiver of any defense or a consent to jurisdiction of the courts expressly referred to in subsection (a) above in any action or proceeding in respect of any claim or cause of action other than Permitted Claims.

                  Section 11.13. Permitted Disclosure. Notwithstanding any other provision of this Agreement, the parties to this Agreement hereby agree that each party (and each employee, representative, or other agent of each party) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to the taxpayer, relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

                  Section 11.14. No Novation, Etc. Nothing contained herein shall be deemed a novation or a repayment of or new advances of any obligations of any of the Sponsor Subsidiaries hereunder.

Sponsor Subsidiary Credit Agreement

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                             MUSTANG INVESTORS, L.L.C.

                                             By: Dongola, Inc.,
                                                 as its managing member

                                                 By: /s/ James A. Hanley
                                                     --------------------------
                                                     Name:  James A. Hanley
                                                     Title: Vice President

Sponsor Subsidiary Credit Agreement

                                  SPONSOR SUBSIDIARIES

                                  NORIC HOLDINGS, L.L.C.

                                  By: Shetland Holdings Company, as its class A
                                      member

                                       By: /s/ John J. Hopper
                                           -------------------------------------
                                           Name:  John J. Hopper
                                           Title: Vice President and Treasurer

Sponsor Subsidiary Credit Agreement

                             NORIC HOLDINGS I, L.L.C.

                             By: El Paso Noric Investments I, L.L.C., as its
                                 managing member

                             By:  /s/ John J. Hopper
                                ------------------------------------------
                                Name:  John J. Hopper
                                Title: Vice President

Sponsor Subsidiary Credit Agreement

                                  NORIC HOLDINGS III, L.L.C.

                                  By: El Paso Noric Investments III, L.L.C.,
                                      as its sole class A member

                                  By: /s/ Teresa L. Mc Donald
                                      ---------------------------------------
                                      Name:  Teresa L. McDonald
                                      Title: Vice President

Sponsor Subsidiary Credit Agreement

                             NORIC HOLDINGS IV, L.L.C.

                             By: El Paso Noric Investments IV, L.L.C., as its
                                 managing member

                             By: /s/ John J. Hopper
                                -------------------------------------------
                                 Name:  John J. Hopper
                                 Title: Vice President

Sponsor Subsidiary Credit Agreement

                              SPONSOR SUBSIDIARY COLLATERAL AGENT;

                              WILMINGTON TRUST COMPANY,
                              not in its individual capacity, but solely in its capacity as Sponsor Subsidiary Collateral Agent

                              By: /s/ James A. Hanley
                                  ------------------------------------------
                                  Name:  James A. Hanley
                                  Title: Financial Services Officer

Sponsor Subsidiary Credit Agreement

                                  MUSTANG COLLATERAL AGENT

                                  CITICORP NORTH AMERICA, INC., as Mustang
                                  Collateral Agent

                                  By: /s/ Amy Pincu
                                      -----------------------------------------
                                      Name:  Amy Pincu
                                      Title: Vice President

Sponsor Subsidiary Credit Agreement

                                  CLYDESDALE

                                  CLYDESDALE ASSOCIATES, L.P.

                                  By: Appaloosa Holdings Company,
                                      as its general partner

                                  By: /s/ John J. Hopper
                                      ------------------------------------------
                                      Name:  John J. Hopper
                                      Title: Vice President and Treasurer

Sponsor Subsidiary Credit Agreement

                                                                       EXHIBIT G
                                                           TO SPONSOR SUBSIDIARY
                                                                CREDIT AGREEMENT

                              TERMS AND CONDITIONS
        OF SUBORDINATION OF DEBT PERMITTED BY SECTION 5.02(b)(iv) OF THE
                      SPONSOR SUBSIDIARY CREDIT AGREEMENT

Sponsor Subsidiary Credit Agreement

                                                                SCHEDULE 3.04(b)
                                                           TO SPONSOR SUBSIDIARY
                                                                CREDIT AGREEMENT

                                 LEGAL OPINIONS

         1. Favorable opinion of Dewey Ballantine LLP, special counsel to the Borrower and the Equity Participants.

         2. Favorable opinion of Potter Anderson & Corroon LLP, special Delaware counsel to the Sponsor Subsidiaries and the Borrower.

         3. Favorable opinions of Jones Day, special counsel to El Paso, in respect of the Sponsor Subsidiaries and El Paso.

         4. Favorable opinion of the general counsel or associate general counsel of El Paso.

Sponsor Subsidiary Credit Agreement

                                                                 EXHIBIT 5.07(f)
                                                           TO SPONSOR SUBSIDIARY
                                                                CREDIT AGREEMENT

[DATE]

To:      Mustang Investors, L.L.C.

         Copies to those Persons listed on the attached Schedule I

                  Reference is made to the Amended and Restated Sponsor Subsidiary Credit Agreement (the "SPONSOR SUBSIDIARY CREDIT AGREEMENT"), originally dated as of May 9, 2000 as amended and restated as of December 15, 2000, June 29, 2001, July 19, 2002 and as further amended and restated as of April 16, 2003 among Noric Holdings, the other Sponsor Subsidiaries party thereto and Mustang Investors, L.L.C. Capitalized terms used and not defined herein have the respective meanings ascribed thereto in the Sponsor Subsidiary Credit Agreement.

                  I, [name of officer], [title of officer] of El Paso (the "COMPANY"), hereby certify that I am a Responsible Officer of the Company duly authorized to execute this Compliance Certificate, and I further certify that:

         (1) No Incipient Event, Event of Default, Liquidating Event, Sponsor Subsidiary Termination Event or Notice Event has occurred and is continuing [or specify nature of Incipient Event, Event of Default, Liquidating Event, Sponsor Subsidiary Termination Event or Notice Event and action that Sponsor Subsidiaries propose taking with respect to such event].

         (2) Attached hereto as Schedule II are the true and correct pro forma calculations, as of the date hereof and in accordance with Section 5.07(f) of the Sponsor Subsidiary Credit Agreement, of the financial covenants set forth under Section 5.04(a), (b) and (f) of the Sponsor Subsidiary Credit Agreement.

         (3) Attached hereto as Schedule III are true and correct copies of the Appraisals referred to in Section 5.07 of the Sponsor Subsidiary Credit Agreement.

IN WITNESS WHEREOF, I have hereunto set my hand as of the date first above written.

                                            By  ______________________________
                                            Name:
                                            Title:

Sponsor Subsidiary Credit Agreement

                                                                      SCHEDULE I

                             SCHEDULE OF ADDRESSEES

Mustang Investors, L.L.C.
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890 - 1600
Attention: Corporate Trust Department
Facsimile No.: 302-427-4749

Rio Grande Trust II
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890 - 1600
Attention: Corporate Trust Department
Facsimile No.: 302-651-8882

Citicorp North America, Inc.
as Administrative Agent
388 Greenwich Street
New York, NY 10013
Attention: Global Maximization Unit
Facsimile No.: 212-816-0262

Copy to:
Citibank Delaware
Disclosure Unit
Two Penns Way
Suite 200
New Castles, DE 19720
Attention: Sue Ann Leighty
Facsimile No.: (212) 994-0961

Capital Structuring
Citibank, N.A.
388 Greenwich Street
37th Floor
New York, NY 10013
Attention: Elliot Conway, Managing Director, Capital Structuring
Facsimile No.: 212-816-0636

Citibank, N.A.
1200 Smith Street
Suite 2000
Houston, TX 77002
Attention: Amy Pincu, Relationship Manager, El Paso Corporation
Facsimile No.: 713-654-2849

Sponsor Subsidiary Credit Agreement

                                                                 EXHIBIT 7.04(f)
                                                           TO SPONSOR SUBSIDIARY
                                                                CREDIT AGREEMENT

[DATE]

To:      Mustang Investors, L.L.C.

         Copies to those Persons listed on the attached Schedule I

                  Reference is made to the Amended and Restated Sponsor Subsidiary Credit Agreement (the "SPONSOR SUBSIDIARY CREDIT AGREEMENT"), originally dated as of May 9, 2000 as amended and restated as of December 15, 2000, June 29, 2001 and July 19, 2002 and as further amended and restated as of April 16, 2003, among Noric Holdings, the other Sponsor Subsidiaries party thereto, Mustang Investors, L.L.C. and certain other parties named therein. Capitalized terms used and not defined herein have the respective meanings ascribed thereto in the Sponsor Subsidiary Credit Agreement.

                  I, [name of officer], [title of officer] of El Paso (the "COMPANY"), hereby certify that I am a Responsible Officer of the Company duly authorized to execute this Compliance Certificate, and I further certify that:

         (1) Immediately prior and immediately after the making of the transfer set forth in (4) below (but after giving effect to all prepayments of Advances and payments of Cash Collateral Amounts made on or prior to the date hereof) no Collateral Shortfall Amount exists.

         (2) Immediately prior and immediately after the making of the transfer set forth in (4) below each Sponsor Subsidiary is in compliance with the requirements of Section 5.04(c) of the Sponsor Subsidiary Credit Agreement determined as of the Coverage Test Date immediately prior to (or, if applicable, occurring on) the date hereof.

         (3) No Incipient Event, Event of Default, Liquidating Event, Sponsor Subsidiary Termination Event or Notice Event has occurred and is continuing or would result from the making of the transfer set forth in (4) below.

         (4) The amount to be transferred pursuant to Section 7.04(f) of the Sponsor Subsidiary Credit Agreement on the date hereof is $_____________.

IN WITNESS WHEREOF, I have hereunto set my hand as of the date first above written.

                                               By  ____________________________
                                               Name:
                                               Title:

Sponsor Subsidiary Credit Agreement

                                                                      SCHEDULE I

                             SCHEDULE OF ADDRESSEES

Mustang Investors, L.L.C.
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890 - 1600
Attention: Corporate Trust Department
Facsimile No.: 302-427-4749

Rio Grande Trust II
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890 - 1600
Attention: Corporate Trust Department
Facsimile No.: 302-651-8882

Citicorp North America, Inc.
as Administrative Agent
388 Greenwich Street
New York, NY 10013
Attention: Global Maximization Unit
Facsimile No.: 212-816-0262

Copy to:
Citibank Delaware
Disclosure Unit
Two Penns Way
Suite 200
New Castles, DE 19720
Attention: Sue Ann Leighty
Facsimile No.: (212) 994-0961

Capital Structuring
Citibank, N.A.
388 Greenwich Street
37th Floor
New York, NY 10013
Attention: Elliot Conway, Managing Director, Capital Structuring
Facsimile No.: 212-816-0636

Citibank, N.A.
1200 Smith Street
Suite 2000
Houston, TX 77002
Attention: Amy Pincu, Relationship Manager, El Paso Corporation
Facsimile No.: 713-654-2849

Sponsor Subsidiary Credit Agreement

                                                                 EXHIBIT 7.04(g)
                                                           TO SPONSOR SUBSIDIARY
                                                                CREDIT AGREEMENT

[DATE]

To:      Mustang Investors, L.L.C.

         Copies to those Persons listed on the attached Schedule I

                  Reference is made to the Amended and Restated Sponsor Subsidiary Credit Agreement (the "SPONSOR SUBSIDIARY CREDIT AGREEMENT"), originally dated as of May 9, 2000 as amended and restated as of December 15, 2000, June 29, 2001 and July 19, 2002 and as further amended and restated as of April 16, 2003, among Noric Holdings, the other Sponsor Subsidiaries party thereto, Mustang Investors, L.L.C. and certain other parties named therein. Capitalized terms used and not defined herein have the respective meanings ascribed thereto in the Sponsor Subsidiary Credit Agreement.

                  I, [name of officer], [title of officer] of El Paso (the "COMPANY"), hereby certify that I am a Responsible Officer of the Company duly authorized to execute this Compliance Certificate, and I further certify that:

         (1) No Incipient Event, Event of Default, Liquidating Event, Sponsor Subsidiary Termination Event or Notice Event has occurred and is continuing or would result from the transfer set forth in (3) below.

         (2) Attached hereto as Schedule II are true and correct calculations demonstrating compliance with the financial covenant set forth in Section 5.04(f) of the Sponsor Subsidiary Credit Agreement as of the date hereof.

         (3) The amount of the Total Cash Collateral Amount to be transferred pursuant to Section 7.04(g) of the Sponsor Subsidiary Credit Agreement is $_____________.

IN WITNESS WHEREOF, I have hereunto set my hand as of the date first above written.

                                              By  _____________________________
                                              Name:
                                              Title:

Sponsor Subsidiary Credit Agreement

                                                                      SCHEDULE I

                       SCHEDULE OF ADDITIONAL ADDRESSEES

Mustang Investors, L.L.C.
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890 - 1600
Attention: Corporate Trust Department
Facsimile No.: 302-427-4749

Rio Grande Trust II
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890 - 1600
Attention: Corporate Trust Department
Facsimile No.: 302-651-8882

Citicorp North America, Inc.
as Administrative Agent
388 Greenwich Street
New York, NY 10013
Attention: Global Maximization Unit
Facsimile No.: 212-816-0262

Copy to:
Citibank Delaware
Disclosure Unit
Two Penns Way
Suite 200
New Castles, DE 19720
Attention: Sue Ann Leighty
Facsimile No.: (212) 994-0961

Capital Structuring
Citibank, N.A.
388 Greenwich Street
37th Floor
New York, NY 10013
Attention: Elliot Conway, Managing Director, Capital Structuring
Facsimile No.: 212-816-0636

Citibank, N.A.
1200 Smith Street
Suite 2000
Houston, TX 77002
Attention: Amy Pincu, Relationship Manager, El Paso Corporation
Facsimile No.: 713-654-2849

Sponsor Subsidiary Credit Agreement

                                                             SCHEDULE 5.09(d)(A)
                                                           TO SPONSOR SUBSIDIARY
                                                                CREDIT AGREEMENT

                         OIL AND GAS PROPERTIES HELD BY
            CIG CONTROLLED BUSINESS AS AT THE THIRD RESTATEMENT DATE

Sponsor Subsidiary Credit Agreement

                                                                  CONFORMED COPY

                  ---------------------------------------------
                           FIFTH AMENDED AND RESTATED
                                EL PASO AGREEMENT
                 -----------------------------------------------

                       ORIGINALLY DATED AS OF MAY 9, 2000,
                          AS AMENDED AND RESTATED AS OF
                        DECEMBER 15, 2000, JUNE 29, 2001,
                       NOVEMBER 7, 2001 AND JULY 19, 2002
                             AND FURTHER AMENDED AND
                          RESTATED AS OF APRIL 16, 2003

El Paso Agreement

                                TABLE OF CONTENTS

                                                                                                                     PAGE
..SECTION 1 Defined Terms; Rules of Construction...................................................................     2

         1.1.     Definitions.....................................................................................     2

         1.2.     Use of Certain Terms............................................................................     2

         1.3.     Accounting Terms................................................................................     2

         1.4.     No Presumption Against Any Party................................................................     2

         1.5.     Headings and References.........................................................................     3

SECTION 2 Representations and Warranties.........................................................................      3

         2.1.     Due Formation...................................................................................     3

         2.2.     Authorization...................................................................................     3

         2.3.     Governmental Approvals; No Conflicts............................................................     4

         2.4.     Binding Obligations; Enforceability.............................................................     4

         2.5.     Accounts .......................................................................................     4

         2.6.     Compliance with Laws and Agreements.............................................................     4

         2.7.     Litigation......................................................................................     4

         2.8.     Taxes...........................................................................................     5

         2.9.     Properties......................................................................................     5

         2.10.    ERISA    .......................................................................................     5

         2.11.    [Intentionally Omitted].........................................................................     6

         2.12.    Investment Company; Holding Company.............................................................     6

         2.13.    El Paso Parties.................................................................................     6

         2.14.    Priority .......................................................................................     6

         2.15.    No Default......................................................................................     6

El Paso Agreement

         2.16.    Disclosure......................................................................................     6

         2.17.    Representations of El Paso Parties..............................................................     7

         2.18.    Federal Reserve Regulations.....................................................................     7

SECTION 3 Performance Guarantee and Indemnification..............................................................      7

         3.1.     Subsidiary Guaranties...........................................................................     7

         3.2.     General Indemnities.............................................................................    10

         3.3.     Survival of Indemnification Obligations.........................................................    14

         3.4.     Limitations on Indemnification Obligations......................................................    15

         3.5.     Procedural Requirements.........................................................................    15

         3.6.     Limitation With Respect to Production Payments..................................................    17

         3.7.     Waiver of Fiduciary Duty........................................................................    17

SECTION 4 Payments................................................................................................    17

         4.1.     Payments .......................................................................................    17

         4.2.     Taxes    .......................................................................................    17

SECTION 5 El Paso Covenants.......................................................................................    19

         5.1.     Separate Existence..............................................................................    19

         5.2.     Affirmative Covenants...........................................................................    24

         5.3.     Negative Covenants..............................................................................    27

         5.4.     Reporting Requirements..........................................................................    33

SECTION 6 Miscellaneous...........................................................................................    39

         6.1.     Amendments......................................................................................    39

         6.2.     Addresses for Notices...........................................................................    39

         6.3.     No Waiver; Cumulative Remedies..................................................................    40

         6.4.     Waiver of Jury Trial............................................................................    41

         6.5.     Jurisdiction, Etc...............................................................................    41

El Paso Agreement

         6.6.     Assignment......................................................................................    41

         6.7.     Governing Law...................................................................................    41

         6.8.     Counterparts....................................................................................    41

         6.9.     Survival of Representations, Warranties and Indemnities; Entire Agreement.......................    42

         6.10.    Severability....................................................................................    42

         6.11.    Scope of Third-Party Beneficiaries..............................................................    43

         6.12.    Obligations Absolute............................................................................    43

         6.13.    Waiver..........................................................................................    44

         6.14.    Subrogation.....................................................................................    44

         6.15.    Termination.....................................................................................    44

         6.16.    Permitted Disclosure............................................................................    44

EXHIBIT A                           DEFINITIONS

EXHIBIT B                           FORM OF COMPLIANCE CERTIFICATES

SCHEDULE 2.8                        SPONSOR SUBSIDIARIES INCLUDED IN TAX RETURN

SCHEDULE 5.4(B)                     FORM OF OPERATING REPORT

El Paso Agreement

                                EL PASO AGREEMENT

                  EL PASO AGREEMENT, originally dated as of May 9, 2000, as amended and restated as of December 15, 2000, June 29, 2001, November 7, 2001 and July 19, 2002 and as further amended and restated as of April 16, 2003 (as amended, amended and restated, or otherwise modified from time to time, this "AGREEMENT"), by El Paso Corporation (formerly known as El Paso Energy Corporation), a Delaware corporation ("EL PASO"), in favor of Mustang Investors, L.L.C., a Delaware limited liability company ("MUSTANG"), and the other Indemnified Persons (as defined below).

                  PRELIMINARY STATEMENTS

                  A. El Paso is, through one or more wholly owned subsidiaries, the owner of 100% of the member interests of each of Noric Holdings, Noric Holdings I, Noric Holdings III, Noric Holdings IV and Appaloosa. Appaloosa is the Clydesdale General Partner and controls Clydesdale. Noric Holdings is the Clydesdale Class A Limited Partner and Noric Holdings I is the Noric Class A Member. Noric is the Palomino Member and the Paso Fino Member and Noric controls Palomino and Paso Fino. Palomino is the Noric LP General Partner and controls Noric LP. Noric Holdings IV is the Lipizzan Limited Partner and the Lusitano Member and controls Lusitano. Lusitano is the Lipizzan General Partner and controls Lipizzan.

                  B. On the date hereof, (a) Noric Holdings I's Clydesdale Class A Limited Partnership Interest will be redeemed in full and (b) Clydesdale will transfer to Noric Holdings I the Noric Class B Membership Interest.

                  C. Pursuant to the Redemption, Withdrawal and Consent Agreement dated as of April 16, 2003, Clydesdale will redeem and retire in full Mustang's Clydesdale Class B Limited Partnership Interest and Distribute to Mustang in kind, as consideration for such redemption and retirement, Clydesdale's rights, title and interest in and to the Original Outstanding Advances under the Original Sponsor Subsidiary Credit Agreement in the unpaid aggregate principal amount of $753,085,340.10.

                  D. El Paso, Appaloosa, Noric Holdings, Noric Holdings I and other Sponsor Subsidiaries desire Mustang to become the lender in respect of the Advances in accordance with the Sponsor Subsidiary Credit Agreement.

                  D. Mustang shall enter into the Redemption, Withdrawal and Consent Agreement and the Sponsor Subsidiary Credit Agreement only on the condition, among others, that El Paso provides certain assurances set forth in this Agreement.

                  In consideration of the premises, and intending to be legally bound by this Agreement, El Paso agrees as follows:

El Paso Agreement

                                   SECTION 1

                      DEFINED TERMS; RULES OF CONSTRUCTION

                  1.1.     Definitions. (a)       As used in this Agreement,
capitalized terms defined in the preamble and other Sections of this Agreement and Exhibit A to this Agreement shall have the meanings set forth therein and capitalized terms used herein (including in the Preliminary Statements) but not otherwise defined herein shall have the meanings set forth in the Definitions Agreement dated as of April 16, 2003 by and among El Paso, Noric Holdings, the other Sponsor Subsidiaries, Mustang, Clydesdale and the other parties thereto.

         (b) Defined terms used in this Agreement and defined by reference to the El Paso New Revolving Facility (including defined terms used in such defined terms) shall have the meaning set forth in the El Paso New Revolving Facility dated as of April 16, 2003, provided that any amendments to such terms shall be effective for purposes of this Agreement only if such amendments are expressly consented to by Mustang and the Administrative Agent (as defined in the El Paso New Revolving Facility).

         (c) Unless otherwise specified, subject to clause (b) above, defined terms used in Section 5.3, but not defined herein or in the Definitions Agreement, shall be deemed to have the meaning set forth in the El Paso New Revolving Facility.

                  1.2. Use of Certain Terms. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "FROM" means "FROM AND INCLUDING" and the words "TO" and "UNTIL" mean "to but excluding". Unless the context of this Agreement requires otherwise, the plural includes the singular, the singular includes the plural, and "INCLUDING" has the meaning of "including without limitation". The words "HEREOF", "HEREIN", "HEREBY", "HEREUNDER", and other similar terms of this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, or singular or plural, forms thereof, as the identity of the Person or Persons may require.

                  1.3. Accounting Terms. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if El Paso notifies Mustang, the Mustang Administrative Agent and the Equity Investors that El Paso requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of or calculation of compliance with such provision (or if the Mustang Administrative Agent notifies El Paso that the Majority Instructing Group request an amendment to the provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                  1.4. No Presumption Against Any Party. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any particular party, whether under

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                                       2
any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of the parties and their counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

                  1.5. Headings and References. Section and other headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Agreement. Unless otherwise provided, references to Articles, Sections, Schedules and Exhibits shall be deemed references to Articles and Sections of, and Schedules and Exhibits to, this Agreement. Whether or not specified herein or therein, references to this Agreement and any other Operative Document include this Agreement and the other Operative Documents as the same may be modified, amended, restated or supplemented from time to time pursuant to the provisions hereof or thereof as permitted by the Operative Documents. References to any other agreement or contract are to such agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof (if applicable) and thereof. Whether or not specified herein, a reference to any law shall mean that law as it may be amended, modified or supplemented from time to time, and any successor law. A reference to a Person includes the successors and assigns of such Person, but such reference shall not increase, decrease or otherwise modify in any way the provisions in this Agreement governing the assignment of rights and obligations under or the binding effect of any provision of this Agreement, including
Section 6.6.

                                   SECTION 2

                         REPRESENTATIONS AND WARRANTIES

                  El Paso hereby represents and warrants on and as of the Closing Date, the Syndication Date, the Fourth Restatement Date and, with respect to Section 2.16 only, the date of any Offering Materials as follows (it being understood that, on any of the above dates, El Paso shall not be deemed to be remaking representations and warranties as of any earlier date):

                  2.1. Due Formation. El Paso is a Business Entity duly formed, validly existing and in good standing under the laws of the State of Delaware. Each El Paso Party (other than Clydesdale, Appaloosa, Noric or any Sponsor Subsidiary or any Subsidiary of any of the foregoing) (each such El Paso Party, other than those excluded in the immediately preceding parenthetical clause, a "RELEVANT EL PASO PARTY") is duly organized or formed, validly existing and, if applicable, in good standing in the jurisdiction of its organization or formation. Each of El Paso and the Relevant El Paso Parties possesses all applicable Business Entity powers and other authorizations and licenses necessary to engage in its business and operations as now conducted, the failure to obtain or maintain which would have a Material Adverse Effect.

                  2.2. Authorization. The execution, delivery and performance by each of El Paso and the Relevant El Paso Parties of each Operative Document to which it is a party are within its applicable Business Entity powers, have been duly authorized by all necessary applicable Business Entity action, and do not contravene (i) its Organizational Documents or (ii) any law or any material contractual restriction binding on or affecting it.

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

                  2.3. Governmental Approvals; No Conflicts. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by each of El Paso and the Relevant El Paso Parties of each Operative Document to which it is a party, except those necessary to comply with laws, rules, regulations and orders required in the ordinary course to comply with the ongoing obligations of El Paso under Sections 5.2 and 5.3 and of the Relevant El Paso Parties under the Operative Documents.

                  2.4. Binding Obligations; Enforceability. Each Operative Document to which any of El Paso and the Relevant El Paso Parties is a party constitutes the legal, valid and binding obligations of such Person, enforceable against such Person in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors rights generally or by general principles of equity.

                  2.5. Accounts. The consolidated balance sheet of El Paso and its consolidated Subsidiaries as at December 31, 2002 and the related consolidated statements of income and cash flows of El Paso and its consolidated Subsidiaries for the fiscal year then ended, reported on by PricewaterhouseCoopers LLP, independent public accountants, copies of which have been furnished to Mustang and the Mustang Collateral Agent prior to the Fourth Restatement Date, fairly present the consolidated financial condition of El Paso and its consolidated Subsidiaries as at such date and the consolidated results of the operations of El Paso and its consolidated Subsidiaries for the period ended on such date, all in accordance with GAAP consistently applied.

                  2.6. Compliance with Laws and Agreements. Each of El Paso and the Relevant El Paso Parties is in compliance with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to comply, individually or in the aggregate, would not, in the reasonable judgment of El Paso, be expected to result in a Material Adverse Effect, provided that the alleged failures to comply with such laws, rules, regulations, and orders that are disclosed in any 10-K, 8-K, or 10-Q filed by El Paso or any of its Subsidiaries with the SEC prior to the Fourth Restatement Date shall not be deemed at any time by the parties to the Operative Documents to be expected to have a Material Adverse Effect for any purposes hereof or of the other Operative Documents.

                  2.7. Litigation. There is no action, suit or proceeding pending, or to the knowledge of El Paso threatened, against or involving El Paso or any Relevant El Paso Party or Credit Related Party in any court, or before any arbitrator of any kind, or before or by any Governmental Authority, existing as of the Fourth Restatement Date that in the reasonable judgment of El Paso (taking into account the exhaustion of all appeals) would have a Material Adverse Effect (provided that any such action, suit, or proceeding disclosed in any 10-K, 8-K, or 10-Q filed by El Paso or any of its Subsidiaries with the SEC prior to the Fourth Restatement Date shall not be deemed at any time by the parties to the Operative Documents to be expected to have a Material Adverse Effect for any purposes hereof or of the other Operative Documents) or which purports to affect the legality, validity, binding effect or enforceability of any Operative Document.

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                                       4

                  2.8. Taxes. El Paso, each Relevant El Paso Party and each Credit Related Party has duly filed all tax returns required to be filed by it, and has duly paid and discharged all taxes, assessments and governmental charges upon it or against its properties now due and payable, the failure to file or pay which, as applicable, would have a Material Adverse Effect, unless and to the extent only that the same are being contested by any such Person in good faith and by appropriate proceedings. Each Sponsor Subsidiary that is eligible to be included in the U.S. federal income tax consolidated return of El Paso will elect to be so included. The Sponsor Subsidiaries listed on Schedule 2.8 hereto were included in the U.S. federal income tax consolidated return of El Paso for the 2000 and 2001 Fiscal Years.

                  2.9. Properties. El Paso, each Relevant El Paso Party and each Credit Related Party has good title to its respective properties and assets, free and clear of all mortgages, liens and encumbrances, except for (a) Liens granted pursuant to the Sponsor Subsidiary Security Agreement and the Sponsor Subsidiary Collateral Agent Agreement, (b) other mortgages, liens and other encumbrances (including covenants, restrictions, rights, easements and minor irregularities in title) that do not materially interfere with the business or operations of such Person as presently conducted or that are permitted by Section 5.3(a) or permitted under the Sponsor Subsidiary Credit Agreement, (c) Liens granted pursuant to the Security Documents (as defined in the El Paso New Revolving Facility) and (d) Liens permitted by Section 6.01 of the El Paso New Revolving Facility (as such Section 6.01 is in effect on the date hereof), and except that no representation or warranty is made with respect to Margin Stock other than the EPN Units pledged as Collateral (as defined in Appendix A-1 to the Security and Intercreditor Agreement).

                  2.10. ERISA. (a) No ERISA Termination Event has occurred or is reasonably expected to occur with respect to any Plan which, with the giving of notice or lapse of time, or both, would constitute an El Paso Event under clause (i) of the definition thereof.

                  (b) Each Plan has complied with the applicable provisions of ERISA and the Code where the failure to so comply would reasonably be expected to result in an aggregate liability that would exceed 10% of the Net Worth of El Paso.

                  (c) The statement of assets and liabilities of each Plan and the statements of changes in fund balance and in financial position, or the statement of changes in net assets available for plan benefits, for the most recent plan year for which an accountant's report with respect to such Plan has been prepared, fairly presented the financial condition of such Plan as at such date and the results of operations of such Plan for the plan year ended on such date.

                  (d) Neither El Paso nor any ERISA Affiliate has incurred, or is reasonably expected to incur, any Withdrawal Liability to any Multiemployer Plan which, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liability (as of the date of determination), would exceed 10% of the Net Worth of El Paso.

                  (e) Neither El Paso nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization, insolvent or has been terminated, within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be in

El Paso Agreement
reorganization, to be insolvent or to be terminated within the meaning of Title IV of ERISA, the effect of which reorganization, insolvency or termination would be the occurrence of an El Paso Event under clause (i) of the definition thereof.

                  2.11.    [Intentionally Omitted].

                  2.12. Investment Company; Holding Company. Neither El Paso nor any El Paso Party is (a) an "investment company" or a "company" controlled by an "investment company" within the meaning of the Investment Company Act of 1940 or (b) a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935.

                  2.13.    El Paso Parties.

                  (a) The Mustang El Paso Member is a wholly owned Subsidiary of El Paso;

                  (b)      Each Sponsor Subsidiary Member is an El Paso Company;

                  (c) None of Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan, any Sponsor Subsidiary, any Intermediate Holder or any Underlying Business is:

                  (i)      a Sonat Restricted Subsidiary; or

                  (ii)     directly owned by El Paso.

                  2.14. Priority. The obligations of El Paso and any Affiliate of El Paso under or in respect of the El Paso Demand Loans, Affiliate Loans and interest on the A-Loans (including any guarantee by El Paso of El Paso Demand Loans and A-Loans made to Affiliates of El Paso pursuant to the El Paso Guaranty) and under Section 3 of this Agreement rank in priority of payment pari passu with all other senior unsecured Debt of El Paso or such Affiliate of El Paso (as applicable).

                  2.15. No Default. No Event of Default, Notice Event, Liquidating Event, Sponsor Subsidiary Termination Event or Incipient Event has occurred and is continuing.

                  2.16. Disclosure. El Paso hereby represents and warrants on and as of the Closing Date, the Syndication Date, the Fourth Restatement Date, each Capital Contribution Date, each Acquisition/Accession Date or the date of any Offering Materials (each, a "RELEVANT DATE"), as the case may be (it being understood that, on any of the above dates, El Paso shall not be deemed to be remaking representations and warranties as of any earlier date):

                  (a) Subject to the Disclosure Qualification, all information that has been made available to the Administrative Agent, CXC, the Lenders, the APA Purchasers and the Equity Investors (and the members of the Equity Investors or their agents (it being agreed that Citibank, N.A. and its Affiliates are not agents of the Equity Investors)) by El Paso or any of its directors, officers, employees, agents, advisors or representatives (all of the foregoing, collectively, "REPRESENTATIVES") prior to such Relevant Date in connection with the Operative Documents and the transactions contemplated by the Operative

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                                       6

         Documents, in each case taken as a whole and as modified or supplemented from time to time prior to such Relevant Date, was complete and correct in all material respects on such Relevant Date and did not on such Relevant Date contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in any material respect in light of the circumstances under which such statements were made.

                  (b) Any historical financial data provided by El Paso or its Affiliates or any of their respective Representatives to the Administrative Agent, CXC, the Lenders, the APA Purchasers and the Equity Investors (and the members of the Equity Investors or their agents) prior to such Relevant Date in connection with the transactions contemplated by the Operative Documents was prepared in accordance with GAAP then in effect (or with appropriate reconciliation to such GAAP if required by Applicable Law or requested by the Administrative Agent or the Equity Investors) and fairly presented the financial condition and results of operations of El Paso (subject to year end audit adjustments) as of the dates and for the periods applicable thereto, except as otherwise disclosed therein or in the footnotes thereto or as otherwise disclosed in writing to the Administrative Agent and the Equity Investors.

                  (c) All financial projections that were prepared by El Paso or its Representatives and made available to the Administrative Agent, CXC, the Lenders, the APA Purchasers and the Equity Investors (and the members of the Equity Investors or their agents) prior to such Relevant Date in connection with the transactions contemplated by the Operative Documents were prepared in good faith based upon assumptions believed by El Paso to be reasonable in the circumstances (it being understood that such projections are subject to significant uncertainties and contingencies, many of which are beyond El Paso's control, and that no assurance can be given that the projections will be realized).

                  2.17. Representations of El Paso Parties. All of the written representations made by any El Paso Party in any Operative Document on any Relevant Date or any certificate delivered on any Relevant Date pursuant to any Operative Document were, and on any future Relevant Date will be, true and correct in all material respects on such Relevant Date, other than any such representations or warranties that, by their terms, refer to a specific date other than any such date, in which case as of such specific date.

                  2.18. Federal Reserve Regulations. The Advances under the Sponsor Subsidiary Credit Agreement and the application of the proceeds thereof as provided therein will not violate Regulation T, U or X of the Board of Governors.

                                   SECTION 3

                    PERFORMANCE GUARANTEE AND INDEMNIFICATION

                  3.1. Subsidiary Guaranties. Subject to Section 3.6, El Paso hereby absolutely, unconditionally and irrevocably guarantees, for the benefit of the Indemnified Persons, the following Obligations:

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                                       7

                  (a) Sponsor Subsidiary Obligations. The due and punctual payment, performance and observance by each Sponsor Subsidiary of each of its Obligations under each Operative Document to which it is a party, including its obligations in respect of the payment of principal, interest and other amounts owing under the Amended and Restated Sponsor Subsidiary Credit Agreement, the obligations of Noric Holdings I as the Noric Class A Member and the Noric Class B Member under the Noric Company Agreement, and (in the case of Noric Holdings
         IV) the obligations of Noric Holdings IV as the Lipizzan Limited Partner under the Lipizzan Partnership Agreement and as the Lusitano Member under the Lusitano Company Agreement, including, in each case, any obligation to make mandatory Capital Contributions pursuant to the Noric Company Agreement, the Lusitano Company Agreement or the Lipizzan Partnership Agreement, as applicable (such Obligations, the "SPONSOR SUBSIDIARY OBLIGATIONS").

                  (b) Sponsor Subsidiary Member Obligations. The due and punctual payment, performance and observance by each Sponsor Subsidiary Member of each of its Obligations under the Sponsor Subsidiary Company Agreement of the Sponsor Subsidiary of which it is a member and each other Operative Document to which such Sponsor Subsidiary Member is a party, including the obligations of each Sponsor Subsidiary Member under Section 4 of each such Sponsor Subsidiary Company Agreement and the obligation of each Sponsor Subsidiary Member to make Capital Contributions (as defined in each Sponsor Subsidiary Company Agreement) pursuant to each such Sponsor Subsidiary Company Agreement (the "SPONSOR SUBSIDIARY MEMBER OBLIGATIONS").

                  (c) Appaloosa Obligations. Appaloosa's agreement not to exercise its rights as the Clydesdale General Partner to dissolve Clydesdale pursuant to the Clydesdale Partnership Agreement prior to the 90th day following the day after the Fourth Restatement Date (the "APPALOOSA OBLIGATIONS").

                  (d) Clydesdale Obligations. Subject to the Redemption, Withdrawal and Consent Agreement and the other Operative Documents, the due and punctual performance by Clysdesdale with respect to its obligations in favor of any Indemnified Person ("CLYDESDALE OBLIGATIONS").

                  (e) E&P Asset Counterparty Obligations. The due and punctual payment, performance and observance by each Counterparty to each E&P Participation Agreement and each Production Payment Agreement of each of its Obligations under each E&P Participation Agreement and each Production Payment Agreement to which it is a party and each other Operative Document to which it is a party (the "E&P ASSET COUNTERPARTY OBLIGATIONS").

                  (f) Hydrocarbon Sales Contract Obligations. The due and punctual payment, performance and observance by each El Paso Party party to each El Paso Hydrocarbon Sales Contract of each of its Obligations under each El Paso Hydrocarbon Sales Contract to which it is a party and each other Operative Document to which it is a party (the "HYDROCARBON SALES CONTRACT OBLIGATIONS").

El Paso Agreement

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

                  (g) Noric Obligations. The due and punctual performance and observance by Noric of each of its Obligations under each Operative Document to which it is a party, including each obligation under
         Section 7.1 and Section 7.2 of the Noric Company Agreement, the obligations of Noric as the Palomino Member under the Palomino Company Agreement and the obligations of Noric as the Paso Fino Member under the Paso Fino Company Agreement, including any obligation to make mandatory Capital Contributions pursuant to the Palomino Company Agreement or the Paso Fino Company Agreement, as applicable (such Obligations, the "NORIC OBLIGATIONS").

                  (h) Palomino Obligations. The due and punctual performance and observance by Palomino of each of its Obligations under each Operative Document to which it is a party, including the obligations of Palomino as the Noric LP General Partner under the Noric LP Partnership Agreement, including any obligation to make mandatory Capital Contributions pursuant to the Noric LP Partnership Agreement (such Obligations, the "PALOMINO OBLIGATIONS").

                  (i) Paso Fino Obligations. The due and punctual performance and observance by Paso Fino of each of its Obligations under each Operative Document to which it is a party, including the obligations of Paso Fino as the Noric LP Limited Partner under the Noric LP Partnership Agreement, including any obligation to make mandatory Capital Contributions pursuant to the Noric LP Partnership Agreement (such Obligations, the "PASO FINO OBLIGATIONS").

                  (j) Noric LP Obligations. The due and punctual performance and observance by Noric LP of each of its Obligations under each Operative Document to which it is a party (such Obligations, the "NORIC LP OBLIGATIONS").

                  (k) Lusitano Obligations. The due and punctual performance and observance by Lusitano of each of its Obligations under each Operative Document to which it is a party, including the obligations of Lusitano as the Lipizzan General Partner under the Lipizzan Partnership Agreement, including any obligation to make mandatory capital contributions pursuant to the Lipizzan Partnership Agreement (such Obligations, the "LUSITANO OBLIGATIONS").

                  (l) Lipizzan Obligations. The due and punctual performance and observance by Lipizzan of each of its Obligations under each Operative Document to which it is a party (such Obligations, the "LIPIZZAN OBLIGATIONS").

                  (m) Sponsor Subsidiary Subordinated Note Holder Obligations. The due and punctual performance by any holder of the Sponsor Subsidiary Subordinated Note with respect to its obligations under the Sponsor Subsidiary Subordinated Note, including, without limitation, those obligations related to the subordination of the Sponsor Subsidiary Subordinated Note in accordance with Exhibit G to the Sponsor Subsidiary Credit Agreement (the "SPONSOR SUBSIDIARY SUBORDINATED NOTE HOLDER OBLIGATIONS").

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

                  (n) Sponsor Subsidiary Note Obligations. The due and punctual performance by any Sponsor Subsidiary with respect to its obligations under the Sponsor Subsidiary Subordinated Note (the "SPONSOR SUBSIDIARY NOTE OBLIGATIONS").

                  3.2. General Indemnities. Subject to Sections 3.4 and 3.7, El Paso agrees to the fullest extent permitted by Applicable Law to indemnify and hold harmless each Indemnified Person for and against, and to pay on an After-Tax Basis, all Expenses (the Expenses on an After-Tax Basis being referred to collectively as the "INDEMNIFIED AMOUNTS") that may be incurred or realized by or asserted against such Indemnified Person relating to, growing out of or resulting from:

                  (a) Sponsor Subsidiary Obligations. Any breach by any Sponsor Subsidiary of any Sponsor Subsidiary Obligation; or

                  (b) Sponsor Subsidiary Member Obligations. Any breach by any Sponsor Subsidiary Member of any Sponsor Subsidiary Member Obligation; or

                  (c) Appaloosa Obligations. Any breach by Appaloosa of any Appaloosa Obligation; or

                  (d) Clydesdale Obligations. Any breach by Clydesdale of any Clydesdale Obligation; or

                  (e) Sponsor Subsidiary Note Obligations. Any breach by any Sponsor Subsidiary of any Sponsor Subsidiary Note Obligations; or

                  (f) E&P Asset Counterparty Obligations. Any breach by any Counterparty to an E&P Participation Agreement or a Production Payment Agreement of any E&P Asset Counterparty Obligation; or

                  (g) El Paso Hydrocarbon Sales Contract Obligations. Any breach by any El Paso Party party to an El Paso Hydrocarbon Sales Contract of any Hydrocardon Sales Contract Obligations; or

                  (h) El Paso Obligations. Any breach by El Paso or any El Paso Party in the performance or observance of each of its covenants and obligations under this Agreement and each other Operative Document to which it is a party (other than any such breach expressly covered in another subsection of this Section 3.2); or

                  (i) Noric Obligations. Any breach by Noric of any Noric Obligation; or

                  (j) Palomino Obligations. Any breach by Palomino of any Palomino Obligation, including any failure by the Palomino Member to cause Palomino to comply with any Palomino Obligation; or

                  (k) Paso Fino Obligations. Any breach by Paso Fino of any Paso Fino Obligation, including any failure by the Paso Fino Member to cause Paso Fino to comply with any Paso Fino Obligation; or

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                                       10

                  (l) Noric LP Obligations. Any breach by Noric LP of any Noric LP Obligation, including any failure by Palomino or Paso Fino to cause Noric LP to comply with any Noric LP Obligation; or

                  (m) Lusitano Obligations. Any breach by Lusitano of any Lusitano Obligation, including any failure by Noric Holdings IV to cause Lusitano to comply with any Lusitano Obligation; or

                  (n) Lipizzan Obligations. Any breach by Lipizzan of any Lipizzan Obligation, including any failure by Lusitano or Noric Holdings IV to cause Lipizzan to comply with any Lipizzan Obligation; or

                  (o) Sponsor Subsidiary Subordinated Note Holder Obligations. Any breach by the Sponsor Subsidiary Subordinated Note Holder of any Sponsor Subsidiary Subordinated Note Holder Obligation; or

                  (p) Representations and Warranties. Any inaccuracy in, or any breach of, any written certification, representation or warranty made or deemed made:

                           (i) by El Paso in this Agreement or by El Paso or any El Paso Party or other Affiliate of El Paso (or any officer or other authorized representative thereof) to or for the benefit of any Indemnified Person or any Sponsor Subsidiary in any Operative Document to which El Paso, any El Paso Party or any such Affiliate is a party; or

                           (ii) by El Paso or any El Paso Party or any other Affiliate of El Paso (or any officer or other authorized representative thereof) in any written report or certification required hereunder or under any Operative Document to which El Paso, any El Paso Party or any such Affiliate is a party, in each case in the case of clauses (i) and (ii) above (A) if but only if such certification, representation or warranty is made as of a specific date, as of the date as of which the facts stated therein were certified, represented or warranted and (B) in all other cases, as of any date or during any period to which such certification, representation or warranty may be applicable; or

                  (q)      Investigations; Litigation; Proceedings; Enforcement.
         (i) Enforcement of this Agreement or any other Operative Document to which an El Paso Party is a party and (ii) any investigation, litigation or proceeding, whether or not such Indemnified Person is a party thereto, that:

                           (A) relates to, grows out of or results from any action or omission, or alleged action or omission, by or on behalf of or attributable to El Paso or any El Paso Party (whether relating to any Sponsor Subsidiary or otherwise) in the performance or observance of its obligations under or in relation to the Operative Documents or the transactions contemplated thereby; and

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

                           (B) would not have resulted in Indemnified Amounts incurred or realized by or asserted against such Indemnified Person but for their being a party to, or a direct or indirect participant in, or having a relationship described in the definition of "INDEMNIFIED PERSON" to a party to, or a direct or indirect participant in, the Operative Documents or any of the transactions contemplated thereby; or

                  (r) Substantive Consolidation. (i) Any petition or proceeding (x) seeking or asserting or (y) a court ordering, in any case or proceeding under the United States Bankruptcy Code involving El Paso, any El Paso Party or any other Subsidiary of El Paso, as debtor, that the assets and liabilities of Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or any Sponsor Subsidiary be consolidated substantively with the assets and liabilities of El Paso, any El Paso Party (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or any Sponsor Subsidiary) or any other Subsidiary of El Paso (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or any Sponsor Subsidiary) and (ii) defending against any petition, proceeding or order referred to in clause (i) above; it being agreed that upon the occurrence of an event described in clause (i)(y) above which is or becomes a final judgment or order, the Indemnified Persons involved shall be entitled to recover from El Paso, as liquidated damages for Indemnified Amounts under such clause (i) (but without prejudice to amounts recoverable under clause (ii) above or any other provision of the Operative Documents) and not as a penalty, an aggregate amount equal to the Unrecovered Value (as defined in the Mustang Credit and Security Agreement) and all other accrued and unpaid payments owing to Mustang pursuant to the Sponsor Subsidiary Credit Agreement through the date of payment in full of such amount in addition to all other Indemnified Amounts hereunder; provided that all payments made pursuant to clause (i) shall be deemed to reduce the outstanding principal amount of the Advances, interest accrued thereon and other amounts owing in respect of the Sponsor Subsidiary Advances by such amount, as if such amounts had been paid by the Sponsor Subsidiaries under the Sponsor Subsidiary Credit Agreement; or

                  (s) ERISA. Any liability or other Indemnified Amounts that Noric or any Sponsor Subsidiary may incur in connection with any Plan or Multiemployer Plan or otherwise under Title IV of ERISA; or

                  (t) Expenses. Any amendment, supplement, modification, consent or waiver of, to or under any Operative Document (to the extent not otherwise reimbursed pursuant to any Operative Document); or

                  (u) Freely Transferable Transaction Assets. Any portion of any Transaction Asset not being Freely Transferable at the time of any attempted Disposition thereof by the Sponsor Subsidiary Collateral Agent, the Noric Liquidator, the Noric LP Liquidator or the Lipizzan Liquidator, as the case may be (other than the Pre-Approved Energy Investment to the extent that it is subject to Section 4.14 (Change of Control) of the Indenture dated as of June 15, 1990 between Colorado Interstate Gas Company, a Delaware corporation and Texas Commerce Bank National Association, a national banking association, as trustee); or

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

                  (v) Environmental Liabilities. The actual or alleged release, discharge or presence of Hazardous Materials on or from any property of any Intermediate Holder, any Underlying Business, any Sponsor Subsidiary, Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or any other El Paso Party, or on any E&P Participation Property or any Subject Interest, or any Environmental Action relating in any way to any such Person or property; or

                  (w) Casualty, Etc. Any casualty, theft, personal injury, tort or other liability to a third party arising under or in connection with or attributable to any E&P Participation Property, Subject Interest or Energy Investment or any Intermediate Holder or Underlying Business relating thereto; or

                  (x) Fraudulent Transfer or Conveyance. Any transfer, pledge or conveyance by any Sponsor Subsidiary to the extent found in any bankruptcy, insolvency, receivership or other similar proceeding to be a "fraudulent transfer" or "fraudulent conveyance" or "fraudulent preference"; or

                  (y) Consolidated Tax Liability. Any Consolidated Taxes paid by any Sponsor Subsidiary with respect to any taxable period for which such Sponsor Subsidiary was a member of the El Paso consolidated group (including, without limitation, by reason of the application of Treasury Regulation Section 1.1502-6 or any similar provision of state, local or foreign tax law or regulation). If the Equity Interests of any Subsidiary of any Sponsor Subsidiary and any assets directly or indirectly held by any such Subsidiary (including any assets held by any partnership in which the Sponsor Subsidiary is a partner) are sold following a Liquidating Event, the benefits of this Section 3.2(y) shall inure to the purchaser of such shares or assets with respect to any such taxable period for which such Sponsor Subsidiary was a member of the El Paso consolidated group; or

                  (z) E&P Participation Agreements and Production Payment Agreements. (i) Any repudiation or purported repudiation by any Counterparty (whether such Counterparty is in Bankruptcy or otherwise) of any E&P Participation Agreement or any Production Payment Agreement,
         (ii) any rejection or attempted rejection by any trustee in bankruptcy or any other Person of any E&P Participation Agreement or any Production Payment Agreement in the Bankruptcy of any Counterparty or any avoidance of any transfer of rights and/or interests or other property under any such Operative Document in any such Bankruptcy, or
         (iii) any E&P Participation Agreement or any Production Payment Agreement is not, or is asserted by any Counterparty or other party thereto not to be, the legal, valid and binding obligation of such Counterparty or other party thereto, enforceable in accordance with its terms against such Counterparty or other party thereto, including by reason of a lack of certainty of contract or subject matter; or

                  (aa) E&P Participation Agreements. Without limiting the provisions of paragraph (z) above, any failure of an E&P Participation Agreement to convey to the relevant Sponsor Subsidiary, Noric or Noric LP, as the case may be, all of the net economic benefits and rights, and the legal and beneficial interest, of the Counterparty to such E&P Participation Agreement in the underlying E&P Participation Property, or to assign to such Sponsor Subsidiary, Noric or Noric LP, as the case may be, all of the rights

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

         under the Material E&P Agreements (as defined in such E&P Participation Agreement); or

                  (bb) Perfection. Any failure to (x) perfect any Lien or other interest in any E&P Asset or (y) file, record or register any E&P Participation Agreement or any Production Payment Agreement or the interest of any Sponsor Subsidiary, Lipizzan, Noric or Noric LP, as the case may be, under any E&P Participation Agreement or any Production Payment Agreement with any Governmental Authority; or

                  (cc) Qualification to Do Business. Any failure by any Sponsor Subsidiary, Lipizzan, Noric or Noric LP to qualify to do business in any state or other jurisdiction in which such Sponsor Subsidiary, Lipizzan, Noric or Noric LP, as the case may be, would not be required to qualify to do business but for its owning an E&P Asset.

                  El Paso hereby agrees that damages arising as a result of any matter indemnified under Section 3.2(z) or (aa) (or under Section 3.2(bb) or (cc), if any failure referred to therein directly or indirectly has any of the effects described in Section 3.2(z) or (aa)) relating to an E&P Asset (or a Sponsor Subsidiary's, Lipizzan's, Noric's or Noric LP's interest in any E&P Participation Property, any Production Payment or any Subject Interest), or under Section 3.2(p) resulting from a breach or inaccuracy of a representation or warranty under Section 4.03 of the Sponsor Subsidiary Credit Agreement in respect of an E&P Asset (or a Sponsor Subsidiary's, Lipizzan's, Noric's or Noric LP's interest in any E&P Participation Property, any Production Payment or any Subject Interest), are difficult to ascertain as at the date hereof and accordingly El Paso agrees that a reasonable forecast of such damages would be an amount, determined as at the Liquidation Start Date, equal to the discounted present value of the Proved Reserves set forth in the most recent Reserve Report with respect to such E&P Asset (or such Sponsor Subsidiary's, Lipizzan's, Noric's or Noric LP's interest in such E&P Participation Property, in such Production Payment or in such Subject Interest) upon which an E&P Borrowing Base Determination or E&P Borrowing Base Redetermination was made determined using the standardized methodology prescribed by the Securities and Exchange Commission for the calculation of the discounted present value of Proved Reserves for Securities and Exchange Commission reporting purposes (commonly known as the "PV-10").

                  3.3. Survival of Indemnification Obligations. All indemnities provided for in this Agreement shall survive (without duplication) the Transfer of any Clydesdale Partnership Interest, any Transfer of Interests, or the Transfer of any Noric Membership Interest, any Palomino Membership Interest, any Paso Fino Membership Interest, any Noric LP Partnership Interest, any Lusitano Membership Interest, any Lipizzan Partnership Interest or any Sponsor Subsidiary Membership Interest, any Transfer of the Advances or any interest therein, or the liquidation of any holder of the Sponsor Subsidiary Subordinated Note, Clydesdale, Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or any Sponsor Subsidiary. After any such Transfer or liquidation, the provisions of Section 3.2 shall inure to the benefit of each Indemnified Person with respect to Indemnified Amounts arising in respect of the period during which the partner, member or shareholder or other holder of an Equity Interest (as applicable) who has Transferred its Clydesdale Partnership Interest, Noric Membership Interest, Palomino Membership Interest, Paso Fino Membership Interest, Noric LP Partnership Interest, any Lusitano Membership Interest, any Lipizzan Partnership Interest or Sponsor Subsidiary

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

Membership Interest (as applicable) was a partner or member of any holder of the Sponsor Subsidiary Subordinated Note, or a holder of the Sponsor Subsidiary Advances (or any interest therein), Clydesdale, Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or any Sponsor Subsidiary, as applicable (including with respect to actions taken or omitted to be taken, and events occurring and circumstances existing, during such period).

                  3.4. Limitations on Indemnification Obligations. The indemnities provided in Section 3.2 shall be subject to the following limitations:

                  (a) Limitation by Law. Such Sections shall be enforced only to the maximum extent permitted by Applicable Law.

                  (b) Misconduct, Etc. No Person shall be indemnified or held harmless for, and El Paso shall have no liability for or in respect of, any Expenses with respect to such Person to the extent caused by or resulting from (i) the actual fraud, willful misconduct, bad faith or gross negligence of such Person or any of its Related Persons or (ii) any inaccuracy in, or breach of, any written certification, representation or warranty made by such Person or any of its Related Persons in any Operative Document or in any written report or certification required hereunder or under any other Operative Document (unless and to the extent such inaccuracy or breach is attributable to any written information provided by El Paso or its Affiliates), in each case under this clause (ii) (A) if, but only if, such certification, representation or warranty is made as of a specific date, as of the date as of which the facts stated therein were certified, represented or warranted and (B) in all other cases, as of any date or during any period to which such certification, representation or warranty may be applicable or (iii) any failure by such Person or any other Person to comply with any requirement under or pursuant to Section 6111(d) of the Code.

                  (c) No Duplication. Indemnified Amounts under Section 3.2 shall be without duplication of any amounts payable and actually paid under indemnification provisions of any other Operative Document or other agreement.

                  3.5. Procedural Requirements. (a) Notice of Claims. Any Indemnified Person that proposes to assert a right to be indemnified under this
Section 3 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such Indemnified Person in respect of which a claim is to be made against El Paso under this Section 3 (an "INDEMNIFIED PROCEEDING"), or the incurrence or realization of Indemnified Amounts in respect of which a claim is to be made against El Paso under this Section 3, notify El Paso of the commencement of such Indemnified Proceeding or of such incurrence or realization, enclosing a copy of all relevant documents, including all papers served and claims made, but the omission so to notify El Paso promptly of any such Indemnified Proceeding or incurrence or realization shall not relieve (i) El Paso from any liability that it may have to such Indemnified Person under this Section 3 or otherwise, except, as to El Paso's liability under this
Section 3, to the extent, but only to the extent, that El Paso shall have been prejudiced by such omission or (ii) any other indemnitor from liability that it may have to any Indemnified Person under the Operative Documents.

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                                       15

                  (b) Defense of Proceedings. In case any Indemnified Proceeding shall be brought against any Indemnified Person and it shall notify El Paso of the commencement thereof, El Paso shall be entitled to participate in, and to assume the defense of, such Indemnified Proceeding with counsel reasonably satisfactory to such Indemnified Person, and, after notice from El Paso to such Indemnified Person of El Paso's election so to assume the defense thereof and the failure by such Indemnified Person to object to such counsel within ten Business Days following its receipt of such notice, El Paso shall not be liable to such Indemnified Person for legal or other expenses incurred after such notice of election to assume such defense except as provided below and except for the reasonable costs of investigating, monitoring or cooperating in such defense subsequently incurred by such Indemnified Person reasonably necessary in connection with the defense thereof. Such Indemnified Person shall have the right to employ its counsel in any such Indemnified Proceeding, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless:

                  (i) the employment of counsel by such Indemnified Person at the expense of El Paso has been authorized in writing by El Paso;

                  (ii) such Indemnified Person shall have reasonably concluded in its good faith (which conclusion shall be determinative unless a court determines that conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between El Paso and such Indemnified Person in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Person (it being agreed that in any case referred to in this clause (ii) El Paso shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Person);

                  (iii) El Paso shall not have employed Jones Day, or other counsel reasonably acceptable to the Indemnified Person, to assume the defense of such Indemnified Proceeding within a reasonable time after notice of the commencement thereof (provided, however, that this clause shall not be deemed to constitute a waiver of any conflict of interest which may arise with respect to any such counsel); or

                  (iv) any counsel employed by El Paso shall fail to timely commence or maintain the defense of such Indemnified Proceeding,

in each of which cases the fees and expenses of counsel for such Indemnified Person shall be at the expense of El Paso; provided that without the prior written consent of such Indemnified Person, El Paso shall not settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding, unless such settlement, compromise or consent or related judgment includes an unconditional release of such Indemnified Person from all liability for Expenses arising out of such claim, action, investigation, suit or other legal proceeding. No Indemnified Person shall settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding in respect of which any payment would result hereunder or under the other Operative Documents without the prior written consent of El Paso, such consent not to be unreasonably withheld or delayed. Only one counsel shall be retained by all Indemnified Persons with respect to any Indemnified Proceeding, unless counsel for any

El Paso Agreement

Indemnified Person reasonably concludes in good faith (which conclusion shall be determinative unless a court determines that conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between such Indemnified Person and one or more other Indemnified Persons in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Person (it being agreed that in any case referred to in this sentence such Indemnified Person may retain separate counsel together with all other Indemnified Persons subject to the same conflict of interest or sharing such additional defenses, claims, counterclaims or causes of action).

SUBJECT TO SECTION 3.4, THE FOREGOING INDEMNITIES SHALL EXPRESSLY INCLUDE ANY INDEMNIFIED AMOUNTS ATTRIBUTABLE TO THE ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE OF ANY INDEMNIFIED PERSON.

                  3.6. Limitation With Respect to Production Payments. El Paso does not guarantee that the quantity of Hydrocarbons produced from the Subject Lands (as defined in each Production Payment Agreement) and attributable to the Subject Interests will be sufficient to satisfy and discharge the Production Payments and El Paso shall have no liability to indemnify or hold harmless any Indemnified Person for any such insufficiency in the quantity of Hydrocarbons produced from the Subject Lands and attributable to the Subject Interests; provided, however, the foregoing does otherwise restrict or limit any of El Paso's guarantees, indemnities, representations or other obligations under this Agreement that are related to the Production Payment Interests, including El Paso's Obligations under Sections 3.1(e), 3.1(f), 3.2(f), 3.2(g), 3.2(z), 3.2(bb) and 5.4(b)(vii).

                  3.7. Waiver of Fiduciary Duty. El Paso hereby agrees that the Class B Member of each Sponsor Subsidiary shall not be bound by a fiduciary duty to act in the best interests of such Sponsor Subsidiary or any holder of any interest therein, but shall be entitled to vote in a manner and to take actions which it shall determine, in its sole discretion, to be in the best interests of Mustang and the members and creditors of Mustang and shall be fully indemnified and held harmless in so voting or acting in accordance with this
Section 3.

                                    SECTION 4

                                    PAYMENTS

                  4.1.     Payments. All payments to be made by El Paso under
Section 3 shall be paid by El Paso within two Business Days following demand therefor, accompanied, as may be appropriate in the context, by supporting documentation in reasonable detail. Payment shall be made to the bank account or at another location as such Indemnified Person shall designate in writing or as is expressly required under any Operative Document the obligations under which are the subject of any such payment, not later than 10:00 AM (New York time) on the date for such payment in immediately available funds.

                  4.2.     Taxes. (a)        Any and all payments by El Paso
hereunder shall be made, in accordance with Section 4.1, free and clear of and without deduction for any Indemnified Taxes

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                                       17
or Other Taxes, provided that if El Paso shall be required to deduct any Indemnified Taxes or Other Taxes from such payment, then, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.2) the Indemnified Person receives an amount equal to the sum it would have received had no such deductions been made, (ii) El Paso shall make such deductions, and (iii) El Paso shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In addition, El Paso shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) El Paso shall indemnify each Indemnified Person, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by such Indemnified Person on or with respect to any payment by or on account of any obligation of El Paso hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 4.2) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to El Paso by such Indemnified Person shall be conclusive absent manifest error.

                  (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by El Paso to a Governmental Authority, El Paso shall deliver to the relevant Indemnified Person the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the relevant Indemnified Person.

                  (e) Any Indemnified Person that is organized under the laws of a jurisdiction other than that in which El Paso is located (it being understood that the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction) and that is entitled to an exemption from or reduction of withholding tax under the law of the United States, or of the jurisdiction in which El Paso is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to El Paso (with a copy to the Mustang Collateral Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by El Paso as will permit such payments to be made without withholding or at a reduced rate.

                  (f) Each relevant Indemnified Person shall determine if, in its reasonable discretion, it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by El Paso or with respect to which El Paso has paid additional amounts pursuant to this Section 4.2. If it determines that it has received any such refund, it shall pay over such refund to El Paso (but only to the extent of indemnity payments made, or additional amounts paid, by El Paso under this Section 4.2 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Indemnified Person and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that El Paso, upon the request of such Indemnified Person agrees to repay the amount paid over to El Paso (plus any penalties, interest or other charges imposed by the

El Paso Agreement

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

relevant Governmental Authority) to such Indemnified Person in the event that such Indemnified Person is required to repay such refund to such Governmental Authority. Subject to Section 6.16, this Section shall not be construed to require any Indemnified Person to make available its tax returns (or any other information relating to its taxes which it deems confidential) to El Paso or any other Person.

                  (g) Without prejudice to the survival of any other agreement of El Paso hereunder, the agreements and obligations of El Paso and each Indemnified Person contained in this Section 4.2 shall survive the payment in full of principal and interest owing under the Sponsor Subsidiary Credit Agreement.

                  (h) Any other provision of this Agreement to the contrary notwithstanding, any amounts which are payable by El Paso under this Section 4.2 shall not be payable under Section 3.

                                   SECTION 5

                                EL PASO COVENANTS

                  5.1. Separate Existence. El Paso hereby covenants and agrees that, so long as Mustang, or its successors and assigns (other than El Paso or any Subsidiary of El Paso), holds an interest in the Advances and such Advances remain unpaid, El Paso will, and will cause each of the El Paso Companies (including the El Paso Parties), Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and each Sponsor Subsidiary to, comply with the following undertakings (except for such non-compliance that, in the aggregate, is not material):

                  (i) El Paso, the El Paso Companies (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and any Sponsor Subsidiary) will maintain their books, financial records and accounts, including checking and other bank accounts and custodian and other securities safekeeping accounts, separate and distinct from those of Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or any Sponsor Subsidiary, as the case may be.

                  (ii) El Paso and the El Paso Companies (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and any Sponsor Subsidiary) will maintain their books, financial records and accounts (including inter-entity transaction accounts) in a manner so that it will not be difficult or costly to segregate, ascertain or otherwise identify their assets and liabilities separate and distinct from the assets and liabilities of Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or any Sponsor Subsidiary, as the case may be.

                  (iii) El Paso and the El Paso Companies (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and any Sponsor Subsidiary), on the one hand, will not commingle any of their assets, funds, liabilities or business functions with the assets, funds, liabilities or business functions of Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or any Sponsor Subsidiary, as the case may be, on the other hand.

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

                  (iv) El Paso and the El Paso Companies (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and any Sponsor Subsidiary) will each observe all requisite corporate procedures and formalities, including the holding of periodic and special meetings of partners, shareholders and boards of directors, the recordation and maintenance of minutes of such meetings, and the recordation and maintenance of resolutions adopted at such meetings.

                  (v) Each of Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan, and each Sponsor Subsidiary will observe all requisite organizational procedures and formalities, including the holding of meetings of members and boards of managers as required by the Noric Company Agreement, the Palomino Company Agreement, the Paso Fino Company Agreement, the Noric LP Partnership Agreement, the Lusitano Company Agreement, the Lipizzan Partnership Agreement and the Sponsor Subsidiary Company Agreements, as applicable, the recordation and maintenance of minutes of such meetings, and the recordation of and maintenance of resolutions adopted at such meetings.

                  (vi) None of El Paso and the El Paso Companies (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and any Sponsor Subsidiary) will be consensually merged or consolidated with Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or any Sponsor Subsidiary, as the case may be (other than, with respect to Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and any Sponsor Subsidiary, for financial reporting purposes, and with respect to any Sponsor Subsidiary, for tax purposes). None of El Paso and the El Paso Companies will be consensually merged or consolidated with Mustang for any purpose.

                  (vii) El Paso will include in its consolidated financial statements footnotes that clearly disclose, among other things, the separate existence and identity of Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and each Sponsor Subsidiary from El Paso and its other Subsidiaries, and that Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and each Sponsor Subsidiary has separate assets and liabilities. Mustang will not be consolidated with El Paso for the purposes of El Paso's consolidated financial statements.

                  (viii) All transactions, agreements and dealings between El Paso and the El Paso Companies (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and any Sponsor Subsidiary), on the one hand, and Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or any Sponsor Subsidiary, as the case may be, on the other hand (including transactions, agreements and dealings pursuant to which the assets or property of one is used or to be used by the other), will reflect the separate identity and legal existence of each entity.

                  (ix) Transactions between Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or any Sponsor Subsidiary, on the one hand, and any third parties, on the other hand, will be conducted in the name of Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or such Sponsor Subsidiary (as applicable) as an entity separate and distinct from El Paso or any El Paso Company (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and any Sponsor Subsidiary).

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                                       20

                  (x) Except as otherwise specified in the Operative Documents Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and each Sponsor Subsidiary, on the one hand, will pay its liabilities and losses from its respective assets, and El Paso and the El Paso Companies (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and any Sponsor Subsidiary), on the other hand, will pay their liabilities and losses from their respective assets.

                  (xi) Representatives and agents of Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or any Sponsor Subsidiary (whether or not they are "loaned" employees of El Paso or any El Paso Company (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and the Sponsor Subsidiaries)) will, when purporting to act on behalf of Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or any Sponsor Subsidiary (as applicable), hold themselves out to third parties as being representatives or agents, as the case may be, of Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or such Sponsor Subsidiary (as applicable) and, to the extent such items are used, will utilize business cards, letterhead, purchase orders, invoices and the like of Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or such Sponsor Subsidiary (as applicable).

                  (xii) Except as otherwise specified in the Operative Documents, each of Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and the Sponsor Subsidiaries will compensate all consultants, independent contractors and agents from its own funds for services provided to it by such consultants, independent contractors and agents.

                  (xiii) To the extent that Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or any Sponsor Subsidiary, on the one hand, and El Paso or any of the El Paso Companies (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and any Sponsor Subsidiary), on the other hand, jointly contract or do business with vendors or service providers or share overhead expenses, the costs and expenses incurred in so doing will be fairly and nonarbitrarily allocated between or among such entities, with the result that each such entity bears its fair share of all such costs and expenses. To the extent that Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or any Sponsor Subsidiary, on the one hand, and El Paso or any of the El Paso Companies (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and any Sponsor Subsidiary), on the other hand, contracts or does business with vendors or service providers where the goods or services are wholly or partially for the benefit of the other, then the costs incurred in so doing will be fairly and nonarbitrarily allocated to the entity for whose benefit the goods or services are provided, with the result that each such entity bears its fair share of all such costs, except to the extent otherwise provided in the Operative Documents.

                  (xiv) Each Sponsor Subsidiary will have annual financial statements prepared in accordance with GAAP (in the case of Noric Holdings I, including Noric, Palomino, Paso Fino and Noric LP on a consolidated basis, in the case of Noric Holdings IV, including Lusitano and Lipizzan on a consolidated basis and, in the case of all Sponsor Subsidiaries, on a combined basis), separate from El Paso and the El Paso Companies (other than Noric, any Subsidiary of Noric, Lusitano, Lipizzan and any Sponsor

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

         Subsidiary); provided that El Paso may consolidate Noric, any Subsidiary of Noric, Lusitano, Lipizzan and any Sponsor Subsidiary for El Paso's financial reporting purposes.

                  (xv) None of El Paso and the El Paso Companies (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and the Sponsor Subsidiaries) will make any inter-entity loans, advances, guarantees, extensions of credit or contributions of capital to, from or for the benefit of Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or any Sponsor Subsidiary, as the case may be, without proper documentation and accounting in accordance with GAAP and only in accordance with, or as contemplated by, the provisions of the Noric Company Agreement, the Palomino Company Agreement, the Paso Fino Company Agreement, the Noric LP Partnership Agreement, the Lusitano Company Agreement, the Lipizzan Partnership Agreement or the relevant Sponsor Subsidiary Company Agreement, as the case may be, and the other Operative Documents.

                  (xvi) El Paso and the El Paso Companies (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and the Sponsor Subsidiaries) will not refer to Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or any Sponsor Subsidiary, as the case may be, as a department or division of El Paso or any of the El Paso Companies (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and any Sponsor Subsidiary) and will not otherwise refer to Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or any Sponsor Subsidiary, as the case may be, in a manner inconsistent with its status as a separate and distinct legal entity. In addition Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and the Sponsor Subsidiaries will hold itself out as separate and distinct from El Paso and the El Paso Companies (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and the Sponsor Subsidiaries).

                  (xvii) El Paso shall (A) cause Lord Securities to be an independent member of each Sponsor Subsidiary and (B) for a period of 90 days from the day after the Fourth Restatement Date cause Lord Securities to be elected as an independent director of Appaloosa at any election of the board of directors of Appaloosa occurring during such period.

                  (xviii) Except with respect to the granting of Liens permitted hereunder by the members of the Sponsor Subsidiaries in interests in the Sponsor Subsidiaries securing obligations of such members in favor of creditors of El Paso or any of its Affiliates, El Paso and the El Paso Companies (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and the Sponsor Subsidiaries) will not hold out the credit of Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or the Sponsor Subsidiaries as being available to satisfy the obligations of El Paso or the El Paso Companies (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and the Sponsor Subsidiaries).

                  (xix) El Paso and the El Paso Companies (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or the Sponsor Subsidiaries) will not acquire the obligations or securities of Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or

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                                       22
         the Sponsor Subsidiaries (except as contemplated by or permitted under the Operative Documents).

                  (xx) El Paso and the El Paso Companies (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and the Sponsor Subsidiaries) will not use stationery, invoices, and checks bearing the name of Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or any Sponsor Subsidiaries, except in their respective capacities as general partners or managers or managing members of any such Persons.

                  (xxi) El Paso and the El Paso Companies (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and the Sponsor Subsidiaries) will not pledge their respective assets for the benefit of Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or any Sponsor Subsidiary (except as contemplated by or permitted under the Operative Documents).

                  (xxii) El Paso and the El Paso Companies (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and the Sponsor Subsidiaries) will correct any known misunderstanding regarding their respective identities as separate from the identity of Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and each Sponsor Subsidiary.

                  (xxiii) None of El Paso and the El Paso Companies (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and the Sponsor Subsidiaries) will use the separate existence of Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan or any Sponsor Subsidiary to abuse creditors or to perpetrate a fraud, injury, or injustice on creditors.

                  (xxiv) All transactions between El Paso and the El Paso Companies (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and the Sponsor Subsidiaries), on the one hand, and each of Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and each Sponsor Subsidiary, on the other, are, and will be, duly authorized and documented, and recorded accurately in the appropriate books and records of such entities. All such transactions will be made in good faith and without any intent to hinder, delay, or defraud creditors.

                  (xxv) No El Paso Company (including Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and each Sponsor Subsidiary) has entered into the transactions contemplated by this Agreement or any Operative Document to which it is a party in contemplation of insolvency or with a design to prefer one or more creditors of such Person to the exclusion in whole or in part of others in violation of Applicable Law or with an intent to hinder, delay or defraud any of its creditors.

                  (xxvi) The assets of each El Paso Company (including Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and each Sponsor Subsidiary) are intended to be sufficient to pay the ongoing business expenses of each such respective entity as they are incurred and to discharge all of their respective liabilities.

                  (xxvii) El Paso shall cause any Sponsor Subsidiary Member to appoint a Sponsor Subsidiary Liquidator in compliance with, and to the extent required by Section 11.9 of

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                                       23
         each Sponsor Subsidiary Company Agreement or, in the case of Noric Holdings IV, Section 12.9 of the Noric Holdings IV Company Agreement.

                  (xxviii) El Paso shall cause Noric Holdings or the Noric Class A Member to appoint a Noric Liquidator in compliance with, and to the extent required by, Section 12.4 of the Noric Company Agreement.

                  (xxix) El Paso shall cause Noric to appoint a Palomino Liquidator in accordance with, and to the extent required by, Section
         10.4 of the Palomino Company Agreement.

                  (xxx) El Paso shall cause Noric to appoint a Paso Fino Liquidator in accordance with, and to the extent required by, Section
         10.4 of the Paso Fino Company Agreement.

                  (xxxi) El Paso shall cause Palomino to appoint a Noric LP Liquidator in accordance with, and to the extent required by, Section
         11.4 of the Noric LP Partnership Agreement.

                  (xxxii) El Paso shall cause Noric Holdings IV to appoint a Lusitano Liquidator in accordance with, and to the extent required by,
         Section 10.4 of the Lusitano Company Agreement.

                  (xxxiii) El Paso shall cause Lusitano to appoint a Lipizzan Liquidator in accordance with, and to the extent required by, Section
         11.4 of the Lipizzan Partnership Agreement.

                  5.2. Affirmative Covenants. El Paso hereby covenants and agrees that, until the Debt Collection Date, it will:

                  (a) Preservation of Existence. Preserve and maintain, and cause each Relevant El Paso Party and each Credit Related Party to preserve and maintain, its (a) existence, (b) rights (organizational and statutory) and (c) material franchises, except as otherwise permitted by Section 5.3(d) or 5.3(e) and except that nothing herein shall prevent any change in Business Entity form of El Paso or any Credit Related Party.

                  (b) Compliance with Laws. Comply, and cause each Relevant El Paso Party and each other Credit Related Party to comply, in all material respects with all applicable laws, rules, regulations and orders (including all Environmental Laws and laws requiring payment of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith by appropriate proceedings) the failure to comply with which would have a Material Adverse Effect.

                  (c) Visitation Rights. At any reasonable time and from time to time, permit Mustang, the Mustang Administrative Agent, the Collateral Agent and the Equity Investors, or any agents or representatives thereof, to visit and inspect any of the properties of and examine and make copies of and abstracts from any financial and operating records and books of account of El Paso or any Relevant El Paso Party or any of El Paso's other Subsidiaries (other than any holder of the Sponsor Subsidiary Subordinated Note, Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and the

El Paso Agreement

         Sponsor Subsidiaries), and to discuss the affairs, finances and accounts of El Paso or any Relevant El Paso Party or any of El Paso's other Subsidiaries (other than any holder of the Sponsor Subsidiary Subordinated Note, Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and the Sponsor Subsidiaries) with any of their respective officers, all at such reasonable times (i.e., during normal business hours, at reasonable intervals and upon reasonable notice) and, other than during the continuance of any Incipient Event, Event of Default, Notice Event, Termination Event or Liquidating Event, at such reasonable intervals as such Person or any agents or representatives of such Person may reasonably request for purposes related to the Operative Documents. In addition, any such Person may discuss the affairs, finances and accounts of El Paso or any Relevant El Paso Party or any of El Paso's Subsidiaries (other than any holder of the Sponsor Subsidiary Subordinated Note, Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and the Sponsor Subsidiaries) with their respective independent certified public accountants at reasonable intervals and with the knowledge of El Paso where feasible and provided that the Chief Financial Officer or Treasurer of El Paso will be given a reasonable opportunity to be present at any such discussion; provided that the Chief Financial Officer or Treasurer of El Paso shall be deemed to have been given a reasonable opportunity to be present at any such discussion if the Chief Financial Officer or Treasurer is given 2 Business Days' prior notice of such discussion. El Paso shall assume or pay all reasonable costs and expenses associated with any such discussion, inspection or examination; provided, however, that prior to the occurrence of a Notice Event, El Paso shall only be liable for costs and expenses associated with any such discussion, inspection or examination once per Fiscal Year.

                  (d) Books and Records. Keep, and cause each of its Subsidiaries (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and the Sponsor Subsidiaries) and each Relevant El Paso Party to keep, proper books of record and account, in which full and correct entries shall be made of all its respective financial transactions and the assets and business of El Paso, each of its Subsidiaries (other than Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan and the Sponsor Subsidiaries) and each Relevant El Paso Party, as applicable, in accordance with GAAP either (i) consistently applied or (ii) applied in a changed manner provided such change shall have been disclosed to the Mustang Administrative Agent, Mustang and the Equity Investors and shall have been consented to by the accountants which (as required by Section 5.4(b)) report on the financial statements of El Paso and its Subsidiaries for the fiscal year in which such change shall have occurred.

                  (e) Maintenance of Properties. Maintain and preserve, and cause each other Credit Related Party and each Relevant El Paso Party to maintain and preserve, all of its properties which are used in the conduct of its business in good working order and condition, ordinary wear and tear excepted, to the extent that any failure to do so would have a Material Adverse Effect.

                  (f) Maintenance of Insurance. Maintain, and cause each other Credit Related Party and each Relevant El Paso Party to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar

El Paso Agreement
         properties in the same general areas in which El Paso, such Credit Related Party or such Relevant El Paso Party operates.

                  (g) El Paso Companies. Cause each Relevant El Paso Party to be an El Paso Company.

                  (h) Turnover. To the extent that El Paso is making any payment that, pursuant to the Operative Documents, is required to be paid into the Sponsor Subsidiary Cash Reserve, the Noric Holdings IV Cash Reserve, the Noric Holdings I Cash Reserve, the Noric Holdings III Deposit Account or the Sponsor Subsidiary Operating Account, as the case may be, make such payment into the Sponsor Subsidiary Cash Reserve, the Noric Holdings IV Cash Reserves, the Noric Holdings I Cash Reserve, the Noric Holdings III Deposit Account or the Sponsor Subsidiary Operating Account, as the case may be. To the extent that any El Paso Company is making any payment that, pursuant to the Operative Documents, is required to be paid into the Sponsor Subsidiary Cash Reserve, the Noric Holdings IV Cash Reserves, the Noric Holdings I Cash Reserve, the Noric Holdings III Deposit Account or the Sponsor Subsidiary Operating Account, as the case may be, cause such El Paso Company to direct that such payment be so paid into the Sponsor Subsidiary Cash Reserve, the Noric Holdings IV Cash Reserve, the Noric Holdings I Cash Reserve, the Noric Holdings III Deposit Account or the Sponsor Subsidiary Operating Account, as the case may be.

                  (i) Income Tax Liabilities. Pay, or cause to be paid by any Relevant El Paso Party, all Taxes based on net income of the Sponsor Subsidiaries, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP to the extent that such Sponsor Subsidiaries, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP are included in a consolidated, combined, unitary or any similar Tax return with El Paso or with any Relevant El Paso Party (the "CONSOLIDATED TAXES").

                  (j) Sponsor Subsidiary Liquidator Notices. Upon the occurrence of a Liquidating Event, El Paso will (i) contribute to the capital of the Sponsor Subsidiaries or, at El Paso's sole option waive repayment of, those amounts receivable from such Sponsor Subsidiaries in respect of Consolidated Taxes as may be specified in the notice from any Sponsor Subsidiary Liquidator and (ii) cause those Sponsor Subsidiaries that the relevant Sponsor Subsidiary Liquidator may request to make the election provided in Code Section 754, provided that the relevant Sponsor Subsidiary Company Agreement permits such election to be made and that such Sponsor Subsidiary is classified as a partnership for U.S. federal income tax purposes.

                  (k) Insurance Proceeds. Forthwith upon receipt of the proceeds from any insurance relating to the E&P Assets, deposit such proceeds into the Sponsor Subsidiary Cash Reserve (where such E&P Asset is held by a Sponsor Subsidiary), the Noric Holdings I Cash Reserve (where such E&P Asset is held by Noric or Noric LP) or the Noric Holdings IV Cash Reserve (where such E&P Asset is held by Lipizzan).

El Paso Agreement

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

                  5.3. Negative Covenants. El Paso hereby covenants and agrees that, until the Debt Collection Date:

                  (a) Relevant Liens. (i) El Paso shall not, and shall not permit any of its Subsidiaries to, create, assume, incur, or suffer to exist, any Relevant Liens upon or with respect to any of the Relevant Collateral or any of the Restricted Equity Interests (in each case other than (A) Relevant Collateral Permitted Liens and (B) with respect to the Restricted Equity Interests in CIG, Relevant Liens or other encumbrances granted in favor of the Sponsor Subsidiary Secured Parties pursuant to the Operative Documents), or any Lien with respect to the Equity Interests in Noric Holdings I, Noric Holdings III or Noric Holdings IV unless such Lien is subject to the terms and provisions of the Intercreditor Agreement.

                  (ii) El Paso shall not permit any Restricted Subsidiary to create, assume, incur or suffer to exist any Relevant Lien on any property or asset of such Restricted Subsidiary except for:

                           (A) Relevant Liens on the Equity Interests in, or Relevant Indebtedness or other obligations of, or assets of, any Project Financing Subsidiary (or any Equity Interests in, or Relevant Indebtedness or other obligations of, any Business Entity which are directly or indirectly owned by any Project Financing Subsidiary) securing the payment of a Project Financing and related obligations;

                           (B)      Permitted Relevant Liens;

                           (C) Relevant Liens created by any Alternate Program or any document executed by any Borrower or any Subsidiary of a Borrower in connection therewith;

                           (D) Relevant Liens (other than Relevant Liens with respect to the Relevant Collateral) securing Debt or liabilities under Guaranties permitted pursuant to Section 5.3(c) or permitted pursuant to Section 6.03(b) of the El Paso New Revolving Facility;

                           (E) Relevant Liens granted by any Pipeline Company Borrower in existence on the Fourth Restatement Date, plus any successive renewals or extensions of such Relevant Liens, and any grant of a Relevant Lien, in connection with any successive refinancing, extension or renewal of the Debt or any liability under any Guaranty secured by such Relevant Liens, provided that the aggregate principal amount of the Debt or any liability under any Guaranty (and any successive refinancing, extension or renewal thereof) secured by such Relevant Liens does not increase from that amount outstanding at the time of such renewal, extension or grant of the Relevant Lien or such refinancing and any such successive renewal, extension or grant of the Relevant Lien does not encumber any additional property or assets of such Pipeline Company Borrower (except as contemplated by clause (G) below);

El Paso Agreement

                           (F) Liens created under or permitted by the Sponsor Subsidiary Security Agreement, the Sponsor Subsidiary Credit Agreement or the Security Documents (as defined in the El Paso New Revolving Facility); and

                           (G) Relevant Liens on products and proceeds (including dividends, distributions, interest and like payments on or with respect to, and insurance and condemnation proceeds and rental, lease, licensing and similar proceeds) of, and property evidencing or embodying, or constituting rights or other general intangibles directly relating to or arising out of, and accessions and improvements to, property or assets subject to Relevant Liens permitted by this Section 5.3(a).

                  (b) Consolidated Debt and Guarantees to Capitalization. El Paso shall not permit the ratio of (i) the sum of (A) the aggregate amount of consolidated Debt of El Paso and its consolidated Subsidiaries (without duplication of amounts under this clause (i) and determined as to all of the foregoing entities on a consolidated basis), plus (B) the aggregate amount of consolidated Guaranties of El Paso and its consolidated Subsidiaries (without duplication of amounts under this clause (i) and determined as to all of the foregoing entities on a consolidated basis), to (ii) Capitalization of El Paso and its Subsidiaries (without duplication and determined as to all of the foregoing entities on a consolidated basis) to exceed 0.75 to 1.

                  (c) Debt, Etc. (i) El Paso shall not permit any Pipeline Company Borrower to incur or become liable for any Debt or any liability under Guaranties if, immediately after giving effect to such Debt or liability under such Guaranties and the receipt and application of any proceeds thereof (or of any Debt so guaranteed) or value received in connection therewith, (A) the ratio of Debt and liabilities under Guaranties, without duplication, of the applicable Pipeline Company Borrower and its consolidated Subsidiaries to Relevant EBITDA of such Pipeline Company Borrower and its consolidated Subsidiaries, in each case on a consolidated basis for the applicable Pipeline Company Borrower and its consolidated Subsidiaries, for the then most recently completed four quarter period for which financial statements have been delivered as required by Sections 5.4(a)(i) and (a)(ii) would exceed 5 to 1, and (B) the proceeds of any such Debt (or of the underlying Debt guaranteed by any such Guaranty) would be used for any purpose other than (w) the funding of working capital of the applicable Pipeline Company Borrower, (x) the successive refinancing of Debt of such Pipeline Company Borrower in existence as of the Fourth Restatement Date, (y) the funding by the applicable Pipeline Company Borrower of capital expenditures or investments in FERC Eligible Assets other than any investment in (I) any Equity Interest in any other Person, (II) all or substantially all of a business conducted by any other Person, or
         (III) all or substantially all of the assets constituting a business division or other stand-alone business unit of any other Person, provided that the use of the proceeds of such Debt as permitted under this clause (y) shall include (1) the reimbursement of letters of credit, (2) the repayment of Loans under and as defined in the El Paso New Revolving Facility and (3) the reimbursement of expenditures out of operating cash flow of such Pipeline Company Borrower, in each case, to the extent of the proceeds or amounts thereof that were applied to fund capital expenditures or investments permitted by this clause (y), or

El Paso Agreement

         (z) investment in Relevant Cash Equivalents for a period of time not to exceed 30 days; and

                  (ii) El Paso shall not permit any Restricted Subsidiary (other than the Pipeline Company Borrowers) to incur or be or become liable for any Debt or any liability under Guaranties other than (A) any Debt owing by such Restricted Subsidiary to another Restricted Subsidiary, or to El Paso or an Exempted Guarantor in respect of reimbursement of amounts paid for the account of, or attributable to, such Restricted Subsidiary to the extent that the obligation the payment of which gave rise to such reimbursement obligation does not constitute Debt, (B) such Debt or liability under Guaranties of such Restricted Subsidiary existing as of the Fourth Restatement Date; provided that each such Restricted Subsidiary shall be permitted to successively refinance, extend or renew such Debt and liabilities under Guaranties, or replace, in whole or in part, any of the foregoing at any time and from time to time with new Debt and/or liabilities under Guaranties, so long as the aggregate principal amount of such new Debt and the aggregate principal amount of Debt guaranteed under such new Guaranties outstanding from time to time does not exceed U.S.$100,000,000 with respect to the applicable Restricted Subsidiary,
         (C) pursuant to the Loan Documents (as defined in the El Paso New Revolving Facility) and (D) as contemplated by the Operative Documents.

                  (d) Disposition of Property or Assets. (i) El Paso shall not, and shall not permit any of its Subsidiaries to, engage in a Relevant Disposition of any interest in any asset or property constituting Relevant Collateral or Restricted Equity Interests, except for (A) Relevant Dispositions by the applicable Credit Party, at any time from time to time, of Relevant Collateral constituting all or any part of the EPN Units for fair market value on an arms-length basis in a cash transaction so long as an amount equal to 100% of the Relevant Net Cash Proceeds of such sale shall be deposited into the Relevant Collateral Account pursuant to the terms and provisions of the Security and Intercreditor Agreement, (B) any Relevant Disposition that is the result of any casualty or condemnation of Relevant Collateral or Restricted Equity Interests (whether or not having the force of law) of the FERC or any other Governmental Authority with respect to such Relevant Collateral or restricted Equity Interests, so long as an amount equal to 100% of the Relevant Net Cash Proceeds of such Relevant Disposition shall be deposited in the Relevant Collateral Account pursuant to the terms and conditions of the Security and Interceditor Agreement, (C) a Disposition of the Equity Interests in WIC in accordance with the terms and provisions of the Operative Documents and the Loan Documents (as defined in the El Paso New Revolving Facility),
         (D) a Disposition of the Equity Interests in CIG may be Disposed of in connection with any foreclosure sale or other liquidation proceeding or action instituted pursuant to the terms and provisions of the Sponsor Subsidiary Credit Documents and (E) Relevant Dispositions of Relevant Collateral or Restricted Equity Interests permitted by Section 6.05 of the El Paso New Revolving Facility.

                  (ii) Each Credit Related Party shall not engage in any Relevant Disposition of any property or asset; provided that this 5.3(d) shall not apply to:

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

                           (A) Relevant Dispositions of property or assets (other than Relevant Dispositions of casualty or condemnation of any property or assets of any Restricted Subsidiary or any order (whether or not having the force of law of the FERC or any other Governmental Authority), by Restricted Subsidiaries not otherwise permitted pursuant to any other provision of this Section 5.3(d), provided that (x) such sale is conducted on an arms-length basis and the consideration therefor shall not include any Equity Interests or any Relevant Indebtedness, and (y) if the Relevant Net Cash Proceeds of such Relevant Disposition exceed $5,000,000 on an individual basis or $10,000,000 in the aggregate during any fiscal year of El Paso, an amount equal to such Relevant Net Cash Proceeds shall be applied to the Covered Obligations pursuant to the terms and provisions of the Security and Intercreditor Agreement;

                           (B)      Relevant Dispositions not otherwise
                  permitted pursuant to any other provision of this Section 5.3(d) (other than clause (A) above) and that result from any casualty or condemnation of any property or assets of any Restricted Subsidiary or any order (whether or not having the force of law) of the FERC or any other Governmental Authority, provided that if the Relevant Net Cash Proceeds of insurance, or Relevant Net Cash Proceeds from such condemnation or any such Relevant Disposition pursuant to any such order or received in connection with such Relevant Disposition exceed $5,000,000 on an individual basis or $10,000,000 in the aggregate during any fiscal year of El Paso, an amount equal to such Relevant Net Cash Proceeds shall be applied to the Covered Obligations pursuant to the terms and provisions of the Security and Intercreditor Agreement;

                           (C) Relevant Dispositions of obsolete or worn out property or assets (or property or assets no longer useful in the business of the relevant Credit Related Party) in the ordinary course of business and leases or subleases of unused office or other space entered into by any Credit Related Party on an arms-length basis and in the ordinary course of business;

                           (D) Relevant Dispositions of any receivables and related rights pursuant to any Alternate Program;

                           (E) Relevant Dispositions of any Project Financing Subsidiary and/or all or any part of any such Project Financing Subsidiary's assets or property;

                           (F) Relevant Dispositions of any assets or property for fair market value to any Credit Related Party provided that no Guaranty Reduction Event occurs as a result thereof;

                           (G) Relevant Dispositions permitted by, and subject to the terms of the proviso to, this Section 5.3(d)(i) or Section 6.05 or 2.18 of the El Paso New Revolving Facility or pursuant to the Operative Documents;

                           (H)      the Relevant Disposition of EPEC Realty,
                  Inc.;

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

                           (I) Relevant Dispositions of inventory in the ordinary course of business;

                           (J) Relevant Dispositions constituting licenses of intellectual property in the ordinary course of business;

                           (K) Relevant Dispositions of cash or Relevant Cash Equivalents (other than cash or Relevant Cash Equivalents constituting Relevant Collateral under the Security and Intercreditor Agreement or an amount equal to proceeds of any Relevant Disposition permitted pursuant to clauses (A) and (B) above, which such cash or Relevant Cash Equivalents shall be disposed of pursuant to the terms and provisions of the Security and Intercreditor Agreement);

                           (L)      Relevant Dispositions of Relevant
                  Indebtedness or instruments or other obligations that are received as consideration for any Relevant Disposition of property or assets (other than Relevant Dispositions permitted pursuant to clauses (A) and (B) above, the consideration for which is not permitted to include any Equity Interests or Relevant Indebtedness);

                           (M) Relevant Dispositions of investments (including Equity Interests and Relevant Indebtedness or instruments or other obligations) that are received in connection with the bankruptcy or reorganization of suppliers, customers or other Persons, or in settlement of, or pursuant to any judgment or other order in respect of, delinquent obligations of, or litigation proceedings or other disputes with, or from exercises of rights or remedies against, any such Persons; or

                           (N) Relevant Dispositions by El Paso or any Exempted Guarantor of any property or assets that do not constitute Relevant Collateral or Restricted Equity Interests.

                  (iii) El Paso shall not, and shall not permit any of its Subsidiaries to, engage in Relevant Dispositions of the Equity Interests in any of its Subsidiaries if such Relevant Disposition will result in El Paso owning, directly or indirectly, less than 100% of the Equity Interests in the Subsidiary Guarantors.

                  (iv) Each Credit Related Party (other than the Exempted Guarantors) shall not engage in a Relevant Disposition of (in a single or related series of transactions) assets constituting all or substantially all of the consolidated assets of such Credit Related Party and its Subsidiaries taken as a whole, provided that this Section 5.3(d)(iv) shall not apply to any transaction permitted by Section 5.3(d)(i), Section 5.3(d)(ii)(B), (ii)(F), (ii)(G) or (ii)(M) or
         Section 5.3(e).

                  (e) Merger, Etc. El Paso shall not, and shall not permit any other Credit Related Party to, merge or consolidate with, or liquidate into, any Person, except that, provided that no El Paso Event has occurred and is continuing (both before and immediately after giving effect to any merger, consolidation or liquidation permitted below), (a) any Credit Related Party (other than El Paso) in addition to mergers, consolidations and liquidations provided for in clauses (b) and (c) below, may merge or

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

         consolidate with, or liquidate into, any other Credit Related Party (other than El Paso), provided that (i) no Guaranty Reduction Event occurs as a result thereof and (ii) the continuing or surviving Credit Related Party unconditionally assumes by written agreement satisfactory to the Administrative Agent (as defined in the El Paso New Revolving Facility) all of the performance and payment obligations of the other Credit Related Party and (iii) the Relevant Lien under the Security Documents (as defined in the El Paso New Revolving Facility) on any Relevant Collateral owned by any applicable Subsidiary Guarantor immediately prior to such merger, consolidation or liquidation remains effective and perfected immediately thereafter with no loss of relative priority to any other class of creditor from that existing immediately prior to such merger, consolidation or liquidation, (b) any Exempted Guarantor may merge or consolidate with, or liquidate into, any other Exempted Guarantor or other Business Entity that is not a Credit Related Party, provided that (i) the surviving Business Entity is, directly or indirectly, a wholly-owned Subsidiary of El Paso, remains a Subsidiary Guarantor and if the Exempted Guarantor is not the continuing or surviving Business Entity, the continuing or surviving Business Entity unconditionally assumes by written agreement satisfactory to the Administrative Agent (as defined in the El Paso New Revolving Facility) all of the obligations of such Exempted Guarantor under the Loan Documents (as defined in the El Paso New Revolving Facility) to which the applicable Exempted Guarantor is a party and
         (ii) the Relevant Lien under the Security Documents (as defined in the El Paso New Revolving Facility) on any Relevant Collateral owned by the applicable Exempted Guarantor immediately prior to such merger, consolidation or liquidation remains effective and perfected immediately thereafter with no loss of relative priority to any other class of creditor from that existing immediately prior to such merger, consolidation or liquidation, and (c) El Paso may merge or consolidate with, or liquidate into, any Business Entity other than a Credit Related Party, provided that (i)(A) El Paso is the continuing or surviving Business Entity or (B) the continuing or surviving Business Entity is organized under the laws of the United States or a State thereof and unconditionally assumes by written agreement satisfactory to the Mustang Administrative Agent all of the performance and payment obligations of El Paso under this Agreement and the other Operative Documents to which El Paso is a party and (ii) the Relevant Lien under the Security Documents (as defined in the El Paso New Revolving Facility) on any Relevant Collateral owned by El Paso immediately prior to such merger, consolidation or liquidation remains effective and perfected immediately thereafter with no loss of relative priority to any other class of creditor (either contractually, by structural subordination or otherwise) from that existing immediately prior to such merger, consolidation or liquidation.

                  (f) Bankruptcy. (i) Consent to, vote for, or otherwise cause, collude to cause, or permit (or permit any of its Affiliates, to consent to, or vote for, or otherwise cause or permit) Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan, any Sponsor Subsidiary, any Counterparty to an E&P Participation Agreement or any Production Payment Agreement or any other El Paso Party voluntarily to take any action of the type referred to in clause (a)(iii) or (b), or clause (c) insofar as such clause (c) refers to clause (a)(iii) or (b), of the definition of "VOLUNTARY BANKRUPTCY".

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

                  (ii) Consent to, vote for, or otherwise cause or collude to cause (or permit any of its Affiliates, to consent to, or vote for, or otherwise cause) Mustang voluntarily to take any action of the type referred to in clause (a)(iii) or (b), or clause (c) insofar as such clause (c) refers to clause (a)(iii) or (b), of the definition of "VOLUNTARY BANKRUPTCY".

                  (g) Principal Subsidiaries and Material Subsidiaries. Permit at any time any Sponsor Subsidiary, Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan, any Intermediate Holder, any Underlying Business, or Clydesdale to be:

                           (i)      a Sonat Restricted Subsidiary; or

                           (ii)     directly owned by El Paso.

                  (h) Consolidated Taxes. Notwithstanding the El Paso Natural Gas Company Income Tax Provision and Settlement Policy dated July 1, 1992 or any successor agreement or document (with respect to which El Paso, on its own behalf and on behalf of any affiliated party, hereby waives any right to payment until the Debt Collection Date has occurred), permit any Sponsor Subsidiary to pay any Consolidated Taxes (including, without limitation, any Consolidated Taxes attributable to such Sponsor Subsidiary) or to pay or reimburse El Paso, any Relevant El Paso Party or any other El Paso Affiliate for or in respect of any Consolidated Taxes (including, without limitation, any Consolidated Taxes attributable to such Sponsor Subsidiary).

                  (i) Holders of the Sponsor Subsidiary Subordinated Note. Permit the Sponsor Subsidiary Subordinated Note to be held by any Person that is not an El Paso Company or that is an obligor under the Sponsor Subsidiary Subordinated Note.

                  5.4. Reporting Requirements. (a) El Paso hereby covenants and agrees that, until the Debt Collection Date, it will furnish to Mustang the following:

                  (i) Quarterly Reports. As soon as publicly available and in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of each of El Paso and each other Credit Related Party that is required to file a Form 10-Q and/or Form 10-K with the SEC, a consolidated balance sheet of each of El Paso and such other Credit Related Party and its consolidated Subsidiaries as of the end of such quarter, and consolidated statements of income and cash flows of each of El Paso and such other Credit Related Party and its respective Subsidiaries each for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified (subject to normal year-end adjustments and the absence of footnotes) as being fairly stated in all material respects by the chief financial officer, controller or treasurer of El Paso and, in each case, accompanied by a certificate of any such officer of El Paso stating (A) whether or not such officer has knowledge of the occurrence of any El Paso Event that is continuing or of any event not theretofore remedied that with notice or lapse of time or both would constitute an El Paso Event and, if so, stating in reasonable detail the facts with respect thereto, (B) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not El Paso is in compliance with the requirements set forth in Sections 5.3(b) and
         (c)(i), and (C) a listing of all Credit Related Parties and

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                                       33
         consolidated Subsidiaries of El Paso showing the extent of its direct and indirect holdings of their stocks.

                  (ii) Annual Reports. As soon as publicly available and in any event within 120 days after the end of each fiscal year of El Paso and each other Credit Related Party that is required to file a Form 10-Q and/or Form 10-K with the SEC, a copy of the annual report for such year for each of El Paso and such other Credit Related Party and its respective consolidated Subsidiaries containing financial statements for such year reported on by PricewaterhouseCoopers LLP or other nationally recognized independent public accountants, accompanied by a report signed by said accountants stating that such financial statements have been prepared in accordance with GAAP.

                  (iii) Compliance Certificate. Within 120 days after the close of each of El Paso's fiscal years, a certificate of the chief financial officer, controller or treasurer of El Paso stating (A) whether or not such chief financial officer, controller or treasurer has knowledge of the occurrence of any El Paso Event that is continuing or of any event not theretofore remedied that with notice or lapse of time or both would constitute such an El Paso Event and, if so, stating in reasonable detail the facts with respect thereto, (B) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not El Paso is in compliance with the requirements set forth in Sections 5.3(b) and (c)(i) and (C) a listing of all Credit Related Parties and consolidated Subsidiaries of El Paso showing the extent of its direct and indirect holdings of their stocks.

                  (iv) Public Reports. Promptly after the sending or filing thereof, copies of all publicly available reports that El Paso or any other Credit Related Party sends to any of its security holders and copies of all publicly available reports and registration statements that El Paso or any other Credit Related Party files with the SEC or any national securities exchange other than registration statements relating to employee benefit plans and to registrations of securities for selling security holders.

                  (v) FERC Reports. Within 10 days after sending or filing thereof, a copy of FERC Form No. 2: Annual Report of Major Natural Gas Companies, sent or filed by any Credit Related Party with FERC with respect to each fiscal year of such Credit Related Party.

                  (vi) Litigation. Promptly in writing, notice of all litigation and of all proceedings before any governmental or regulatory agencies against or involving El Paso or any other Credit Related Party, except any litigation or proceeding that in the reasonable judgment of El Paso (taking into account the exhaustion of all appeals) is not likely to have a material adverse effect on the consolidated financial condition of El Paso and its consolidated Subsidiaries taken as a whole.

                  (vii) Notice Event, Liquidating Event, Termination Event, Event of Default and Incipient Event. Promptly, but in any event no later than three Business Days, after an executive officer of El Paso or a Responsible Officer of the sole member or managing member, as applicable, of any Sponsor Subsidiary has actual knowledge of such occurrence that is continuing, a notice of the occurrence of any Notice Event, Liquidating

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

         Event, Termination Event, Event of Default or Incipient Event, and a notice setting forth details of the actions that El Paso or the appropriate Subsidiary of El Paso has taken or propose to take with respect thereto.

                  (viii) ERISA Termination Event. As soon as practicable and in any event (A) within 30 days after El Paso or any ERISA Affiliate knows or has reason to know that any ERISA Termination Event described in clause (a) of the definition of ERISA Termination Event with respect to any Plan has occurred and (B) within 10 days after El Paso or any ERISA Affiliate knows or has reason to know that any other ERISA Termination Event with respect to any Plan has occurred, a statement of the chief financial officer or treasurer of El Paso describing such ERISA Termination Event and the action, if any, that El Paso or such ERISA Affiliate proposes to take with respect thereto.

                  (ix) Pension Benefit Guaranty Corporation Notices. Promptly and in any event within two Business Days after receipt thereof by El Paso or any ERISA Affiliate, copies of each notice received by El Paso or any ERISA Affiliate from the Pension Benefit Guaranty Corporation (or any successor) stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan.

                  (x) Actuarial Information. Promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Single Employer Plan.

                  (xi) Multiemployer Plan. Promptly and in any event within five Business Days after receipt thereof by El Paso or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by El Paso or any ERISA Affiliate concerning (A) the imposition of Withdrawal Liability by a Multiemployer Plan, (B) the determination that a Multiemployer Plan is, or is expected to be, in reorganization or insolvent within the meaning of Title IV of ERISA,
         (C) the termination of a Multiemployer Plan within the meaning of Title IV of ERISA, or (D) the amount of liability incurred, or expected to be incurred, by El Paso or any ERISA Affiliate in connection with any event described in clause (A), (B) or (C) above.

                  (xii) Other Information. As soon as practicable but in any event within 60 days of any notice of request therefor, such other information respecting the financial condition and results of operations of El Paso or any Subsidiary of El Paso as the Mustang Administrative Agent, any Mustang Lender or any Equity Investor may from time to time reasonably request.

                  (b) Until the Debt Collection Date, El Paso will, on behalf of all Sponsor Subsidiaries, unless otherwise consented to in writing by the Equity Investors, the Mustang Administrative Agent and the Majority Instructing Group, furnish to Mustang and, in the case of subsections (iv),
(viii), (ix), (x) and (xi) below, to the Sponsor Subsidiary Collateral Agent and, in the case of subsection (vii)(C) below, to the Designated Representative:

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

                  (i) Annual Reports. Within 120 days after the end of each Sponsor Subsidiary's Fiscal Years beginning with the Fiscal Year ending December 31, 2001, the following:

                           (A)      a Compliance Certificate;

                           (B) for such Fiscal Year and with respect to all of the Sponsor Subsidiaries and their respective consolidated Subsidiaries on a consolidated basis, combined audited consolidated (and, if more than one Intermediate Holder and/or Underlying Business is directly or indirectly owned by any Sponsor Subsidiary or Sponsor Subsidiaries, consolidating) balance sheets as of the last day of such Fiscal Year and the preceding Fiscal Year (if any) and combined audited consolidated (and, if more than one Intermediate Holder and/or Underlying Business is directly or indirectly owned by any Sponsor Subsidiary or Sponsor Subsidiaries, consolidating) income statements and statements of cash flows for such periods and the notes associated with each, for all Sponsor Subsidiaries and their respective consolidated Subsidiaries; and

                           (C) an Operating Report in the form of Schedule 5.4(b) hereto.

                  (ii) Quarterly Reports. Beginning with the Fiscal Quarter ending March 31, 2001, within 60 days after the end of each Fiscal Quarter in respect of the first three Fiscal Quarters of each Fiscal Year, copies of each of the following:

                           (A)      a Compliance Certificate;

                           (B) for such Fiscal Quarter and with respect to all of the Sponsor Subsidiaries and their respective consolidated Subsidiaries on a consolidated basis, combined unaudited consolidated (and, if more than one Intermediate Holder and/or Underlying Business is directly or indirectly owned by any Sponsor Subsidiary or Sponsor Subsidiaries, consolidating) balance sheets as of the last day of such Fiscal Quarter and for the comparable quarter of the prior year (if any) and combined unaudited consolidated (and, if more than one Intermediate Holder and/or Underlying Business is directly or indirectly owned by any Sponsor Subsidiary or Sponsor Subsidiaries, consolidating) income statements and statements of cash flows for such Fiscal Quarter and, in respect of the first three Fiscal Quarters of each Fiscal Year, for the Fiscal Year to date, if any, ending on the last day of such Fiscal Quarter and for the comparable periods of the prior Fiscal Year (if any) for such Sponsor Subsidiary or Sponsor Subsidiaries and their respective consolidated Subsidiaries;

                           (C) a certification by a Responsible Officer of El Paso that the statements and balance sheets described in
                  Section 5.4(b)(ii)(B) are fairly stated in all material respects (subject to normal year-end adjustments);

                           (D) an Operating Report in the form of Schedule 5.4(b) hereto; and

                  (iii)    [Intentionally omitted].

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

                  (iv) Litigation. Promptly in writing, notice of all litigation and of all proceedings of the kind contemplated by
         Section 4.01(g) and Section 4.02(g) of the Sponsor Subsidiary Credit Agreement.

                  (v) Dispositions and Distributions. To the extent reasonably practicable to do so, 5 Business Days (or such lesser period as may be practicable) prior notice of any proposed Disposition, Distribution or voluntary prepayment of any A-Loan that would give rise to a prepayment under Section 2.05(b)(i), (ii), (iii), (iv), (v), (vi),
         (vii) or (viii) of the Sponsor Subsidiary Credit Agreement, and, to the extent it is not reasonably practicable to give such prior notice, El Paso shall give notice of any such Disposition, Distribution or prepayment immediately after such Disposition, Distribution or prepayment.

                  (vi) FERC Forms. Within 10 days after sending or filing thereof, a copy of FERC Form No. 2: Annual Report of Major Natural Gas Companies, sent or filed by any Sponsor Subsidiary, any Intermediate Holder or any Underlying Business relating to any Energy Investment held by any Sponsor Subsidiary to or with FERC with respect to each Fiscal Year.

                  (vii) Reserve Reports. (A) On or before March 1 of each calendar year commencing March 1, 2001 and each other date required in connection with an E&P Borrowing Base Redetermination under Section 2.09(d) and Section 2.09(e) of the Sponsor Subsidiary Credit Agreement, a Reserve Report. Each Reserve Report delivered in connection with an E&P Borrowing Base Determination under Section 2.09(b) of the Sponsor Subsidiary Credit Agreement shall be calculated and dated as of the immediately preceding December 31 and each Reserve Report delivered in connection with an E&P Borrowing Base Redetermination under Section 2.09(d) or Section 2.09(e) of the Sponsor Subsidiary Credit Agreement shall be dated as of the date of the applicable Redetermination Notice.

                  (B) With the delivery of each Reserve Report, a certificate from a Responsible Officer of El Paso confirming that the representations and warranties set forth in Section 4.03(a) of the Sponsor Subsidiary Credit Agreement are correct in all material respects. Such certificate shall attach details of each acquisition and Disposition described in Section 2.09(e) of the Sponsor Subsidiary Credit Agreement made since delivery of the last Reserve Report.

                  (C) With the delivery of each Reserve Report, a certificate from a Responsible Officer of El Paso setting forth whether the total Proved Reserves from Subject Interests and E&P Participation Properties reflected in such Reserve Report has increased or decreased by more than 10% with respect to the Proved Reserves reflected in the Reserve Report delivered in connection with the determination of the E&P Borrowing Base on the date hereof or, after the Designated Representative has approved or consented to an E&P Borrowing Base following the delivery of a certificate in the affirmative pursuant to this clause (C), the Reserve Report relating to the E&P Borrowing Base most recently approved or consented to by the Designated Representative immediately following the delivery of a certificate in the affirmative pursuant to this clause (C).

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

                  (viii) Notice of Redetermination Threshold. Notice of the attainment of the Redetermination Threshold promptly after any acquisition or Disposition referred to in Section 2.09(e) of the Sponsor Subsidiary Credit Agreement which causes such Redetermination Threshold to be attained.

                  (ix) Notices Under the E&P Participation Agreements and Production Payment Agreements Receivables. Upon request by Mustang, a copy of any notice, demand or other document furnished to any Sponsor Subsidiary, Lipizzan, Noric or Noric LP under any E&P Participation Agreement or any Production Payment Agreement to which any Sponsor Subsidiary, Lipizzan, Noric or Noric LP is a party.

                  (x) A-Loans. Upon request by Mustang at any time, notice of aggregate relative amount of the A-Loans at such time. Such notice may comprise a copy of the grids attached to the A-Loan Notes.

                  (xi) E&P Participation Properties. Upon request by Mustang, a copy of each Exhibit A to each E&P Participation Agreement to which Noric, Noric LP or a Sponsor Subsidiary is a party.

                  (xii)    [Intentionally Omitted].

                  (xiii) Production Payments. Upon request by Mustang, a copy of each Exhibit A to each Production Payment Agreement and Schedule 1 to each Production Payment Conveyance.

                  (xiv) Other Information. As promptly as is reasonably practicable, such other information relating to the business, financial condition, operations, performance or properties of any Sponsor Subsidiary, each Transaction Asset, each Intermediate Holder and each Underlying Business in the possession or control of any Sponsor Subsidiary, as reasonably requested in writing by Mustang (such written request to identify this Section 5.4(b)(xiv)).

                  (c) El Paso shall furnish to Mustang, on behalf of Clydesdale, the following:

                  (i) Annual Reports. Within 120 days after the end of each Fiscal Year beginning with the Fiscal Year ended December 31, 2000 and ending with the Fiscal Year ended December 31, 2002, the following:

                           (A)      a Compliance Certificate;

                           (B) for each Fiscal Year, audited balance sheets as
                  of the last day of such Fiscal Year and the preceding Fiscal Year (if any) and audited income statements and statements of cash flows for such periods and the notes associated with each, for Clydesdale; and

                           (C) a statement of such Clydesdale Partner's Capital
                  Account balances at the end of the Fiscal Year and a statement of the changes therein since the end of the prior Fiscal Year (if any).

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

                  (ii) Quarterly Reports. Within 60 days after the close of each Fiscal Quarter (other than the final Fiscal Quarter of any Fiscal
         Year) beginning with the first Fiscal Quarter of the Fiscal Year ended December 31, 2000 and ending with the Fiscal Quarter ended March 31, 2003, the following:

                           (A) unaudited statements of cash flows of Clydesdale for such Fiscal Quarter;

                           (B) balance sheets of Clydesdale as of the end of such Fiscal Quarter and for the comparable quarter of the prior Fiscal Year (if any);

                           (C) income statements of Clydesdale for such Fiscal
                  Quarter, for the year to date ending such Fiscal Quarter if other than the first fiscal Quarter of the Fiscal Year and for the comparable periods of the prior Fiscal Year (if any);

                           (D)      a Compliance Certificate; and

                           (E) a certification by a Responsible Officer of El Paso that the statements described in Sections 5.4(c)(ii)(A) and (C) and (iii) and the balance sheets referred to in Section 5.4(c)(ii)(B) are fairly stated in all material respects.

Each balance sheet and other financial statement furnished pursuant to Section 5.4(a)(i) or (ii) shall contain comparative financial information that conforms to the presentation required in Forms 10-Q and 10-K, as appropriate, under the Securities Exchange Act of 1934, as amended. The electronic posting of any financial statements, reports, notices or other items required to be furnished pursuant to Section 5.4 on a website providing for access by Mustang, the Administrative Agent, the Collateral Agent, the Equity Investors and the Bank Lenders (as such terms are defined in the Mustang Credit and Security Agreement) shall constitute delivery for all purposes of Section 5.4 of such financial statements, reports, notices or other items. The accounts, financial statements, financial reports, and other financial information to be provided pursuant to
Section 5.4(b) or (c) shall be prepared in accordance with GAAP; provided that there shall be no requirement to provide footnotes to unaudited financial statements.

                                   SECTION 6

                                  MISCELLANEOUS

                  6.1. Amendments. No amendment or waiver of any provision of this Agreement, and no consent to any departure by El Paso herefrom, shall in any event be effective unless the same shall be in writing and signed by Mustang and El Paso. No such waiver of a provision or consent to a departure in any one instance shall be construed as a further or continuing waiver of or consent to subsequent occurrences, or a waiver of any other provision or consent to any other departure. Any such amendment, waiver or consent signed by Mustang shall be binding on all Indemnified Persons.

                  6.2. Addresses for Notices. Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing or by facsimile and shall be deemed to have been delivered, given, and received for all purposes (a) if

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

delivered personally to the Person or to an officer of the Person to whom the same is directed, or (b) when the same is actually received (if during the recipient s normal business hours if during a Business Day, or, if not, on the next succeeding Business Day), if sent by facsimile (followed by a hard copy of the facsimiled communication sent by certified mail, postage and charges prepaid), or by courier or delivery service or by mail, addressed as follows, or to such other address as such Person may from time to time specify by notice, if to El Paso, at its address at c/o El Paso Corporation, 1001 Louisiana Street, Houston, TX 77002, Attention: Treasurer, Facsimile No.: 713-420-2708, if to Mustang, at its address specified in Section 11.02 of the Sponsor Subsidiary Credit Agreement, and if to any other Indemnified Person, at its address specified by notice given in the manner provided herein to each other Person entitled to receive notice hereunder, or, in each case, to such other address (and with copies to such other Persons) as the Person entitled to receive notice hereunder shall specify by notice given in the manner provided herein to the other Persons entitled to receive notice hereunder.

                  6.3. No Waiver; Cumulative Remedies. No failure on the part of any Indemnified Person to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by Applicable Law.

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

                  6.4. Waiver of Jury Trial. EL PASO AND, BY ACCEPTING THE BENEFITS HEREOF, EACH INDEMNIFIED PERSON, EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

                  6.5. Jurisdiction, Etc. (a) El Paso hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City and any appellate court from any thereof in any action or proceeding by any Indemnified Person in respect of, but only in respect of, any claims or causes of action arising out of or relating to this Agreement (such claims and causes of action, collectively, being "PERMITTED CLAIMS"), and El Paso hereby irrevocably agrees that all Permitted Claims may be heard and determined in such New York State court or in such Federal court. El Paso hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding in any aforementioned court in respect of Permitted Claims. El Paso hereby irrevocably appoints CT Corporation System (the "PROCESS AGENT"), with an office on the date hereof at 111 8th Avenue, New York, New York 10011, as its agent to receive on behalf of El Paso and its property service of copies of the summons and complaint and any other process which may be served by any Indemnified Person in any such action or proceeding in any aforementioned court in respect of Permitted Claims. Such service may be made by delivering a copy of such process to El Paso by courier and by certified mail (return receipt requested), fees and postage prepaid, both (i) in care of the Process Agent at the Process Agent's above address and (ii) at El Paso's address specified pursuant to Section 6.2, and El Paso hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. El Paso agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

                  (b) Nothing in this Section 6.5 shall affect the right of any Indemnified Person to serve legal process in any other manner permitted by Applicable Law or affect any right otherwise existing of any Indemnified Person to bring any action or proceeding against El Paso or its property in the courts of other jurisdictions or (ii) shall be deemed to be a general consent to jurisdiction in any particular court or a general waiver of any defense or a consent to jurisdiction of the courts expressly referred to in subsection (a) above in any action or proceeding in respect of any claim or cause of action other than Permitted Claims.

                  6.6. Assignment. All covenants and other agreements and obligations in this Agreement shall (a) be binding upon El Paso and its successors, but El Paso may not assign its obligations hereunder without the consent of Mustang, except pursuant to a merger or consolidation not prohibited by Section 5.3(e), and (b) inure to the exclusive benefit of, and be enforceable by, Mustang and any Indemnified Person.

                  6.7. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                  6.8. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so

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

 executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This agreement may be delivered by facsimile transmission of the relevant signature pages hereof.

                  6.9. Survival of Representations, Warranties and Indemnities; Entire Agreement. All representations, warranties and indemnities and undertakings to pay costs and expenses contained herein or made by or on behalf of El Paso, as the case may be, in connection herewith or in connection with the Operative Documents (including, without limitation, all representations, warranties and indemnities made by or on behalf of El Paso prior to the Fourth Restatement Date) shall survive (a) the execution and delivery of this Agreement, (b) the completion of the performance by (i) any Sponsor Subsidiary of the Sponsor Subsidiary Obligations, (ii) any Sponsor Subsidiary Member of the Sponsor Subsidiary Member Obligations, (iii) Appaloosa of the Appaloosa Obligations, (iv) any Counterparty to an E&P Participation Agreement or a Production Payment Agreement of the E&P Asset Counterparty Obligations, (v) any El Paso Party of the Hydrocarbon Sales Contract Obligations, (vi) each other El Paso Party of its Obligations under the Operative Documents to which it is a party, (vii) Noric of the Noric Obligations, (viii) Palomino of the Palomino Obligations, (ix) Paso Fino of the Paso Fino Obligations, (x) Noric LP of the Noric LP Obligations, (xi) Lusitano of the Lusitano Obligations or (xii) Lipizzan of the Lipizzan Obligations, and
(c) the Transfer (whether or not such Transfer was a permitted Transfer) by (A) Noric Holdings of all or a portion of its Clydesdale Class A Limited Partnership Interest or any termination of its status as a Clydesdale Class A Limited Partner, (B) Appaloosa of all or a portion of its Clydesdale General Partnership Interest or any termination of its status as a Clydesdale General Partner, (C) Noric Holdings I of all or a portion of its Clydesdale Class A Limited Partnership Interest or any termination of its status as a Clydesdale Class A Limited Partner (D) Noric Holdings I of all or a portion of its Noric Class A Membership Interest or any termination of its status as the Noric Class A Member, (E) Clydesdale of all or a portion of its Noric Class B Membership Interest or any termination of its status as the Noric Class B Member, (F) any Sponsor Subsidiary Member of all or a portion of its interest in any Sponsor Subsidiary or any termination of its status as a Sponsor Subsidiary Member, (G) Noric of all or a portion of its Palomino Membership Interest or Paso Fino Membership Interest or any termination of its status as the Palomino Member or Paso Fino Member, (H) Palomino of all or a portion of its Noric LP General Partnership Interest or any termination of its status as the Noric LP General Partner, (I) Paso Fino of all or a portion of its Noric LP Limited Partnership Interest or any termination of its status as the Noric LP Limited Partner, (J) Noric Holdings IV of all or a portion of its Lusitano Membership Interest or Lipizzan Limited Partner Interest or any termination of its status as the Lusitano Member or Lipizzan Limited Partner or (K) Lusitano of all or a portion of its Lipizzan General Partnership Interest or any termination of its status as the Lipizzan General Partner, and may be relied upon by any Indemnified Person, regardless of any investigation made at any time by or on behalf of any Indemnified Person or any such assignee.

                  6.10. Severability. Every provision of this Agreement that is prohibited by or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

El Paso Agreement

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

                  6.11. Scope of Third-Party Beneficiaries. This Agreement is intended for the exclusive benefit of the Indemnified Persons and no other Person shall have any rights hereunder, whether as a third-party beneficiary or otherwise.

                  6.12. Obligations Absolute. (a) To the fullest extent permitted under Applicable Law, El Paso covenants and agrees that its obligations hereunder will be performed strictly in accordance with the terms of this Agreement, regardless of any Applicable Law now or hereafter in effect in any jurisdiction affecting the ability of any El Paso Party to perform its obligations under any Operative Document or the rights of any Indemnified Person with respect thereto.

                  (b) To the fullest extent permitted under Applicable Law, any action or actions may be brought hereunder by any Indemnified Person without the necessity of joining any prior or other Indemnified Person in such action or actions. To the fullest extent permitted under Applicable Law, the liability of El Paso under this Agreement shall be irrevocable, absolute and unconditional irrespective of, and El Paso hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

                  (i) Any change in the time, manner or place of performance, or in any other term, of all or any of the Obligations of El Paso or any El Paso Party under any other Operative Document, or any other amendment, supplement or waiver of or any consent to departure from any of the Operative Documents, including any increase in or modification of the Obligations of El Paso or any El Paso Party thereunder, or the dissolution of any of the El Paso Parties;

                  (ii) Any change, restructuring or termination of the corporate, limited liability company, or partnership structure, as the case may be, or in the existence or ownership of any of the El Paso Parties;

                  (iii) Any act or omission of any Indemnified Person or any prior or subsequent Indemnified Person hereunder (other than any written amendment or waiver of, or consent to departure from, this Agreement meeting the requirements of Section 6.1 and except to the extent contemplated by Section 3.4);

                  (iv) Any failure of any Indemnified Person to disclose to El Paso any information relating to the financial condition, operations, properties or prospects of Noric, Palomino, Paso Fino, Noric LP, Lusitano, Lipizzan, Appaloosa, any Mustang El Paso Member, any Sponsor Subsidiary or any Sponsor Subsidiary Member now or in the future known to any Indemnified Person (El Paso waiving any duty on the part of each Indemnified Person to disclose such information);

                  (v) Any lack of validity or unenforceability of any of the Sponsor Subsidiary Obligations, the Sponsor Subsidiary Member Obligations, the Appaloosa Obligations, the E&P Asset Counterparty Obligations, the Hydrocarbon Sales Contract Obligations, the Noric Obligations, the Palomino Obligations, the Paso Fino Obligations, the Noric LP Obligations, the Lusitano Obligations or the Lipizzan Obligations;

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

                  (vi) Any Sponsor Subsidiary Obligation, Sponsor Subsidiary Member Obligation, Appaloosa Obligation, E&P Asset Counterparty Obligation, Noric Obligation, Palomino Obligation, Paso Fino Obligation, Noric LP Obligation, Lusitano Obligation or Lipizzan Obligation being unenforceable or not allowable due to the existence of a Bankruptcy involving any Sponsor Subsidiary, any Sponsor Subsidiary Member, Appaloosa, any Counterparty to an E&P Participation Agreement or any Production Payment Agreement, Noric, Palomino, Paso Fino, Noric LP, Lusitano or Lipizzan; or

                  (vii) Any other circumstance (including any statute of limitations or any existence of or reliance on any representation by any Indemnified Person) that might otherwise constitute a defense available to, or a discharge of, any of the El Paso Parties or El Paso or a guarantor or indemnitor generally other than payment and performance when due.

                  (c) El Paso's obligations under this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment by El Paso or any El Paso Party in satisfaction of any of the obligations of El Paso or any El Paso Party under the Operative Documents is rescinded or must otherwise be returned upon the insolvency, bankruptcy or reorganization of El Paso or any El Paso Party, or any Subsidiary of such Person, or otherwise, all as though such payment had not been made.

                  6.13. Waiver. Subject to the provisions of Section 3, El Paso hereby waives (to the extent it may do so under Applicable Law) promptness, diligence, and any notice from any Indemnified Person with respect to any of El Paso's obligations under this Agreement and any requirement that any Indemnified Person exhaust any right or take any action against any of the El Paso Parties or any other Person.

                  6.14.    Subrogation. Until indefeasible payment in full of
(a) El Paso's obligations hereunder, (b) the Sponsor Subsidiary Obligations, and
(c) all other obligations of any other El Paso Party under the Operative Documents, El Paso hereby agrees that it shall not exercise any rights that it may acquire by way of subrogation hereunder, by any payment made hereunder or otherwise. If any amount shall be paid to El Paso on account of such subrogation rights at any time prior to such obligations having been paid in full, such amount shall be held in trust for the benefit of the relevant Indemnified Person and shall forthwith be paid to such Indemnified Person to be credited and applied to any such obligations, whether matured or unmatured, in accordance with the terms hereof.

                  6.15. Termination. All obligations of El Paso under Section 5.2, 5.3 and 5.4 shall automatically terminate in full on the Debt Collection Date. Mustang hereby agrees that it shall, at El Paso's sole cost and expense, deliver to El Paso such statements of termination as El Paso may reasonably request to evidence any such termination pursuant to this Section.

                  6.16. Permitted Disclosure. Notwithstanding any other provision of this Agreement, the parties to this Agreement hereby agree that each party (and each employee, representative, or other agent of each party) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the transaction and all

El Paso Agreement

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

materials of any kind (including opinions or other tax analyses) that are provided to the taxpayer, relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

                      [Signatures appear on the Next Page]

El Paso Agreement

                  IN WITNESS WHEREOF, El Paso has caused this Agreement to be duly executed and delivered by its officer or other duly authorized signatory thereunto duly authorized as of the date first above written.

                                                     EL PASO CORPORATION

                                                     By: /s/ John J. Hopper
                                                         ----------------------
                                                         Name:  John J. Hopper
                                                         Title: Vice President

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                                       46

ACKNOWLEDGED:

MUSTANG INVESTORS, L.L.C.,

By: Dongola, Inc., as its managing member

By: /s/  James A. Hanley
    -----------------------
    Name:  James A. Hanley
    Title: Vice President

El Paso Agreement

                                  EXHIBIT A TO
                                EL PASO AGREEMENT

                                   DEFINITIONS

                  "ADMINISTRATIVE AGENT" has the meaning set forth in the Mustang Credit and Security Agreement.

                  "APA PURCHASERS OFFERING MATERIALS" means any information memorandum prepared for the prospective APA Purchasers in connection with the syndication of the commitments under the Mustang Credit and Security Agreement, together with any amendments, supplements or exhibits thereto and any other materials or documents prepared for the prospective APA Purchasers in connection with the syndication of the commitments under the Mustang Credit and Security Agreement, in each case in form and substance approved in writing by El Paso.

                  "APA PURCHASERS" has the same meaning as "Purchaser" in the Mustang Credit and Security Agreement.

                  "APPALOOSA OBLIGATIONS" has the meaning set forth in Section 3.1(c) of the El Paso Agreement.

                  "BORROWER" means El Paso and each Pipeline Company Borrower.

                  "CAPITALIZATION" of any Person means the sum (without duplication) of (a) consolidated Debt of such Person and its consolidated Subsidiaries, plus (b) the aggregate amount of Guaranties by such Person and its consolidated Subsidiaries, plus (c) the consolidated common and preferred stockholders' equity of such Person and its consolidated Subsidiaries, plus (d) the cumulative amount by which stockholders' equity of such Person shall have been reduced by reason of non-cash write downs of long-term assets from and after the Fourth Restatement Date, plus (e) in the case of El Paso, those items included as "preferred interests of consolidated subsidiaries" (or analogous line item) as listed on the consolidated balance sheet of El Paso as of December 31, 2002 and regardless of any change thereafter in accounting treatment thereof, plus (f) in the case of El Paso, those items included as "minority interests of consolidated subsidiaries" (or analogous line item) as listed on the consolidated balance sheet of El Paso as of December 31, 2002 and regardless of any change thereafter in accounting treatment thereof, so long as the terms and conditions of any financing associated with any such items referred to in clause (e) or (f) above (or successive extensions or refinancings thereof) are not amended so as to become more restrictive to El Paso or its Subsidiaries than the terms and conditions of this Agreement, and minus (g) accumulated other comprehensive income (loss) (or analogous line item).

                  "COLLATERAL AGENT" has the meaning set forth in the Mustang Credit and Security Agreement.

                  "CREDIT PARTY" has the meaning set forth in the El Paso New Revolving Facility.

                  "CXC" shall mean CXC, LLC a Delaware limited liability company.

El Paso Agreement

                  "DISCLOSURE QUALIFICATION" shall mean that (i) no representation, warranty or covenant is made with respect to any information concerning CNAI, any APA Purchaser, the Administrator, the Clydesdale Custodian, the Sponsor Subsidiary Collateral Agent or Mustang, any other lender, collateral agent, credit enhancer to or for, or any direct or indirect members of, Mustang (other than any member that is an Affiliate of El Paso), or any Affiliates or agents or other representatives of any of the foregoing, (ii) no representation, warranty or covenant is made with respect to any Financial Projections, Securitization Information or Third Party Information, (iii) no representation, warranty or covenant is made with respect to the terms or effects of or any Person's rights or obligations under any agreement or document other than the Operative Documents to which El Paso or an Affiliate of El Paso is a party and any documents with respect to any Transaction Assets, and (iv) any representation, warranty or covenant that is stated to be subject to the Disclosure Qualification in any Offering Materials is subject to the foregoing clauses (i) to (iii) and to the additional qualifications, assumptions and disclaimers set forth in such Offering Materials.

                  "E&P ASSET COUNTERPARTY OBLIGATIONS" has the meaning set forth in Section 3.1(e) of the El Paso Agreement.

                  "EQUITY INVESTOR" means each "Equity Participant" under and as defined in the Mustang Company Agreement.

                  "EQUITY INVESTORS OFFERING MATERIALS" means the information memorandum (if any) prepared for the prospective equity investors whether such information memorandum is prepared solely for such equity investor or for the APA Purchaser or both, together with any amendments, supplements, or exhibits thereto and any other materials or documents prepared for the prospective equity investors, in connection with the sale of the Mustang Member Interests under the Mustang Company Agreement, in each case in form and substance as approved in writing by El Paso.

                  "EXEMPTED GUARANTOR" has the meaning set forth in the El Paso New Revolving Facility.

                  "FERC ELIGIBLE ASSET" means assets or other properties that are or will become eligible for rate coverage under the regulations promulgated by FERC.

                  "FINANCIAL PROJECTIONS" shall mean (a) any forward looking statement (as defined in Rule 175 under the Securities Act), (b) any prospective financial statement, financial forecast or financial projection (as defined in guidelines published by the American Institute of Certified Public Accountants) and (c) any information under the heading "Financial Forecasts and Assumptions" (or any summary thereof), in each case included in (including as an exhibit to) any Offering Materials.

                  "GUARANTY REDUCTION EVENT" has the meaning set forth in the El Paso New Revolving Facility.

                  "HYDROCARBON SALES CONTRACT OBLIGATIONS" has the meaning set forth in Section 3.1(f) of the El Paso Agreement.

El Paso Agreement

                  "INDEMNIFIED PERSON" means Mustang, the Administrative Agent, the Mustang Collateral Agent, each Lender, each APA Purchaser, each agent for the APA Purchasers, Lord Securities, the Residual Credit Enhancer, the Sponsor Subsidiary Collateral Agent, the Administrator, the Clydesdale Custodian, the Noric Custodian, any Appraiser, each Equity Investor, each holder of an interest in any part of the Advances and any successor and permitted assignee of any such Person (whether pursuant to an assignment for security or otherwise, but excluding any assignee for security of any Equity Investor) and the direct and indirect members, partners, shareholders and other equity or residual interest holders of any of the foregoing, and each of the respective directors, officers, trustees, managers, employees, administrators and agents of any of the foregoing.

                  "INDEMNIFIED PROCEEDING" has the meaning set forth in Section
3.5 of the El Paso Agreement.

                  "LENDER" has the meaning set forth in the Mustang Credit and Security Agreement.

                  "LIPIZZAN OBLIGATIONS" has the meaning set forth in Section 3.1(l) of the El Paso Agreement.

                  "LUSITANO OBLIGATIONS" has the meaning set forth in Section 3.1(k) of the El Paso Agreement.

                  "MOJAVE" means Mojave Pipeline Company, a Texas general partnership.

                  "MOJAVE OPERATING" means Mojave Pipeline Operating Co., a Texas corporation and, as of the Closing Date, a Subsidiary of Mojave.

                  "MUSTANG COLLATERAL AGENT" means the "Collateral Agent" as such term is defined in the Mustang Credit and Security Agreement.

                  "MUSTANG COMPANY AGREEMENT" means the Amended and Restated Company Agreement of Mustang Investors, L.L.C., originally dated as of April 28, 2000, as amended and restated as of May 9, 2000, December 15, 2000 and July 19, 2002, and further amended and restated as of April 16, 2003 among Mustang Holdings, L.L.C., each Equity Investor, Dongola, Inc., Lord Securities and the Mustang El Paso Member.

                  "MUSTANG CREDIT AND SECURITY AGREEMENT" means the Amended and Restated Credit and Security Agreement, originally dated as of May 9, 2000 and amended and restated as of December 15, 2000, June 29, 2001, November 7, 2001 and July 19, 2002, and further amended and restated as of April 16, 2003 among Mustang, CXC, as the initial SC Lender, and Citicorp North America, Inc., as administrative agent, RCE Agent (as therein defined) and as collateral agent.

                  "MUSTANG EL PASO MEMBER" means Shetland.

                  "MUSTANG LOAN DOCUMENTS" has the same meaning as "Loan Documents" in the Mustang Credit and Security Agreement.

El Paso Agreement

                  "MUSTANG MEMBER INTEREST" has the meaning set forth for the term "Member Interest" in the Mustang Company Agreement.

                  "NORIC LP OBLIGATIONS" has the meaning set forth in Section 3.1(j) of the El Paso Agreement.

                  "OFFERING MATERIALS" means each of the Equity Investors Offering Materials and the APA Purchasers Offering Materials.

                  "OPERATIVE DOCUMENTS" means all of the "Operative Documents" as defined in the Definitions Agreement and the Tax Indemnity Agreement.

                  "PALOMINO OBLIGATIONS" has the meaning set forth in Section 3.1(h) of the El Paso Agreement.

                  "PASO FINO OBLIGATIONS" has the meaning set forth in Section 3.1(i) of the El Paso Agreement.

                  "RELEVANT CASH EQUIVALENTS" means "CASH EQUIVALENTS" as defined in the El Paso New Revolving Facility.

                  "RELEVANT COLLATERAL" means "COLLATERAL" as defined in the El Paso New Revolving Facility.

                  "RELEVANT COLLATERAL PERMITTED LIENS" means "COLLATERAL PERMITTED LIENS" as defined in the El Paso New Revolving Facility.

                  "RELEVANT COLLATERAL ACCOUNT" means "COLLATERAL ACCOUNT" as defined in the El Paso New Revolving Facility.

                  "RELEVANT DATE" has the meaning set forth in Section 2.16 of the El Paso Agreement.

                  "RELEVANT DISPOSITION" means "DISPOSITION" as defined in the El Paso New Revolving Facility.

                  "RELEVANT EBITDA" means "EBITDA" as defined in the El Paso New Revolving Facility.

                  "RELEVANT EL PASO PARTY" has the meaning set forth in Section
2.1 of the El Paso Agreement.

                  "RELEVANT LIENS" means "LIENS" as defined in the El Paso New Revolving Facility.

                  "RELEVANT NET CASH PROCEEDS" means "NET CASH PROCEEDS" as defined in the El Paso New Revolving Facility.

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

                  "RESIDUAL CREDIT ENHANCER" means Royal Bank of Canada or any other provider of "Residual Credit Enhancement" (as defined in the Mustang Credit and Security Agreement).

                  "RESPONSIBLE OFFICER" means the chief financial officer, controller or treasurer of El Paso.

                  "RESTRICTED EQUITY INTERESTS" means the collective reference to the Equity Interests in each of Bear Creek Storage, CIG, Mojave, Mojave Operating and WIC so long as and until such Equity Interests have been disposed of in a Relevant Disposition in accordance with the terms and provisions of the Loan Documents (as defined in the El Paso New Revolving Facility) and such Person ceases to be a direct or indirect Subsidiary of El Paso.

                  "RESTRICTED SUBSIDIARIES" has the meaning set forth in the El Paso New Revolving Facility.

                  "SC LENDER" has the meaning set forth in the Mustang Credit and Security Agreement.

                  "SEC" means the United States Securities and Exchange Commission.

                  "SECURITIZATION INFORMATION" shall mean any information included in any Offering Materials concerning (a) the Asset Purchase Agreement,
(b) the Insurance Agreement, (c) the Residual Credit Enhancement Agreement, (d) the Administration Agreement, (e) the Mustang Credit and Security Agreement, (f) the Investor Note (as defined in the Mustang Credit and Security Agreement), (g) any other contract, agreement or instrument entered into in connection with the Transactions by any other lender, credit enhancer to or for, or any direct or indirect members of, Mustang (other than any Mustang Member that is an Affiliate of El Paso) or (h) any Person who is a party to any of the foregoing contracts, agreements or instruments or any of the transactions contemplated thereby, other than any such contract, agreement or instrument (excluding any consents entered into in connection with the Transactions) to which (1) El Paso, (2) Noric Holdings, any other Sponsor Subsidiary, Noric, Palomino, Paso Fino, Noric LP or Clydesdale or (3) any other Affiliate of El Paso is a party and, in each case above in this clause (i), any Affiliates or agents or other representatives of any such non-excluded Persons.

                  "SONAT RESTRICTED SUBSIDIARY" means a "RESTRICTED SUBSIDIARY" as defined in the Indenture, dated as of June 1, 1986, between Sonat and Manufacturers Hanover Trust Company.

                  "SPONSOR SUBSIDIARY MEMBER OBLIGATIONS" has the meaning set forth in Section 3.1(b) of the El Paso Agreement.

                  "SPONSOR SUBSIDIARY OBLIGATIONS" has the meaning set forth in
Section 3.1(a) of the El Paso Agreement.

                  "SPONSOR SUBSIDIARY SUBORDINATED NOTE HOLDER OBLIGATIONS" has the meaning set forth in Section 3.1(n) of the El Paso Agreement.

El Paso Agreement

                  "SUBSIDIARY GUARANTOR" has the meaning set forth in the El Paso New Revolving Facility.

                  "SYNDICATION DATE" means the date on which the closing of the syndication of the commitments of the APA Purchasers occurs, as notified to El Paso by the Administrative Agent.

                  "TAX INDEMNITY AGREEMENT" means the Amended and Restated Tax Indemnity Agreement, originally dated as of May 9, 2000 and amended and restated as of April 16, 2003 among El Paso and the Class A Members of Mustang.

                  "THIRD PARTY INFORMATION" shall mean any information included in an Information Memorandum (a) that is available from generally recognized public sources or (b) for which the source is any separately identified third party source or any other Person not affiliated with or acting as agent or representative for El Paso or any Affiliate of El Paso.

El Paso Agreement

                                    EXHIBIT B

                         FORM OF COMPLIANCE CERTIFICATE

          [TO BE DELIVERED UNDER SECTION 5.4 OF THE EL PASO AGREEMENT]

To:      Mustang Investors, L.L.C.

         Copies to those Persons listed on the attached Schedule I

                  Reference is made to the Amended and Restated Sponsor Subsidiary Credit Agreement (the "SPONSOR SUBSIDIARY CREDIT AGREEMENT"), originally dated as of May 9, 2000 as amended and restated as of December 15, 2000, June 29, 2001, July 19, 2002 and as further amended and restated as of April 16, 2003 among Noric Holdings, the other Sponsor Subsidiaries party thereto, Mustang Investors, L.L.C. and certain other parties. Capitalized terms used and not defined herein have the respective meanings ascribed thereto in the Sponsor Subsidiary Credit Agreement.

                  I, [name of officer], [title of officer] of El Paso (the "COMPANY"), hereby certify that I am a Responsible Officer of the Company duly authorized to execute this Compliance Certificate, and I further certify that:

         (1) No Incipient Event, Event of Default, Liquidating Event, Sponsor Subsidiary Termination Event or Notice Event has occurred and is continuing [or specify nature of Incipient Event, Event of Default, Liquidating Event, Sponsor Subsidiary Termination Event or Notice Event and action that El Paso and the relevant Sponsor Subsidiary propose taking with respect to such event].

         (2) The Operating Report attached hereto as Schedule II pursuant to Section 5.4(b)[(i)][(ii)] of the El Paso Agreement is true and correct as of the date hereof.

         (3) The Maximum Clawback Amount as at the end of the [Fiscal Year][Fiscal Quarter] ended [date] is _____________.

         (4) The Excess Distribution for the [Fiscal Year][Fiscal Quarter] ended [date] is _____________ and attached hereto as Schedule III is a true and correct calculation thereof.

         (5) Attached hereto as Schedule IV are the true and correct calculations of the financial covenants set forth under
                  Section 5.04 and Section 6.01(f) of the Sponsor Subsidiary Credit Agreement.

         (6) The aggregate principal amount of A-Loans outstanding and the Total Cash Collateral Amount, each as at the Coverage Test Date with respect to the [Fiscal Year][Fiscal Quarter] ended [date] are $________________ and $________________, respectively.

El Paso Agreement

IN WITNESS WHEREOF, I have hereunto set my hand as of the date first above written.

                                                     By  _______________________
                                                     Name:
                                                     Title:

El Paso Agreement

                                                                      SCHEDULE I

                        SCHEDULE OF ADDITIONAL ADDRESSEES

                  Mustang Investors, L.L.C.
                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, DE 19890 - 1600

                  Attention: Corporate Trust Administration
                  Facsimile No.: 302-651-8882

                  Rio Grande Trust II
                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, DE 19890 - 1600
                  Attention: Corporate Trust Administration
                  Facsimile No.: 302-651-8882

                  Citicorp North America, Inc.
                  as Administrative Agent
                  388 Greenwich Street
                  New York, NY 10013
                  Attention: Global Maximization Unit
                  Facsimile No.: 212-816-0262

                  copy to:
                  Citibank Delaware
                  Disclosure Unit
                  Two Penns Way, Suite 200
                  New Castle, DE 19720
                  Attention: Sue Anne Leighty
                  (212) 994-0961 - fax

                  copy to:
                  Citibank, N.A.
                  1200 Smith Street
                  Suite 2000
                  Houston, TX 77002
                  Attention: Amy Pincu, Relationship Manager, El Paso
                    Corporation
                  Facsimile No.: 713-654-2849

                  Capital Structuring
                  Citibank, N.A.
                  388 Greenwich Street 37th Floor
                  New York, NY 10013
                  Attention: Elliot Conway, Managing Director, Capital
                    Structuring
                  Facsimile No.: 212-816-0636

El Paso Agreement

                                                                     SCHEDULE II

                                OPERATING REPORT

       [PLEASE ATTACH THE OPERATING REPORT IN THE FORM OF SCHEDULE 5.4(B)]

El Paso Agreement

                         FORM OF COMPLIANCE CERTIFICATE

   [TO BE DELIVERED UNDER SECTION 5.4(c)(i) OR (ii) OF THE EL PASO AGREEMENT]

[DATE]

To:      Mustang Investors, L.L.C.

         Copies to those Persons listed on the attached Schedule I

                  Reference is made to the Amended and Restated Sponsor Subsidiary Credit Agreement (the "SPONSOR SUBSIDIARY CREDIT AGREEMENT"), originally dated as of May 9, 2000 as amended and restated as of December 15, 2000, June 29, 2001, July 19, 2002 and as further amended and restated as of April 16, 2003 among Noric Holdings, the other Sponsor Subsidiaries party thereto, Mustang Investors, L.L.C. and certain other parties named therein. Capitalized terms used and not defined herein have the respective meanings ascribed thereto in the Sponsor Subsidiary Credit Agreement.

                  I, [name of officer], [title of officer] of El Paso (the "COMPANY"), hereby certify that I am a Responsible Officer of the Company duly authorized to execute this Compliance Certificate, and I further certify that no Incipient Event, Event of Default, Liquidating Event, Sponsor Subsidiary Termination Event or Notice Event has occurred and is continuing [or specify nature of Incipient Event, Event of Default, Liquidating Event, Sponsor Subsidiary Termination Event or Notice Event and action that Sponsor Subsidiaries propose taking with respect to such event].

IN WITNESS WHEREOF, I have hereunto set my hand as of the date first above written.

                                                     By  _______________________
                                                     Name:
                                                     Title:

El Paso Agreement

                                                                      SCHEDULE I

                        SCHEDULE OF ADDITIONAL ADDRESSEES

                  Mustang Investors, L.L.C.
                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, DE 19890 - 1600
                  Attention: Corporate Trust Administration
                  Facsimile No.: 302-651-8882

                  Rio Grande Trust II
                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, DE 19890 - 1600
                  Attention: Corporate Trust Administration
                  Facsimile No.: 302-651-8882

                  Citicorp North America, Inc.
                  as Administrative Agent
                  388 Greenwich Street
                  New York, NY  10013
                  Attention: Global Maximization Unit
                  Facsimile No.: 212-816-0262

                  copy to:
                  Citibank Delaware
                  Disclosure Unit
                  Two Penns Way, Suite 200
                  New Castle, DE 19720
                  Attention: Sue Anne Leighty
                  (212) 994-0961 - fax

                  copy to:
                  Citibank, N.A.
                  1200 Smith Street
                  Suite 2000
                  Houston, TX 77002
                  Attention: Amy Pincu, Relationship Manager, El Paso
                    Corporation
                  Facsimile No.: 713-654-2849

                  Capital Structuring
                  Citibank, N.A.
                  388 Greenwich Street 37th Floor
                  New York, NY 10013
                  Attention: Elliot Conway, Managing Director, Capital
                    Structuring
                  Facsimile No.: 212-816-0636

El Paso Agreement

                         FORM OF COMPLIANCE CERTIFICATE

   [TO BE DELIVERED UNDER SECTION 5.4(c)(i) OR (ii) OF THE EL PASO AGREEMENT]

[DATE]

To:      Mustang Investors, L.L.C.

         Copies to those Persons listed on the attached Schedule I

                  Reference is made to the Amended and Restated Sponsor Subsidiary Credit Agreement (the "SPONSOR SUBSIDIARY CREDIT AGREEMENT"), originally dated as of May 9, 2000 as amended and restated as of December 15, 2000, June 29, 2001, July 19, 2002 and as further amended and restated as of April 16, 2003 among Noric Holdings, the other Sponsor Subsidiaries party thereto, Mustang Investors, L.L.C. and certain other parties named therein. Capitalized terms used and not defined herein have the respective meanings ascribed thereto in the Sponsor Subsidiary Credit Agreement.

                  I, [name of officer], [title of officer] of El Paso (the "COMPANY"), hereby certify that I am a Responsible Officer of the Company duly authorized to execute this Compliance Certificate, and I further certify that no Incipient Event, Event of Default, Liquidating Event, Sponsor Subsidiary Termination Event or Notice Event has occurred and is continuing [or specify nature of Incipient Event, Event of Default, Liquidating Event, Sponsor Subsidiary Termination Event or Notice Event and action that Sponsor Subsidiaries propose taking with respect to such event].

IN WITNESS WHEREOF, I have hereunto set my hand as of the date first above written.

                                                     By  _______________________
                                                     Name:
                                                     Title:

El Paso Agreement

                                                                      SCHEDULE I

                        SCHEDULE OF ADDITIONAL ADDRESSEES

                  Mustang Investors, L.L.C.
                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, DE 19890 - 1600
                  Attention: Corporate Trust Administration
                  Facsimile No.: 302-651-8882

                  Rio Grande Trust II
                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, DE 19890 - 1600
                  Attention: Corporate Trust Administration
                  Facsimile No.: 302-651-8882

                  Citicorp North America, Inc.
                  as Administrative Agent
                  388 Greenwich Street
                  New York, NY 10013
                  Attention: Global Maximization Unit
                  Facsimile No.: 212-816-0262

                  copy to:
                  Citibank Delaware
                  Disclosure Unit
                  Two Penns Way, Suite 200
                  New Castle, DE 19720
                  Attention: Sue Anne Leighty
                  (212) 994-0961 - fax

                  copy to:
                  Citibank, N.A.
                  1200 Smith Street
                  Suite 2000
                  Houston, TX 77002
                  Attention: Amy Pincu, Relationship Manager, El Paso
                    Corporation
                  Facsimile No.: 713-654-2849

                  Capital Structuring
                  Citibank, N.A.
                  388 Greenwich Street 37th Floor
                  New York, NY 10013
                  Attention: Elliot Conway, Managing Director, Capital
                    Structuring
                  Facsimile No.: 212-816-0636

El Paso Agreement

                                 SCHEDULE 2.8 TO
                                EL PASO AGREEMENT

                   SPONSOR SUBSIDIARIES INCLUDED IN TAX RETURN

El Paso Agreement

                             SCHEDULE 5.4(B)(XI) TO
                                EL PASO AGREEMENT

                            FORM OF OPERATING REPORT

El Paso Agreement

                     AMENDED AND RESTATED GUARANTY AGREEMENT

                       Originally dated as of May 9, 2000

  Amended and Restated as of December 15, 2000 and July 19, 2002 and as further
                    Amended and Restated as of April 16,2003

                                     Made by

                               EL PASO CORPORATION
                                  as Guarantor

                                   in favor of

                     EACH SPONSOR SUBSIDIARY, NORIC, L.L.C.,
                    NORIC, L.P., AND EACH CONTROLLED BUSINESS
                                as Beneficiaries

El Paso Agreement

                                TABLE OF CONTENTS

Section                                                                                                             Page
Section 1.  Guaranty..............................................................................................    2

Section 2.  Guaranty Absolute.....................................................................................    2

Section 3.  Waivers and Acknowledgments...........................................................................    3

Section 4.  Subrogation...........................................................................................    3

Section 5.  Payments..............................................................................................    4

Section 6.  Payments Free of Withholdings.........................................................................    4

Section 7.  Governing Law.........................................................................................    5

Section 8.   Entire Guaranty......................................................................................    5

Section 9.  Execution in Counterparts.............................................................................    5

Section 10.  Amendments...........................................................................................    5

Section 11.  Further Assurances...................................................................................    5

Section 12.  Continuing Guaranty..................................................................................    5

Section 13.  No Waiver; Remedies..................................................................................    5

Section 14.  Waiver of Jury Trial.................................................................................    5

Section 15.  Jurisdiction, Etc....................................................................................    5

Section 16.  Assignment...........................................................................................    6

Section 17.  Addresses for Notices................................................................................    6

Section 18.  Severability.........................................................................................    7

Section 19.  Indemnification......................................................................................    7

El Paso Agreement

                                                                  CONFORMED COPY

                  AMENDED AND RESTATED GUARANTY AGREEMENT

                  AMENDED AND RESTATED GUARANTY AGREEMENT, originally dated as of May 9, 2000, as amended and restated as of December 15, 2000 and July 19, 2002 and as further amended and restated as of April 16, 2003, made by El Paso Corporation, a Delaware corporation ("EL PASO"), as guarantor, in favor of, severally, each Sponsor Subsidiary, Noric, Noric LP and each Controlled Business (each as defined in the Definitions Agreement, referred to below) (together the "BENEFICIARIES" and each a "BENEFICIARY").

                  PRELIMINARY STATEMENTS

                  A. Each Sponsor Subsidiary may, from time to time on or after May 9, 2000, make (1) El Paso Demand Loans (together with the El Paso Demand Loans referred to in Preliminary Statement B, "EL PASO AFFILIATE DEMAND LOANS") from moneys standing to the credit of the Sponsor Subsidiary Cash Reserve, the Noric Holdings IV Cash Reserve or the Sponsor Subsidiary Operating Account and (2) A-Loans ("AFFILIATE A-LOANS") pursuant to the terms of the Sponsor Subsidiary Credit Agreement, in each case to Affiliates of El Paso, which loans are to be guaranteed by El Paso under this Guaranty Agreement.

                  B. Each Controlled Business may, from time to time on or after May 9, 2000, make demand loans ("AFFILIATE LOANS") to Affiliates of El Paso pursuant to Section 5.09(e)(i) of the Sponsor Subsidiary Credit Agreement, which Affiliate Loans are to be guaranteed by El Paso under this Guaranty Agreement.

                  C. All obligations of each Affiliate of El Paso under the El Paso Affiliate Demand Loans, the Affiliate A-Loans (excluding the obligation to repay the principal thereof), and the Affiliate Loans are referred to herein collectively as the "COVERED OBLIGATIONS" and individually as a "COVERED OBLIGATION".

                  D. El Paso will receive certain direct and indirect benefits from the incurrence of the Covered Obligations.

                  E. It is a condition precedent to the making of the El Paso Affiliate Demand Loans, the Affiliate A-Loans, and the Affiliate Loans that El Paso shall have executed and delivered this Guaranty Agreement.

                  F. Unless the context otherwise requires, capitalized terms not defined herein have the meanings set forth in the Definitions Agreement, dated as of April 16, 2003 (the "DEFINITIONS AGREEMENT"), among El Paso, Noric Holdings, the Sponsor Subsidiaries, Mustang, Clydesdale and the other parties thereto, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

El Paso Agreement

                  NOW, THEREFORE, in consideration of the premises and as a condition to the making of the loans in respect of the Covered Obligations, in each case from time to time, El Paso hereby agrees as follows:

                  Section 1. Guaranty. El Paso hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of each Affiliate of El Paso now or hereafter existing in respect of each Covered Obligation, whether for principal (other than in the case of Affiliate A-Loans), interest, fees, expenses or otherwise (such obligations being the "GUARANTEED OBLIGATIONS"), and agrees to pay any and all expenses (including counsel fees and expenses) incurred by each Beneficiary or any assignee thereof in enforcing any rights under this Guaranty Agreement. Without limiting the generality of the foregoing, El Paso's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and all amounts that would be owed by each Affiliate of El Paso to each Beneficiary or any assignee thereof under the Covered Obligations but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Affiliate of El Paso.

                  Section 2. Guaranty Absolute. El Paso guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Covered Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Beneficiary, the Sponsor Subsidiary Collateral Agent or Mustang with respect thereto. The Obligations of El Paso under this Guaranty Agreement are principal obligations, and are independent of the Guaranteed Obligations or any other Obligations of any Beneficiary, or any Affiliate of El Paso in respect of any Covered Obligation, and a separate action or actions may be brought and prosecuted against El Paso to enforce this Guaranty Agreement, irrespective of whether any action is brought against any Beneficiary or any Affiliate of El Paso or whether any Beneficiary or any Affiliate of El Paso is joined in any such action or actions. The liability of El Paso under this Guaranty Agreement shall be irrevocable, absolute and unconditional irrespective of, and El Paso hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

                  (a) any lack of validity or enforceability of any Covered Obligation or any agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other obligations of any Affiliate of El Paso in respect of any Covered Obligation, or any other amendment or waiver of or any consent to departure from any Covered Obligation, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Affiliate of El Paso or otherwise;

                  (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

                  (d) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other obligations of any

El Paso Agreement

         Affiliate of El Paso in respect of any Covered Obligation or any other assets of any Affiliate of El Paso;

                  (e) any change, restructuring or termination of the corporate structure or existence of any Affiliate of El Paso that is an obligor in respect of a Covered Obligation;

                  (f) any failure of any Beneficiary or to disclose to any Affiliate of El Paso or El Paso any information relating to the financial condition, operations, properties or prospects of any Affiliate of El Paso or El Paso now or in the future known to such Beneficiary (El Paso waiving any duty on the part of any Beneficiary to disclose such information); or

                  (g) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Beneficiary that might otherwise constitute a defense available to, or a discharge of, any Affiliate of El Paso that is an obligor in respect of a Covered Obligation, El Paso, or any other guarantor or surety.

This Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Beneficiary or any other Person upon the insolvency, bankruptcy or reorganization of any Beneficiary or any Affiliate of El Paso or otherwise, all as though such payment had not been made.

                  Section 3. Waivers and Acknowledgments. (a) El Paso hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty Agreement and any requirement that a Beneficiary protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Affiliate of El Paso or any other Person or any collateral.

                  (b) El Paso hereby acknowledges that this Guaranty Agreement is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

                  (c) El Paso acknowledges that it will receive substantial direct and indirect benefits from this Guaranty Agreement, the Covered Obligations and the transactions contemplated in connection herewith and therewith and that the waivers set forth in Section 2 above and in this Section 3 are knowingly made in contemplation of such benefits.

                  Section 4. Subrogation. El Paso will not exercise any rights that it may now or hereafter acquire against an Affiliate of El Paso that is an obligor in respect of a Covered Obligation that arise from the existence, payment, performance or enforcement of El Paso's obligations under this Guaranty Agreement, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of a Beneficiary against such Affiliate of El Paso, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from such Affiliate of El Paso, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and

El Paso Agreement
any other obligations of any other El Paso Party under the Operative Documents shall have been indefeasibly paid in full. If any amount shall be paid to El Paso in violation of the preceding sentence at any time prior to the later of
(a) the payment in full of the Guaranteed Obligations, all other amounts payable under this Guaranty Agreement and all other obligations of any other El Paso Party under the Operative Documents, and (b) the termination of this Guaranty Agreement, such amount shall be held in trust for the benefit of the Beneficiaries and shall forthwith be paid to the Sponsor Subsidiary Cash Reserve, to the Noric Holdings IV Cash Reserve or to the Noric Holdings I Cash Reserve (as required by Section 5 hereto in respect of the payment by El Paso to which such amount relates), to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty Agreement, whether matured or unmatured. If (x) El Paso shall make payment to the Beneficiaries of all or any part of the Guaranteed Obligations and (y) this Guaranty Agreement shall have been terminated, each Beneficiary shall, at El Paso's request and expense, execute and deliver to El Paso appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to El Paso of an interest in the Guaranteed Obligations resulting from such payment by El Paso.

                  Section 5. Payments. All payments to be made by El Paso under this Guaranty Agreement shall be paid by El Paso within one Business Day following demand therefor. Payments to a Sponsor Subsidiary or any Controlled Business held by a Sponsor Subsidiary, shall be made to the Sponsor Subsidiary Cash Reserve, the Noric Holdings IV Cash Reserve or the Noric Holdings I Cash Reserve, in each case not later than 11:00 a.m. (New York time) on the date for such payment in immediately available funds.

                  Section 6. Payments Free of Withholdings. (a) Any and all payments by El Paso hereunder to a Beneficiary shall be made free and clear of and without deduction for any and all present or future Taxes (other than Taxes based on net income). If El Paso shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Beneficiary, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 6) such Beneficiary receives an amount equal to the sum it would have received had no such deductions been made, (ii) El Paso shall make or cause to be made such deductions and (iii) El Paso shall pay or cause to be paid the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. If any Beneficiary receives a net credit or refund in respect of such Taxes or amounts so paid by El Paso, it shall promptly notify El Paso of such net credit or refund and shall promptly pay such net credit or refund to El Paso; provided that El Paso agrees to return such net credit or refund if such Beneficiary is required to repay it.

                  (b) In addition, El Paso agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made by El Paso hereunder or from the execution, delivery or performance of, or otherwise with respect to, this Guaranty Agreement (hereinafter referred to as "OTHER TAXES").

                  (c) El Paso will indemnify each Beneficiary for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 6) paid by any Beneficiary and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date a Beneficiary makes written demand therefor.

El Paso Agreement

                  (d) Without prejudice to the survival of any other agreement of El Paso hereunder, the agreement and obligations of El Paso and each Beneficiary contained in this Section 6 shall survive the payment in full of principal and interest owing under this Guaranty Agreement and the Sponsor Subsidiary Credit Agreement.

                  Section 7. Governing Law. This Guaranty Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, excluding (to the greatest extent permissible by law) any rule of law that would cause the application of laws of any jurisdiction other than the State of New York.

                  Section 8. Entire Guaranty. This Guaranty Agreement constitutes the sole and entire agreement of El Paso and the Beneficiaries with respect to the subject matter hereof.

                  Section 9. Execution in Counterparts. This Guaranty Agreement may be executed in any number of counterparts and in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Guaranty Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Guaranty Agreement.

                  Section 10. Amendments. This Guaranty Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of El Paso, each Beneficiary and Mustang.

                  Section 11. Further Assurances. From and after the date of this Guaranty Agreement, upon the request of any Beneficiary or Mustang, El Paso shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Guaranty Agreement.

                  Section 12. Continuing Guaranty. The guaranty made herein by El Paso is a continuing guaranty and shall remain in full force and effect until the Debt Collection Date, at which time this Guaranty Agreement shall be terminated.

                  Section 13. No Waiver; Remedies. No failure on the part of any Beneficiary to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  Section 14. Waiver of Jury Trial. EL PASO AND, BY ACCEPTING THE BENEFITS HEREOF, EACH BENEFICIARY, EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

                  Section 15. Jurisdiction, Etc. (a) El Paso hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City and any appellate

El Paso Agreement
court from any thereof in any action or proceeding by any Beneficiary in respect of, but only in respect of, any claims or causes of action arising out of or relating to this Guaranty Agreement (such claims and causes of action, collectively, being "PERMITTED CLAIMS"), and El Paso hereby irrevocably agrees that all Permitted Claims may be heard and determined in such New York State court or in such Federal court. El Paso hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding in any aforementioned court in respect of Permitted Claims. El Paso hereby irrevocably appoints CT Corporation System (the "PROCESS AGENT"), with an office on the date hereof at 111 8th Avenue, New York, New York 10011, as its agent to receive on behalf of El Paso and its property service of copies of the summons and complaint and any other process which may be served by any Beneficiary in any such action or proceeding in any aforementioned court in respect of Permitted Claims. Such service may be made by delivering a copy of such process to El Paso by courier and by certified mail (return receipt requested), fees and postage prepaid, both (i) in care of the Process Agent at the Process Agent's above address and (ii) at El Paso's address specified pursuant to Section 6.2 of the El Paso Agreement, and El Paso hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. El Paso agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (b)      Nothing in this Section 15 shall:

                  (i) affect the right of any Beneficiary to serve legal process in any other manner permitted by law or affect any right otherwise existing of any Beneficiary to bring any action or proceeding against El Paso or its property in the courts of other jurisdictions; or

                  (ii) be deemed to be a general consent to jurisdiction in any particular court or a general waiver of any defense or a consent to jurisdiction of the courts expressly referred to in subsection (a) above in any action or proceeding in respect of any claim or cause of action other than Permitted Claims.

                  Section 16. Assignment. This Guaranty Agreement shall (a) be binding upon El Paso and its successors, but El Paso may not assign its obligations hereunder without the consent of the Sponsor Subsidiaries, Noric, Noric LP, Mustang, the Sponsor Subsidiary Collateral Agent and the Mustang Collateral Agent except pursuant to a merger or consolidation not prohibited by
Section 5.3(e) of the El Paso Agreement, and (b) inure to the exclusive benefit of, and be enforceable by, each Beneficiary and, in each case, by their respective permitted successors, transferees and assigns (including any assignee for security purposes or Person holding a security interest in any Beneficiary's rights herein).

                  Section 17. Addresses for Notices. Any notice, payment, demand, or communication required or permitted to be given by any provision of this Guaranty Agreement shall be in writing or by facsimile and shall be deemed to have been delivered, given, and received for all purposes (a) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (b) when the same is actually received (if during the recipient's normal business hours if during a Business Day, or, if not, on the next succeeding Business Day), if sent by facsimile (followed by a hard copy of the facsimiled communication sent by certified mail, postage and charges prepaid), or by courier or delivery service or by mail, addressed as

El Paso Agreement
follows, or to such other address as such Person may from time to time specify by notice, if to El Paso, at its address at c/o El Paso Corporation, 1001 Louisiana Street, Houston, TX 77002, Attention: Treasurer, Facsimile No.: 713 420 2708 or if to a Sponsor Subsidiary or a Controlled Business held by a Sponsor Subsidiary, to the address of Noric Holdings specified in the Sponsor Subsidiary Credit Agreement or if to Noric or Noric LP, at Noric's address specified in Section 2.7 of the Noric Company Agreement, with a copy to each Noric Member at its address specified in Section 2.2 of the Noric Company Agreement, or, in each case, to such other address (and with copies to such other Persons) as the Person entitled to receive notice hereunder shall specify by notice given in the manner provided herein to the other Persons entitled to receive notice hereunder.

                  Section 18. Severability. Every provision of this Guaranty Agreement that is prohibited by or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  Section 19. Indemnification. Without limiting any other Obligations of El Paso or remedies of any Beneficiary under this Guaranty Agreement, El Paso shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Beneficiary from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the fees and disbursements of any Beneficiary's legal counsel) suffered or incurred by such Beneficiary as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Affiliate of El Paso enforceable against such Affiliate of El Paso in accordance with their terms.

El Paso Agreement

                  IN WITNESS WHEREOF, El Paso has caused this amended and restated Guaranty Agreement to be executed by its officer thereunto duly authorized as of the date first above written.

                                                     EL PASO CORPORATION

                                                     By: /s/  John J. Hopper
                                                         -----------------------
                                                         Name: John J. Hopper
                                                         Title:  Vice President

El Paso Agreement

                                                                  CONFORMED COPY

                              DEFINITIONS AGREEMENT

                           Dated as of April 16, 2003

                                      among

                               EL PASO CORPORATION

                                       and

                             NORIC HOLDINGS, L.L.C.

                                       and

                   THE OTHER SPONSOR SUBSIDIARIES PARTY HERETO

                           MUSTANG INVESTORS, L.L.C.,

                                       and

                           CLYDESDALE ASSOCIATES, L.P.

                                       and

                         THE OTHER PARTIES NAMED HEREIN

El Paso Definitions Agreement

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----
SECTION 1.       Definitions..........................................    1

SECTION 2.       Amendments, Etc......................................   81

SECTION 3.       Governing Law........................................   82

SECTION 4.       Execution in Counterparts............................   82

SECTION 5.       WAIVER OF JURY TRIAL.................................   82

SECTION 6.       Consent to Jurisdiction..............................   82

SECTION 7.       Addresses for Notices................................   82

El Paso Definitions Agreement

                              DEFINITIONS AGREEMENT

                  THIS DEFINITIONS AGREEMENT (this "AGREEMENT"), dated as of April 16, 2003, among El Paso Corporation, a Delaware corporation, Mustang Investors, L.L.C., a Delaware limited liability company, Noric Holdings, L.L.C., a Delaware limited liability company, Noric Holdings I, L.L.C., a Delaware limited liability company, Noric Holdings III, L.L.C., a Delaware limited liability company, Noric Holdings IV, L.L.C., a Delaware limited liability company, Noric, L.L.C., a Delaware limited liability company, Palomino, L.L.C., a Delaware limited liability company, Paso Fino, L.L.C., a Delaware limited liability company, Noric, L.P., a Delaware limited partnership, Lusitano, L.L.C., a Delaware limited liability company, Lipizzan Holdings, L.P., a Delaware limited partnership, Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as the Sponsor Subsidiary Collateral Agent, Citicorp North America, Inc., a Delaware corporation, El Paso Noric Investments I, L.L.C., a Delaware limited liability company, El Paso Noric Investments III, L.L.C., a Delaware limited liability company, El Paso Noric Investments IV, L.L.C., a Delaware limited liability company, Clydesdale Associates, L.P., a Delaware limited liability partnership, Appaloosa Holdings Company, a Delaware corporation, Rio Grande Trust II, a Delaware statutory trust, Dongola, Inc., a Delaware corporation, Shetland Holdings Company, a Delaware corporation, BSCS XXVII, Inc., a Delaware corporation and WestLB AG (formerly known as Westdeutsche Landesbank Girozentrale), New York Branch.

                  The parties hereto are party to various Operative Documents (as such term is defined in the Mustang Credit and Security Agreement) in which certain defined terms have the meanings set forth in Exhibit A to the Clydesdale Partnership Agreement.

                  Mustang, Investors, L.L.C. is withdrawing as Class B Limited Partner of Clydesdale and the parties hereto desire that defined terms be set forth in a document other than the Clydesdale Partnership Agreement.

                  The Operative Documents (as such term is defined in the Mustang Credit and Security Agreement) are being amended and restated to reflect among other things, that defined terms have the meanings set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby confirmed, the parties hereto agree as follows:

                  SECTION 1. DEFINITIONS

                  "A-LOAN" means any loan made by a Sponsor Subsidiary to El Paso or an Affiliate of El Paso evidenced by an A-Loan Note.

                  "A-LOAN NOTE" means (a) an A-Loan Promissory Note made by El Paso in favor of a Sponsor Subsidiary in the form of Exhibit B-1 to the Sponsor Subsidiary Credit Agreement and (b) an A-Loan Promissory Note made by an Affiliate of El Paso in favor of a Sponsor Subsidiary in the form of Exhibit B-2 to the Sponsor Subsidiary Credit Agreement.

El Paso Definitions Agreement

                  "ACCEPTABLE CREDIT ENHANCEMENT" means, with respect to the obligations of any Person under a Hedge Agreement permitted under Section 5.02(o) of the Sponsor Subsidiary Credit Agreement or Section 7.2(l) of the Noric Company Agreement, (a) a letter of credit supporting such obligations from a bank or other financial institution having, at all times during the term of such Hedge Agreement, an Acceptable Rating, (b) (i) a guarantee of such obligations from any Person having, at all times during the term of such Hedge Agreement, an Acceptable Rating or (ii) a guarantee of such obligations from any Parent of such Person supported by a perfected, first priority security interest in cash or cash equivalents pledged by such Parent to support the obligations under such guarantee, (c) a surety bond supporting such obligations issued by an institutional surety having, at all times during the term of such Hedge Agreement, an Acceptable Rating, or (d) a perfected, first priority security interest in cash or cash equivalents pledged by such Person or any Parent of such Person or by any other Person that has, at all times during the term of such Hedge Agreement, an Acceptable Rating, to support such obligations. For the purposes of this definition, a Person is a "PARENT" of another Person if such other Person is a Subsidiary of the first Person.

                  "ACCEPTABLE DEBT RATING" means, with respect to the senior unsecured long-term debt of any Person, a published or implied rating of at least (a) BBB- by S&P, (b) Baa3 by Moody's or (c) an equivalent investment grade rating by any other Acceptable Rating Agency.

                  "ACCEPTABLE RATING" means, with respect to the senior unsecured long-term debt of any Person, (a) if such debt of such Person is rated by both S&P and Moody's, an Acceptable Debt Rating from each of S&P and Moody's and (b) if such debt of such Person is not rated by both S&P and Moody's, an Acceptable Debt Rating from any Acceptable Rating Agency.

                  "ACCEPTABLE RATING AGENCY" means S&P, Moody's, Duff & Phelps, Fitch and Dominion Bond Rating Service, and any other domestic or foreign statistical rating agency acceptable to Mustang.

                  "ACQUISITION/ACCESSION DATE" in relation to:

                  (a) The accession of an Additional Sponsor Subsidiary to the Sponsor Subsidiary Credit Documents has the meaning set forth in
         Section 1(c) of the Acquisition/Accession Procedures Schedule;

                  (b) The acquisition by an existing Sponsor Subsidiary of an Energy Investment has the meaning set forth in Section 2(d) of the Acquisition/Accession Procedures Schedule; and

                  (c) The acquisition by an existing Sponsor Subsidiary, Lipizzan, Noric or Noric LP (as the case may be) of an E&P Asset has the meaning set forth in Section 3(c) of the Acquisition/Accession Procedures Schedule.

                  "ACQUISITION/ACCESSION NOTICE" means a notice in substantially the form of Exhibit 1 to the Acquisition/Accession Procedures Schedule.

                  "ACQUISITION/ACCESSION PROCEDURES SCHEDULE" means Schedule I to the Sponsor Subsidiary Credit Agreement.

El Paso Definitions Agreement

                  "ACT" means the Delaware Revised Uniform Limited Partnership Act, and any successor statute, as the same may be amended from time to time.

                  "ADDITIONAL FINANCING COSTS" has the meaning set forth in the Mustang Credit and Security Agreement.

                  "ADDITIONAL SPONSOR SUBSIDIARY" means an El Paso Company that becomes a Sponsor Subsidiary pursuant to the Acquisition/Accession Procedures Schedule.

                  "ADJUSTED BASIS" shall have the meaning set forth in Section 1011 of the Code.

                  "ADJUSTED CAPITAL ACCOUNT DEFICIT" means, with respect to any Clydesdale Partner, the deficit balance, if any, in such Clydesdale Partner's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

                  (a) Crediting to such Capital Account any amounts which such Clydesdale Partner is obligated to restore pursuant to any provision of the Clydesdale Partnership Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

                  (b) Debiting to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-I(b)(2)(ii)(d)(5), and
         1.704-I(b)(2)(ii)(d)(6) of the Treasury Regulations.

                  The foregoing definition of "Adjusted Capital Account Deficit" is intended to comply with the provisions of Treasury Regulations Section I.704-I(b)(2)(ii)(d) and shall be interpreted consistently therewith.

                  "ADJUSTED REDETERMINATION THRESHOLD" has the meaning set forth in Section 2.09(b)(vii) of the Sponsor Subsidiary Credit Agreement.

                  "ADMINISTRATION AGREEMENT" means the Administration Agreement, dated as of May 9, 2000, between Mustang and the Administrator, as amended or otherwise modified by Amendment No. 1 to such Administration Agreement dated as of December 15, 2000, Amendment No. 2 to such Administration Agreement dated as of July 19, 2002, and Amendment No. 3 to such Administration Agreement dated as of April 16, 2003.

                  "ADMINISTRATOR" means Wilmington Trust Company, as administrator for Mustang.

                  "ADVANCE" has the meaning set forth in Section 2.01(a) of the Sponsor Subsidiary Credit Agreement and excludes any amount owing in respect of the Sponsor Subsidiary Subordinated Debt or any Sponsor Subsidiary Subordinated Note.

                  "AFFILIATE" means as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. The term "control" (including the terms "controlled by" or "under common control with") means, with respect to any Person, the possession, direct or indirect, of the power


El Paso Definitions Agreement
to vote 20% or more of the securities having ordinary voting power for the election of directors of such Person or to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or by contract or otherwise. For the purpose of Sections 2, 5.2, 5.3,
5.4 and 5.5 of the El Paso Agreement only, neither a director nor any officer of a Person, in such capacity, shall be deemed an "AFFILIATE" of such Person.

                  "AFFILIATE LOAN" has the meaning set forth in Section 5.09(e) of the Sponsor Subsidiary Credit Agreement.

                  "AFTER-TAX BASIS" means, with respect to any payment to be made on an "AFTER-TAX BASIS", that such payment will be increased (grossed-up) by the payor so that, after reduction for all Taxes imposed on the recipient as a result of the receipt or accrual of such amount (after giving effect to all deductions or credits, if any, actually utilized by the recipient arising from such amount), such increased payment (as so reduced) is equal to the payment otherwise required to be made. In calculating the gross-up amount, the Tax rates used shall be the highest marginal Tax rates in effect for (and payable by) the payee (or in the case of a payee that is a pass-through entity for any Tax purposes, the Persons who are required to take into account any items of income, gain, loss, deduction or credit with respect to such entity) on the date of such payment or accrual.

                  "AGGREGATE ENERGY INVESTMENT LOAN VALUE AMOUNT" means, at any time of determination, the sum of the Energy Investment Loan Values of all Energy Investments at that time.

                  "ALTERNATE PROGRAM" means any program providing for the sale or other disposition of trade or other receivables entered into by El Paso or a Subsidiary of El Paso that is in addition to or in replacement of the program evidenced by any of the Receivables Purchase and Sale Agreements (whether or not such Receivables Purchase and Sale Agreement shall then be in effect); provided that such program is on terms (a) substantially similar to either Receivables Purchase and Sale Agreement (as modified to comply with relevant policies of the Financial Accounting Standards Board 140 or similar policies or guidelines from time to time in effect) or (b) customary for similar transactions on substantially similar terms as reasonably determined by the "Administrative Agent" under and as defined in the El Paso New Revolving Facility.

                  "AMERICAN NATURAL RESOURCES COMPANY" means American Natural Resources Company, a Delaware corporation.

                  "ANR" means ANR Pipeline Company, a Delaware corporation.

                  "ANR HOLDING" means El Paso ANR Investments, L.L.C., a Delaware limited liability company.

                  "ANRS HOLDING" means El Paso ANRS Investments, L.L.C., a Delaware limited liability company.

                  "ANR STORAGE" means ANR Storage Company, a Michigan corporation.


El Paso Definitions Agreement

                  "APPALOOSA" means Appaloosa Holdings Company, a Delaware corporation.

                  "APPLICABLE LAW" means any legally binding law, statute, treaty, constitution, regulation, rule, ordinance, order or Governmental Approval, or other legally binding governmental restriction, requirement or determination, of or by any Governmental Authority.

                  "APPLICABLE SPREAD" means for any day the rate per annum set forth below opposite the applicable S&P Debt Rating and Moody's Debt Rating in effect on the first day of the Interest Period within which such day falls:

--------------------------------------------------------------------------------
  Level                         Debt Rating                    Applicable Spread
--------------------------------------------------------------------------------
Level I                    BBB- and Baa3 or above                     6.65%
--------------------------------------------------------------------------------
Level II                        BB+ and Ba1                           8.00%
--------------------------------------------------------------------------------
Level III                       BB and Ba2                           11.00%
--------------------------------------------------------------------------------
Level IV                        BB- and Ba3                          12.00%
--------------------------------------------------------------------------------
Level V                     B+ and B1 or Below                       15.00%
--------------------------------------------------------------------------------

provided that (i) if the Debt Ratings do not fall within the same level, the Applicable Spread for such day will be the percentage set forth opposite the higher level of the Debt Ratings, (ii) in the event a Debt Rating is not available from one of S&P or Moody's, the Applicable Spread will be based on the Debt Rating available from the other and (iii) in the event a Debt Rating is available from neither S&P nor Moody's, the Applicable Spread will be the percentage set forth opposite Level V.

                  "APPRAISAL" means:

                  (a) in the case of an Energy Investment (other than a Publicly Traded Investment), an appraisal by an Appraiser of the fair market value for such Energy Investment, the Intermediate Holder (if any) thereof and the Underlying Business related thereto, determined as follows:

                           (i) the "fair market value" of such Energy Investment shall be the estimated amount in Dollars at which the relevant asset would be sold in an exchange between a willing buyer and a willing seller, both knowledgeable of the pertinent facts, neither party acting under any compulsion to buy or sell, and with equity to both parties;

                           (ii) the Underlying Business related to such Energy Investment is valued as a going-concern;

                           (iii) such sale is assumed to be concluded within a reasonable period from the date of the relevant Appraisal Event (or, in the case of an Appraisal obtained pursuant to the Acquisition/Accession Procedures Schedule, the Acquisition/Accession Date) for such Energy Investment, Intermediate Holder


El Paso Definitions Agreement
                  and Underlying Business taking into account the nature of such Energy Investment, Intermediate Holder or Underlying Business, as the case may be; and

                           (iv) such valuation shall account for any FERC regulations of general applicability that restrict or otherwise affect the Disposition of such Energy Investment and the nature of such Energy Investment and the Intermediate Holder (if any) and Underlying Business related thereto; and

                  (b) in the case of a Publicly Traded Investment, the determination by the Appraiser of the Fair Market Value of such Publicly Traded Investment on the date of the relevant Appraisal Event.

                  "APPRAISAL DATE" has the meaning set forth in 5.07(d) of the Sponsor Subsidiary Credit Agreement.

                  "APPRAISAL EVENT" means:

                  (a) with respect to any Energy Investment that is a Publicly Traded Investment:

                           (i) the date of the Acquisition/Accession Notice with respect to such Energy Investment;

                           (ii) the Acquisition/Accession Date with respect to such Energy Investment;

                           (iii)    the occurrence of each Coverage Test Date;
                  and

                           (iv) the date of Disposition of such Publicly Traded Investment; and

                           (v) the occurrence of any event described in either clause (j) of the definition of Sponsor Subsidiary Termination Event or clause (h) of the definition of El Paso Event with respect to any Underlying Business or any Intermediate Holder (regardless of whether such Underlying Business or Intermediate Holder is a Credit Related Party); provided that, for the purposes of this definition, the reference to $100,000,000 in clause (h) of the definition of El Paso Event shall be deemed to be a reference to $20,000,000; and

                  (b)      with respect to all other Energy Investments:

                           (i)      January 1 of each Fiscal Year;

                           (ii)     the date of any Disposition described in
                  Section 5.09(d)(D) of the Sponsor Subsidiary Credit Agreement; and

                           (iii) the occurrence of any event described in either clause (j) of the definition of Sponsor Subsidiary Termination Event or clause (h) of the definition of El Paso Event with respect to any Underlying Business or any Intermediate


El Paso Definitions Agreement

                  Holder (regardless of whether such Underlying Business or Intermediate Holder is a Credit Related Party); provided that, for the purposes of this definition, the reference to $100,000,000 in clause (h) of the definition of El Paso Event shall be deemed to be a reference to $20,000,000.

                  "APPRAISER" means:

                  (a) in relation to an Energy Investment (other than a Publicly Traded Investment), Deloitte & Touche or another independent professional appraiser appointed by Mustang (with the consent of Noric Holdings, not to be unreasonably withheld or delayed); and

                  (b) in relation to a Publicly Traded Investment, prior to the Liquidation Start Date, Noric Holdings and, on and after the Liquidation Start Date, the Sponsor Subsidiary Liquidator of the Sponsor Subsidiary that owns such Publicly Traded Investment.

                  "APPROVED HEDGE COUNTERPARTY" means in relation to a Hedge Agreement permitted under Sections 5.02(o) or 5.09(b)(ii) and (xiv) of the Sponsor Subsidiary Credit Agreement or Section 7.2(l) of the Noric Company
Agreement:

                  (a) El Paso or an Affiliate of El Paso; provided that, at the date of such Hedge Agreement and at all times during the term of such Hedge Agreement, El Paso or such Affiliate, as the case may be, has an Acceptable Debt Rating from both S&P and Moody's;

                  (b) an Affiliate of El Paso; provided that, at the date of such Hedge Agreement and at all times during the term of such Hedge Agreement, El Paso has an Acceptable Debt Rating from both S&P and Moody's and the obligations of such Affiliate under such Hedge Agreement are supported by a guarantee from El Paso;

                  (c) any other Person (i) having, at the date of such Hedge Agreement and at all times during the term of such Hedge Agreement, an Acceptable Rating or (ii) whose net obligations under such Hedge Agreement are, at the date of such Hedge Agreement and at all times during the term of such Hedge Agreement, supported by Acceptable Credit Enhancement; and

                  (d) any recognized commodities exchange acting in a capacity as a hedge counterparty.

                  "ASSIGNED AGREEMENTS" has the meaning set forth in the Sponsor Subsidiary Security Agreement.

                  "ASSIGNED EQUITY AGREEMENTS" has the meaning set forth in the Sponsor Subsidiary Security Agreement.

                  "BANKRUPTCY" means, with respect to any Person, a Voluntary Bankruptcy or an Involuntary Bankruptcy. A "VOLUNTARY BANKRUPTCY" means, with respect to any Person: (a) (i) the inability of such Person generally to pay its debts as such debts become due, (ii) the


El Paso Definitions Agreement
failure of such Person generally to pay its debts as such debts become due or
(iii) an admission in writing by such Person of its inability to pay its debts generally or a general assignment by such Person for the benefit of creditors;
(b) the filing of any petition by such Person seeking to adjudicate it a bankrupt or insolvent, or seeking for itself any liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of such Person or its debts under any Applicable Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking, consenting to, or acquiescing in the entry of an order for relief, or the appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property, or the filing of an answer or other pleading admitting or failing to contest the allegations of a petition filed against it, in any proceeding of the foregoing nature; or (c) action taken by such Person to authorize any of the actions set forth above. An "INVOLUNTARY BANKRUPTCY" means, with respect to any Person, without the consent or acquiescence of such Person, the entering of an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future bankruptcy, insolvency or similar Applicable Law, or the filing of any such petition against such Person, that shall not be dismissed or stayed within 60 days, or, without the consent or acquiescence of such Person, the entering of an order appointing a trustee, custodian, receiver or liquidator of such Person or of all or any substantial part of the property of such Person that shall not be dismissed or stayed within 60 days. This definition is intended to supersede the definition of Bankruptcy and similar events set forth in Sections 17-402(a)(4) and (5)of the Act or 18-304 of the Limited Liability Company Act, as applicable.

                  "BEAR CREEK STORAGE" means Bear Creek Storage Company, a Louisiana general partnership.

                  "BUSINESS DAY" means (a) any day of the year except Saturday, Sunday and any day on which banks are not required or authorized by law to close in New York, New York, Wilmington, Delaware or Houston, Texas and (b) in relation to the calculation of interest under the Sponsor Subsidiary Credit Agreement based on the LIBO Rate, any day that is a "BUSINESS DAY" described in clause (a) and that is also a day for trading by and between banks in the London interbank market.

                  "BUSINESS ENTITY" means a partnership, limited partnership, limited liability partnership, corporation (including a business trust), limited liability company, unlimited liability company, joint stock company, trust, unincorporated association, joint venture or other entity.

                  "CALCULATION AGENT" means Citicorp North America, Inc. or another independent professional adviser appointed by Mustang (with the consent of Noric Holdings, not to be unreasonably withheld).

                  "CAPITAL ACCOUNT" means, in relation to any Clydesdale Partner, the capital account established for such Clydesdale Partner pursuant to
Section 5.1 of the Clydesdale Partnership Agreement.

                  "CAPITAL CONTRIBUTION" means (a) with respect to any Clydesdale Partner, the amount of money contributed to Clydesdale by such Clydesdale Partner (or its predecessors in


El Paso Definitions Agreement
interest) with respect to the Clydesdale Partnership Interests held by such Clydesdale Partner, (b) with respect to any Noric Member, the amount of money and the Fair Market Value (determined as of the date of such capital contribution) of any property (other than money) contributed to Noric by such Noric Member (or its predecessors in interest) with respect to the Noric Membership Interests held by such Noric Member and (c) with respect to any Lipizzan Partner, the amount of money and the Fair Market Value (determined as of the date of such capital contribution) of any property (other than money) contributed to Lipizzan by such Lipizzan Partner (or its predecessors in interest) with respect to the Lipizzan Partnership Interests held by such Lipizzan Partner.

                  "CAPITAL CONTRIBUTION DATE" means the date for the making of any additional Capital Contribution pursuant to Section 5.4 of the Clydesdale Partnership Agreement.

                  "CAPITAL LEASE OBLIGATIONS" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and the amount of such obligations at any time shall be the capitalized amount thereof as such time determined in accordance with GAAP.

                  "CAPITALIZATION" has the meaning set forth in Exhibit A to the El Paso Agreement.

                  "CARRYING VALUE" for any Energy Investment at any time of determination means an amount equal to:

                  (a) if such Energy Investment is a Publicly Traded Investment, the Fair Market Value of such Energy Investment at the time such determination is made; or

                  (b)      in all other cases:

                           (i) initially and until the first Appraisal Event occurs after the contribution thereof, the Fair Market Value established pursuant to the initial Appraisal for such Energy Investment; and

                           (ii) upon the occurrence of each Appraisal Event and until the completion of the next Appraisal following the occurrence of the next Appraisal Event, the Fair Market Value of such Energy Investment as established pursuant to the Appraisal to which such Appraisal Event relates, provided that, in each case under this clause (b), if an Appraisal is not completed on or within 30 days (or, if such 30th day is not a Business Day, the next succeeding Business Day) after the occurrence of the relevant Appraisal Event (other than an Appraisal pursuant to Section 5.07(c) of the Sponsor Subsidiary Credit Agreement), the Carrying Value of such Energy Investment shall be $0.

                  "CASH COLLATERAL AMOUNT" has the meaning set forth in Section 5.06(c) of the Sponsor Subsidiary Credit Agreement.


El Paso Definitions Agreement

                  "CASH COLLATERAL AMOUNT DISTRIBUTION DATE" has the meaning set forth in Section 7.04(g) of the Sponsor Subsidiary Credit Agreement.

                  "CASH EQUIVALENTS" means cash and any of the following: (a) amounts credited to current accounts, deposit accounts, time deposits, insured certificates of deposit or freely marketable and transferable debt obligations of any United States bank that is a member of the United States Federal Reserve System and whose (or whose parent's) short-term unsecured and non-credit enhanced debt obligations are rated at least "A-1" and "P-1" by S&P and Moody's, respectively, or any then equivalent rating announced by S&P or Moody's, respectively, and that is not subject to currency controls; (b) U.S. Treasury securities or any other freely negotiable and marketable debt securities issued by the government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the same; and (c) any commercial paper issued in the United States by a Person whose short-term unsecured and non-credit enhanced debt obligations are rated at least "A-1" and "P-1" by S&P and Moody's, respectively, or any then equivalent rating announced by S&P or Moody's, respectively (other than such commercial paper issued by El Paso or its Affiliates); provided, however, that items described in clauses (a) through (c) shall not constitute Cash Equivalents unless (i) such items are denominated in Dollars, (ii) if issued by a non-governmental entity, such items are issued by an issuer whose long-term unsecured and non-credit enhanced debt obligations are rated at least "A-" by S&P and "A3" by Moody's, or any then equivalent rating announced by S&P or Moody's, respectively, (iii) such items are not issues the interest or dividend on which is exempt from Federal income tax (or would be so exempt if the issue were held by a citizen or resident of the United States or a domestic corporation (as defined in Section 7701(a) of the Code)) and (iv) if other than cash or demand obligations, such items have a remaining maturity of not longer than ninety (90) days.

                  "CASH RESERVE" means, collectively, the Sponsor Subsidiary Cash Reserve, the Noric Holdings IV Cash Reserve and the Noric Holdings I Cash Reserve.

                  "CBD MATURITY CONDITION" means, with respect to any Debt referred to in the definition of Controlled Business Debt, that such Debt (a)
(i) has a maturity date occurring prior to June 15, 2015 or (ii) is redeemable at the option of the holder, or subject to scheduled mandatory redemption, prior to June 15, 2015 and (b) (i) has a maturity date occurring on or prior to the Debt Collection Date or (ii) is redeemable at the option of the holder, or subject to scheduled mandatory redemption, prior to the Debt Collection Date.

                  "CBD MATURITY EVENT" means, with respect to any Controlled Business Debt, the occurrence of any maturity date or any scheduled or optional redemption in respect of such Controlled Business Debt.

                  "CIG" means Colorado Interstate Gas Company, a Delaware corporation.

                  "CIG CONTROLLED BUSINESS" means each of CIG, CIG Field Services Company, a Delaware corporation and Colorado Water Supply Company, a Delaware corporation, to the extent that each such Business Entity is a Subsidiary of Colorado Interstate Gas Company.


El Paso Definitions Agreement

                  "CIG EXCLUDED SUBSIDIARY" means CIG Field Services Company, a Delaware corporation.

                  "CIG EXISTING DEBT" means Debt, in an aggregate principal amount not to exceed $100,000,000, under (i) the Indenture, dated as of June 27, 1997, between Colorado Interstate Gas Company, a Delaware corporation and Harris Trust and Savings Bank, as trustee, (ii) the First Supplemental Indenture, dated as of June 27, 1997, between Colorado Interstate Gas Company, a Delaware corporation and Harris Trust and Savings Bank, as trustee, to the Indenture referred to in clause (i) of this definition, and (iii) any refinancings of the Debt referred to in clauses (i) and (ii) of this definition pursuant to Section 5.09(i) of the Sponsor Subsidiary Credit Agreement.

                  "CLOSING DATE" means May 9, 2000.

                  "CLYDESDALE" means Clydesdale Associates, L.P., a Delaware limited partnership.

                  "CLYDESDALE CLASS A LIMITED PARTNER" means any Person that is the holder of a Clydesdale Class A Limited Partnership Interest.

                  "CLYDESDALE CLASS A LIMITED PARTNERSHIP INTEREST" means an interest in Clydesdale described in Section 3.2(b) of the Clydesdale Partnership Agreement.

                  "CLYDESDALE CUSTODIAN" means Wilmington Trust Company in its capacity as custodian, or any successor thereto pursuant to the Clydesdale Custody Agreement.

                  "CLYDESDALE CUSTODY AGREEMENT" means the Custody Agreement, dated as of May 9, 2000, between Clydesdale and the Clydesdale Custodian.

                  "CLYDESDALE EXPENSES" means, without duplication, all interest, costs, expenses, indemnities, fees (including reasonable attorneys' and accountants' fees), Taxes and other payment obligations incurred or owing by Clydesdale (excluding any liquidating distributions in respect of a Clydesdale Partner's Capital Account pursuant to Section 12 of the Clydesdale Partnership Agreement).

                  "CLYDESDALE GENERAL PARTNER" means any Person that is the holder of a Clydesdale General Partnership Interest.

                  "CLYDESDALE GENERAL PARTNERSHIP INTEREST" means an interest in Clydesdale described in Section 3.2(a) of the Clydesdale Partnership Agreement.

                  "CLYDESDALE LIMITED PARTNER" means a Clydesdale Class A Limited Partner.

                  "CLYDESDALE LIQUIDATOR" has the meaning set forth in Section
12.9 of the Clydesdale Partnership Agreement.

                  "CLYDESDALE LIQUIDATING EVENT" has the meaning set forth in
Section 12.6 of the Clydesdale Partnership Agreement.


El Paso Definitions Agreement

                  "CLYDESDALE OPERATING ACCOUNT" has the meaning set forth in the Clydesdale Custody Agreement.

                  "CLYDESDALE PARTNER" means a Clydesdale General Partner or a Clydesdale Class A Limited Partner.

                  "CLYDESDALE PARTNERSHIP AGREEMENT" means the Fifth Amended and Restated Partnership Agreement of Clydesdale Associates, L.P., originally dated as of April 28, 2000 and amended and restated as of May 9, 2000, December 15, 2000, June 29, 2001, July 19, 2002 and April 16, 2003, among Appaloosa, Noric Holdings, Noric Holdings I, as withdrawing Clydesdale Class A Limited Partner, and Mustang, as withdrawing Class B limited partner.

                  "CLYDESDALE PARTNERSHIP INTEREST" means any Clydesdale General Partnership Interest or Clydesdale Class A Limited Partnership Interest.

                  "CLYDESDALE PROPERTY" means at any time all property owned at such time by Clydesdale, and shall include both tangible and intangible property.

                  "CLYDESDALE TERMINATION EVENT" means the unanimous vote of the Clydesdale Partners to dissolve, wind up and liquidate Clydesdale.

                  "CODE" means the United States Internal Revenue Code of 1986, as amended.

                  "COLLATERAL" has the meaning set forth in the Sponsor Subsidiary Security Agreement.

                  "COLLATERAL SHORTFALL AMOUNT" has the meaning set forth in
Section 2.10 of the Sponsor Subsidiary Credit Agreement.

                  "COMPLIANCE CERTIFICATE" means a written certification that no Incipient Event, Event of Default, Liquidating Event, Sponsor Subsidiary Termination Event or Notice Event has occurred and is continuing or, if any such event has occurred and is continuing, the action that El Paso, Clydesdale or the relevant Sponsor Subsidiary (as applicable) is taking or proposes to take with respect to such event, and:

                  (a) in the case of a Compliance Certificate to be delivered under Section 5.4(b)(i) or (ii) of the El Paso Agreement, a written certification by a Responsible Officer of El Paso of the following information in substantially the form of Exhibit 5.4(b) to the El Paso Agreement:

                           (i)      an Operating Report;

                           (ii) the amount of the Maximum Clawback Amount, if any, as at the end of the relevant Fiscal Year or Fiscal Quarter (as applicable);

                           (iii) the Excess Distribution, if any, for such Fiscal Year or Fiscal Quarter;


El Paso Definitions Agreement

                           (iv) details of the aggregate principal amount of all A-Loans outstanding and the Total Cash Collateral Amount as at the Coverage Test Date with respect to such Fiscal Year or Fiscal Quarter; and

                           (v)      calculations of the financial covenants in
                  Section 5.04 of the Sponsor Subsidiary Credit Agreement in sufficient detail to establish compliance therewith and calculations in sufficient detail establishing the absence of any Event of Default under Section 6.01(f) of the Sponsor Subsidiary Credit Agreement; and

                  (b) in the case of a Compliance Certificate to be delivered under Section 5.07(f) of the Sponsor Subsidiary Credit Agreement, a written certification of a Responsible Officer of El Paso of pro forma calculations of the financial covenants in Sections 5.04(a), 5.04(b) and 5.04(f) of the Sponsor Subsidiary Credit Agreement in sufficient detail to establish compliance therewith together with copies of the Appraisals referred to in Section 5.07 of the Sponsor Subsidiary Credit Agreement, in substantially the form of Exhibit 5.07(f) to the Sponsor Subsidiary Credit Agreement;

                  (c) in the case of a Compliance Certificate to be delivered under the proviso to 7.04(g) of the Sponsor Subsidiary Credit Agreement, a written certification of a Responsible Officer of El Paso showing (i) the amount of the Total Cash Collateral Amount to be transferred pursuant thereto and (ii) the calculation of the financial covenant set forth in Section 5.04(f) of the Sponsor Subsidiary Credit Agreement, in substantially the form of Exhibit 7.04(g) to the Sponsor Subsidiary Credit Agreement;

                  (d) in the case of a Compliance Certificate to be delivered under Section 5.4(c)(i) or (ii) of the El Paso Agreement, a written certification of a Responsible Officer of El Paso and substantially in the form of Exhibit 5.04(c) to the Sponsor Subsidiary Credit Agreement; and

                  (e) in the case of a Compliance Certificate to be delivered under Section 7.04(f) of the Sponsor Subsidiary Credit Agreement, a written certification of a Responsible Officer of El Paso
         (i) showing the amount to be transferred pursuant to Section 7.04(f) of the Sponsor Subsidiary Credit Agreement and (ii) certifying that, immediately prior to and after giving effect to such transfer, all of the requirements of Section 7.04(k) of the Sponsor Subsidiary Credit Agreement have been met.

                  "CONSOLIDATED" refers to the consolidation of the accounts of El Paso and its Subsidiaries in accordance with GAAP.

                  "CONSOLIDATED TAXES" has the meaning set forth in Section 5.2(i) of the El Paso Agreement.

                  "CONTINGENT GUARANTY" has the meaning set forth in the definition of "Guaranty" contained in this Section 1.


El Paso Definitions Agreement

                  "CONTRIBUTED VALUE" (a) of any Energy Investment, means the value of such Energy Investment, as determined by the initial Appraisal of such Energy Investment pursuant to the Acquisition/Accession Procedures Schedule; and

                  (b) of any Intermediate Holder, Underlying Business or all or substantially all of the assets of, or Equity Interests in, any Intermediate Holder or Underlying Business, means the Contributed Value of the Energy Investment to which such Intermediate Holder or Underlying Business or the assets or Equity Interests thereof relates.

                  "CONTROLLED BUSINESS" means each Intermediate Holder (if any) and Underlying Business relating to each Energy Investment (other than any Publicly Traded Investment).

                  "CONTROLLED BUSINESS DEBT" means Debt, in an aggregate principal amount not to exceed $180,000,000, under (i) the Indenture, dated as of June 15, 1990, between Colorado Interstate Gas Company, a Delaware corporation and Texas Commerce Bank National Association, a national banking association, as trustee, and (ii) any refinancings of the Debt referred to in clause (i) of this definition pursuant to Section 5.03(a) of the Sponsor Subsidiary Credit Agreement to the extent that any such refinanced Debt is subject to a CBD Maturity Condition.

                  "COUNTERPARTY" means in respect of an E&P Participation Agreement or a Production Payment Agreement, each party to such E&P Participation Agreement or such Production Payment Agreement (other than any Sponsor Subsidiary, Lipizzan, Noric or Noric LP).

                  "COVERAGE TEST DATE" has the meaning set forth in Section 5.04(a) of the Sponsor Subsidiary Credit Agreement.

                  "COVERED DOCUMENTS" (a) as used in the Clydesdale Partnership Agreement, has the meaning set forth in Section 13.1 of the Clydesdale Partnership Agreement, (b) as used in the Noric Company Agreement, has the meaning set forth in Section 13.1 of the Noric Company Agreement, (c) as used in the Noric LP Partnership Agreement, has the meaning set forth in Section 12.1 of the Noric LP Partnership Agreement and (d) as used in the Lipizzan Partnership Agreement, has the meaning set forth in Section 12.1 of the Lipizzan Partnership Agreement.

                  "CREDIT RELATED PARTY" means, without duplication, the following Persons: (i) El Paso, (ii) each Pipeline Company Borrower, (iii) each Guarantor (as defined in the El Paso New Revolving Facility) and (iv) each Restricted Subsidiary that is not a Project Financing Subsidiary; provided, that none of Noric Holdings, Noric Holdings I, Palomino, Paso Fino, Noric, Noric LP, Noric Holdings III, CIG, Noric Holdings IV, Lusitano and Lipizzan shall be considered a "Credit Related Party" under this definition until the Debt Collection Date.

                  "CURRENT E&P BORROWING BASE" has the meaning set forth in
Section 2.09(b)(vi) of the Sponsor Subsidiary Credit Agreement.

                  "CURRENT REIMBURSEMENT OBLIGATIONS" means, with respect to any Person, non-contingent obligations of such Person to reimburse a bank or other Person in respect of


El Paso Definitions Agreement
amounts paid under a letter of credit or similar instrument that are paid on or prior to the fifth Business Day after the due date therefor.

                  "CURRENT RETURN" means an amount determined for each Interest Period (or portion thereof) equal to the product of (a) the Mustang Unrecovered Capital at the time of determination and (b) the Current Return Rate for such Interest Period (or portion thereof).

                  "CURRENT RETURN RATE" means, for any Interest Period, a rate per annum equal to the sum of (i) the LIBO Rate for such period; (ii) the Gross-Up Rate; and (iii) the Applicable Spread for such Interest Period.

                  "DEBT" means, as to any Person, all Relevant Indebtedness of such Person other than (a) any Project Financing of such Person, (b) in the case of El Paso or a Subsidiary of El Paso, any liabilities of El Paso or such Subsidiary, as the case may be, under any Alternate Program, or any document executed by El Paso or such Subsidiary, as the case may be, in connection therewith, (c) in the case of El Paso or a Subsidiary of El Paso, any obligations of El Paso or a Subsidiary of El Paso with respect to lease payments for the headquarters building of El Paso located in Houston, Texas, (d) to the extent paid on or prior to the fifth Business Day after the due date therefor, the aggregate amount of all payments made by one or more issuing banks pursuant to a letter of credit issued by such issuing bank pursuant to the El Paso New Revolving Facility that have not yet been reimbursed by or on behalf of such Person and all unpaid, non-contingent obligations of such Person to reimburse a bank or other Person in respect of amounts paid under a letter of credit or similar instrument, and (e) any item referred to in clause (e) or (f) of the definition of Capitalization notwithstanding any change in the accounting treatment thereof after December 31, 2002.

                  "DEBT COLLECTION DATE" means the day on which the aggregate outstanding principal amount of the Advances shall have been paid in full together with (without duplication) all accrued interest, fees, expenses and indemnities and other Obligations then owing under the Sponsor Subsidiary Credit Documents.

                  "DEBT RATING" means, as of any date, the rating that has been most recently assigned by S&P or Moody's, as applicable, for any class of long-term public senior unsecured and unguaranteed debt securities issued by El Paso, or, if such securities are not so rated or are not outstanding, El Paso's implied senior unsecured and unguaranteed debt rating as determined by S&P or Moody's.

                  "DEFAULT" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

                  "DESIGNATED REPRESENTATIVE" has the meaning set forth in the Mustang Company Agreement.

                  "DISPOSITION" means, with respect to any property (including any Transaction Asset, any interest in any E&P Participation Property the subject of an E&P Participation Agreement, any Production Payment Interest or any Subject Interest), any sale, assignment, gift, exchange, lease, conversion, novation, transfer, or other disposition of such property, including


El Paso Definitions Agreement
any (a) transfer by way of a capital contribution, (b) any cancellation or other termination of an E&P Participation Agreement or re-assignment or other re-conveyance of the rights of the relevant Sponsor Subsidiary, Noric or Noric LP, as the case may be, under any E&P Participation Agreement to the Counterparty under such E&P Participation Agreement and (c) any re-assignment, release or other re-conveyance of all or any part, as the case may be, of the rights or interests of Lipizzan in respect of a Production Payment Interest to the Counterparty to the relevant Production Payment Agreement. "DISPOSE" and "DISPOSED" shall have correlative meanings.

                  "DISPOSITION COSTS" means all expenses, costs, liabilities, fees, Taxes and other amounts incurred or payable in connection with a Disposition.

                  "DISPOSITIONS RESERVE AMOUNT" means at any time an amount equal to the sum of (i) the excess of (x) the aggregate of the amounts described in clauses (a) and (b) of the definition of Net Cash Proceeds notified to the Sponsor Subsidiary Collateral Agent and the Mustang Collateral Agent at or prior to such time over (y) the aggregate of the amounts described in clauses (a) and
(b) of the definition of Net Cash Proceeds actually paid in respect of the obligations described in clauses (a) and (b) of the definition of Net Cash Proceeds at or prior to such time, and (ii) the amount of Net Cash Proceeds from any Dispositions described in Sections 5.02(d)(C)(3) and (4), 5.05(a)(C) and (D) and 5.09(d)(C) and (D) of the Sponsor Subsidiary Credit Agreement and the Disposition Value of E&P Assets Disposed pursuant to Section 5.05(a)(E) and (F) of the Sponsor Subsidiary Credit Agreement occurring during the continuance of an El Paso RA Event which, pursuant to clause (y) of the proviso to Section 2.05(b)(viii)(A) of the Sponsor Subsidiary Credit Agreement, notified to the Sponsor Subsidiary Collateral Agent and the Mustang Collateral Agent at or prior to such time have not been applied to prepay Advances.

                  "DISPOSITION VALUE" means:

                  (a) with respect to Dispositions of interests in any Production Payment attributable to Dispositions of Subject Interests burdened by such Production Payment, the product of (x) the greater of (i) the ratio of the projected hydrocarbon production volumes from such Subject Interests as shown in the most recently delivered Reserve Report over the aggregate projected hydrocarbon production volumes from all Subject Interests burdened by such Production Payment as shown in the most recently delivered Reserve Report and
(ii) the ratio of the PV-10 Value of such Subject Interests as shown in the most recently delivered Reserve Report over the aggregate PV-10 Value of all Subject Interests burdened by such Production Payment as shown in the most recently delivered Reserve Report, and (y) the aggregate PV-10 Value of such Production Payment as shown in the most recently delivered Reserve Report; and

                  (b) with respect to Dispositions of interests in E&P Participation Properties, the PV-10 Value of the Disposed interests in E&P Participation Properties.

                  "DISTRIBUTION" means, as applicable, (i) any distribution or dividend or return of capital or any other distribution, payment, remittance or delivery of property or cash in respect of, or the redemption, retirement, purchase or other acquisition, directly or indirectly, of, any Clydesdale Partnership Interest, Noric Membership Interest, Palomino Membership Interest,


El Paso Definitions Agreement

Paso Fino Membership Interest, Noric LP Partnership Interest, Lusitano Membership Interest, Lipizzan General Partnership Interest, Lipizzan Limited Partnership Interest or Sponsor Subsidiary Membership Interest or in respect of any Energy Investment now or hereafter outstanding or (ii) the setting aside of any funds for any of the foregoing purposes. "DISTRIBUTE", "DISTRIBUTED" and "DISTRIBUTIVE" shall have correlative meanings.

                  "DOLLARS" and the sign "$" each shall mean the lawful currency of the United States.

                  "E&P ASSET" means (i) all of the right, title and interest of any Sponsor Subsidiary, Noric or Noric LP (as the case may be) in and to all E&P Participation Property and all other rights and interests under any E&P Participation Agreement to which it is a party and (ii) all of the right, title and interest of Lipizzan in and to all Production Payment Interests.

                  "E&P BORROWING BASE" means:

                  (a) on any date prior to the effective date of the first E&P Borrowing Base Determination or E&P Borrowing Base Redetermination pursuant to Section 2.09 of the Sponsor Subsidiary Credit Agreement, the amount set forth in Section 2.09(a) of the Sponsor Subsidiary Credit Agreement; and

                  (b) thereafter, the amount determined pursuant to an E&P Borrowing Base Determination or an E&P Borrowing Base Redetermination under Section 2.09 of the Sponsor Subsidiary Credit Agreement;

provided that the E&P Borrowing Base shall not at any time exceed 70% of the aggregate outstanding principal amount of Advances at such time; provided further that, if at any time the amount derived pursuant to clauses (a) and (b) of this definition exceeds 70% of the aggregate outstanding principal amount of Advances at such time, the E&P Borrowing Base shall be deemed to be an amount equal to 70% of the aggregate outstanding principal amount of Advances at such time.

                  "E&P BORROWING BASE DETERMINATION" has the meaning set forth in Section 2.09(b) of the Sponsor Subsidiary Credit Agreement.

                  "E&P BORROWING BASE EFFECTIVE DATE" has the meaning set forth in Section 2.09(b)(vi) of the Sponsor Subsidiary Credit Agreement.

                  "E&P BORROWING BASE PERIOD" has the meaning set forth in
Section 2.09(b) of the Sponsor Subsidiary Credit Agreement.

                  "E&P BORROWING BASE RECOMMENDATION" has the meaning set forth in Section 2.09(b) of the Sponsor Subsidiary Credit Agreement.

                  "E&P BORROWING BASE REDETERMINATION" has the meaning set forth in Section 2.09(c) of the Sponsor Subsidiary Credit Agreement.


El Paso Definitions Agreement

                  "E&P BORROWING BASE REPORT" means a report prepared by the Calculation Agent in substantially the form of Exhibit D to the Sponsor Subsidiary Credit Agreement.

                  "E&P NOTIONAL INTEREST" means at any time of determination the amount equal to the product of a percentage equal to the per annum Funding Rate applicable during the most recently completed Interest Period and the E&P Borrowing Base at such time.

                  "E&P PARTICIPATION AGREEMENT" means each agreement, substantially in the form of Exhibit A to the Sponsor Subsidiary Credit Agreement, to which a Sponsor Subsidiary, Noric or Noric LP is a party.

                  "E&P PARTICIPATION PROPERTY" means, at any time, each oil and gas well included as a "Subject Property" under an E&P Participation Agreement at such time.

                  "EBITDA" means, for any period and for any Underlying Business, the sum of (a) net income (or net loss), (b) interest expense, (c) income tax expense, (d) depreciation expense, (e) amortization expense, (f) all extraordinary noncash losses otherwise deducted from the determination of net income (or net loss) for such period (other than any such noncash losses that require an accrual or reserve for cash charges for any future period and any write-downs or write-offs of accounts receivables) less all extraordinary noncash gains otherwise added in the determination of net income (or net loss) for such period, and (g) all non-recurring losses or expenses deducted from the determination of net income (or net loss) for such period to the extent such losses or expenses were funded from capital contributions from any holder of Equity Interests in such Underlying Business, in each case of such Underlying Business and its consolidated subsidiaries, determined on a consolidated basis in accordance with GAAP for such period.

                  "ELIGIBLE INVESTMENT" means:

                  (a) in respect of any Energy Investment, those equity and debt Investments with respect to which:

                           (i) the Underlying Business and, if any, each Intermediate Holder, in which any Sponsor Subsidiary directly or indirectly holds an interest, is organized under the laws of any Permitted Jurisdiction or political subdivision thereof;

                           (ii) such business is conducted exclusively in, and the sources of its operating income are derived at least 95% from, any Permitted Jurisdiction and, after giving effect to the contribution of such Energy Investment, Energy Investments conducting business outside the United States shall not have an aggregate Energy Investment Loan Value in excess of 25% of the Aggregate Energy Investment Loan Value Amount;

                           (iii) the Fair Market Value of such Investment on the date of its contribution shall be at least $25,000,000;

                           (iv) the business conducted by the Underlying Business related thereto shall consist primarily in the provision of telecommunications services or the


El Paso Definitions Agreement
                  gathering, transmission, storage and/or processing of natural gas or the non-nuclear electric power generation business, in all cases primarily using proven technology, and shall specifically exclude: the lines of business that El Paso Merchant Energy Company currently and in the future may conduct in marketing, trading and integrated risk management, and other lines of business that are not typically financed by major money center commercial banks; and

                           (v)      Until the Fourth Restatement Date,
                  Clydesdale and thereafter Mustang shall have determined (and received all consents to such determination required under the Operative Documents) at the time of its contribution or acquisition the amount of the Energy Investment Loan Value for such Energy Investment in its discretion; and

                           (vi) the Intermediate Holders (if any) and the Underlying Business related thereto shall have received equity contributions in an amount equal to at least the amount of all Indebtedness that would not be permitted Indebtedness with respect to such Intermediate Holder and Underlying Business under Section 5.09 of the Sponsor Subsidiary Credit Agreement (after giving effect to the Transaction Asset Schedule relating to such Energy Investment), and all such unpermitted Indebtedness shall have been paid in full with the proceeds of such equity contributions to the satisfaction of Mustang and the Mustang Collateral Agent;

                  (b) in respect of an E&P Asset, an E&P Participation Agreement or a Production Payment Interest:

                           (i) under which each E&P Participation Property the subject of such E&P Participation Agreement or each Subject Interest relating to such Production Payment Interest, as the case may be, is located exclusively in any Permitted Jurisdiction or political subdivision thereof; provided that, after giving effect to the contribution of all E&P Assets, E&P Participation Properties and Subject Interests relating to such Production Payment Interest located outside the United States shall not account for more than 25% of the E&P Borrowing Base for all E&P Participation Properties and Production Payment Interests;

                           (ii) the source of the operating income from each such E&P Participation Property and each such Subject Interest relating to such Production Payment Interest is derived at least 95% from Permitted Jurisdictions;

                           (iii) each such E&P Participation Property and each such Subject Interest relating to such Production Payment Interest primarily comprises Proved Producing Reserves, operated and exploited using proven technology;

                           (iv)     the Counterparty under each E&P
                  Participation Agreement and each Production Payment Agreement is El Paso, EPPC, El Paso Production Oil & Gas USA, El Paso Oil & Gas Resources or another Affiliate of El Paso, whose obligations under each E&P Participation Agreement and each Production


El Paso Definitions Agreement

                  Payment Agreement to which it is a party are guaranteed under the El Paso Agreement; and

                           (v) such E&P Participation Agreement or such Production Payment Agreement is the legal, valid and binding obligation of the Counterparty thereto and the relevant Sponsor Subsidiary party thereto, Lipizzan, Noric or Noric LP, as the case may be, enforceable against such Counterparty and such Sponsor Subsidiary, Lipizzan, Noric or Noric LP, as the case may be, in accordance with its terms.

                  "EL PASO" means El Paso Corporation, a Delaware corporation, and any successor not prohibited by the terms of the El Paso Agreement.

                  "EL PASO AGREEMENT" means the Fifth Amended and Restated El Paso Agreement, originally dated as of May 9, 2000 and amended and restated as of December 15, 2000, June 29, 2001, November 7, 2001, July 19, 2002 and April 16, 2003, executed by El Paso in favor of Mustang and the other beneficiaries described therein.

                  "EL PASO CNG COMPANY" means El Paso CNG Company, L.L.C., a Delaware limited liability company.

                  "EL PASO CGP" means El Paso CGP Company, a Delaware corporation.

                  "EL PASO COMPANY" shall mean a corporation, partnership or other Business Entity with respect to which El Paso directly, or indirectly through one or more intermediaries, controls (a) in the case of any such corporation (i) more than 50% of the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors and (ii) issued and outstanding capital stock entitled to receive more than 50% of dividends declared in respect of all issued and outstanding shares of capital stock of such corporation or (b) in the case of any such partnership or other Business Entity (i) more than 50% of the interests in such partnership or other Business Entity (A) entitled to manage or direct the management of such entity or (B) having voting power to elect a managing partner or member, board of managers or any similar managing Person or body of such partnership or other Business Entity responsible for the management of such entity and (ii) more than 50% of the interests in the capital or profits of such partnership or other Business Entity.

                  "EL PASO DEFAULT" means any event that would constitute an El Paso Event but for the requirement that notice be given or time elapse or both.

                  "EL PASO DEMAND LOAN" means a demand loan by Lipizzan, Noric, Noric LP or a Sponsor Subsidiary to El Paso or an Affiliate of El Paso evidenced by an El Paso Demand Note and, in the case of a demand loan to an Affiliate of El Paso, guaranteed by El Paso pursuant to the El Paso Guaranty.

                  "EL PASO DEMAND NOTE" means (a) in relation to an El Paso Demand Loan to El Paso, a note evidencing such El Paso Demand Loan in the form of Exhibit C-1 to the Sponsor Subsidiary Credit Agreement or (b) in relation to an El Paso Demand Loan to an Affiliate of El


El Paso Definitions Agreement

Paso, a note evidencing such El Paso Demand Loan in the form of Exhibit C-2 to the Sponsor Subsidiary Credit Agreement.

                  "EL PASO EPN HOLDING" means El Paso EPN Investments, L.L.C., a Delaware limited liability company, and direct owner of all of the Series C Units issued by El Paso Energy Partners, L.P., a Delaware limited partnership.

                  "EL PASO EVENT" shall mean the occurrence and continuance of any of the following events:

                  (a) El Paso or any Affiliate of El Paso (as applicable) shall fail to pay (i) the principal of any El Paso Demand Loan or Affiliate Loan (including, in each case, pursuant to the El Paso Guaranty or any other guaranty relating thereto) after the same becomes due and payable or is demanded or (ii) any amount payable by it under the El Paso Agreement, the El Paso Guaranty or any other guaranty by El Paso of any obligations of any El Paso Party under the Operative Documents, or interest or any other amounts owing on any A-Loan (other than principal), El Paso Demand Loan or Affiliate Loan (including, in each case, pursuant to the El Paso Guaranty or any other guaranty relating thereto), in each case under this clause (ii) within five Business Days after the same becomes due and payable; or

                  (b) Any representation or warranty made or deemed made by El Paso in the El Paso Agreement or by El Paso (or any of its officers) in connection with the El Paso Agreement shall prove to have been incorrect in any material respect when made or deemed made; or

                  (c)      (i) El Paso shall fail to comply with Section 5.2(a),
         Section 5.4(a)(vii) or Section 5.3 of the El Paso Agreement or (ii) (A) El Paso shall fail to perform or observe any other term, covenant or agreement contained in the El Paso Agreement or (B) El Paso or any El Paso Party shall fail to perform or observe any other term, covenant or agreement contained in any other Operative Document (other than the Noric Company Agreement, the Palomino Company Agreement, the Paso Fino Company Agreement, the Noric LP Partnership Agreement, the Lusitano Company Agreement, the Lipizzan Partnership Agreement, any Sponsor Subsidiary Company Agreement, any Production Payment Agreement or any E&P Participation Agreement) on its part to be performed or observed, in each case above if, in the case of any such term, covenant or agreement referred to in clause (ii)(A) or (B) above, such failure shall remain unremedied for 30 days after written notice thereof shall have been given to El Paso by Mustang or its nominee; or

                  (d) El Paso or any other Credit Related Party shall fail to pay any Debt or Guaranty (excluding Debt or Guaranties evidenced by or incurred pursuant to any Operative Document) of El Paso or such other Credit Related Party in an aggregate principal amount of $200,000,000 or more, at such time, or any installment of principal thereof or interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating


El Paso Definitions Agreement
         to such Debt or Guaranty; or any other default under any agreement or instrument relating to any such Debt in such aggregate principal amount (excluding Debt and Guarantees incurred under any of the Operative Documents), or any other event (other than an exercise of voluntary prepayment or voluntary purchase option or analogous right), shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate the maturity of such Debt in such aggregate principal amount; or any such Debt in such aggregate principal amount shall be required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof, as a result of either (i) any default under any agreement or instrument relating to any such Debt in such aggregate principal amount or (ii) the occurrence of any other event (other than an exercise of voluntary prepayment or voluntary purchase option or analogous right or an issuance, sale or other Relevant Disposition of Equity Interests or other assets, or an incurrence or issuance of Relevant Indebtedness or other obligations, giving rise to a repayment or prepayment obligation in respect of such Debt) the effect of which would otherwise be to accelerate the maturity of such Debt in such aggregate principal amount; or

                  (e)      [Intentionally omitted]

                  (f)      (i) El Paso or any other Credit Related Party shall
         (A) generally not pay its debts as such debts become due; or (B) admit in writing its inability to pay its debts generally; or (C) make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted or consented to by El Paso or any other Credit Related Party seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or (iii) any such proceeding shall have been instituted against El Paso or any other Credit Related Party and either such proceeding shall not be stayed or dismissed for 60 consecutive days or any of the actions referred to above sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or any substantial part of its property) shall occur; or (iv) El Paso or any other Credit Related Party shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

                  (g) Either (i) El Paso shall fail to have, directly or indirectly, beneficial ownership of 100% of the equity voting interest in any Sponsor Subsidiary at any time prior to the payment in full of all outstanding Advances together with interest thereon, or (ii) El Paso shall fail to have, directly or indirectly, 100% of the equity interest in Appaloosa at any time during the 90-day period commencing on the day following the Fourth Restatement Date, or (iii) Appaloosa shall cease to be the Clydesdale General Partner at any time during the 90-day period following the Fourth Restatement Date or (iv) Clydesdale shall dissolve or become a debtor in a Bankruptcy within the 90-day period commencing on the day following the Fourth Restatement Date; or


El Paso Definitions Agreement

                  (h) Any judgment or order for the payment of money in an aggregate amount in excess of $100,000,000 shall be rendered against El Paso, any other Credit Related Party or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution (other than any enforcement proceedings consisting of the mere obtaining and filing of a judgment lien or obtaining of a garnishment or similar order so long as no foreclosure, levy or similar process in respect of such judgment lien, or payment over in respect of such garnishment or similar order, has commenced and is continuing or has been completed ("PERMITTED EXECUTION ACTIONS")) shall not be effectively stayed, or any action, other a Permitted Execution Action, shall be legally taken by a judgment creditor to attach or levy upon any property or assets of El Paso or any other Credit Related Party to enforce any such judgment or order; provided, however, that with respect to any such judgment or order that is subject to the terms of one or more settlement agreements that provide for the obligations thereunder to be paid or performed over time, an El Paso Event under this paragraph (h) shall not occur until El Paso or any other Credit Related Party shall have failed to pay an amount properly demanded in respect thereto, as applicable, and such failure shall have continued for 30 consecutive days after the respective final due dates for the payment of such amounts; or

                  (i) (i) Any ERISA Termination Event with respect to a Plan shall have occurred and, 30 days after notice thereof shall have been given to El Paso by Mustang or its nominee, such ERISA Termination Event shall still exist; or (ii) El Paso or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan; or (iii) El Paso or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization, or is insolvent or is being terminated, within the meaning of Title IV of ERISA; or (iv) any Person shall engage in a "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan; and in each case in clauses (i) through (iv) above, such event or condition, together with all other such events or conditions, if any, would result in an aggregate liability of El Paso or any ERISA Affiliate that would exceed 10% of Net Worth; or

                  (j) Upon completion of, and pursuant to, a transaction, or a series of transactions (which may include prior acquisitions of capital stock of El Paso in the open market or otherwise), involving a tender offer (i) a "person" (within the meaning of Section 13(d) of the Securities Exchange Act), other than El Paso, a Subsidiary of El Paso or any employee benefit plan maintained for employees of El Paso and/or any of its Subsidiaries or the trustee therefor, shall have acquired direct or indirect ownership of and paid for in excess of 50% of the outstanding capital stock of El Paso entitled to vote in elections for directors of El Paso and (ii) at any time before the later of (A) six months after the completion of such tender offer and (B) the next annual meeting of the shareholders of El Paso following the completion of such tender offer more than half of the members of the board of directors of El Paso consists of individuals who (1) were not members of the board of directors of El Paso before the completion of such tender offer and (2) were not appointed, elected or nominated by the members of the board of directors of El Paso in office prior to the completion of such tender offer (other than any


El Paso Definitions Agreement
         such appointment, election or nomination required or agreed to in connection with, or as a result of, the completion of such tender offer); or

                  (k) Any material provision of the El Paso Agreement or any other Operative Document shall cease, for any reason, to be valid and binding upon or enforceable against El Paso or any El Paso Party that is a party thereto, or El Paso or any such El Paso Party shall so assert in writing; provided that if such invalidity or unenforceability is of a nature so as to be amenable to cure within five Business Days and if, within one Business Day after El Paso receives notice from Mustang or the Mustang Collateral Agent or otherwise becomes aware that such material provision is not valid or is unenforceable as aforesaid, El Paso delivers written notice to Mustang that either El Paso or the relevant El Paso Party intends to cure such invalidity or unenforceability as soon as possible, then an El Paso Event shall not exist pursuant to this clause (k) unless El Paso or the relevant El Paso Party shall fail to deliver or cause to be delivered an amendment or other modification, or other agreement or undertaking, having the same economic effect as the invalid or unenforceable provision within four Business Days after the delivery of such written notice of intent; or

                  (l)      [Intentionally Omitted]

                  (m) Any event of default shall occur under any agreement or instrument relating to or evidencing any Debt now or hereafter existing of any Credit Related Party as the result of any change in control of El Paso; or

                  (n)      [Intentionally Omitted]

                  (o) The Sponsor Subsidiary Security Agreement and the Sponsor Subsidiary Collateral Agent Agreement shall for any reason fail or cease to create a valid and enforceable Lien on any Collateral purported to be covered thereby or, except as permitted by the Operative Documents, such Lien shall fail or cease to be a perfected and first-priority (subject only to Permitted Liens) Lien, or any El Paso Party shall so state in writing and, if such invalidity or lack of perfection or priority relates solely to Collateral with an aggregate value of $1,000,000 or less and such invalidity or lack of perfection or priority is such so as to be amenable to cure without material disadvantage to the position of Mustang or the Sponsor Subsidiary Collateral Agent, such invalidity or lack of perfection or priority shall not be cured within 10 days of the earlier of such El Paso Party so stating in writing or delivery of notice thereof by Mustang to El Paso (or such shorter period as shall be specified by Mustang and is reasonable under the circumstances);

                  (p) Any judgment or order for the payment of money in an aggregate amount in excess of $10,000,000 (in the case of a Counterparty to an E&P Participation Agreement or a Production Payment Agreement) shall be rendered against such Counterparty and the same shall remain undischarged for a period of 30 consecutive days during which execution (other than in respect of any Permitted Execution Actions) shall not be effectively stayed, or any action, other a Permitted Execution Action, shall be legally taken by a judgment creditor to attach or levy upon any property or assets of any


El Paso Definitions Agreement
         such Counterparty to enforce any such judgment or order; provided, however, that with respect to any such judgment or order that is subject to the terms of one or more settlement agreements that provide for the obligations thereunder to be paid or performed over time, an El Paso Event under this paragraph (p) shall not occur until such Counterparty shall have failed to pay an amounts properly demanded in respect thereto, as applicable, and such failure shall have continued for 30 consecutive days after the respective final due dates for the payment of such amounts.

                  "EL PASO GUARANTY" means the Amended and Restated Guaranty Agreement, dated as of May 9, 2000 and amended and restated as of December 15, 2000, July 19, 2002 and April 16, 2003, made by El Paso in favor of the Sponsor Subsidiaries.

                  "EL PASO HYDROCARBON SALES CONTRACT" means any Hydrocarbon Sales Contract (as defined in the Production and Delivery Agreement) under which an Affiliate of El Paso purchases hydrocarbons.

                  "EL PASO NEW REVOLVING FACILITY" means the $3,000,000,000 Revolving Credit and Letter of Credit Facility Agreement, dated as of May 15, 2002 and as amended and restated as of April 16, 2003, among, inter alia, El Paso, EPNGC, TGPC, ANR, the several banks and financial institutions from time to time parties thereto, JPMorgan Chase Bank, a New York banking corporation, as administrative agent, ABN AMRO Bank N.V. and Citicorp North America, Inc., as co-document agents, Bank of America, N.A. and Credit Suisse First Boston, as co-syndication agents, as the same may be amended, supplemented and modified from time to time.

                  "EL PASO OIL & GAS RESOURCES" means El Paso Oil & Gas Resources Company, L.P., a Delaware limited partnership.

                  "EL PASO PARTY" means:

                  (a)      Appaloosa;

                  (b) Until the 91st day following the Fourth Restatement Date, Clydesdale;

                  (c)      Noric;

                  (d)      Palomino;

                  (e)      Paso Fino;

                  (f)      Noric LP;

                  (g)      Lusitano;

                  (h)      Lipizzan;

                  (i)      each Sponsor Subsidiary and each Sponsor Subsidiary
         Member;


El Paso Definitions Agreement

                  (j)      Shetland;

                  (k) each Counterparty to each E&P Participation Agreement and each Production Payment Agreement;

                  (l) each Affiliate of El Paso party to an El Paso Hydrocarbon Sales Contract;

                  (m) any other Affiliates of El Paso that are parties to the Operative Documents; and

                  (n) any holder of a Sponsor Subsidiary Subordinated Note that is an El Paso Company, excluding any Maker (as defined in the Sponsor Subsidiary Subordinated Note).

                  "EL PASO PRODUCTION INVESTMENTS" means El Paso Production Investments, L.L.C., a Delaware limited liability company.

                  "EL PASO PRODUCTION OIL & GAS" means El Paso Production Oil & Gas Company, a Delaware corporation.

                  "EL PASO PRODUCTION OIL & GAS USA" means El Paso Production Oil & Gas USA, L.P., a Delaware limited liability partnership.

                  "EL PASO RA EVENT" has the meaning set forth in Section 2.05(b)(viii) of the Sponsor Subsidiary Credit Agreement.

                  "EL PASO UNDERTAKING" shall mean, when executed and delivered to Mustang, the undertaking by El Paso in favor of Mustang in the form of
Exhibit 5.03(b) to the Sponsor Subsidiary Credit Agreement.

                  "ENERGY INVESTMENT" means at any time of determination, any Equity Interest described in Part I, II or III of any Transaction Asset Schedule which has not been Disposed of prior to such time of determination and which substantially all of the assets of, or Equity Interests in, any Intermediate Holder or Underlying Business relating thereto have not been Disposed of prior to such time of determination.

                  "ENERGY INVESTMENT EXPOSURE" means at any time of determination an amount equal to (a) the outstanding principal amount of the Advances at such time less (b) the Total Cash Collateral Amount at such time less (c) the E&P Borrowing Base in effect at such time.

                  "ENERGY INVESTMENT LOAN VALUE" means, in respect of any Energy Investment, the loan value notified to the relevant Additional Sponsor Subsidiary or existing Sponsor Subsidiary pursuant to the Acquisition/Accession Procedures Schedule as the Energy Investment Loan Value for such Energy Investment, as such loan value may from time to time be adjusted pursuant to
Section 2.11 of the Sponsor Subsidiary Credit Agreement.


El Paso Definitions Agreement

                  "ENERGY INVESTMENT LOAN VALUE VOTING DATE" means, with respect to a request by Noric Holdings pursuant to Section 2.11 of the Sponsor Subsidiary Credit Agreement to increase the Energy Investment Loan Value of any Energy Investment, the date falling no later than 30 days after such request.

                  "ENERGY INVESTMENT NOTIONAL AMORTIZATION" means, at any time of determination, an amount equal to 12% of the Energy Investment Exposure at such time.

                  "ENGAGE LETTER" means the letter, dated as of July 19, 2002, from El Paso Merchant Energy, L.P. (f/k/a Engage Energy US, L.P.), El Paso Production Oil & Gas USA and El Paso Oil & Gas Resources to Lipizzan with respect to the El Paso Hydrocarbon Sales Contract (Gas Purchase Agreement), dated as of February 21, 1997, between Engage Energy, US, L.P. and El Paso Production Oil & Gas Company, et al., successors to Coastal Oil & Gas Corporation, et al.

                  "ENVIRONMENTAL ACTION" means any action, suit, demand, demand letter, claim, notice of noncompliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including, without limitation, (a) by any Governmental Authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any Governmental Authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

                  "ENVIRONMENTAL LAWS" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, regulating or imposing liability or standards of conduct concerning protection of the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

                  "ENVIRONMENTAL PERMIT" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

                  "EPNGC" means El Paso Natural Gas Company, a Delaware corporation.

                  "EPNG HOLDING" means El Paso EPNG Investments, L.L.C., a Delaware limited liability company and the direct parent of EPNGC.

                  "EPN UNITS" means any the Series A Common Units and Series C Units issued by El Paso Energy Partners, L.P, a Delaware limited partnership, and owned by any Credit Party (as defined in the El Paso New Revolving Facility).

                  "EPPC" means El Paso Production Company (formerly known as Sonat Exploration Company), a Delaware corporation.

                  "EPPGOM" means El Paso Production GOM, Inc. (formerly known as Sonat Exploration GOM Inc.), a Delaware corporation.


El Paso Definitions Agreement

                  "EPTPC" means El Paso Tennessee Pipeline Co., a Delaware corporation.

                  "EQUITY AMOUNT" means, for any Interest Period (or any portion thereof), an amount equal to the aggregate amount of the Current Return and the Fee and Expense Amount for such Interest Period (or portion thereof).

                  "EQUITY INTERESTS" means any capital stock, partnership, joint venture, member or limited liability or unlimited liability company interest, beneficial interest in a trust or similar entity, or other equity interest in another person of whatever nature.

                  "EQUITY INVESTOR" means each "Participant" under and as defined in the Mustang Company Agreement.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued from time to time thereunder.

                  "ERISA AFFILIATE" means any Person who is a member of El Paso's controlled group within the meaning of Section 4001(a)(14)(A) of ERISA.

                  "ERISA TERMINATION EVENT" means (a) a "reportable event," as such term is described in Section 4043 of ERISA (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC under subsection .11, ..12, .13, .14, .16, .18, .19 or .20 of PBGC Reg. Section 2615), or an event described in Section 4062(e) of ERISA, or (b) the withdrawal of El Paso or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer," as such term is defined in Section 4001(a)(2) of ERISA or the incurrence of liability by El Paso or any ERISA Affiliate under Section 4064 of ERISA upon the termination of a Multiple Employer Plan, or (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or
(e) the conditions set forth in Section 302(f)(1)(A) and (B) of ERISA to the creation of a lien upon property or rights to property of El Paso or any ERISA Affiliate for failure to make a required payment to a Plan are satisfied, or (f) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA, or (g) the occurrence of any other event or the existence of any other condition which would reasonably be expected to result in the termination of, or the appointment of a trustee to administer, any Plan under Section 4042 of ERISA.

                  "EVENT OF DEFAULT" has the meaning specified in Section 6.01 of the Sponsor Subsidiary Credit Agreement.

                  "EXCESS DISTRIBUTION" means, as at any date during any Fiscal Quarter, the amount (if any) by which (a) the cumulative Distributions received by all Sponsor Subsidiaries in respect of all Underlying Businesses (excluding Publicly Traded Investments) during such Fiscal Quarter through such date exceed
(b) the aggregate amount of retained earnings of all Underlying Businesses (excluding Publicly Traded Investments) as at the end of the period to which the most recent accounts delivered pursuant to Section 5.4(b)(i) or 5.4(b)(ii) of the El Paso Agreement (as applicable) relate, as disclosed in the balance sheet of such accounts.


El Paso Definitions Agreement

                  "EXCLUDED ACQUISITION DEBT" means (a) Debt, Guaranties or reimbursement obligations of any Business Entity acquired by El Paso or any of its Subsidiaries and which Debt, Guaranties or reimbursement obligations exist immediately prior to such acquisition (provided that (i) such Debt, Guaranties or reimbursement obligations are not incurred solely in anticipation of such acquisition and (ii) immediately prior to such acquisition such Business Entity is not a Subsidiary of El Paso), (b) Debt, Guaranties or reimbursement obligations of EPTPC and its Subsidiaries in existence on the date of the merger of EPTPC with El Paso Merger Company or (c) Debt, Guaranties or reimbursement obligations in respect of any asset acquired by El Paso or any of its Subsidiaries and which Debt, Guaranties or reimbursement obligations exist immediately prior to such acquisition; provided that (i) such Debt, Guaranties or reimbursement obligations are not incurred solely in anticipation of such acquisition and (ii) immediately prior to such acquisition such asset is not an asset of El Paso or any of its Subsidiaries.

                  "EXCLUDED PAYMENTS" means any indemnification or other payments under the Operative Documents payable to Persons other than any Sponsor Subsidiary in its own right.

                  "EXCLUDED TAXES" means (a) with respect to any recipient of any payment to be made by or on account of any obligation of El Paso under the El Paso Agreement, (i) income, franchise or similar taxes imposed on (or measured by) its net income by the United States, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or in which its applicable lending office is located, (ii) any branch profit taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which El Paso is located and (iii) in the case of a Foreign Indemnified Person, any withholding tax that is imposed on amounts payable to such Foreign Indemnified Person (x) at the time such Foreign Indemnified Person becomes a beneficiary of the El Paso Agreement (or designates a new lending office), except to the extent that such Foreign Indemnified Person (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from El Paso with respect to such withholding tax pursuant to Section 4.2(a) of the El Paso Agreement or (y) that is attributable to such Foreign Indemnified Person's failure to comply with Section 4.2(e) of the El Paso Agreement, and (b) with respect to any recipient of any payment to be made by or on account of any obligation of a Sponsor Subsidiary under any of the Operative Documents, (i) income, franchise or similar taxes imposed on (or measured by) its net income by the United States, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or in which its applicable lending office is located, (ii) any branch profit taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which a Sponsor Subsidiary is located and (iii) in the case of a Foreign Person, any withholding tax that is imposed on amounts payable to such Foreign Person (i) at the time such Foreign Person becomes a lender under or a beneficiary of the Sponsor Subsidiary Credit Agreement (or designates a new lending office), except to the extent that such Foreign Person (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from a Sponsor Subsidiary with respect to such withholding tax pursuant to Section 2.07(a)(i) of the Sponsor Subsidiary Credit Agreement or
(ii) that is attributable to such Foreign Person's failure to comply with
Section 2.07(a)(v) of the Sponsor Subsidiary Credit Agreement.


El Paso Definitions Agreement

                  "EXPENSES" means (i) any and all judgments, damages or penalties with respect to, or amounts paid in settlement of, claims (including negligence, strict or absolute liability, liability in tort and liabilities arising out of violation of laws or regulatory requirements of any kind), actions, or suits and (ii) any and all liabilities, obligations, losses, costs and expenses (including reasonable fees and disbursements of counsel and claims, damages, losses, liabilities and expenses relating to environmental matters), but excluding Taxes.

                  "FAIR MARKET VALUE" for any Transaction Asset at any time of determination means an amount equal to:

                  (a)      in the case of an Energy Investment:

                           (i) if such Energy Investment is a Publicly Traded Investment, the average of the quoted market closing prices on the last five trading days for such securities preceding the time of determination of such Fair Market Value; or

                           (ii) for each other Energy Investment, the fair market value established pursuant to the most recent Appraisal for such Energy Investment; or

                  (b) in the case of an E&P Asset, the fair market value of such E&P Asset shall be the value of the Proved Producing Reserves attributable to the interest of Lipizzan, Noric, Noric LP or any Sponsor Subsidiary, as the case may be, in the E&P Participation Properties and the Production Payment, as the case may be, relating to such E&P Asset determined using the standardized methodology prescribed by the Securities and Exchange Commission for the calculation of the discounted present value of Proved Producing Reserves for Securities and Exchange Commission reporting purposes (commonly known as the "PV-10").

                  "FEDERAL" means United States federal.

                  "FEE AND EXPENSE AMOUNT" has the meaning set forth in the Mustang Company Agreement.

                  "FERC" means the United States Federal Energy Regulatory Commission, or any Federal agency or authority from time to time succeeding to its function.

                  "FINAL BORROWING BASE RESERVE REPORT DELIVERY DATE" has the meaning set forth in Section 2.09(b) of the Sponsor Subsidiary Credit Agreement.

                  "FISCAL QUARTER" means (a) the period commencing on the Closing Date and ending on June 30, 2000 and (b) any subsequent period commencing on each of January 1, April 1, July 1 and October 1 of the last date before the next such date.

                  "FISCAL YEAR" means (a) the period commencing on the Closing Date and ending on December 31, 2000 and (b) any subsequent period commencing on January 1 and ending on the next December 31.


El Paso Definitions Agreement

                  "FOREIGN INDEMNIFIED PERSON" means any Indemnified Person that is organized under the laws of a jurisdiction other than that in which El Paso is located. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

                  "FOREIGN PERSON" means any Person that is organized under the laws of a jurisdiction other than that in which the Sponsor Subsidiaries are located. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

                  "FOURTH AMENDED AND RESTATED CLYDESDALE PARTNERSHIP AGREEMENT" means the Fourth Amended and Restated Partnership Agreement of Clydesdale Associates, L.P., originally dated as of April 28, 2000, as amended and restated as of May 9, 2000, December 15, 2000, June 29, 2001 and July 19, 2002, by and among Appaloosa Holdings Company, Noric Holdings, L.L.C., Noric Holdings I, L.L.C., Mustang Investors, L.L.C. and Clydesdale.

                  "FOURTH RESTATEMENT DATE" has the meaning set forth in Section
3.04 of the Sponsor Subsidiary Credit Agreement.

                  "FREELY TRANSFERABLE" means, with respect to any Transaction Asset, that the Subsequent Transfer thereof will not:

                  (a) conflict with the Organizational Documents of a Sponsor Subsidiary, Lipizzan, Noric or Noric LP, as the case may be, that owns such Transaction Asset or, in the case of an Energy Investment, the issuer of such Energy Investment, the applicable Intermediate Holders, if any, or the applicable Underlying Business;

                  (b) constitute a violation of, or a default under, the applicable E&P Participation Agreement or Production Payment Agreement or, in the case of an Energy Investment, any Material Agreement related to such Energy Investment, the applicable Intermediate Holders, if any, or the applicable Underlying Business;

                  (c) under the applicable E&P Participation Agreement or Production Payment Agreement or, in the case of any Energy Investment, any Material Agreement, cause the creation of, or result in, or be subject to any Transfer Restriction, Payment Restriction or Rights Restriction;

                  (d) contravene any provisions of any Applicable Law (assuming, in the case of an Energy Investment, compliance with applicable securities laws and FERC regulations of general applicability);

                  (e) under any Applicable Law (assuming, in the case of an Energy Investment, compliance with applicable securities laws and FERC regulations of general applicability), cause the creation of, or result in or be subject to, any Transfer Restriction, Payment Restriction or Rights Restriction (other than, in the case of an Energy Investment, under applicable securities laws and FERC regulations of general applicability); or


El Paso Definitions Agreement

                  (f) require any Governmental Approval that has not been obtained and is not in full force and effect, necessary to authorize or that is otherwise required in connection with the consummation of such Subsequent Transfer (other than, in the case of an Energy Investment, filings, if any, under the HSR Act and applicable securities laws and the expiration of any applicable waiting period imposed thereby and Governmental Approvals necessary or required under FERC regulations of general applicability).

                  "FREELY TRANSFERRED" means, with respect to any Transaction Asset, the transfer of such Transaction Asset to a Sponsor Subsidiary, Lipizzan, Noric or Noric LP, as the case may be, did not:

                  (a) conflict with the Organizational Documents of a Sponsor Subsidiary, Lipizzan, Noric or Noric LP, as the case may be, that owns such Transaction Asset or, in the case of an Energy Investment, the issuer of such Energy Investment, the applicable Intermediate Holders, if any, or the applicable Underlying Business;

                  (b) constitute a violation of, or a default under, the applicable E&P Participation Agreement or Production Payment Agreement or, in the case of an Energy Investment, any Material Agreement related to such Energy Investment, the applicable Intermediate Holder, if any, or the applicable Underlying Business (other than any Material Agreement as to which waivers or consents have been obtained);

                  (c) under the applicable E&P Participation Agreement or Production Payment Agreement or, in the case of any Energy Investment, any Material Agreement, cause the creation of, or result in, or cause such Transaction Asset to be subject to, any Transfer Restriction, Payment Restriction or Rights Restriction;

                  (d)      contravene any provisions of any Applicable Law;

                  (e) under any Applicable Law, cause the creation of, or result in or cause such Transaction Asset to be subject to, any Transfer Restriction, Payment Restriction or Rights Restriction (other than, in the case of an Energy Investment, under applicable securities laws and FERC regulations of general applicability); or

                  (f) require any Governmental Approval that has not been obtained and is not in full force and effect, to authorize or consummate such transfer.

                  "FUNDING RATE" means either of the following rates, as applicable:

                  (I) with respect to any Interest Period and any payment made on the Payment Date immediately following the end of such Interest Period, a per annum rate equal to the product of (a) the quotient obtained by dividing 360 by the actual number of days in such Interest Period times (b) the quotient obtained by dividing (i) the sum of (A) the Notified Amount for such Interest Period and (B) the Equity Amount for such Interest Period by (ii) an amount equal to the aggregate outstanding principal amount of the Advances as of such Payment Date (prior to giving effect to any prepayment of principal on such Payment Date); and


El Paso Definitions Agreement

         (II) with respect to any payment of interest that accompanies a payment of principal that is made on a date other than a Payment Date, a per annum rate equal to the product of (a) the quotient obtained by dividing 360 by the actual number of days from the first day of the Interest Period in which such payment is made to the date of such payment times (b) the quotient obtained by dividing
(i) the sum of (A) the Notified Amount for such portion of such Interest Period and (B) the Equity Amount for such portion of such Interest Period by (ii) an amount equal to the aggregate outstanding principal amount of Advances being paid on such date; provided that if the aggregate outstanding principal amount of Advances would be greater than or equal to $30,000,000 after giving effect to any payment contemplated by this clause (II), then the Equity Amount shall be deemed to be $0 for purposes of clause (II)(b)(B) of this definition; provided further that (and, without limiting Section 2.05(b)(vii) of the Sponsor Subsidiary Credit Agreement), if the aggregate outstanding amount of Advances would be less than $30,000,000 after giving effect to any payment contemplated by this clause (II), then (x) the Equity Amount for purposes of clause
(II)(b)(A) shall be calculated based on the difference between the then Mustang Unrecovered Capital (prior to giving effect to such payment) and the remaining aggregate outstanding amount of Advances after giving effect to any payment contemplated by this clause (II) and (y) unless the aggregate amount of Advances after giving effect to any payment contemplated by this clause (II) would be $0 the Fee and Expense Amount would be deemed to be $0 for purposes of clause
(II)(b)(B) of this definition.

         "GAAP" means United States generally accepted accounting principles as in effect from time to time.

         "GOVERNMENTAL APPROVAL" means any order, directive, decree, permit, concession, grant, franchise, license, consent, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws.

         "GOVERNMENTAL AUTHORITY" means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government; provided that, with respect to any issuer of an Energy Investment, any Intermediate Holder or any Underlying Business, such Governmental Authorities shall be limited to the jurisdictions in which such Person is organized or operates.

         "GROSS ASSET VALUE" means, with respect to any asset, the asset's Adjusted Basis, except as follows:

         (a) The Gross Asset Values of all Clydesdale Property shall be adjusted to equal their respective Mark-to-Market Values on the occurrence of each Mark-to-Market Event; and

         (b) The Gross Asset Value of any Clydesdale Property Distributed to any Clydesdale Partner shall be the Mark-to-Market Value of such asset on the date of such Distribution.


El Paso Definitions Agreement

         "GROSS CASH PROCEEDS" means, with respect to any Disposition of any Transaction Asset by Noric, Noric LP or a Sponsor Subsidiary (as the case may be) or the Disposition of all or substantially all of the assets of, or Equity Interests in, any Intermediate Holder or Underlying Business, the aggregate amount (without reduction by reason of the fact that some of such proceeds may be received after the time of such Disposition) of cash received or to be received from time to time (whether as initial consideration or deferred consideration) by or on behalf of Noric, Noric LP, such Sponsor Subsidiary, Intermediate Holder or Underlying Business (as applicable) in connection with such transaction.

         "GROSS INCOME" means all items of gross income and gain that are realized by Clydesdale.

         "GROSS-UP RATE" for any Interest Period (or portion thereof) means the rate per annum equal to the product of (a) the quotient obtained by dividing (i) the sum of all Additional Financing Costs claimed during such Interest Period (or portion thereof) by (ii) the outstanding principal amount of the Advances outstanding on the date of determination and (b) the quotient obtained by dividing (i) 30 by (ii) 970.

         "GUARANTY", "GUARANTEED" and "GUARANTEEING" each means any act by which any Person assumes, guarantees, endorses or otherwise incurs direct or contingent liability in connection with, or agrees to purchase or otherwise acquire or otherwise assures a creditor against loss in respect of, any Debt or Project Financing of any Person other than El Paso or any of its consolidated Subsidiaries (excluding (a) any liability by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (b) any liability in connection with obligations of El Paso or any of its consolidated Subsidiaries, including obligations under any conditional sales agreement, equipment trust financing or equipment lease and
(c) any such act in connection with a Project Financing that either (i) guarantees to the provider of such Project Financing or any other Person performance of the acquisition, improvement, installation, design, engineering, construction, development, completion, maintenance or operation of, or otherwise affects any such act in respect of, all or any portion of the project that is financed by such Project Financing or performance by a Project Financing Subsidiary of certain obligations to Persons other than the provider of such Project Financing, except during any period, and then only to the extent, that such guaranty is a guaranty of payment of such Project Financing (other than a guaranty of payment of the type referred to in subclause (ii) below) or (ii) is contingent upon, or the obligation to pay or perform under which is contingent upon, the occurrence of any event other than or in addition to the passage of time or any Project Financing becoming due (any such act referred to in this clause (c) being a "CONTINGENT GUARANTY")).

         "HAZARDOUS MATERIALS" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature, in each case above to the extent regulated pursuant to any Environmental Law.


El Paso Definitions Agreement

         "HEDGE AGREEMENTS" means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts, commodity swap and forward agreements and other similar agreements.

         "HYDROCARBON INTEREST" means all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, operating rights, net profit interests, production payment interests and other similar types of interests, including any reserved or residual interest of whatever nature.

         "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         "INCIPIENT EVENT" means any event that, with notice or lapse of time, or both, would constitute a Termination Event, Notice Event, Liquidating Event or Event of Default.

         "INDEBTEDNESS" of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than any portion of any trade payable obligation that shall not have remained unpaid for 91 days or more from the later of (i) the original due date of such portion and
(ii) the customary payment date in the industry and relevant market for such portion), (c) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (whether or not the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capitalized Leases, (f) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any partnership or member or other equity interests of such Person, (h) the net amount of all financial obligations of such Person in respect of Hedge Agreements, (i) the net amount of all other financial obligations of such Person under any contract or other agreement to which such Person is a party, (j) all Indebtedness of other Persons of the type described in clauses (a) through (i) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss, and (k) all Indebtedness of the type described in clauses (a) through (j) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for payment of such Indebtedness.

         "INDEMNIFIED AMOUNT" when used:


El Paso Definitions Agreement

         (a)      in the El Paso Agreement, shall have the meaning set forth in
    Section 3.2 of the El Paso Agreement;

         (b) in the Clydesdale Partnership Agreement, shall have the meaning set forth in Section 13.1 of the Clydesdale Partnership Agreement;

         (c) in the Sponsor Subsidiary Credit Agreement, shall have the meaning set forth in Section 10.01 of the Sponsor Subsidiary Credit Agreement;

         (d) in the Noric Company Agreement, shall have the meaning set forth in Section 13.1 of the Noric Company Agreement;

         (e) in the Noric LP Partnership Agreement, shall have the meaning set forth in Section 12.1 of the Noric LP Partnership Agreement; and

         (f) in the Lipizzan Partnership Agreement, shall have the meaning set forth in Section 12.1 of the Lipizzan Partnership Agreement.

         "INDEMNIFIED PERSON" means (without duplication):

         (a) as used in Section 13.1 and Section 13.2 of the Clydesdale Partnership Agreement and Section 13.5, Section 13.6, Section 13.7 and
    Section 14.2 of the Clydesdale Partnership Agreement (as such Sections relate to the indemnities under Section 13.1 or Section 13.2 of the Clydesdale Partnership Agreement), Mustang, the Sponsor Subsidiary Collateral Agent, the Mustang Collateral Agent, the Mustang Administrative Agent, each Mustang Lender, each Mustang Purchaser, the Administrator, the Clydesdale Custodian, each other Mustang Indemnified Party, any Appraiser, each holder of an interest in any part of the Advances and any successor and permitted assignee of any such Person (whether pursuant to an assignment for security or otherwise) and the direct and indirect members, partners, shareholders and other equity or residual interest holders of any of the foregoing, and each of the respective directors, officers, trustees, managers, employees, administrators and agents of any of the foregoing;

         (b) as used in Section 13.3 of the Clydesdale Partnership Agreement and Section 13.5, Section 13.6, Section 13.7 and Section 14.2 of the Clydesdale Partnership Agreement (as such Sections relate to the indemnities under Section 13.3 of the Clydesdale Partnership Agreement), the Clydesdale Liquidator and each Sales Agent and their respective officers, directors, agents or employees;

         (c) as used in the Sponsor Subsidiary Credit Agreement, Mustang, the Sponsor Subsidiary Collateral Agent, the Mustang Collateral Agent, the Mustang Administrative Agent, each Mustang Lender, each Mustang Purchaser, the Administrator, the Clydesdale Custodian, each other Mustang Indemnified Party, any Appraiser, each holder of an interest in any part of the Advances and any successor and permitted assignee of any such Person (whether pursuant to an assignment for security or otherwise), and the direct and indirect members, partners, shareholders, and other equity or residual interest holders of any of the foregoing, and each of the respective directors,


El Paso Definitions Agreement
    officers, trustees, managers, employees, administrators and agents of any of the foregoing;

         (d) as used in Section 13.1 and Section 13.3 of the Noric Company Agreement and Section 13.5, Section 13.6, Section 13.7 and Section 14.2 of the Noric Company Agreement (as such Sections relate to the indemnities under Section 13.1 and Section 13.3 of the Noric Company Agreement), Mustang, the Sponsor Subsidiary Collateral Agent, the Mustang Collateral Agent, the Mustang Administrative Agent, each Mustang Lender, each Mustang Purchaser, the Administrator, the Clydesdale Custodian, each other Mustang Indemnified Party, any Appraiser, each holder of an interest in any part of the Advances and any successor and permitted assignee of any such Person (whether pursuant to an assignment for security or otherwise) and the direct and indirect members, partners, shareholders and other equity or residual interest holders of any of the foregoing and each of the respective directors, officer, trustees, mangers, employees, administration and agents of any of the foregoing;

         (e)      as used in Section 13.3 of the Noric Company Agreement, and
    Section 13.5, Section 13.6, Section 13.7 and Section 14.2 of the Noric Company Agreement, (as such Sections relate to the indemnities under Section
    13.3 of the Noric Company Agreement), the Noric Liquidator and each Sales Agent and their respective officers, directors, agents or employees;

         (f) as used in Section 11.1 and Section 11.2 of the Palomino Company Agreement and Section 11.5, Section 11.6, Section 11.7 and Section
    12.2 of the Palomino Company Agreement (as such Sections relate to the indemnities under Section 11.1 and Section 11.2 of the Palomino Company Agreement), Noric, Mustang, the Sponsor Subsidiary Collateral Agent, the Mustang Collateral Agent, the Mustang Administrative Agent, each Mustang Lender, each Mustang Purchaser, the Administrator, the Clydesdale Custodian, each other Mustang Indemnified Party, any Appraiser, each holder of an interest in any part of the Advances and any successor and permitted assignee of any such Person (whether pursuant to an assignment for security or otherwise) and the direct and indirect members, partners, shareholders and other equity or residual interest holders of any of the foregoing and each of the respective directors, officer, trustees, mangers, employees, administration and agents of any of the foregoing;

         (g)      as used in Section 11.3 of the Palomino Company Agreement and
    Section 11.5, Section 11.6, Section 11.7 and Section 12.2 of the Palomino Company Agreement (as such Sections relate to the indemnities under Section
    11.3 of the Palomino Company Agreement), the Palomino Liquidator and each Sales Agent and their respective officers, directors, agents or employees;

         (h) as used in Section 11.1 and Section 11.2 of the Paso Fino Company Agreement and Section 11.5, Section 11.6, Section 11.7 and Section
    12.2 of the Paso Fino Company Agreement (as such Sections relate to the indemnities under Section 11.1 and Section 11.2 of the Paso Fino Company Agreement), Noric, Mustang, the Sponsor Subsidiary Collateral Agent, the Mustang Collateral Agent, the Mustang Administrative Agent, each Mustang Lender, each Mustang Purchaser, the Administrator, the Clydesdale


El Paso Definitions Agreement

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

    Custodian, any Appraiser, each other Mustang Indemnified Party, any Appraiser, each holder of an interest in any part of the Advances and any successor and permitted assignee of any such Person (whether pursuant to an assignment for security or otherwise) and the direct and indirect members, partners, shareholders and other equity or residual interest holders of any of the foregoing and each of the respective directors, officer, trustees, mangers, employees, administration and agents of any of the foregoing;

         (i)      as used in Section 11.3 of the Paso Fino Company Agreement and
    Section 11.5, Section 11.6, Section 11.7 and Section 12.2 of the Paso Fino Company Agreement (as such Sections relate to the indemnities under Section
    11.3 of the Paso Fino Company Agreement), the Paso Fino Liquidator and each Sales Agent and their respective officers, directors, agents or employees;

         (j) as used in Section 12.1 and Section 12.2 of the Noric LP Partnership Agreement and Section 12.5, Section 12.6, Section 12.7 and
    Section 13.2 of the Noric LP Partnership Agreement (as such Sections relate to the indemnities under Section 12.1 and Section 12.2 of the Noric LP Partnership Agreement), Palomino, Paso Fino, Noric, Clydesdale, Mustang, the Sponsor Subsidiary Collateral Agent, the Mustang Collateral Agent, the Mustang Administrative Agent, each Mustang Lender, each Mustang Purchaser, the Administrator, the Clydesdale Custodian, any Appraiser, each other Mustang Indemnified Party, any Appraiser, each holder of an interest in any part of the Advances and any successor and permitted assignee of any such Person (whether pursuant to an assignment for security or otherwise) and the direct and indirect members, partners, shareholders and other equity or residual interest holders of any of the foregoing and each of the respective directors, officer, trustees, mangers, employees, administration and agents of any of the foregoing;

         (k) as used in Section 12.3 of the Noric LP Partnership Agreement and Section 12.5, Section 12.6, Section 12.7 and Section 13.2 of the Noric LP Partnership Agreement (as such Sections relate to the indemnities under Section 12.3 of the Noric LP Partnership Agreement), the Noric LP Liquidator and each Sales Agent and their respective officers, directors, agents or employees;

         (l) as used in Section 11.1 and Section 11.2 of the Lusitano Company Agreement and Section 11.5, Section 11.6, Section 11.7 and Section
    12.2 of the Lusitano Company Agreement (as such Sections relate to the indemnities under Section 11.1 and Section 11.2 of the Lusitano Company Agreement), Clydesdale, Mustang, the Sponsor Subsidiary Collateral Agent, the Mustang Collateral Agent, the Mustang Administrative Agent, each Mustang Lender, each Mustang Purchaser, the Administrator, the Clydesdale Custodian, any Appraiser, each other Mustang Indemnified Party, any Appraiser, each holder of an interest in any part of the Advances and any successor and permitted assignee of any such Person (whether pursuant to an assignment for security or otherwise) and the direct and indirect members, partners, shareholders and other equity or residual interest holders of any of the foregoing and each of the respective directors, officer, trustees, mangers, employees, administration and agents of any of the foregoing;


El Paso Definitions Agreement

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

         (m)      as used in Section 11.3 of the Lusitano Company Agreement and
    Section 11.5, Section 11.6, Section 11.7 and Section 12.2 of the Lusitano Company Agreement (as such Sections relate to the indemnities under Section
    11.3 of the Lusitano Company Agreement), the Lusitano Liquidator and each Sales Agent and their respective officers, directors, agents or employees;

         (n) as used in Section 12.1 and Section 12.2 of the Lipizzan Partnership Agreement and Section 12.5, Section 12.6, Section 12.7 and
    Section 13.2 of the Lipizzan Partnership Agreement (as such Sections relate to the indemnities under Section 12.1 and Section 12.2 of the Lipizzan Partnership Agreement), Lusitano, Clydesdale, Mustang, the Sponsor Subsidiary Collateral Agent, the Mustang Collateral Agent, the Mustang Administrative Agent, each Mustang Lender, each Mustang Purchaser, the Administrator, the Clydesdale Custodian, any Appraiser, each other Mustang Indemnified Party, any Appraiser, each holder of an interest in any part of the Advances and any successor and permitted assignee of any such Person (whether pursuant to an assignment for security or otherwise) and the direct and indirect members, partners, shareholders and other equity or residual interest holders of any of the foregoing and each of the respective directors, officer, trustees, mangers, employees, administration and agents of any of the foregoing; and

         (o) as used in Section 12.3 of the Lipizzan Partnership Agreement and Section 12.5, Section 12.6, Section 12.7 and Section 13.2 of the Lipizzan Partnership Agreement (as such Sections relate to the indemnities under Section 12.3 of the Lipizzan Partnership Agreement), the Lipizzan Liquidator and each Sales Agent and their respective officers, directors, agents or employees.

         "INDEMNIFIED PROCEEDING" (a) as used in the Clydesdale Partnership Agreement, has the meaning set forth in Section 13.7 of the Clydesdale Partnership Agreement, (b) as used in the Sponsor Subsidiary Credit Agreement, has the meaning set forth in Section 10.05 of the Sponsor Subsidiary Credit Agreement, (c) as used in the Noric Company Agreement, has the meaning set forth in Section 13.7 of the Noric Company Agreement, (d) as used in the Noric LP Partnership Agreement, has the meaning set forth in Section 12.7 of the Noric LP Partnership Agreement and (e) as used in the Lipizzan Partnership Agreement, has the meaning set forth in Section 12.7 of the Lipizzan Partnership Agreement.

         "INDEMNIFIED TAXES" means Taxes other than Excluded Taxes.

         "INDEMNITOR" (a) as used in the Clydesdale Partnership Agreement, has the meaning set forth in Section 13.1 of the Clydesdale Partnership Agreement,
(b) as used in the Noric Company Agreement, has the meaning set forth in Section
13.1 of the Noric Company Agreement, (c) as used in the Noric LP Partnership Agreement, has the meaning set forth in Section 12.1 of the Noric LP Partnership Agreement and (d) as used in the Lipizzan Partnership Agreement, has the meaning set forth in Section 12.1 of the Lipizzan Partnership Agreement.

         "INITIAL CLYDESDALE GENERAL PARTNER" means Appaloosa as the initial general partner of Clydesdale under the Original Clydesdale Partnership Agreement.


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

         "INITIAL CLYDESDALE LIMITED PARTNER" means Noric Holdings as the initial limited partner of Clydesdale under the Original Clydesdale Partnership Agreement.

         "INITIAL NORIC HOLDINGS I MEMBER" means EPPC, as the initial member of Noric Holdings I under the Original Noric Holdings I Company Agreement.

         "INITIAL NORIC HOLDINGS III MEMBER" means El Paso CNG, as the initial member of Noric Holdings III under the Original Noric Holdings III Company Agreement.

         "INITIAL NORIC HOLDINGS IV MEMBER" means El Paso Oil & Gas, as the initial member of Noric Holdings IV under the Original Noric Holdings IV Company Agreement.

         "INITIAL NORIC MEMBER" means Noric Holdings I as the initial member of Noric under the Original Noric Company Agreement.

         "INTERCREDITOR AGREEMENT" means the Intercreditor Agreement dated as April 16, 2003 (as amended, supplemented or otherwise modified from time to time), among JPMorgan Chase Bank, Mustang Investors, L.L.C., Citicorp North America, Inc., El Paso Corporation, El Paso Noric Investments I, L.L.C., El Paso Noric Investments III, L.L.C., El Paso Noric Investments IV, L.L.C and Wilmington Trust Company (solely in its capacity as Sponsor Subsidiary Collateral Agent).

         "INTEREST PERIOD", as used in the Sponsor Subsidiary Credit Agreement, means the period commencing on the Closing Date and ending on August 1, 2000, and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the next succeeding first Business Day of the next succeeding February, May, August or November, as the case may be, of each year; provided that, in the case of any Interest Period that commences before the Maturity Date or the Liquidation Start Date, as applicable, and would otherwise end on a date occurring after the Maturity Date or the Liquidation Start Date, as applicable, such Interest Period shall end on the Maturity Date or the Liquidation Start Date, as applicable, and the duration of each Interest Period that commences on or after the Maturity Date or the Liquidation Start Date, as applicable, shall be initially the period commencing on the Maturity Date or the Liquidation Start Date, as applicable, and ending on the first Business Day of the next succeeding February, May, August or November, as the case may be, and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the next succeeding first Business Day of February, May, August or November, as the case may be, of each year or of such other duration as shall be selected by Mustang in its sole discretion, but subject to the rights of the Mustang Collateral Agent in the Mustang Credit and Security Agreement.

         "INTERMEDIATE HOLDER" means with respect to an Energy Investment, the Business Entity that has issued the Equity Interests that comprise such Energy Investment, and each other Business Entity in which such Business Entity has directly or indirectly made or holds an Investment, excluding the Underlying Business relating to such Energy Investment. If, in relation to an Energy Investment, the Business Entity that has issued the applicable Equity Interests that comprise such Energy Investment is the Underlying Business relating to such


El Paso Definitions Agreement

Energy Investment, then there shall be no "Intermediate Holder" relating to such Energy Investment.

         "INVESTMENT" in any Person means any loan or advance to such Person, any purchase or other acquisition of any Equity Interest in or other securities of such Person, any capital contribution to such Person or any other investment in such Person, including any arrangement pursuant to which the Person making such investment incurs Indebtedness of the types referred to in clauses (j) and
(k) of the definition of "INDEBTEDNESS" in respect of such Person.

         "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended.

         "INVOLUNTARY BANKRUPTCY" has the meaning set forth in the definition of Bankruptcy.

         "LIBO RATE" means, for any Interest Period (or any portion thereof), an interest rate per annum equal to the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. dollars at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period for a period equal to such Interest Period (or portion thereof); provided that, if for any reason such rate is not available, the term "LIBO RATE" shall mean, for any Interest Period (or any portion thereof), the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page (or any other publicly available source of similar market data selected by Mustang) as the London interbank offered rate for deposits in U.S. dollars at approximately 11:00 A.M. (London time) two Business Days before the first day of such Interest Period for a period equal to such Interest Period (or portion thereof); provided if more than one rate is specified on Reuters Screen LIBO Page (or such other publicly available source), the applicable rate shall be the arithmetic mean of all such rates.

         "LIEN" means any mortgage, pledge, hypothecation, assignment for security, encumbrance, lien (statutory or other), security interest or other security device or arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any lease having substantially the same effect as any of the foregoing).

         "LIPIZZAN" means Lipizzan Holding, L.P., a Delaware limited partnership.

         "LIPIZZAN EXPENSES" means, without duplication, all interests, costs, expenses, indemnities, fees (including reasonable attorneys' and accountants' fees), Disposition Costs, Taxes and other payment obligations incurred or owing by Lipizzan (excluding any liquidating distributions).

         "LIPIZZAN GENERAL PARTNER" means any Person that is a holder of a Lipizzan General Partnership Interest.

         "LIPIZZAN GENERAL PARTNERSHIP INTEREST" means any interest in Lipizzan described in Section 3.2(a) of the Lipizzan Partnership Agreement.


El Paso Definitions Agreement

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

         "LIPIZZAN LIMITED PARTNER" means any Person that is a holder of a Lipizzan Limited Partnership Interest.

         "LIPIZZAN LIMITED PARTNERSHIP INTEREST" means any interest in the Lipizzan described in Section 3.2(b) of the Lipizzan Partnership Agreement.

         "LIPIZZAN LIQUIDATOR" has the meaning set forth in Section 11 of the Lipizzan Partnership Agreement.

         "LIPIZZAN PARTNER" means a Lipizzan General Partner or a Lipizzan Limited Partner.

         "LIPIZZAN PARTNERSHIP AGREEMENT" means the Partnership Agreement of Lipizzan, originally dated as of July 11, 2002 and amended and restated as of July 19, 2002 and April 16, 2003, between Lusitano and Noric Holdings IV.

         "LIPIZZAN PARTNERSHIP INTEREST" means any Lipizzan General Partnership Interest or Lipizzan Limited Partnership Interest.

         "LIPIZZAN PROPERTY" means at any time all property owned at such time by Lipizzan, and shall include both tangible and intangible property.

         "LIQUIDATING EVENT" means a Related Companies Liquidating Event or a Sponsor Subsidiary Liquidating Event.

         "LIQUIDATION INDEMNITY" means each of the following:

         (a) the Liquidation Indemnity Agreement (Noric), dated as of May 9, 2000, made by the Noric Class A Member in favor of the beneficiaries named therein;

         (b) the Liquidation Indemnity Agreement (Palomino), dated as of December 15, 2000, made by the Palomino Member in favor of the beneficiaries named therein;

         (c) the Liquidation Indemnity Agreement (Paso Fino), dated as of December 15, 2000, made by the Paso Fino Member in favor of the beneficiaries named therein:

         (d) the Liquidation Indemnity Agreement (Noric LP), dated as of December 15, 2000, made by the Noric LP General Partner in favor of the beneficiaries named therein;

         (e) the Liquidation Indemnity Agreement (Noric Holdings), dated as of May 9, 2000, made by the Noric Holdings Class A Member (as defined in the Noric Holdings Company Agreement) in favor of the beneficiaries named therein;

         (f) the Liquidation Indemnity Agreement (Noric Holdings I), dated as of May 9, 2000 and amended and restated as of June 29, 2001, made by the Noric Holdings I Managing Member (as defined in the Noric Holdings I Company Agreement) in favor of the beneficiaries named therein;


El Paso Definitions Agreement

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

         (g) the Liquidation Indemnity Agreement (Noric Holdings IV), dated as of July 19, 2002, made by the Noric Holdings IV Managing Member (as defined in the Noric Holdings IV Company Agreement) in favor of the beneficiaries named therein;

         (h) the Liquidation Indemnity Agreement (Lusitano), dated as of July 19, 2002, made by the Lusitano Member in favor of the beneficiaries named therein:

         (i) the Liquidation Indemnity Agreement (Lipizzan), dated as of July 19, 2002, made by the Lipizzan General Partner in favor of the beneficiaries named therein; and

         (j) any other Liquidation Indemnity Agreement executed by a Sponsor Subsidiary Member pursuant to the Acquisition/Accession Procedures Schedule.

         "LIQUIDATION PERIOD" means (a) in relation to Clydesdale, the period commencing on the applicable Liquidation Start Date and ending on the date of the Disposition or collection of or realization upon all of the Clydesdale Property, (b) in relation to a Sponsor Subsidiary, the period commencing on the applicable Liquidation Start Date and ending on the date of Disposition or collection of or realization upon all of the Sponsor Subsidiary Property of such Sponsor Subsidiary, (c) in relation to Noric, the period commencing on the applicable Liquidation Start Date and ending on the date of Disposition or collection of or realization upon all of the Noric Property, (d) in relation to Palomino, the period commencing on the applicable Liquidation Start Date and ending on the date of Disposition or collection of or realization upon all of the Palomino Property, (e) in relation to Paso Fino, the period commencing on the applicable Liquidation Start Date and ending on the date of Disposition or collection of or realization upon all of the Paso Fino Property, (f) in relation to Noric LP, the period commencing on the applicable Liquidation Start Date and ending on the date of Disposition or collection of or realization upon all of the Noric LP Property, (g) in relation to Lusitano, the period commencing on the applicable Liquidation Start Date and ending on the date of Disposition or collection of or realization upon all of the Lusitano Property and (h) in relation to Lipizzan, the period commencing on the applicable Liquidation Start Date and ending on the date of Disposition or collection of or realization upon all of the Lipizzan Property.

         "LIQUIDATION START DATE" in relation to (a) Clydesdale, has the meaning set forth in Section 12.6 of the Clydesdale Partnership Agreement, (b) in relation to Noric Holdings, has the meaning set forth in Section 12.6 of the Sponsor Subsidiary Company Agreement of such Sponsor Subsidiary, (c) with respect to Noric Holdings I, has the meaning set forth in Section 11.4 of the Sponsor Subsidiary Company Agreement of such Sponsor Subsidiary, (d) with respect to Noric Holdings IV, has the meaning set forth in Section 12.6 of the Sponsor Subsidiary Company Agreement of such Sponsor Subsidiary and (e) with respect to Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP, means the occurrence of a Sponsor Subsidiary Termination Event.

         "LORD SECURITIES" means BSCS XXVII, Inc., a Delaware corporation.

         "LOSSES" has the meaning set forth in the definition of Profits and Losses.

         "LUSITANO" means Lusitano, L.L.C., a Delaware limited liability company.


El Paso Definitions Agreement

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

         "LUSITANO COMPANY AGREEMENT" means the company agreement of Lusitano, originally dated as of July 11, 2002 and amended and restated as of July 19, 2002 and April 16, 2003 by Noric Holdings IV.

         "LUSITANO EXPENSES" means, without duplication, all interests, costs, expenses, indemnities, fees (including reasonable attorneys' and accountants' fees), Disposition Costs, Taxes and other payment obligations incurred or owing by Lusitano (excluding any liquidating distributions).

         "LUSITANO LIQUIDATOR" has the meaning set forth in Section 10.4 of the Lusitano Company Agreement.

         "LUSITANO MEMBER" means any Person that is a holder of a Lusitano Membership Interest.

         "LUSITANO MEMBERSHIP INTEREST" means any interest in Lusitano pursuant to the Lusitano Company Agreement.

         "LUSITANO PROPERTY" means at any time all property owned at such time by Lusitano, and shall include both tangible and intangible property.

         "MAINTENANCE CAPITAL EXPENDITURES" means, for any Underlying Business for any period, the sum of, without duplication, (a) all cash expenditures made, directly or indirectly, by such Underlying Business or any of its subsidiaries during such period for maintenance or replacement of equipment, fixed assets, real property or improvements, that have been or should be, in accordance with GAAP, reflected as property, plant or equipment on a consolidated balance sheet of such Person plus (b) the aggregate principal of and interest on all Indebtedness (including Obligations under Capitalized Leases) payable during such period in connection with any such Indebtedness incurred in connection with such property, plant or equipment. For purposes of this definition, the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment or with insurance proceeds shall be included in Maintenance Capital Expenditures only to the extent of the gross amount of such purchase price less the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such proceeds, as the case may be.

         "MARGIN STOCK" means "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System of the United States, as in effect from time to time.

         "MARK-TO-MARKET EVENT" means the retirement in full of a Clydesdale Partnership Interest under the Clydesdale Partnership Agreement or the liquidation of Clydesdale within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) in connection with a Liquidating Event.

         "MARK-TO-MARKET SCHEDULE" means a schedule setting forth the Mark-to-Market Value for each of the following as individual line items: all Cash Equivalents and the Advances.

         "MARK-TO-MARKET VALUE" means the following as determined by the Clydesdale General Partner (in the case of Clydesdale Property):


El Paso Definitions Agreement

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

         (a) In respect of the Sponsor Subsidiary Subordinated Debt, the Mark-to-Market Value of the Sponsor Subsidiary Subordinated Debt at any other time shall be equal to the net amount receivable by Clydesdale in respect of the Sponsor Subsidiary Subordinated Debt;

         (b) the Mark-to-Market Value of any Cash Equivalent shall be equal to its face value less unamortized discount, if any, unless such Cash Equivalent is in default, in which case its Mark-to-Market Value shall be $0; and

         (c) the Mark-to-Market Value of any other Clydesdale Property shall be its fair market value at the time of determination.

         "MAY 9, 2000 CLYDESDALE PARTNERSHIP AGREEMENT" has the meaning set forth in Section 3.01 of the Sponsor Subsidiary Credit Agreement.

         "MATERIAL ADVERSE EFFECT", as used in:

         (a) the Lusitano Company Agreement, the Lipizzan Partnership Agreement, the Noric Company Agreement, the Palomino Company Agreement, the Paso Fino Company Agreement, the Noric LP Partnership Agreement, any Sponsor Subsidiary Company Agreement and the Sponsor Subsidiary Credit Documents (except as set forth in clause (c) below), means (i) a material adverse effect on (x) the financial condition or operations of El Paso and its Consolidated Subsidiaries on a Consolidated basis or (y) the financial condition of any of Noric Holdings, the other Sponsor Subsidiaries, Clydesdale (but only for the period of 90 days following the Fourth Restatement Date), Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP, (ii) a material adverse effect on the ability of any of El Paso, Noric Holdings, the other Sponsor Subsidiaries, Clydesdale (but only for the period of 90 days following the Fourth Restatement Date), Noric, Palomino, Paso Fino, Noric LP, Lusitano or Lipizzan to perform its obligations under any Operative Document to which it is a party, (iii) a material adverse effect on the rights or remedies of any Indemnified Person under any Operative Document, (iv) a material adverse effect on the rights or remedies of Mustang, the Sponsor Subsidiary Collateral Agent or the Mustang Collateral Agent under any Sponsor Subsidiary Credit Document or Assigned Agreement, (v) a material adverse effect on the rights, benefits, interest or remedies of any of Lipizzan, Noric, Noric LP or any Sponsor Subsidiary under or in respect of any E&P Participation Agreement or Production Payment Agreement to which it is a party, (vi) a material adverse effect on the ability of any Counterparty to any E&P Participation Agreement or any Production Payment Agreement to perform its obligations under any E&P Participation Agreement or Production Payment Agreement to which it is a party, (vii) a material adverse effect on the financial condition or operations of the issuer of any Energy Investment, and the related Intermediate Holder and Underlying Business, taken as a whole on a consolidated basis, (viii) a material adverse effect on the financial condition of any Counterparty to any E&P Participation Agreement or any Production Payment Agreement (other than any such Counterparty whose obligations are guaranteed by El Paso), (ix) a material adverse effect on the Noric Class B Membership Interest or the Noric Class A Membership Interest, (x) a material adverse effect on the Palomino Membership Interest, the Paso Fino Membership Interest,


El Paso Definitions Agreement

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

    the Noric LP Limited Partnership Interest or the Noric LP General Partnership Interest or (xi) a material adverse effect on the Lusitano Membership Interest, the Lipizzan Limited Partnership Interest or the Lipizzan General Partnership Interest;

         (b) the El Paso Agreement (or any other Operative Document to the extent such other agreement expressly adopts the use of this clause (b)), means a material adverse effect on the financial condition or operations of El Paso and its consolidated Subsidiaries on a consolidated basis; and

         (c) Sections 4.02 and 5.09 of the Sponsor Subsidiary Credit Agreement, means (i) a material adverse effect on the financial condition or operations of the issuer of any Energy Investment, and the related Intermediate Holder and Underlying Business, taken as a whole on a consolidated basis, (ii) a material adverse effect on the Noric Class B Membership Interest or the Noric Class A Membership Interest, (iii) a material adverse effect on the Palomino Membership Interest, the Paso Fino Membership Interest, the Noric LP General Partnership Interest or the Noric LP Limited Partnership Interest or (iv) a material adverse effect on the Lusitano Membership Interest, the Lipizzan Limited Partnership Interest or the Lipizzan General Partnership Interest.

         "MATERIAL AGREEMENT" means any agreement, covenant, indenture, lease, deed, instrument or other legal obligation (other than the Operative Documents) of or relating to each Energy Investment and any Intermediate Holder and the Underlying Business relating thereto, the violation, termination, acceleration, invalidity, or unenforceability of which could reasonably be likely to result in
(a) a material adverse effect on the ability of Clydesdale, Lusitano, Lipizzan, Noric, Palomino, Paso Fino, Noric LP or any Sponsor Subsidiary to perform its obligations under any Operative Document, (b) a material adverse effect on the financial condition or operations of such Intermediate Holder and such Underlying Business, taken as a whole on a consolidated basis, or (c) such Energy Investment not being Freely Transferable.

         "MATERIAL SUBSIDIARY" means any Subsidiary of El Paso (other than a Project Financing Subsidiary) that itself (on an unconsolidated, stand-alone basis) owns in excess of 10% of the consolidated net property, plant and equipment of El Paso and its Consolidated Subsidiaries.

         "MATURITY DATE" means February 7, 2005.

         "MAXIMUM CLAWBACK AMOUNT", in relation to an Energy Investment, means, at any time of determination:

         (a) where the Intermediate Holder or Underlying Business is a Controlled Business, the amount (if any) by which (i) the amount of retained earnings of such Controlled Business, as reported in the most recent balance sheet of such Controlled Business prior to the time of determination, is less than (ii) the sum of (A) the amount of retained earnings of such Controlled Business, as reported in the most recent balance sheet of such Controlled Business prior to the Acquisition/Accession Date of the Energy Investment relating to such Controlled Business plus (B) the amount of any gains from the Disposition of any property, plant and/or equipment (as defined under GAAP) of such


El Paso Definitions Agreement

    Controlled Business included in the amount of income of such Controlled Business for the period from the Acquisition/Accession Date of the Energy Investment relating to such Controlled Business through the time of determination, as reported in the accounts of such Controlled Business from time to time; and

         (b) where the Energy Investment is a Publicly Traded Investment, the amount (if any) by which (i) the amount of the aggregate cumulative Distributions received by the relevant Sponsor Subsidiary from the Underlying Business relating to such Publicly Traded Investment for the period from the Acquisition/Accession Date of such Publicly Traded Investment through the time of determination exceeds (ii) the aggregate cumulative net income accrued by such Sponsor Subsidiary in respect of such Publicly Traded Investment for the period from such Acquisition/Accession Date through the time of determination, provided that the aggregate Maximum Clawback Amount for all Energy Investments shall not exceed the aggregate amount of funds in the Sponsor Subsidiary Cash Reserve actually distributed pursuant to Section 7.04(a)(7) of the Sponsor Subsidiary Credit Agreement.

         "MOODY'S" means Moody's Investors Service, Inc. and any successor rating agency.

         "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which El Paso or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions and in respect of which El Paso or an ERISA Affiliate has any liability (contingent or otherwise), such plan being maintained pursuant to one or more collective bargaining agreements.

         "MULTIPLE EMPLOYER PLAN" means a single employer plan, as defined in
Section 4001(a)(15) of ERISA, which (a) is maintained for employees of El Paso or an ERISA Affiliate and at least one Person other than El Paso and its ERISA Affiliates or (b) was so maintained and in respect of which El Paso or an ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

         "MUSTANG" means Mustang Investors, L.L.C., a Delaware limited liability company.

         "MUSTANG ADMINISTRATION AGREEMENT" means the "ADMINISTRATION AGREEMENT" as such term is defined in the Mustang Credit and Security Agreement.

         "MUSTANG ADMINISTRATIVE AGENT" means the "ADMINISTRATIVE AGENT" as such term is defined in the Mustang Credit and Security Agreement.

         "MUSTANG COLLATERAL AGENT" means the "COLLATERAL AGENT" as such term is defined in the Mustang Credit and Security Agreement.

         "MUSTANG COMPANY AGREEMENT" means the Fourth Amended and Restated Company Agreement of Mustang Investors, L.L.C., originally dated as of May 8, 2000, and


El Paso Definitions Agreement
amended and restated as of May 9, 2000, December 15, 2000, July 19, 2002 and April 16, 2003, among Rio Grande Trust II, a Delaware statutory trust, Dongola, Inc., a Delaware corporation, Shetland, Lord Securities and Mustang.

         "MUSTANG CREDIT AND SECURITY AGREEMENT" means the $970,000,000 Amended and Restated Credit and Security Agreement dated as of April 16, 2003 among Mustang Investors, L.L.C., a Delaware limited liability company, as borrower, CXC, LLC (formerly known as CXC Incorporated), a Delaware limited liability company, the banks, financial institutions and other lenders listed on the signature pages thereof and Citicorp North America, Inc., a Delaware corporation, as agent, as administrative agent and as collateral agent thereunder, as the same may be amended, supplemented or otherwise modified from time to time.

         "MUSTANG DEBT COLLECTION DATE" means the "DEBT COLLECTION DATE" as such term is defined in the Mustang Credit and Security Agreement.

         "MUSTANG INDEMNIFIED PARTIES" means the "INDEMNIFIED PARTIES" as such term is defined in the Mustang Credit and Security Agreement.

         "MUSTANG LENDER" means a "LENDER" as such term is defined in the Mustang Credit and Security Agreement.

         "MUSTANG LIQUIDATION AMOUNT" means "LIQUIDATION AMOUNT" as such term is defined in the Mustang Credit and Security Agreement.

         "MUSTANG LOAN DOCUMENTS" means the "LOAN DOCUMENTS" as such term is defined in the Mustang Credit and Security Agreement.

         "MUSTANG MANAGING MEMBER" means a "MANAGING MEMBER" as such term is defined in the Mustang Credit and Security Agreement.

         "MUSTANG PURCHASER" means a "PURCHASER" as such term is defined in the Mustang Credit and Security Agreement.

         "MUSTANG UNRECOVERED CAPITAL" means the "UNRECOVERED CAPITAL", as such term is defined in the Mustang Company Agreement, of the Members of Mustang.

         "NET CASH PROCEEDS" means, with respect to any Disposition of any Transaction Asset by Noric, Noric LP or a Sponsor Subsidiary or the Disposition of all or substantially all of the assets of, or Equity Interests in, any Intermediate Holder or Underlying Business or any Disposition described in Sections 5.09(d)(C) and (D) and 5.05(a)(C) and (D) of the Sponsor Subsidiary Credit Agreement, the Gross Cash Proceeds with respect to such Disposition after deducting therefrom (without duplication) (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions and (b) the amount of Taxes payable in connection with or as a result of such transaction, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid or payable or an obligation to pay which has been incurred or, in the case of Taxes, that are estimated by El Paso to be payable to a Person that is not El Paso or an Affiliate of El Paso and are properly attributable to such transaction.


El Paso Definitions Agreement

         "NET WORTH" means as to any Person, as of any date of determination, the sum of (a) the consolidated common and preferred stockholders' equity of such Person and its consolidated Subsidiaries, plus (b) the cumulative amount by which stockholders' equity of such Person shall have been reduced by reason of non-cash write downs of long-term assets from and after the Effective Date (as defined in the El Paso New Revolving Facility), plus (c) in the case of El Paso, those items included as "preferred interests of consolidated subsidiaries" (or analogous line item) as listed on the consolidated balance sheet of El Paso as of December 31, 2002 and regardless of any change thereafter in accounting treatment thereof, plus (d) in the case of El Paso, those items included as "minority interests of consolidated subsidiaries" (or analogous line item) as listed on the consolidated balance sheet of El Paso as of December 31, 2002 and regardless of any change thereafter in accounting treatment thereof, so long as the terms and conditions of any financing associated with any such items referred to in clause (c) or (d) above (or successive extensions or refinancings thereof) are not amended so as to become more restrictive to El Paso or its Subsidiaries than the terms and conditions of the Operative Documents, and minus
(e) accumulated other comprehensive income (loss) (or analogous line item).

         "NON-PRINCIPAL PROPERTY" of a Controlled Business, means the following property of that Controlled Business:

         (a)      motor vehicles, aircraft and watercraft;

         (b)      computer hardware and software;

         (c)      buildings and office space and fixtures thereon;

         (d)      office furniture and equipment; and

         (e) trademarks, trade names, trade styles, trade secrets, service marks, logos, copyrights, patents, and patent applications.

         "NORIC" means Noric, L.L.C., a Delaware limited liability company.

         "NORIC CLASS A MEMBER" means any Person that is the holder of a Noric Class A Membership Interest.

         "NORIC CLASS A MEMBERSHIP INTEREST" means any interest in Noric described in Section 3.2(a) of the Noric Company Agreement.

         "NORIC CLASS B MEMBER" means any Person that is the holder of a Noric Class B Membership Interest.

         "NORIC CLASS B MEMBERSHIP INTEREST" means any interest in Noric described in Section 3.2(b) of the Noric Company Agreement.

         "NORIC CLASS C MEMBER" means any Person that is the holder of a Noric Class C Membership Interest.


El Paso Definitions Agreement

         "NORIC CLASS C MEMBERSHIP INTEREST" means any interest in Noric described in Section 3.2(c) of the Noric Company Agreement.

         "NORIC COMPANY AGREEMENT" means the Fourth Amended and Restated Company Agreement of Noric, originally dated as of April 28, 2000 and amended and restated as of May 9, 2000, December 15, 2000, July 19, 2002 and April 16, 2003 among Clydesdale (as the withdrawing Noric Class B Member), Noric Holdings I, Lord Securities and Noric.

         "NORIC EXPENSES" means, without duplication, all interest, costs, expenses, indemnities, fees (including reasonable attorneys' and accountants' fees), Disposition Costs, Taxes and other payment obligations incurred or owing by Noric (excluding any liquidating distributions).

         "NORIC GROUP MEMBER" means each of Noric, Palomino, Paso Fino and Noric LP.

         "NORIC HOLDINGS" means Noric Holdings, L.L.C., a Delaware limited liability company.

         "NORIC HOLDINGS COMPANY AGREEMENT" means the amended and restated limited liability company agreement of Noric Holdings, originally dated as of April 28, 2000 and amended and restated as of May 9, 2000, July 19, 2002 and April 16, 2003, made by Shetland and Lord Securities.

         "NORIC HOLDINGS I" means Noric Holdings I, L.L.C., a Delaware limited liability company.

         "NORIC HOLDINGS I CASH RESERVE" has the meaning set forth in Preliminary Statement G of the Sponsor Subsidiary Security Agreement.

         "NORIC HOLDINGS I COMPANY AGREEMENT" means the amended and restated limited liability company agreement of Noric Holdings I, originally dated as of April 28, 2000 and amended and restated as of May 9, 2000, June 29, 2001, December 31, 2001, July 19, 2002 and April 16, 2003, made by EPPC, El Paso Production Oil & Gas USA, El Paso Oil & Gas Resources, El Paso Raton, L.L.C. (each as a withdrawing Noric Holdings I Class A Member), El Paso Production Oil & Gas Company, Lord Securities and El Paso Noric Investments I, L.L.C.

         "NORIC HOLDINGS I REQUIRED CASH RESERVE BALANCE" has the meaning set forth in Section 5.04(c)(i) of the Sponsor Subsidiary Credit Agreement.

         "NORIC HOLDINGS III" means Noric Holdings III, L.L.C., a Delaware limited liability company.

         "NORIC HOLDINGS III DEPOSIT ACCOUNT" has the meaning set forth in Preliminary Statement F of the Sponsor Subsidiary Security Agreement.

         "NORIC HOLDINGS III COMPANY AGREEMENT" means the amended and restated limited liability company agreement of Noric Holdings III, originally dated as of June 25, 2001


El Paso Definitions Agreement
and amended and restated as of June 29, 2001, July 19, 2002 and April 16, 2003, made by El Paso CNG Company (as the withdrawing Noric Holdings III Class A Member), Lord Securities and El Paso Noric Investments, III, L.L.C.

         "NORIC HOLDINGS IV" means Noric Holdings IV, L.L.C., a Delaware limited liability company.

         "NORIC HOLDINGS IV CASH RESERVE" has the meaning set forth in Preliminary Statement H of the Sponsor Subsidiary Security Agreement.

         "NORIC HOLDINGS IV COMPANY AGREEMENT" means the amended and restated limited liability company agreement of Noric Holdings IV, originally dated as of July 11, 2002 and amended and restated as of July 19, 2002 and April 16, 2003, made by El Paso Oil & Gas Resources, El Paso Production Oil & Gas USA (each as a withdrawing Noric Holdings IV Class A Member), El Paso Noric Investments IV, L.L.C. and Lord Securities.

         "NORIC HOLDINGS IV REQUIRED ACTIONS" means:

         (a) the delivery of all notices, certificates and other documents, the making of all determinations (including discretionary determinations), and the taking of all discretionary and mandatory actions (including the giving of any consent, waiver or approval or the making of any request or the demanding of specific performance), in each case to be delivered, made or taken by Noric Holdings IV under the Operative Documents, and the exercise of all other rights and remedies of Lusitano or Lipizzan, as the case may be, under the Operative Documents (other than the exercise of Lipizzan's rights under the Engage Letter), including:

                  (i) making demand, or enforcing any right or remedy, under each El Paso Demand Loan and Production Payment Agreement and the El Paso Guaranty in accordance with the terms thereof; and

                  (ii) after the occurrence of a Liquidating Event, taking all actions reasonably necessary or advisable to allow for an orderly liquidation of Lusitano and

Lipizzan, and

         (b) after the occurrence or during the continuance of an Event of Default, a Notice Event or a Termination Event, deliver to El Paso Production Oil & Gas USA and/or El Paso Oil & Gas Resources, the notice described in the Engage Letter.

         "NORIC HOLDINGS IV REQUIRED CASH RESERVE BALANCE" has the meaning set forth in Section 5.04(c)(ii) of the Sponsor Subsidiary Credit Agreement.

         "NORIC HOLDINGS IV REQUIRED CASH RESERVE INCREASE" means, for any Fiscal Quarter, an amount equal 2.5% of the portion of the E&P Borrowing Base attributable to the Production Payments as at the end of such Fiscal Quarter.


El Paso Definitions Agreement

         "NORIC INVESTMENTS I" means El Paso Noric Investments I, L.L.C., a Delaware limited liability company.

         "NORIC INVESTMENTS III" means El Paso Noric Investments III, L.L.C., a Delaware limited liability company.

         "NORIC INVESTMENTS IV" means El Paso Noric Investments IV, L.L.C., a Delaware limited liability company.

         "NORIC INVESTMENTS I COMPANY AGREEMENT" means the company agreement of Noric Investments I, dated as of April 16, 2003, made by El Paso Production Oil & Gas and El Paso Production Investments.

         "NORIC INVESTMENTS III COMPANY AGREEMENT" means the company agreement of Noric Investments III, dated as of April 16, 2003, made by El Paso CNG.

         "NORIC INVESTMENTS IV COMPANY AGREEMENT" means the company agreement of Noric Investments IV, dated as of April 16, 2003, made by El Paso Production Oil & Gas USA and El Paso Oil & Gas Resources.

         "NORIC LIQUIDATOR" has the meaning set forth in Section 12.4 of the Noric Company Agreement.

         "NORIC LP" means Noric, L.P., a Delaware limited partnership.

         "NORIC LP EXPENSES" means, without duplication, all interests, costs, expenses, indemnities, fees (including reasonable attorneys' and accountants' fees), Disposition Costs, Taxes and other payment obligations incurred or owing by Noric LP (excluding any liquidating distributions).

         "NORIC LP GENERAL PARTNER " means any Person that is a holder of a Noric LP General Partnership Interest.

         "NORIC LP GENERAL PARTNERSHIP INTEREST" means any interest in Noric LP described in Section 3.2(a) of the Noric LP Partnership Agreement.

         "NORIC LP LIMITED PARTNER " means any Person that is a holder of a Noric LP Limited Partnership Interest.

         "NORIC LP LIMITED PARTNERSHIP INTEREST" means any interest in the Noric LP described in Section 3.2(b) of the Noric LP Partnership Agreement.

         "NORIC LP LIQUIDATOR" has the meaning set forth in Section 11.4 of the Noric LP Partnership Agreement.

         "NORIC LP PARTNER" means a Noric LP General Partner or a Noric LP Limited Partner.


El Paso Definitions Agreement

         "NORIC LP PARTNERSHIP AGREEMENT" means the Third Amended and Restated Partnership Agreement of Noric LP, originally dated as of December 14, 2001 and amended and restated as of December 15, 2000, July 19, 2002 and April 16, 2003, among Noric LP, Palomino and Paso Fino.

         "NORIC LP PARTNERSHIP INTEREST" means any Noric LP General Partnership Interest or Noric LP Limited Partnership Interest.

         "NORIC LP PROPERTY" means at any time all property owned at such time by Noric LP, and shall include both tangible and intangible property.

         "NORIC MEMBER" means a Noric Class A Member or a Noric Class B Member.

         "NORIC MEMBERSHIP INTEREST" means any Noric Class A Membership Interest Noric Class B Membership Interest, or Noric Class C Membership Interest.

         "NORIC PROPERTY" means at any time all property owned at such time by Noric, and shall include both tangible and intangible property.

         "NORIC REQUIRED ACTIONS" means the delivery of all notices, certificates and other documents, the making of all determinations (including discretionary determinations), and the taking of all discretionary and mandatory actions (including the giving of any consent, waiver or approval or the making of any request), in each case to be delivered, made or taken by Noric under the Operative Documents, and the exercise of all other rights and remedies of Noric, Palomino, Paso Fino or Noric LP, as the case may be, under the Operative Documents, including:

         (a) making demand, or enforcing any right or remedy, under each El Paso Demand Loan and E&P Participation Agreement and the El Paso Guaranty in accordance with the terms thereof;

         (b) after the occurrence of a Liquidating Event, taking all actions reasonably necessary or advisable to allow for an orderly liquidation of Noric, Palomino, Paso Fino and Noric LP; and

         (c) after the occurrence of a Liquidating Event, making a request pursuant to Section 5.1 of any E&P Participation Agreement to which Noric or Noric LP is a party for the Counterparty under such E&P Participation Agreement to transfer all of its right, title and interest (if any) in and to all or any of the Conveyed Interests and the Material E&P Agreements (each as defined in such E&P Participation Agreement) the subject of such E&P Participation Agreement to Noric or Noric LP, as the case may be.

         "NOTICE AGREEMENT" means the Notice Agreement, originally dated as of December 15, 2000 as amended and restated as of July 19, 2002 and April 16, 2003 among El Paso, Noric Holdings, L.L.C., the Sponsor Subsidiaries, Mustang, Clydesdale and the other parties thereto.


El Paso Definitions Agreement

         "NOTIFIED AMOUNT" means, for any Interest Period (or any portion thereof), an amount, as notified by Mustang (or the Mustang Collateral Agent) to Noric Holdings, equal to the aggregate amount of interest payable by Mustang pursuant to the Loan Documents for such Interest Period (or portion thereof).

         "NOTICE EVENT" means the occurrence of any of the following events:

         (a)      [Intentionally omitted]

         (b) Noric shall fail or Noric Holdings I shall fail to cause any Noric Group Member:

                  (i) to make any payment or capital contribution required to be made by such Noric Group Member under the Noric Company Agreement, the Palomino Company Agreement, the Paso Fino Company Agreement or the Noric LP Partnership Agreement when due if such failure shall remain unremedied for five Business Days after such payment or contribution becomes due and payable under the Noric Company Agreement; or

                  (ii) in the case of Noric only, to perform or observe any term, covenant or agreement contained in Section 3.4, 4.8, 7.1(g), 7.1(h), 7.1(i), 7.2(a), 7.2(b), 7.2(c), 7.2(d) (other than Section
         7.2(d)(C)(4) (but only with respect to the failure of Noric Holdings I and Noric LP to deposit into the Noric Holdings I Cash Reserve an amount equal to the Net Cash Proceeds from any Disposition described in
         Section 7.2(d)(C)(4) in an aggregate amount greater than an amount equal to the difference (but not less than zero) of (x) $5,000,000 minus (y) the aggregate amount of Net Cash Proceeds from any Disposition described in Section 5.02(d)(C)(4) of the Sponsor Subsidiary Credit Agreement that the Sponsor Subsidiaries have failed to deposit in the Sponsor Subsidiary Cash Reserve plus the aggregate amount of the Disposition Value of the Relevant Assets from any Disposition described in Section 5.05(a)(F) of the Sponsor Subsidiary Credit Agreement that Noric Holdings IV and Lipizzan have failed to deposit in the Noric Holdings IV Cash Reserve, in excess of the then effective Adjusted Redetermination Threshold)), 7.2(e), 7.2(f), 7.2(h), 7.2(i), 7.2(l), 7.3(a)(ii), 7.3(b) (but, in each case, subject to any provisions relating to the cure of any Notice Event referred to therein) or 10.1 of the Noric Company Agreement or, in the case of Noric LP only, to perform or observe any term, covenant or agreement contained in Sections 3.7, 4.3, 4.5, 8.3 or Section 9.1 of the Noric LP Partnership Agreement; or

                  (iii) to perform or observe any term, covenant or agreement contained in Section 7.2 (other than as set forth in paragraph (ii) above and other than Section 7.2(n)), 7.3(a)(iv) or 7.3(a)(v) of the Noric Company Agreement and 4.6 of the Noric LP Partnership Agreement, if such failure shall remain unremedied for five Business Days after the occurrence thereof; or


El Paso Definitions Agreement

                  (iv) to perform or observe in any material respect any other term, covenant or agreement contained in the Noric Company Agreement (including Section 7.2(n) of the Noric Company Agreement, but only to the extent the obligations referred to in Section 7.2(n) of the Noric Company Agreement are not covered more specifically in any other Section or clause of the Noric Company Agreement referred to in paragraph (ii) or (iii) above) on its part to be performed or observed if such failure shall remain unremedied for 30 days following notice thereof by Mustang if such failure is reasonably curable; or

         (c) The Clydesdale General Partner has at any time during the 90 day period following the Fourth Restatement Date been grossly negligent or has engaged in willful misconduct in managing or otherwise conducting the business and affairs of Clydesdale; or

         (d) Noric Holdings I has been grossly negligent or has engaged in willful misconduct in managing or otherwise conducting the business and affairs of Noric (including in connection with Noric's role as the Palomino Member and the Paso Fino Member); or

         (e) Any of the Noric LP General Partner or the Noric LP Limited Partner has been grossly negligent or has engaged in willful misconduct in managing or otherwise conducting the business and affairs of Noric LP; or

         (f) A Sponsor Subsidiary Member has been grossly negligent or has been engaged in willful misconduct in managing or otherwise conducting the business and affairs of a Sponsor Subsidiary; or

         (g) Any Sponsor Subsidiary Member shall fail to make any capital contribution as required by the terms of the relevant Sponsor Subsidiary Company Agreement if such failure shall remain unremedied for five Business Days after such contribution becomes due and payable; or

         (h) Any Noric Member shall fail to make any Capital Contribution as required by the terms of the Noric Company Agreement if such failure shall remain unremedied for five Business Days after such contribution becomes due and payable; or

         (i) Any Noric LP Partner shall fail to make any Capital Contribution as required by the terms of the Noric LP Partnership Agreement if such failure shall remain unremedied for five Business Days after such contribution becomes due and payable; or

         (j)      [Intentionally Omitted].

         (k) The occurrence of any Event of Default under the Sponsor Subsidiary Credit Agreement; or

         (l) Noric Holdings IV shall fail to, or fail to cause, as the Lusitano Member, Lusitano to, or fail to cause Lusitano to cause, as the Lipizzan General Partner, Lipizzan to:

                  (i) make any payment or capital contribution required to be made by Noric Holdings IV or Lusitano under the Lusitano Company Agreement or the


El Paso Definitions Agreement

         Lipizzan Partnership Agreement when due if such failure shall remain unremedied for five Business Days after such payment or contribution becomes due and payable under the Lusitano Company Agreement or the Lipizzan Partnership Agreement; or

                  (ii) in the case of Lipizzan only, perform or observe any term, covenant or agreement contained in Section 3.7 or 9.1 of the Lipizzan Partnership Agreement and, in the case of Lusitano only, to perform or observe any term, covenant or agreement contained in Section
         8.1 of the Lusitano Company Agreement; or

                  (iii) perform or observe any term, covenant or agreement contained in Section 7.1(i), 7.1(j), 7.2(a), 7.2(b), 7.2(c), 7.2(d)
         (other than 7.2(d)(iii) (but only with respect to the failure of Noric Holdings IV and Lipizzan to deposit into the Noric Holdings IV Cash Reserve an amount equal to the Disposition Value of the Relevant Assets from any Disposition described in Section 7.2(d)(iii) in an aggregate amount greater than an amount equal to the difference (but not less than zero) of (x) $5,000,000 minus (y) the aggregate amount of Net Cash Proceeds from any Disposition described in Section 5.02(d)(C)(4) of the Sponsor Subsidiary Credit Agreement that the Sponsor Subsidiaries have failed to deposit in the Sponsor Subsidiary Cash Reserve plus the aggregate amount of Net Cash Proceeds from any Disposition described in
        Section 5.05(a)(D) of the Sponsor Subsidiary Credit Agreement that
         Noric LP and Noric Holdings I have failed to deposit in the Noric Holdings I Cash Reserve, in excess of the then effective Adjusted Redetermination Threshold)), 7.2(e), 7.2(f), 7.2(i), 7.2(j), 7.3(a)
         (ii), 7.3(b) (but, in each case, subject to any provisions relating to the cure of any Notice Event referred to therein) of the Noric Holdings IV Company Agreement; or

                  (iv) perform or observe any term, covenant or agreement contained in Section 7.2 (other than as set forth in paragraph (ii) above and other than Section 7.2(m)), 7.3(a)(iv) or 7.3(a)(v) of the Noric Holdings IV Company Agreement, if such failure shall remain unremedied for five Business Days after the occurrence thereof; or

                  (v) to perform or observe in any material respect any other term, covenant or agreement contained in the Noric Holdings IV Company Agreement (including Section 7.2(m) of the Noric Holdings IV Company Agreement, but only to the extent the obligations referred to in Section 7.2(m) of the Noric Holdings IV Company Agreement are not covered more specifically in any other Section or clause of the Noric Holdings IV Company Agreement referred to in paragraph (ii) or (iii) above) on its part to be performed or observed if such failure shall remain unremedied for 30 days following notice thereof by Mustang if such failure is reasonably curable; or


El Paso Definitions Agreement

                  (vi) Any of the Lipizzan General Partner or the Lipizzan Limited Partner has been grossly negligent or has engaged in willful misconduct in managing or otherwise conducting the business and affairs of Lipizzan; or

                  (vii) Any Lipizzan Partner shall fail to make any Capital Contribution as required by the terms of the Lipizzan Partnership Agreement if such failure shall remain unremedied for five Business Days after such contribution becomes due and payable.

         "NOVATION AGREEMENT" means each agreement under which Noric Holdings I or any other Subsidiary of El Paso assigns all of its right, title and interest in and to, and delegates all of its obligations under, each E&P Participation Agreement to Noric or Noric LP and each agreement under which Noric assigns all of its rights, title and interest in and to, and delegates all of its obligations under, each E&P Participation Agreement to Noric LP.

         "OBLIGATION" means, with respect to any Person, any obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding. Without limiting the generality of the foregoing, the Obligations of each Sponsor Subsidiary under the Sponsor Subsidiary Credit Documents include the joint and several obligations to (a) pay principal, interest, costs, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable under any Sponsor Subsidiary Credit Document and (b) reimburse any amount in respect of any of the foregoing that Mustang or the Mustang Collateral Agent, in its sole discretion, or the Sponsor Subsidiary Collateral Agent, at the direction of Mustang or the Mustang Collateral Agent, may elect to pay or advance on behalf of any Sponsor Subsidiary.

         "OIL AND GAS PROPERTIES" means the Hydrocarbon Interests; the properties now or hereafter pooled or unitized with such Hydrocarbon Interests; all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority having jurisdiction) which may affect all or any portion of such Hydrocarbon Interests; all operating agreements, contracts and other agreements which relate to any of such Hydrocarbon Interests or the production, sale, purchase, exchange or processing of hydrocarbons from or attributable to any such Hydrocarbon Interests; and all hydrocarbons in and under and which may be produced and saved or attributable to such Hydrocarbon Interests, the lands covered thereby and all rents, issues, profits, proceeds, products, revenues and other income from or attributable to such Hydrocarbon Interests.

         "OPERATING REPORT" means a periodic report, in the form attached as
Schedule 5.4(b) to the El Paso Agreement, on the business activity of the Energy Investments and E&P Assets, delivered pursuant to Section 5.4(b)(i) or (ii) of the El Paso Agreement.

         "OPERATIVE DOCUMENTS" means, collectively, the Definitions Agreement, Clydesdale Partnership Agreement (but only for the period of 90 days following the Fourth


El Paso Definitions Agreement

Restatement Date), the Lusitano Company Agreement, the Lipizzan Partnership Agreement, the Noric Company Agreement, the Palomino Company Agreement, the Paso Fino Company Agreement, the certificate of limited partnership of Clydesdale (but only for a period of 90 days following the Fourth Restatement Date), the Noric LP Partnership Agreement, the Mustang Company Agreement, the certificate of formation of Lusitano, the certificate of partnership of Lipizzan, the certificate of formation of Noric, the certificate of formation of Palomino, the certificate of formation of Paso Fino, the certificate of limited partnership of Noric LP, the Noric Holdings Company Agreement, each other Sponsor Subsidiary Company Agreement, the bylaws of Appaloosa, the certificate of formation of Noric Holdings, the certificate of formation of each other Sponsor Subsidiary, the certificate of incorporation of Appaloosa, the Clydesdale Custody Agreement (but only for the period of 90 days following the Fourth Restatement Date), the Notice Agreement, each Sponsor Subsidiary Credit Document, each El Paso Demand Note, each A-Loan Note, the El Paso Agreement, the Intercreditor Agreement, the Redemption, Withdrawal and Consent Agreement, the El Paso Guaranty, each El Paso Undertaking, each Liquidation Indemnity, each E&P Participation Agreement, each Novation Agreement, each Production Payment Agreement, each El Paso Hydrocarbon Sales Contract, the Sponsor Subsidiary Consent, the Administration Agreement, the Engage Letter, this Agreement and each Sponsor Subsidiary Subordinated Note.

         "ORGANIZATIONAL DOCUMENTS" means, with respect to any Person, any certificate of incorporation, charter, by-laws, memorandum of association, articles of association, partnership agreement, limited liability company agreement, certificate of limited partnership, certificate of formation, certificate of trust, trust agreement or other agreement or instrument under which such Person is formed or organized under Applicable Laws.

         "ORIGINAL ADVANCES" has the meaning set forth in Section 2.01(a) of the Sponsor Subsidiary Credit Agreement.

         "ORIGINAL CLYDESDALE PARTNERSHIP AGREEMENT" means the partnership agreement for Clydesdale, originally dated as of April 28, 2000 and amended and restated as of May 9, 2000, December 15, 2000, June 29, 2002 and July 19, 2002 made by Appaloosa as general partner and Noric Holdings as limited partner.

         "ORIGINAL NORIC COMPANY AGREEMENT" means the company agreement of Noric, dated as of April 28, 2000, made by Noric Holdings I.

         "ORIGINAL NORIC HOLDINGS I COMPANY AGREEMENT" means the company agreement of Noric Holdings I, dated as of April 28, 2000, made by EPPC.

         "ORIGINAL NORIC HOLDINGS III COMPANY AGREEMENT" means the company agreement of Noric Holdings III, dated as of April 28, 2000, made by El Paso CNG.

         "ORIGINAL NORIC HOLDINGS IV COMPANY AGREEMENT" means the company agreement of Noric Holdings IV, dated as of July 19, 2002, made by El Paso Oil & Gas.

         "ORIGINAL NORIC INVESTMENTS I COMPANY AGREEMENT" means the company agreement of Noric Investments I, dated as of April 16, 2003, made by El Paso Production Investments and El Paso Production Oil & Gas.


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         "ORIGINAL NORIC INVESTMENTS III COMPANY AGREEMENT" means the company agreement of Noric Investments III, dated as of April 16, 2003, made by El Paso CNG.

         "ORIGINAL NORIC INVESTMENTS IV COMPANY AGREEMENT" means the company agreement of Noric Investments IV, dated as of April 16, 2003, made by El Paso Oil & Gas Resources and El Paso Production Oil & Gas USA.

         "ORIGINAL OUTSTANDING ADVANCES" has the meaning set forth in Preliminary Statement 1 of the Sponsor Subsidiary Credit Agreement.

         "ORIGINAL SPONSOR SUBSIDIARY CREDIT AGREEMENT" means the Third Amended and Restated Sponsor Subsidiary Credit Agreement, originally dated as of May 9, 2000 and amended and restated as of December 15, 2000, June 29, 2001 and July 19, 2002, among Clydesdale, as lender, Noric Holdings as borrower, the other Sponsor Subsidiaries described therein as joint and several obligors, and the Sponsor Subsidiary Collateral Agent, as collateral agent for Clydesdale.

         "ORIGINAL SPONSOR SUBSIDIARY SECURITY AGREEMENT" means the Amended and Restated Security Agreement, originally dated as of May 9, 2000 and amended and restated as of June 29, 2001 and July 19 2002, among the Sponsor Subsidiaries, Lusitano and the Sponsor Subsidiary Collateral Agent, as supplemented from time to time by each Sponsor Subsidiary Security Agreement Supplement and each Sponsor Subsidiary Accession Agreement.

         "OTHER TAXES" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any of the Operative Documents or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

         "OUTSIDE DATE" has the meaning set forth in Section 2.09(b)(vi) of the Sponsor Subsidiary Credit Agreement.

         "PALOMINO" means Palomino, L.L.C., a Delaware limited liability company.

         "PALOMINO COMPANY AGREEMENT" means the company agreement of Palomino, originally dated as of December 15, 2000 by Noric, as amended by the first amendment thereto dated as of June 29, 2001 and as further amended and restated as of April 16, 2003.

         "PALOMINO EXPENSES" means, without duplication, all interests, costs, expenses, indemnities, fees (including reasonable attorneys' and accountants' fees), Disposition Costs, Taxes and other payment obligations incurred or owing by Palomino (excluding any liquidating distributions).

         "PALOMINO MEMBER" means any Person that is a holder of a Palomino Membership Interest.

         "PALOMINO MEMBERSHIP INTEREST " means any interest in Palomino pursuant to the Palomino Company Agreement.


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         "PALOMINO LIQUIDATOR" has the meaning set forth in Section 10.4 of the
Palomino Company Agreement.

         "PALOMINO PROPERTY" means at any time all property owned at such time by Palomino, and shall include both tangible and intangible property.

         "PASO FINO" means Paso Fino, L.L.C., a Delaware limited liability company.

         "PASO FINO COMPANY AGREEMENT" means the company agreement of Paso Fino, originally dated as of December 15, 2000 by Noric, as amended by the first amendment thereto dated as of June 29, 2001 and as further amended and restated as of April 16, 2003.

         "PASO FINO EXPENSES" means, without duplication, all interests, costs, expenses, indemnities, fees (including reasonable attorneys' and accountants' fees), Disposition Costs, Taxes and other payment obligations incurred or owing by Paso Fino (excluding any liquidating distributions).

         "PASO FINO MEMBER" means any Person that is a holder of a Paso Fino Membership Interest.

         "PASO FINO MEMBERSHIP INTEREST " means any interest in Paso Fino pursuant to the Paso Fino Company Agreement.

         "PASO FINO LIQUIDATOR" has the meaning set forth in Section 10.4 of the Paso Fino Company Agreement.

         "PASO FINO PROPERTY" means at any time all property owned at such time by Paso Fino, and shall include both tangible and intangible property.

         "PAYMENT DATE" means the fifth Business Day of each February, May, August and November in each year, commencing August 7, 2000 or, if notification of any amount required to determine the Funding Rate is not timely made, the third Business Day after such notification is made; provided that, after the Maturity Date or the Liquidation Start Date, as applicable, the Payment Date shall be each day selected by Mustang in its sole discretion, but subject to the rights of the Mustang Collateral Agent in the Mustang Credit and Security Agreement.

         "PAYMENT RESTRICTION" means, with respect to any Transaction Asset, any restriction or limitation on the rights of the holder of any Transaction Asset to receive, or, in the case of an Energy Investment, the ability of any related Intermediate Holder or Underlying Business to pay, any dividend, distribution, return of capital, income, interest, principal or other payment, in respect of such Transaction Asset.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

         "PERMITTED ASSETS" means:


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

         (a) with respect to Clydesdale, (i) the Sponsor Subsidiary Subordinated Debt, Clydesdale's rights under the Sponsor Subsidiary Subordinated Notes and the other Operative Documents and all proceeds thereof of whatever kind, (ii) the Clydesdale Operating Account and (iii) Permitted Investments;

         (b) with respect to Noric, (i) Noric's rights under the Operative Documents and all proceeds thereof of whatever kind, (ii) Permitted Investments, (iii) the Noric LP Limited Partnership Interest, (iv) the Palomino Membership Interest, (v) the Paso Fino Membership Interest, (vi) E&P Assets described in clause (i) of the definition thereof and (vii) Noric's rights in respect of the Noric Holdings I Cash Reserve and in respect of the intercompany investments referred to in Section 5.02(b)(vi) of the Sponsor Subsidiary Credit Agreement;

         (c) with respect to Noric Holdings, (i) a Clydesdale Class A Limited Partnership Interest, (ii) Transaction Assets other than E&P Assets described in clause (ii) of the definition thereof, (iii) Permitted Investments, (iv) the Sponsor Subsidiary Cash Reserve, (v) A-Loans and (vi) the Sponsor Subsidiary Operating Account;

         (d) with respect to Noric Holdings I, (i) the Noric Class A Membership Interest, (ii) the Noric Class B Membership Interest, (iii) Transaction Assets other than E&P Assets described in clause (ii) of the definition thereof, (v) Permitted Investments, (vi) the Noric Holdings I Cash Reserve, (vii) the Sponsor Subsidiary Cash Reserve, (viii) A-Loans and
    (ix) the Sponsor Subsidiary Operating Account;

         (e)      with respect to Noric Holdings III, (i) an Energy Investment,
    (ii) Permitted Investments, (iii) A-Loans, (iv) the Noric Holdings III Deposit Account, (v) the Sponsor Subsidiary Cash Reserve and (vi) the Sponsor Subsidiary Operating Account;

         (f) with respect to Noric Holdings IV, (i) the Lusitano Membership Interest, (ii) the Lipizzan Limited Partnership Interest, (iii) Transaction Assets (it being understood that the E&P Assets described in clause (ii) of the definition thereof, shall be Permitted Assets with respect to Noric Holdings IV solely for purposes of transferring such E&P Assets to Lipizzan), (v) Permitted Investments, (vi) the Noric Holdings IV Cash Reserve, (vii) A-Loans, (viii) the Sponsor Subsidiary Cash Reserve and (ix) the Sponsor Subsidiary Operating Account;

         (g) with respect to any other Sponsor Subsidiary, (i) Transaction Assets other than E&P Assets described in clause (ii) of the definition thereof, (iii) Permitted Investments, (iv) A-Loans, (v) the Sponsor Subsidiary Cash Reserve and (vi) the Sponsor Subsidiary Operating Account;

         (h) with respect to Palomino, (i) Palomino's rights under the Operative Documents and all the proceeds thereof of whatever kind and (ii) the Noric LP General Partnership Interest;

         (i) with respect to Paso Fino, (i) Paso Fino's rights under the Operative Documents and all the proceeds thereof of whatever kind and (ii) the Noric LP Limited Partnership Interest;


El Paso Definitions Agreement

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

         (j) with respect to Noric LP, (i) Noric LP's rights under the Operative Documents and all the proceeds thereof of whatever kind, (ii) Permitted Investments, (iii) E&P Assets other E&P Assets described in clause
    (ii) of the definition thereof and (v) Noric LP's rights in respect of the Noric Holdings I Cash Reserve and in respect of the intercompany investments referred to in Section 5.02(b)(vi) of the Sponsor Subsidiary Credit Agreement;

         (k) with respect to Lusitano, (i) Lusitano's rights under the Operative Documents and all proceeds thereof of whatever kind, (ii) the Lipizzan General Partnership Interest and (iii) Lusitano's rights in respect of the Noric Holdings IV Cash Reserve and in respect of the intercompany investments referred to in Section 5.02(b)(vi) of the Sponsor Subsidiary Credit Agreement; and

         (l) with respect to Lipizzan, (i) Lipizzan's rights under the Operative Documents and all the proceeds thereof of whatever kind, (ii) E&P Assets described in clause (ii) of the definition thereof and (iv) Lipizzan's rights in respect of the Noric Holdings IV Cash Reserve and in respect of the intercompany investments referred to in Section 5.02(b)(vi) of the Sponsor Subsidiary Credit Agreement.

         "PERMITTED EXECUTION ACTIONS" has the meaning set forth in the definition of the term "El Paso Event."

         "PERMITTED INVESTMENTS" means:

         (a)      with respect to Clydesdale, Cash Equivalents;

         (b) with respect to any Sponsor Subsidiary, Cash Equivalents and El Paso Demand Loans; and

         (c)      with respect to Noric and Noric LP, El Paso Demand Loans.

         "PERMITTED JURISDICTION" means Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, The Netherlands, Norway, Spain, Sweden, Switzerland, the United States and the United Kingdom.

         "PERMITTED LIENS" means (i) bankers' rights of setoff for uncollected items and routine fees and expenses arising in the ordinary course of business,
(ii) Liens created by or pursuant to, or expressly permitted under, any Operative Document, (iii) Liens for taxes and other governmental charges and assessments (and other Liens imposed by Applicable Law) not yet delinquent or being contested in good faith and by proper proceedings and as to which appropriate reserves (in the good faith judgment of the relevant Person) are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors, (iv) restrictions on transfers of securities or voting under Applicable Laws and agreements, (v) with respect to Clydesdale, restrictions on the transfer of its assets under any Operative Document, (vi) with respect to Noric Holdings, restrictions on the transfer of its Clydesdale Class A Limited Partnership Interest, (vii) with respect to Noric Holdings I, restrictions on the transfer of its Clydesdale Class A Limited Partnership Interest, Noric Class A Membership Interest or Noric Class B Membership Interest, (viii) with respect to Noric,


El Paso Definitions Agreement

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

restrictions on the transfer of its Palomino Membership Interest or Paso Fino Membership Interest or its assets under the Operative Documents, (ix) with respect to Palomino, restrictions on the transfer of its Noric LP General Partnership Interest, (x) with respect to Paso Fino, restrictions on the transfer of its Noric LP Limited Partnership Interest, (xi) with respect to Noric Holdings IV, restrictions on the transfer of the Lusitano Membership Interest and the Lipizzan Limited Partnership Interest, (xii) with respect to Lusitano, restrictions on the transfer of the Lipizzan General Partnership Interest, (xiii) with respect to any Sponsor Subsidiary, Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP, restrictions on the transfer of its assets under the Operative Documents, (xiv) restrictions on the transfer or assignment of rights under the terms of the Assigned Agreements and (xv) rights of first refusal, rights of first negotiation or first offer, tag-along or co-sale rights, and other similar contractual restrictions upon the transfer of any Energy Investment (or any portion thereof).

         "PERMITTED RELEVANT LIENS" means:

         (a) inchoate Liens and charges imposed by law and incidental to construction, maintenance, development or operation of properties, or the operation of business, in the ordinary course of business if payment of the obligation secured thereby is not yet overdue or if the validity or amount of which is being contested in good faith by El Paso or any of its Subsidiaries;

         (b) Liens for Taxes, assessments, obligations under workers' compensation or other social security legislation or other requirements, charges or levies of any Governmental Authority, in each case not yet overdue, or which are being contested in good faith by appropriate proceedings;

         (c) Liens reserved in any oil, gas or other mineral lease entered into in the ordinary course of business for rent, royalty or delay rental under such lease and for compliance with the terms of such lease;

         (d) easements, servitudes, rights-of-way and other rights, exceptions, reservations, conditions, limitations, covenants and other restrictions that do not materially interfere with the operation, value or use of the properties affected thereby;

         (e) conventional provisions contained in any contracts or agreements affecting properties under which El Paso or any of its Subsidiaries is required immediately before the expiration, termination or abandonment of a particular property to reassign to such Person's predecessor in title all or a portion of such Person's rights, titles and interests in and to all or portion of the such property;

         (f) pledges and deposits to secure the performance of bids, tenders, trade or government contracts (other than for repayment of borrowed money), leases, licenses, statutory obligations, surety bonds, performance bonds, completion bonds and other obligations of a like kind incurred in the ordinary course of business;

         (g) any Lien reserved in a grant or conveyance in the nature of a farm-out or conditional assignment to El Paso or any of its Subsidiaries entered into in the ordinary


El Paso Definitions Agreement

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

    course of business on reasonable terms to secure undertakings of El Paso or any such Subsidiary in such grant or conveyance;

         (h) any Lien consisting of (i) statutory landlord's liens under leases to which El Paso or any of its Subsidiaries is a party or other Liens on leased property reserved in leases thereof for rent or for compliance with the terms of such leases, (ii) rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any property of El Paso or any of its Subsidiaries, or to use such property in any manner which does not materially impair the use of such property for the purposes for which it is held by El Paso or any such Subsidiary, (iii) obligations or duties to any municipality or public authority with respect to any franchise, grant, license, lease or permit and the rights reserved or vested in any governmental authority or public utility to terminate any such franchise, grant, license, lease or permit or to condemn or expropriate any property, and (iv) zoning laws and ordinances and municipal regulations;

         (i) the creation of interests in property of the character commonly referred to as a "royalty interest" or "overriding royalty interest", production payments, farmouts, leases, subleases, rights of way and other easements, participations, joint venture, joint operating, unitization, pooling and communitization agreements, or other similar transactions in the ordinary course of business; and

         (j) any judgment lien in respect of any judgment or order that does not constitute an El Paso Event under clause (h) or (p) of the definition of the term "El Paso Event".

         "PERMITTED TRANSFER", as used in the Clydesdale Partnership Agreement, the Lusitano Company Agreement, the Lipizzan Partnership Agreement, the Noric Company Agreement, the Palomino Company Agreement, the Paso Fino Company Agreement and the Noric LP Partnership Agreement means any Transfer of any Clydesdale Partnership Interest, any Lusitano Membership Interest, any Lipizzan Partnership Interest, any Noric Membership Interest, any Palomino Membership Interest, any Paso Fino Membership Interest or any Noric LP Partnership Interest as applicable, permitted by Section 10 of the Clydesdale Partnership Agreement,
Section 8.1 of the Lusitano Company Agreement, Section 9.2 of the Lipizzan Partnership Agreement, Section 10 of the Noric Company Agreement, Section 8.1 of the Palomino Company Agreement, Section 8.1 of the Paso Fino Company Agreement or Section 9.2 of the Noric LP Partnership Agreement, including without limitation the Transfers of Interests.

         "PERMITTED TRANSFEREE", as used in the Clydesdale Partnership Agreement, the Lusitano Company Agreement, the Lipizzan Partnership Agreement, the Noric Company Agreement, the Palomino Company Agreement, the Paso Fino Company Agreement and the Noric LP Partnership Agreement means any Person to which a Clydesdale Partnership Interest, a Lusitano Membership Interest, a Lipizzan Partnership Interest, a Noric Membership Interest, a Palomino Membership Interest, a Paso Fino Membership Interest or a Noric LP Partnership Interest, as applicable, is Transferred pursuant to a Permitted Transfer.


El Paso Definitions Agreement

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

         "PERSON" means an individual, a Business Entity, or a country or any political subdivision thereof or any agency or instrumentality of such country or subdivision.

         "PIPELINE COMPANY BORROWER" means each of EPNGC, TGPC and ANR.

         "PLAN" means a Single Employer Plan or a Multiple Employer Plan.

         "PLEDGED DEBT" has the meaning set forth in the Sponsor Subsidiary Security Agreement.

         "PLEDGED INTERESTS" has the meaning set forth in the Sponsor Subsidiary Security Agreement.

         "PLEDGED SHARES" has the meaning set forth in the Sponsor Subsidiary Security Agreement.

         "PRE-APPROVED ENERGY INVESTMENT" means 100% of the Equity Interests in Colorado Interstate Gas Company, a Delaware corporation.

         "PRINCIPAL PROPERTY" of a Controlled Business means all property of such Controlled Business other than Non-Principal Property.

         "PROCEEDS ACCOUNT" means a deposit or securities account to be established by each Underlying Business with Mellon Bank or any other financial institution reasonably acceptable to Mustang and the Mustang Collateral Agent, with the specific account information to be provided by El Paso to Mustang and the Mustang Collateral Agent immediately thereafter and shall, in any event, include the Proceeds Account of Colorado Interstate Gas Company existing as of the Fourth Restatement Date, the account information in respect of which has been provided to Mustang and the Mustang Collateral Agent.

         "PRODUCTION AND DELIVERY AGREEMENT" means (i) the Production and Delivery Agreement, dated as of July 1, 2002, between El Paso Production Oil & Gas USA and Lipizzan, as same may be amended, supplemented, restated or otherwise modified from time to time and (ii) the Production and Delivery Agreement, dated as of July 5, 2002, between El Paso Oil & Gas Resources and Lipizzan, as same may be amended, supplemented, restated or otherwise modified from time to time.

         "PRODUCTION PAYMENT" means each "Production Payment" under, and as defined in, each Production Payment Conveyance.

         "PRODUCTION PAYMENT AGREEMENTS" means each Production Payment Conveyance and each Production and Delivery Agreement.

         "PRODUCTION PAYMENT CONVEYANCE" means (i) the Conveyance of Production Payment, dated as of July 1, 2002, from El Paso Production Oil & Gas USA to Lipizzan, as same may be amended, supplemented, restated or otherwise modified from time to time and (ii) the Conveyance of Production Payment, dated as of July 5, 2002, from El Paso Oil & Gas Resources


El Paso Definitions Agreement

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

to Lipizzan, as same may be amended, supplemented, restated or otherwise modified from time to time.

         "PRODUCTION PAYMENT HYDROCARBONS" means the "Production Payment Hydrocarbons" under, and as defined in, each Production Payment Conveyance.

         "PRODUCTION PAYMENT INTERESTS" means each Production Payment and all other rights and interests of Lipizzan under the Production Payment Agreements.

         "PROFITS" and "LOSSES" in relation to Clydesdale means, for each Fiscal Year, an amount equal to Clydesdale's taxable income or loss for such Fiscal Year for Federal income tax purposes, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

         (a) Any income of Clydesdale that is exempt from Federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "PROFITS" and "LOSSES" shall be added to such taxable income or loss;

         (b) Any expenditures of Clydesdale described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(g) and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "PROFITS" and "LOSSES" shall be subtracted from such taxable income or loss;

         (c) In the event the Gross Asset Value of any Clydesdale Property is adjusted pursuant to clause (a) of the definition of "GROSS ASSET VALUE", the amount of such adjustment shall be taken into account as gain or loss from the Disposition of such asset for purposes of computing Profits or Losses;

         (d) Gain or loss resulting from any Disposition of Clydesdale Property with respect to which gain or loss is recognized for Federal income tax purposes shall be computed by reference to the Gross Asset Value of the property Disposed of, notwithstanding that the Adjusted Tax Basis of such property differs from its Gross Asset Value;

         (e) All Taxes paid or accrued by Clydesdale shall be treated as deductions in computing Profits and Losses; and

         (f) Any items that are specially allocated pursuant to Section 6.4 of the Clydesdale Partnership Agreement shall not be taken into account in computing Profits or Losses.

The amounts of the items of income, gain, loss or deduction available to be specially allocated pursuant to Section 6.4 of the Clydesdale Partnership Agreement shall be determined by applying rules analogous to those set forth in clauses (a) through (e) above.


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

         "PROJECT FINANCING" means any Relevant Indebtedness (a) incurred to finance or refinance the acquisition, improvement, installation, design, engineering, construction, development, completion, maintenance or operation of, or otherwise in respect of, all or any portion of any project, or any asset related thereto (including, with respect to transactions in connection with the power and gas contract restructuring business of El Paso) and any Guaranty with respect thereto, other than any portion of such Indebtedness or Guaranty permitting or providing for recourse against El Paso or any of its Subsidiaries, other than (i) recourse to the Equity Interests in, Indebtedness or other obligations of, or assets of, one or more Project Financing Subsidiaries, and
(ii) such recourse as exists under any Contingent Guaranty or (b) of any Project Financing Subsidiary, or any Guaranty with respect thereto, that is secured solely by, or recourse for which is limited solely to, the Equity Interests in, Relevant Indebtedness or other obligations of, or assets of, one or more Project Financing Subsidiaries.

         "PROJECT FINANCING SUBSIDIARY" means any Subsidiary of El Paso whose principal purpose is to incur Project Financing, or to become a direct or indirect partner, member or other equity participant or owner in a Business Entity so created, and substantially all the assets of which Subsidiary or Business Entity are limited to (a) those assets being financed (or to be financed), or the operation of which is being financed (or to be financed), in whole or in part by a Project Financing, (b) power contracts, gas contracts, administrative or other related service agreements and swap agreements related to gas or power, or (c) Equity Interests in, or Relevant Indebtedness or other obligations of, one or more other such Subsidiaries or Business Entities or to Relevant Indebtedness or other obligations of El Paso or its Subsidiaries or other Persons. For purposes of this definition, "swap agreement" means any agreement with respect to any swap, forward future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions.

         "PROPERTY" means any real property and improvements owned, leased, used, operated or occupied by El Paso, any of its Subsidiaries or any El Paso Party.

         "PROVED DEVELOPED RESERVES" means, at any time, Proved Reserves that can be expected to be recovered through existing wells with existing equipment and operating methods and are classified as proved developed reserves in the most recent Reserve Report pertaining thereto.

         "PROVED PRODUCING RESERVES" means Proved Developed Reserves that are recoverable from existing wells with current operating methods and expenses and are producing.

         "PROVED RESERVES" means, at any time, recoverable hydrocarbon reserves that have been proved to a high degree of certainty by analysis of the producing history of a reservoir and/or by volumetric analysis of adequate geological and engineering data and are classified as proved reserves in the most recent Reserve Report.

         "PUBLICLY TRADED INVESTMENT" means an Energy Investment which is publicly traded and which is not an Investment in a Subsidiary of a Sponsor Subsidiary.


El Paso Definitions Agreement

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

                  "PV-10 VALUE" means, with respect to the value of any Subject Interests, Production Payment, Production Payment Interests or E&P Participation Property, the value of such Subject Interests, Production Payment, Production Payment Interests or E&P Participation Property determined using the standardized methodology prescribed by the Securities and Exchange Commission for the calculation of the discounted present value of the Proved Reserves for the Securities and Exchange Commission reporting purposes (commonly known as the "PV-10") attributable to such Subject Interests, Production Payment, Production Payment Interests or E&P Participation Property.

                  "QUALIFYING LENDER" has the meaning set forth in the definition of the term "Cash Equivalents."

                  "REAL PROPERTY" means land and/or any building and any fixtures annexed to any of the foregoing.

                  "RECEIVABLES PURCHASE AND SALE AGREEMENT" means each or any one of (a) the Receivables Purchase and Sale Agreement dated as of January 14, 1992 among EPNGC, CIESCO L.P., a New York limited partnership, Corporate Asset Funding Company, a Delaware corporation and Citicorp North America, Inc., as agent, (b) the Amended and Restated Receivables Sale Agreement dated as of December 31, 1996 among El Paso Energy Credit Corporation, Asset Securitization Cooperative Corporation and Canadian Imperial Bank of Commerce, as administrative agent, (c) the agreement(s) governing the receivables securitization facility proposed to be entered into in 2003 among El Paso Energy Finance I Company, LLC, El Paso Finance Company, Inc., TGPC, EPNGC, Southern Natural Gas Company, El Paso and General Electric Capital Corporation, and (d) the agreement(s) governing the receivables securitization facility proposed to be entered into in 2003 among El Paso, El Paso Energy Finance II Company, El Paso Merchant Energy, L.P., and The CIT Group/Business Credit, Inc., as any such agreement or facility may be amended, supplemented, restated or otherwise modified from time to time, provided that no such amendment, supplement, restatement or modification shall change the scope of such agreement or facility from that of a receivables securitization transaction.

                  "REDEMPTION, WITHDRAWAL AND CONSENT AGREEMENT" means the Redemption, Withdrawal and Consent Agreement dated as of April 16, 2003 (as amended, supplemented or otherwise modified from time to time), among Mustang, Clydesdale, Appaloosa, the Sponsor Subsidiaries, Citicorp North America, Inc. and the other parties party thereto.

                  "REDETERMINATION NOTICE" has the meaning set forth in Section 2.09(c) of the Sponsor Subsidiary Credit Agreement.

                  "REDETERMINATION THRESHOLD" has the meaning set forth in
Section 2.09(b)(vii) of the Sponsor Subsidiary Credit Agreement.

                  "REFINANCED CONTROLLED BUSINESS DEBT" has the meaning set forth in Section 5.09(b)(xiii) of the Sponsor Subsidiary Credit Agreement.

                  "REGULATIONS" means the income tax regulations, including temporary regulations, promulgated under the Code.


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

                  "RELATED COMPANIES LIQUIDATING EVENT" means, with respect to Lusitano, Lipizzan, Appaloosa, Noric, Palomino, Paso Fino and Noric LP, the day, on or after the occurrence of a Sponsor Subsidiary Termination Event, specified in written notice by Mustang or the Mustang Collateral Agent to any of the foregoing Persons as the day of commencement of the Related Companies Liquidation Event in respect of such Person.

                  "RELATED PERSONS" means, with respect to any Indemnified Person, each Affiliate of such Indemnified Person and the respective officers, directors, employees, agents and advisers of such Indemnified Person or any of its Affiliates.

                  "RELEVANT ASSETS" has the meaning set forth in Section 2.09(e) of the Sponsor Subsidiary Credit Agreement.

                  "RELEVANT INDEBTEDNESS" of any Person means, without duplication, (a) indebtedness of such Person for borrowed money, (b) obligations of such Person (other than any portion of any trade payable obligation of such Person which shall not have remained unpaid for 91 days or more from the original due date of such portion) to pay the deferred purchase price of property or services, and (c) Capital Lease Obligations of such Person.

                  "REPRESENTATIVES" as used in the El Paso Agreement, has the meaning set forth in Section 2.16 of the El Paso Agreement.

                  "REQUIRED CLYDESDALE PARTNERS" means all of the Clydesdale Partners (excluding the relevant Clydesdale Partner Transferring its Clydesdale Partnership Interest (or a portion thereof) pursuant to the terms of Section 10 of the Clydesdale Partnership Agreement).

                  "REQUIRED NORIC MEMBERS" means all Noric Members (excluding the relevant Noric Member Transferring its Noric Membership Interest (or a portion thereof) pursuant to the terms of Section 10 of the Noric Company Agreement).

                  "RESERVE REPORT" means each report pertaining to the E&P Participation Properties and each Production Payment that is delivered by Noric Holdings to the Calculation Agent under the terms of the Sponsor Subsidiary Credit Agreement, and such Reserve Report shall:

                  (a) be prepared by (x) a certified independent petroleum engineer acceptable to the Calculation Agent, Noric Holdings and Mustang in respect of a Reserve Report furnished under Section 2.09(b) or Section 2.09(e) of the Sponsor Subsidiary Credit Agreement and (y) Noric Holdings in respect of a Reserve Report furnished under Section 2.09(e) of the Sponsor Subsidiary Credit Agreement;

                  (b) separately set forth the Proved Reserves attributable to the E&P Participation Properties and to the Subject Interests burdened by each Production Payment, together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of the date thereof, based on pricing and escalation assumptions and discount factors acceptable to the Calculation Agent and Mustang, a separate calculation of the PV-10 Value of the E&P Participation Properties, the Subject Interests burdened by each Production Payment


El Paso Definitions Agreement

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

         and the Production Payments and such other information as Mustang may reasonably request; and

                  (c) otherwise be in form and substance reasonably satisfactory to the Calculation Agent and Mustang.

                  "RESERVE REPORT DATE" means (a) December 31 of the preceding calendar year, if a Reserve Report is delivered pursuant to Section 2.09(b)(i) of the Sponsor Subsidiary Credit Agreement or (b) the date of delivery of the Redetermination Notice, in all other cases under the Sponsor Subsidiary Credit Agreement.

                  "RESPONSIBLE OFFICER" means, with respect to (a) El Paso, the Chief Financial Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of El Paso; and
(b) the trustee of a trust and any other Person, the President, any Vice President, the Treasurer, the Controller, any Assistant Treasurer, or the Secretary of such Person or of a managing member, manager or general partner of such Person, in each case of clauses (a) and (b) responsible for the administration of, or monitoring compliance with, the Sponsor Subsidiary Credit Agreement or any other Operative Document.

                  "RESTRICTED SUBSIDIARY" has the meaning set forth in the El Paso New Revolving Facility.

                  "REVISED ENERGY INVESTMENT LOAN VALUE" has the meaning set forth in 2.11 of the Sponsor Subsidiary Credit Agreement.

                  "RIGHTS RESTRICTION" means, with respect to any Transaction Asset, any material restriction or material limitation on the rights of the holder of such Transaction Asset (other than any Payment Restriction or Transfer Restriction).

                  "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor rating agency.

                  "SALES AGENT" as used in:

                  (a) the Clydesdale Partnership Agreement, means any Person agreed to by the Clydesdale General Partner acting as agent of the Clydesdale Liquidator engaged to dispose of the Clydesdale Property pursuant to an agreement entered into by the Clydesdale Liquidator on behalf of Clydesdale with such Person upon terms (including indemnities) customary in the market at the time such Sales Agent is engaged for the transactions contemplated by such engagement;

                  (b) the Lusitano Company Agreement, the Lipizzan Partnership Agreement, the Noric Company Agreement, the Palomino Company Agreement, the Paso Fino Company Agreement or the Noric LP Partnership Agreement, means any Person agreed to by Clydesdale acting as agent of the Lusitano Liquidator, the Lipizzan Liquidator, the Noric Liquidator, the Palomino Liquidator, the Paso Fino Liquidator or the Noric LP Liquidator, as the case may be, engaged to dispose of the Lusitano Property, Lipizzan Property, the Noric Property, the Palomino Property, the Paso Fino Property or the Noric


El Paso Definitions Agreement

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

         LP Property, as the case may be, pursuant to an agreement entered into by the Lusitano Liquidator, the Lipizzan Liquidator, the Noric Liquidator, the Palomino Liquidator, the Paso Fino Liquidator or the Noric LP Liquidator, as the case may be, on behalf of Lusitano, Lipizzan, Noric, Palomino, Paso Fino or Noric LP, as the case may be, with such Person upon terms (including indemnities) customary in the market at the time such Sales Agent is engaged for the transactions contemplated by such engagement; and

                  (c) any Sponsor Subsidiary Company Agreement, has the meaning set forth therein.

                  "SCHEDULED QUANTITIES" has the meaning set forth in each Production Payment Conveyance.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

                  "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

                  "SECURITY AND INTERCREDITOR AGREEMENT" means the Security and Intercreditor Agreement dated as of April 16, 2003, among El Paso, the Pipeline Company Borrowers party thereto, the Grantors party thereto, JPMorgan Chase Bank, as Credit Agreement Administrative Agent, Collateral Agent, Intercreditor Agent and Depository Bank, the 3-Year Facility Agent and each Representative Agent party thereto (each as defined therein), as the same may be amended, supplemented and modified from time to time.

                  "SHETLAND" means Shetland Holdings Company, a Delaware corporation.

                  "SINGLE EMPLOYER PLAN" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of El Paso or an ERISA Affiliate and no Person other than El Paso and its ERISA Affiliates or (b) was so maintained and in respect of which El Paso or an ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

                  "SONAT" means Sonat Inc., a Delaware corporation (which merged into El Paso on October 25, 1999, with El Paso as the surviving entity).

                  "SPONSOR SUBSIDIARY" means (a) Noric Holdings, (b) Noric Holdings I, (c) Noric Holdings III, (d) Noric Holdings IV and (e) each Additional Sponsor Subsidiary.

                  "SPONSOR SUBSIDIARY ACCESSION AGREEMENT" means an accession agreement in the form of Exhibit 3 to the Acquisition/Accession Procedures Schedule.

                  "SPONSOR SUBSIDIARY CASH RESERVE" has the meaning set forth in Preliminary Statement D of the Sponsor Subsidiary Security Agreement.

                  "SPONSOR SUBSIDIARY COLLATERAL AGENT" means Wilmington Trust Company, a Delaware banking corporation, in its capacity as collateral agent for Clydesdale.


El Paso Definitions Agreement

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

                  "SPONSOR SUBSIDIARY COLLATERAL AGENT AGREEMENT" means the Sponsor Subsidiary Collateral Agent Agreement, dated as of May 9, 2000, and as further amended and restated as of April 16, 2003 between Noric Holdings (in its own capacity and on behalf of each other Sponsor Subsidiary), Mustang and the Sponsor Subsidiary Collateral Agent.

                  "SPONSOR SUBSIDIARY COLLATERAL AGENT FEE LETTER" means the letter, dated as of May 9, 2000, from the Sponsor Subsidiary Collateral Agent to Noric Holdings setting out details of the fee payable under Section 8.04 of the Sponsor Subsidiary Credit Agreement.

                  "SPONSOR SUBSIDIARY COMPANY AGREEMENT" means any of (a) the Noric Holdings Company Agreement and (b) the limited liability company agreement for each other Sponsor Subsidiary, in form and substance satisfactory to Mustang.

                  "SPONSOR SUBSIDIARY CONSENT" means each letter dated as of April 16, 2003 from each Sponsor Subsidiary to Mustang.

                  "SPONSOR SUBSIDIARY CREDIT AGREEMENT" means the Fourth Amended and Restated Sponsor Subsidiary Credit Agreement, originally dated as of May 9, 2000 and amended and restated as of December 15, 2000, June 29, 2001, July 19, 2002 and April 16, 2003, among Clydesdale, as Subordinated Note Holder, Mustang, as lender, Noric Holdings as borrower, the other Sponsor Subsidiaries described therein as joint and several obligors, the Sponsor Subsidiary Collateral Agent, as collateral agent for Mustang and as the Mustang Collateral Agent.

                  "SPONSOR SUBSIDIARY CREDIT DOCUMENTS" means the Sponsor Subsidiary Credit Agreement, the Sponsor Subsidiary Security Agreement, each Sponsor Subsidiary Accession Agreement, each Sponsor Subsidiary Security Agreement Supplement, the Sponsor Subsidiary Collateral Agent Agreement, and the Sponsor Subsidiary Collateral Agent Fee Letter, as each such agreement may be amended, supplemented or otherwise modified from time to time as permitted by the terms of the Operative Documents, and any other instrument or security evidencing an Advance or other amount owing under the Sponsor Subsidiary Credit Agreement

                  "SPONSOR SUBSIDIARY EXPENSES" means, with respect to any Sponsor Subsidiary, (a) any and all judgments, damages or penalties with respect to, or amounts paid in settlement of, claims (including negligence, strict or absolute liability, liability in tort and liabilities arising out of violation of laws or regulatory requirements of any kind), actions or suits and (b) any and all liabilities, obligations, losses, costs and expenses (including reasonable fees and disbursements of counsel and claims, damages, losses, liabilities and expenses relating to environmental matters) including Taxes.

                  "SPONSOR SUBSIDIARY LIQUIDATING EVENT" means the tenth Business Day following the occurrence of a Sponsor Subsidiary Termination Event, provided that a Sponsor Subsidiary Liquidating Event will not occur if the Debt Collection Date shall have occurred during such ten - Business Day period.

                  "SPONSOR SUBSIDIARY LIQUIDATOR" with respect of any Sponsor Subsidiary, has the meaning set forth in Exhibit A to each Sponsor Subsidiary Company Agreement.


El Paso Definitions Agreement

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

                  "SPONSOR SUBSIDIARY MEMBER" means each member of a Sponsor Subsidiary, other than, in each case, Lord Securities.

                  "SPONSOR SUBSIDIARY MEMBERSHIP INTEREST" in relation to a Sponsor Subsidiary Member means the interest of such Sponsor Subsidiary Member in the relevant Sponsor Subsidiary.

                  "SPONSOR SUBSIDIARY MINIMUM MONTHLY CASH BALANCE" means, with respect to each calendar month in (i) the period from February 1, 2003 to April 30, 2003 and (ii) each succeeding period of three calendar months commencing on the first day of the month in which a Payment Date occurs and ending on the last day of the month immediately preceding the month in which the following Payment Date occurs, an amount equal to the following:

                           Month 1  $33,330,000;
                           Month 2  $66,660,000; and
                           Month 3  $100,000,000;

provided that, commencing with May 2003, in each month in which a Payment Date occurs the Sponsor Subsidiary Minimum Monthly Cash Balance shall equal the excess of (1) the sum of (a) the Sponsor Subsidiary Minimum Monthly Cash Balance for such month and (b) the Sponsor Subsidiary Minimum Monthly Cash Balance for the prior month, in each case calculated as provided above, over (2) an amount equal to the principal amount of the Advances paid pursuant to Section 2.05(b)(viii)(B) of the Sponsor Subsidiary Credit Agreement in respect of such Payment Date.

                  "SPONSOR SUBSIDIARY OPERATING ACCOUNT" has the meaning set forth in Preliminary Statement E of the Sponsor Subsidiary Security Agreement.

                  "SPONSOR SUBSIDIARY PROPERTY" means, with respect to a Sponsor Subsidiary at any time, all property owned at such time by such Sponsor Subsidiary, and shall include tangible and intangible property.

                  "SPONSOR SUBSIDIARY REQUIRED ACTIONS" means:

                  (a) after the occurrence of a Liquidating Event, taking all actions reasonably necessary or advisable to allow for an orderly liquidation of the relevant Sponsor Subsidiary;

                  (b) making any demand or a request under, or enforcing any right or remedy under, each El Paso Demand Loan, E&P Participation Agreement and Affiliate Loan and the El Paso Guaranty in accordance with the terms thereof;

                  (c) calling for and applying additional capital contributions from each Sponsor Subsidiary Member pursuant to the terms of each Sponsor Subsidiary Company Agreement to enable (i) (in the case of Noric Holdings) Noric Holdings to meet its and its Affiliates obligations to provide additional Capital Contributions under Section
         5.3 of the Clydesdale Partnership Agreement, Section 5.3 of the Lipizzan Partnership Agreement, Section 5.3 of the Noric Company Agreement and Section 5.3 of the Noric LP


El Paso Definitions Agreement

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

         Partnership Agreement or (ii) (in the case of each Sponsor Subsidiary) each Sponsor Subsidiary to meet its obligations, if any, with respect to the provision of any additional capital contribution under or in respect of any Energy Investment;

                  (d) making demand, or enforcing any rights or remedy under any A-Loan for the payment of interest or principal (as applicable) in accordance with the terms of the A-Loan Note;

                  (e) directing the Sponsor Subsidiary Collateral Agent to pay Sponsor Subsidiary Expenses from amounts, if any, on deposit in the Sponsor Subsidiary Cash Reserve to the extent not timely paid when the same are due and payable; and

                  (f) after the occurrence of a Liquidating Event, making a request pursuant to Section 5.1 of any E&P Participation Agreement to which a Sponsor Subsidiary is a party for the Counterparty under such E&P Participation Agreement to transfer all of its right, title and interest (if any) in and to all or any of the Conveyed Interests and the Material E&P Agreements (each as defined in such E&P Participation Agreement) the subject of such E&P Participation Agreement to such Sponsor Subsidiary.

                  "SPONSOR SUBSIDIARY REQUIRED ENERGY INVESTMENT CASH RESERVE BALANCE" means an amount equal to 24% of the Energy Investment Exposure.

                  "SPONSOR SUBSIDIARY SECURED PARTIES" means Mustang, each holder of all or a portion of the Advances, each holder of a Sponsor Subsidiary Subordinated Note, the Sponsor Subsidiary Collateral Agent and any successor and permitted assignee of any such Person (whether pursuant to an assignment for security or otherwise); provided that the security interest of each holder of Sponsor Subsidiary Subordinated Note will be subject to the subordination provisions contained in Exhibit G to the Sponsor Subsidiary Credit Agreement.

                  "SPONSOR SUBSIDIARY SECURITY AGREEMENT" means the Amended and Restated Security Agreement, originally dated as of May 9, 2000 and amended and restated as of June 29, 2001, July 19, 2002 and April 16, 2003, among the Sponsor Subsidiaries, Lusitano and the Sponsor Subsidiary Collateral Agent, as supplemented from time to time by each Sponsor Subsidiary Security Agreement Supplement and each Sponsor Subsidiary Accession Agreement.

                  "SPONSOR SUBSIDIARY SECURITY AGREEMENT SUPPLEMENT" means an agreement in the form of Exhibit 4 to the Acquisition/Accession Procedures Schedule.

                  "SPONSOR SUBSIDIARY SUBORDINATED DEBT" has the meaning set forth in the Preliminary Statement(s) of the Sponsor Subsidiary Credit Agreement, representing a $230,000,000 subordinated interest in the Original Advances made under the Original Sponsor Subsidiary Credit Agreement.

                  "SPONSOR SUBSIDIARY SUBORDINATED NOTE" means each subordinated note issued by the Sponsor Subsidiaries in the form of Exhibit F attached to the Sponsor Subsidiary Credit Agreement.


El Paso Definitions Agreement

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

                  "SPONSOR SUBSIDIARY TERMINATION EVENT" means the occurrence of any of the following events:

                  (a)      The occurrence of the Twentieth Anniversary; or

                  (b) The date on which a Termination Notice becomes effective pursuant to Section 11.1(b) of the Sponsor Subsidiary Company Agreement of Noric Holdings or of Noric Holdings I or Section 12.1(b) of the Sponsor Subsidiary Company Agreement of Noric Holdings IV, to cause a Notice Event (as defined therein) to become a Termination Event (as defined therein); or

                  (c) The Bankruptcy of Clydesdale or the Clydesdale General Partner at any time during the 90-day period commencing on the day after the Fourth Restatement Date or the Bankruptcy at any time of, Lusitano, Lipizzan, Noric, Palomino, Paso Fino, Noric LP, any Sponsor Subsidiary or any Counterparty to any E&P Participation Agreement or any Production Payment Agreement; or

                  (d) (i) The unanimous vote of the Clydesdale Partners to dissolve, wind up and liquidate Clydesdale at any time during the 90-day period commencing on the day immediately following the Fourth Restatement Date, (ii) the unanimous vote of the Noric Members to dissolve, wind up and liquidate Noric, (iii) the unanimous vote of the Noric LP Partners to dissolve, liquidate or wind up Noric LP, (iv) the unanimous vote of the Palomino Members to dissolve, liquidate or wind up Palomino, (v) the unanimous vote of the Paso Fino Members to dissolve, liquidate or wind up Paso Fino, (vi) the unanimous vote of the members of Noric Holdings to wind up Noric Holdings, (vii) the unanimous vote of the Lusitano Members to dissolve, liquidate or wind up Lusitano, (viii) the unanimous vote of the Lipizzan Partners to dissolve, liquidate or wind up Lipizzan or (ix) the unanimous vote of the members of any Sponsor Subsidiary (other than Noric Holdings) holding any Permitted Assets to wind up such Sponsor Subsidiary; or

                  (e) The happening of any event that makes it unlawful or impossible to carry on the business of Lusitano, Lippizan, Noric, Palomino, Paso Fino, Noric LP, Noric Holdings or any other Sponsor Subsidiary holding any Permitted Assets, or the Delaware court of Chancery has entered a final decree of dissolution of Lusitano, Lipizzan, Noric, Palomino, Paso Fino, Noric LP, Noric Holdings or any other Sponsor Subsidiary holding any Permitted Assets pursuant to
         Section 17-802 of the Act or Section 18-802 of the Delaware Limited Liability Company Act of 1992 (or any successor statute), as amended from time to time; or

                  (f) The Transfer by a Clydesdale Partner (other than Mustang) of all or any portion of its Clydesdale Partnership Interest for 90 days following the Fourth Restatement Date, transfer by a Lusitano Member of all or any portion of its Lusitano Membership Interest, a transfer by a Lipizzan Partner of all or a portion of its Lipizzan Partnership Interest, a transfer by a Noric Member of all or any portion of its Noric Membership Interest, a transfer by a Palomino Member of all or a portion of its Palomino Membership Interest, a transfer by a Paso Fino Member of all or a portion of its Paso Fino Membership Interest, a transfer by a Noric LP Partner of all or a portion of its Noric


El Paso Definitions Agreement

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

         LP Partnership Interest or a transfer by a Sponsor Subsidiary Member of all or any portion of its Sponsor Subsidiary Membership Interest otherwise than in accordance with the Lusitano Company Agreement, the Lipizzan Partnership Agreement, the Noric Company Agreement, the Palomino Company Agreement, the Paso Fino Company Agreement, the Noric LP Partnership Agreement or the Sponsor Subsidiary Company Agreement of the relevant Sponsor Subsidiary, respectively; or

                  (g)      [Intentionally Omitted]; or

                  (h)      [Intentionally Omitted]; or

                  (i)      [Intentionally Omitted]; or

                  (j)      (i) El Paso or any other Credit Related Party shall
         (A) generally not pay its debts as such debts become due; or (B) admit in writing its inability to pay its debts generally; or (C) make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted or consented to by El Paso or any other Credit Related Party seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or (iii) any such proceeding shall have been instituted against El Paso or any other Credit Related Party and either such proceeding shall not be stayed or dismissed for 60 consecutive days or any of the actions referred to above sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or any substantial part of its property) shall occur; or (iv) El Paso or any other Credit Related Party shall take any corporate action to authorize any of the actions set forth above in this clause (j).

                  "SUBJECT INTERESTS" means the "Subject Interests" under, and as defined in, each Production Payment Conveyance.

                  "SUBORDINATED NOTE HOLDER" means Clydesdale or any successor holder of the Sponsor Subsidiary Subordinated Note.

                  "SUBSEQUENT TRANSFER" means a transfer by or on behalf of any Sponsor Subsidiary of all or part of its rights in any Energy Investment or a transfer by or on behalf of a Sponsor Subsidiary, Lipizzan, Noric or Noric LP, as the case may be, of any E&P Asset, in each case for value to a third party that is not an Affiliate of El Paso, including any such transfer by the Sponsor Subsidiary Liquidator, the Lipizzan Liquidator, the Noric Liquidator or the Noric LP Liquidator, as the case may be, or by or on behalf of a secured creditor of such Sponsor Subsidiary who has a security interest in such rights (including, without limitation, the Sponsor Subsidiary Collateral Agent).

                  "SUBSIDIARY" (a) when used (x) in any Operative Document in reference to El Paso's Subsidiaries or El Paso's Subsidiaries or El Paso's Consolidated Subsidiaries and (y) in the El Paso Agreement, means, as to any Person (the "PARENT") at any date, any Business Entity


El Paso Definitions Agreement

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

the accounts of which are, or are required to be, consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other Business Entity of which the shares of stock or other Equity Interests having ordinary voting power (other than stock or such other Equity Interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such Business Entity are at the time owned, directly or indirectly, through one or more Subsidiaries, or both, by such Person; provided, however, that, except for purposes of consolidation with El Paso in accordance with GAAP (other than for purposes of (a) the definitions of "Net Worth" and "Material Adverse Effect" or (b) Sections 5.08(f) and 6.01(b)) of the El Paso New Revolving Facility, in no event shall El Paso Energy Partners, L.P. or any of its direct or indirect Subsidiaries be deemed to be a Subsidiary of El Paso for any other purpose of the El Paso Agreement, the El Paso New Revolving Facility or any other Loan Document (as defined in the El Paso New Revolving Facility); and

                  (b) when used in any other Operative Document, means, as to any Person, any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (i) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (ii) the right or power to direct, in the case of any entity of which such Person or any of its Subsidiaries is a general partner, or both the beneficial ownership of and the right or power to direct, in any other case, such limited liability company, partnership or joint venture or (iii) the beneficial interest in such trust or estate, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

                  "TAX INDEMNITY AGREEMENT" means the Tax Indemnity Agreement, dated as of April 16, 2003 among El Paso, Mustang and the holders of the Class A Member Interests in Mustang party thereto.

                  "TAX MATTERS PARTNER" means the Clydesdale General Partner when acting pursuant to its authority under Section 8.2(b) of the Clydesdale Partnership Agreement.

                  "TAXES" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  "TERMINATION EVENT" means (a) with respect to a consequence on the Clydesdale Partnership Agreement only, a Clydesdale Termination Event, and
(b) with respect to a consequence on the Sponsor Subsidiary Credit Agreement and other Operative Documents, a Sponsor Subsidiary Termination Event.

                  "TERMINATION NOTICE" when used with reference to the Clydesdale Partnership Agreement, has the meaning set forth in Section 12.1(b) of the Clydesdale Partnership Agreement and when used with reference to a Sponsor Subsidiary Company Agreement, has the meaning set forth in Exhibit A to such Sponsor Subsidiary Company Agreement.


El Paso Definitions Agreement

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

                  "TGPC" means Tennessee Gas Pipeline Company, a Delaware corporation.

                  "TGPC HOLDING" means El Paso TGPC Investments, L.L.C., a Delaware limited liability company and the direct parent of TGPC.

                  "THIRD RESTATEMENT DATE" has the meaning set forth in Section
3.03 of the Sponsor Subsidiary Credit Agreement.

                  "THRESHOLD ADJUSTMENT PERIOD" has the meaning set forth in
Section 2.09(b)(vii) of the Sponsor Subsidiary Credit Agreement.

                  "TOTAL CASH COLLATERAL AMOUNT" means, at any time, (a) the aggregate amount of all Cash Collateral Amounts that have been paid or deemed to have been paid by the Sponsor Subsidiary Members to the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve or the Noric Holdings IV Cash Reserve pursuant to Section 5.06 of the Sponsor Subsidiary Credit Agreement prior to such time less (b) the aggregate amount of all Cash Collateral Amounts that have been Distributed from the Sponsor Subsidiary Cash Reserve, the Noric Holdings I Cash Reserve and the Noric Holdings IV Cash Reserve on the Cash Collateral Amount Distribution Dates pursuant to Section 7.04(g) of the Sponsor Subsidiary Credit Agreement prior to such time less (c) the aggregate amount of all Cash Collateral Amounts that have been used to make prepayments of Advances pursuant to Section 7.04(j) of the Sponsor Subsidiary Credit Agreement prior to such time.

                  "TRANSACTION ASSET" means an Energy Investment or an E&P
Asset.

                  "TRANSACTION ASSET SCHEDULE" means, with respect to (a) each Energy Investment and any Intermediate Holder and each Underlying Business related thereto and (b) each E&P Asset related thereto, the written schedule identifying, among other things, the exceptions to the representations and warranties in Section 4.02 of the of the Sponsor Subsidiary Credit Agreement and the covenants in Sections 5.08 and 5.09 of the Sponsor Subsidiary Credit Agreement, as agreed pursuant to the Acquisition/Accession Procedures Schedule.

                  "TRANSACTION COSTS" has the meaning set forth in the Mustang Company Agreement.

                  "TRANSACTIONS" shall mean all the transactions and activities referred to in or contemplated by the Operative Documents to which El Paso or any El Paso Party is a party.

                  "TRANSFER" means, with respect to any Clydesdale Partnership Interest, Lusitano Membership Interest, Lipizzan Partnership Interest, Noric Membership Interest, Palomino Membership Interest, Paso Fino Membership Interest or Noric LP Partnership Interest as a noun, any voluntary or involuntary transfer or sale of, assignment of an interest (including a security interest) in or other disposition of such Clydesdale Partnership Interest, Lusitano Membership Interest, Lipizzan Partnership Interest, Noric Membership Interest, Palomino Membership Interest, Paso Fino Membership Interest or Noric LP Partnership Interest (other than a retirement or redemption of such Clydesdale Partnership Interest, Lusitano Membership Interest, Lipizzan Partnership Interest, Noric Membership Interest, Palomino Membership Interest, Paso Fino Membership Interest or Noric LP Partnership Interest), and, as a verb, voluntarily or


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

involuntarily to transfer, sell, assign (including assign for security) or otherwise dispose of, such Clydesdale Partnership Interest, Lusitano Membership Interest, Lipizzan Partnership Interest, Noric Membership Interest, Palomino Membership Interest, Paso Fino Membership Interest or Noric LP Partnership Interest (other than to retire or redeem such Clydesdale Partner's, Lusitano's, Lipizzan's, Noric Member's, Palomino's, Paso Fino's or Noric LP's interest), including, in each case, any transfer by operation of Applicable Law, merger or bankruptcy or otherwise. The adjective "TRANSFERRED" has the correlative meaning.

                  "TRANSFER RESTRICTION" means, with respect to any Transaction Asset, any restriction on the transferability of such Transaction Asset, in whole or in part, including pursuant to a Subsequent Transfer, including any such restriction in the form of a Lien, any rights granted to or in favor of any Person, including, in the case of any Energy Investment, any right in the nature of a right of first refusal, a right of first offer, call rights or tag-along rights or any such restriction arising as a result of a requirement that the holder of the Energy Investment be (or not be) a specified Person or affiliate thereof or any limit on the number of holders of such interest of the same class (in each case other than pursuant to securities laws applicable to any transfer, any FERC regulation of general applicability or the Operative Documents).

                  "TRANSFEREE CERTIFICATE" (a) as used in the Clydesdale Partnership Agreement, means a certificate executed by a prospective transferee of a Clydesdale Partnership Interest in accordance with Section 10.3(f) of the Clydesdale Partnership Agreement and in the form of Exhibit E thereto and (b) as used in the Noric Company Agreement, means a certificate executed by a prospective transferee of a Noric Membership Interest in accordance with Section 10 of the Noric Company Agreement in the form of Exhibit A thereto.

                  "TRANSFEROR CERTIFICATE" (a) as used in the Clydesdale Partnership Agreement, means a certificate executed by a prospective transferor of a Clydesdale Partnership Interest in accordance with Section 10.3(f) of the Clydesdale Partnership Agreement and in the form of Exhibit F thereto and (b) as used in the Noric Company Agreement, means a certificate executed by a prospective transferor of a Noric Membership Interest in accordance with Section 10 of the Noric Company Agreement in the form of Exhibit B thereto.

                  "TRANSFERS OF INTERESTS" means the collective reference to:

                  (a) the transfer by Noric Holdings of a portion of its Class A Limited Partnership Interest in Clydesdale to Noric Holdings I;

                  (b) the transfer of the Noric Class B Membership Interest by Clydesdale to Noric Holdings I in redemption of the entire Clydesdale Class A Limited Partnership Interest held by Noric Holdings I;

                  (c) the transfer by El Paso Oil & Gas Resources and El Paso Production Oil & Gas USA of their respective Class A Membership Interests in Noric Holdings I to El Paso Production Oil & Gas Company, a wholly owned Subsidiary of El Paso;

                  (d) the transfer by El Paso Production Oil & Gas Company of its Class A Membership Interests in Noric Holdings I to El Paso Noric Investments I, L.L.C., a wholly owned Subsidiary of El Paso;


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

                  (e) the transfer by El Paso Production Company and El Paso Energy Raton, L.L.C. of their respective Class A Membership Interests in Noric Holdings I to El Paso Noric Investments I, L.L.C.;

                  (f) the transfer by El Paso Oil & Gas Resources and El Paso Production Oil & Gas USA of their respective Class A Membership Interests in Noric Holdings IV to one or more direct or indirect wholly owned subsidiaries of El Paso;

                  (g) the transfer by El Paso CNG Company of its Class A Membership Interest in Noric Holdings III to one or more wholly owned subsidiaries of El Paso; and

                  (h) the granting of the Liens on all of the Class A Membership Interests in Noric Holdings I, Noric Holdings III and Noric Holdings IV (including all certificates representing such interests) and on the proceeds thereof to the collateral agent under the Security and Intercreditor Agreement (as defined in the El Paso New Revolving Facility) to secure the Secured Obligations (as defined in the Security and Intercreditor Agreement).

                   (i) the transfer by Ambac Private Holdings, LLC of its Class A Member Interest in Mustang Investors, L.L.C. to Shetland.

                  "TWENTIETH ANNIVERSARY" means the twentieth anniversary of the Closing Date or, if such day is not a Business Day, the immediately preceding Business Day.

                  "UCC" means, with respect to any state or territory of the United States, the "Uniform Commercial Code" in effect in such state or territory.

                  "UNAPPLIED AMOUNT INTEREST" has the meaning set forth in the Mustang Credit and Security Agreement.

                  "UNDERLYING BUSINESS" means with respect to an Energy Investment the ultimate Business Entity or Business Entities relating to such Energy Investment, which in the case of the Energy Investment held by Noric Holdings III, L.L.C., includes each CIG Controlled Business.

                  "UNITED STATES" and "U.S." each mean the United States of America.

                  "UNITED STATES BANKRUPTCY CODE" shall mean Title 11 of the United States Code entitled "Bankruptcy" as in effect from time to time, or any successor thereto.

                  "UNRECOVERED CAPITAL" means:

                  (a) with respect to the Clydesdale General Partner at any time the excess of (i) the aggregate amount contributed to Clydesdale by the Clydesdale General Partner on the Closing Date and from time to time thereafter, including pursuant to Section 5.3 of the Clydesdale Partnership Agreement (if any) over (ii) the aggregate amount of the Capital Account of the Clydesdale General Partner retired and paid to the Clydesdale General Partner pursuant to Section 7 and Section 12 of the Clydesdale Partnership Agreement; and


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

                  (b) with respect to a Clydesdale Class A Limited Partner at any time the excess of (i) the aggregate amount contributed to Clydesdale by such Clydesdale Class A Limited Partner on the Closing Date and from time to time thereafter, including pursuant to Section
         5.3 of the Clydesdale Partnership Agreement (if any) over (ii) the aggregate amount of the Capital Account of such Clydesdale Class A Limited Partner retired and paid to such Clydesdale Class A Limited Partner pursuant to Section 7 and Section 12 of the Clydesdale Partnership Agreement.

                  "VOLUNTARY BANKRUPTCY" has the meaning set forth in the definition of Bankruptcy.

                  "VOTING INTERESTS" means shares of capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

                  "WHOLLY OWNED AFFILIATE" of any Person means (a) an Affiliate of such Person 100% of the capital stock (or its equivalent in the case of entities other than corporations) of which is owned beneficially by such Person, directly or indirectly through one or more Wholly Owned Affiliates, or by any Person who, directly or indirectly, owns beneficially 100% of the capital stock (or its equivalent in the case of entities other than corporations) of such Person, or (b) an Affiliate of such Person who, directly or indirectly, owns beneficially 100% of the capital stock (or its equivalent in the case of entities other than corporations) of such Person; provided that, for purposes of determining the ownership of the capital stock of any Person, de minimis amounts of stock held by directors, nominees and similar persons pursuant to statutory or regulatory requirements shall not be taken into account.

                  "WIC" means Wyoming Interstate Company Ltd., a Colorado limited partnership, the general partner of which is CIG Gas Supply Company and the limited partner of which is Wyoming Gas Supply Inc.

                  "WIC HOLDING" means El Paso WIC Investments, L.L.C., a Delaware limited liability company and the direct parent of CIG Gas Supply Company and Wyoming Gas Supply Inc.

                  "WITHDRAWAL LIABILITY" has the meaning given such term under
Part 1 of Subtitle E of Title IV or ERISA.

                  SECTION 2. EL PASO NEW REVOLVING FACILITY DEFINITIONS.
Defined terms used in this Agreement and defined by reference to the El Paso New Revolving Facility (including defined terms used in such defined terms) shall have the meaning set forth in the El Paso New Revolving Facility dated as of April 16, 2003, provided that any amendments to such terms shall be effective for purposes of this Agreement only if such amendments are expressly consented to by Mustang, the Mustang Administrative Agent and the Administrative Agent (as defined in the El Paso New Revolving Facility). In addition the amendment provisions set forth in the Operative Documents (as such term is defined in the Mustang Credit and Security Agreement)


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

shall be complied with before any such amendment becomes effective for purposes of such Operative Documents.

                   SECTION 3. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, and no consent to any departure therefrom, shall be effective unless the same shall be in writing and signed by each of the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding anything contained herein, any amendment or waiver to defined terms used in the Operative Documents (as such term is defined in the Mustang Credit and Security Agreement) shall be effective without the consent of Clydesdale, Appaloosa or any holder of an equity interest of a party to such amendment or waiver. In addition the amendment provisions set forth in the Operative Documents (as such term is defined in the Mustang Credit and Security Agreement) shall be complied with before any amendment or waiver of any defined term used in such Operative Documents is effective.

                   SECTION 4. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                   SECTION 5. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                   SECTION 6. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS DEFINITIONS AGREEMENT.

                   SECTION 7. CONSENT TO JURISDICTION. (i) Each of the parties hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City and any appellate court from any thereof in any action or proceeding in respect of, but only in respect of, any claims or causes of action arising out of or relating to this Agreement (such claims and causes of action, collectively, being "PERMITTED CLAIMS"), and each of the parties hereby irrevocably agrees that all Permitted Claims may be heard and determined in such New York State court or in such Federal court. Each party hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding in any aforementioned court in respect of Permitted Claims.

                   SECTION 8. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be given in accordance with the Notice Agreement.

                  [Remainder of page intentionally left blank]


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

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    EL PASO CORPORATION

                                    By:     /s/ John J. Hopper
                                        ----------------------------------------
                                        Name: John J. Hopper
                                        Title: Vice President

El Paso Definitions Agreement

                                    MUSTANG INVESTORS, L.L.C.

                                    By: Dongola, Inc., as its managing member

                                             By:      /s/ James A. Hanley
                                                 -------------------------------
                                                 Name: James A. Hanley
                                                 Title: Vice President

El Paso Definitions Agreement

                           NORIC HOLDINGS, L.L.C.

                           By: Shetland Holdings Company, as its class A member

                                    By:      /s/ John J. Hopper
                                        ----------------------------------------
                                        Name: John J. Hopper
                                        Title: Vice President

El Paso Definitions Agreement

                           NORIC HOLDINGS I, L.L.C.

                           By: El Paso Noric Investments I, L.L.C., as its
                               managing member

                           By:     /s/ John J. Hopper
                               -------------------------------------------------
                               Name: John J. Hopper
                               Title: Vice President

El Paso Definitions Agreement

                          NORIC HOLDINGS III, L.L.C.

                          By: El Paso Noric Investments III, L.L.C., as its
                              sole class A member

                          By:     /s/ Teresa L. McDonald
                              --------------------------------------------------
                              Name: Teresa L. McDonald
                              Title: Vice President

El Paso Definitions Agreement

                          NORIC HOLDINGS IV, L.L.C.

                          By: El Paso Noric Investments IV, L.L.C., as its
                              managing member

                          By:     /s/ John J. Hopper
                              --------------------------------------------------
                              Name: John J. Hopper
                              Title: Vice President

El Paso Definitions Agreement

                     NORIC, L.L.C.

                     By: Noric Holdings I, L.L.C., as its managing member

                         By: El Paso Noric Investments I, L.L.C.,
                             as its managing member

                         By:      /s/ John J. Hopper
                             --------------------------------------------
                             Name: John J. Hopper
                             Title: Vice President

El Paso Definitions Agreement

                           PALOMINO, L.L.C.

                           By: Noric, L.L.C., as its sole member

                               By: Noric Holdings I, L.L.C., as its
                                   managing member

                                   By: El Paso Noric Investments I,
                                       L.L.C., as its managing member

                                   By:      /s/ John J. Hopper
                                       -------------------------------------
                                       Name: John J. Hopper
                                       Title: Vice President

El Paso Definitions Agreement

                             PASO FINO, L.L.C.

                             By: Noric, L.L.C., as its sole member

                                 By: Noric Holdings I, L.L.C., as its
                                     managing member

                                     By: El Paso Noric Investments I,
                                         L.L.C., as its managing member

                                     By:      /s/ John J. Hopper
                                         -----------------------------------
                                         Name: John J. Hopper
                                         Title: Vice President

El Paso Definitions Agreement

                          NORIC, L.P.

                          By: Palomino L.L.C., as its general partner

                              By: Noric, L.L.C., as its sole member

                                  By: Noric Holdings I, L.L.C., as its
                                      managing member

                                      By: El Paso Noric Investments I,
                                          L.L.C., as its managing member

                                      By:         /s/ John J. Hopper
                                          ---------------------------------
                                          Name: John J. Hopper
                                          Title: Vice President

El Paso Definitions Agreement

                         LUSITANO, L.L.C.

                         By: Noric Holdings IV, L.L.C., as its sole member

                             By: El Paso Noric Investments IV,
                                 L.L.C., as its managing member

                             By:     /s/ John J. Hopper
                                 --------------------------------------------
                                 Name: John J. Hopper
                                 Title: Vice President

El Paso Definitions Agreement

                           LIPIZZAN HOLDING, L.P.

                           By: Lusitano, L.L.C., as its general partner

                               By: Noric Holdings IV, L.L.C., as its sole
                                   member

                                   By: El Paso Noric Investments IV,
                                       L.L.C., as its managing member

                                   By:      /s/ John J. Hopper
                                       -----------------------------------
                                       Name: John J. Hopper
                                       Title: Vice President

El Paso Definitions Agreement

                WILMINGTON TRUST COMPANY, not in its individual capacity but solely as the Sponsor Subsidiary Collateral Agent

                By:      /s/ James A. Hanley
                    ----------------------------------------
                    Name: James A. Hanley
                    Title: Financial Services Officer

El Paso Definitions Agreement

                          EL PASO NORIC INVESTMENTS I, L.L.C.

                          By:       /s/ John J. Hopper
                              -----------------------------------
                              Name: John J. Hopper
                              Title: Vice President

El Paso Definitions Agreement

                          EL PASO NORIC INVESTMENTS III, L.L.C.

                          By:      /s/ Teresa L. McDonald
                              ----------------------------------------
                              Name: Teresa L. McDonald
                              Title: Vice President

El Paso Definitions Agreement

                          EL PASO NORIC INVESTMENTS IV, L.L.C.

                          By:       /s/ John J. Hopper
                              -----------------------------------
                              Name: John J. Hopper
                              Title: Vice President

El Paso Definitions Agreement

                         CLYDESDALE ASSOCIATES, L.P.

                         By: Appaloosa Holdings Company, as its general
                             partner

                         By:       /s/ John J. Hopper
                             -----------------------------------
                             Name: John J. Hopper
                             Title: Vice President

El Paso Definitions Agreement

                        APPALOOSA HOLDINGS COMPANY

                        By:     /s/ John J. Hopper
                            -----------------------------
                            Name: John J. Hopper
                            Title: Vice President

El Paso Definitions Agreement

                       RIO GRANDE TRUST II

                       By: Wilmington Trust Company, not in its individual
                           capacity, but solely as Trustee

                           By:    /s/ James A. Hanley
                               -----------------------------------
                               Name: James A. Hanley
                               Title: Financial Services Officer

El Paso Definitions Agreement

                                   DONGOLA, INC.

                                   By:     /s/ James A. Hanley
                                       ---------------------------------------
                                       Name: James A. Hanley
                                       Title: Vice President

El Paso Definitions Agreement

                                   SHETLAND HOLDINGS COMPANY

                                   By:     /s/ John J. Hopper
                                       -----------------------------------
                                       Name: John J. Hopper
                                       Title: Vice President and Treasurer

El Paso Definitions Agreement

                                   BSCS XXVII, INC.

                                   By:     /s/ Lori Gebron
                                       --------------------------------
                                       Name: Lori Gebron
                                       Title: Vice President

El Paso Definitions Agreement

                                   CITICORP NORTH AMERICA, INC.

                                   By:     /s/ Amy Pincu
                                       -------------------------
                                       Name: Amy Pincu
                                       Title: Vice President

El Paso Definitions Agreement